Registration Nos. 333-188304

811-09725

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT No. 4

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 6

THE GUARDIAN SEPARATE ACCOUNT N

(Exact Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Complete Address of Principal Executive Offices)

(212) 598-8359

(Depositors Telephone Number)

RICHARD T. POTTER, JR., ESQ.

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

Steve Roth

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b), or
☒	on May 1, 2016 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(i), or
☐	on pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant’s most recent fiscal year was filed on March 21, 2016.

May 1, 2016	Securities Act of 1933 File No. 333-188304

PROSPECTUS FOR FLEXIBLE SOLUTIONS® VUL III

Issued by The Guardian Insurance & Annuity Company, Inc. through The Guardian Separate Account N

7 Hanover Square, New York, New York 10004

Flexible Solutions® VUL III (Flexible Solutions VUL) (the Policy or Policies) is an individual variable universal life (VUL) insurance policy with an index-linked interest option, offered through Separate Account N (the Separate Account) of The Guardian Insurance & Annuity Company, Inc. (GIAC). It offers flexibility in the timing and amount of the premiums you pay, how your premiums are invested, and the amount of coverage you have; but you bear the risk of investment losses for any premiums or cash values allocated to the variable investment options. You also bear the risk that declines in an Index could result in little or no interest being credited to your allocations to the indexed option. Neither the Policy nor the indexed option represents an investment in the stock market or any securities index. You can also allocate Net Premiums and Policy Account Value to a fixed-rate option. Special limits apply to transfers out of the fixed-rate option.

Any guarantees under the Policy or riders that exceed the value of your interest in the Separate Account are paid from our general account and not from the Separate Account. See Your Allocation Options: The Variable Investment Options: The Separate Account. Therefore, any amounts that we pay under the Policy in excess of your interest in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

The following variable investment options are available through this product.

RS Investment Management Co. LLC

RS Variable Products Trust (Class I Shares)

RS Emerging Markets VIP Series

RS High Yield VIP Series

RS International VIP Series

RS Investment Quality Bond VIP Series

RS Low Duration Bond VIP Series

RS Small Cap Growth Equity VIP Series

AllianceBernstein L.P.

AB Variable Products Series Fund, Inc.

AB VPS Growth and Income Portfolio

AB VPS Large Cap Growth Portfolio

American Century Investment Management, Inc.

American Century Variable Portfolios II Inc.
(Class 2 Shares)

American Century VP Mid Cap Value Fund

Columbia Management Investment Advisers, LLC

Columbia Funds Variable Insurance Trust
(Class 2 Shares)

Columbia Variable Portfolio – Small Cap Value Fund

Davis Selected Advisers, LP

Davis Variable Account Fund, Inc.

Davis Financial Portfolio

Davis Real Estate Portfolio

Fidelity Management & Research Company
Fidelity Variable Insurance Products Trust

(Service Class 2 Shares)

Fidelity VIP Contrafund® Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Mid Cap Portfolio

Fidelity VIP Government Money Market Portfolio

Fidelity Management & Research Company
Fidelity Variable Insurance Products Trust
(Initial Class Shares)

Fidelity VIP Index 500 Portfolio

Invesco Advisers, Inc.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II Shares)

Invesco V.I. American Franchise Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Managed Volatility Fund

Janus Capital Management LLC

Janus Aspen Series (Service Shares)

Janus Aspen Enterprise Portfolio

Janus Aspen Forty Portfolio

Janus Aspen Janus Portfolio

Massachusetts Financial Services Company
MFS Variable Insurance Trust
(Service Class Shares)

MFS® Growth Series

MFS® Investors Trust Series

MFS® New Discovery Series

MFS® Research Series

MFS® Total Return Series

PIMCO
PIMCO Variable Insurance Trust
(Advisor Class Shares)

PIMCO Total Return Portfolio

Pioneer Investment Management, Inc.
Pioneer Variable Contracts Trust (Class II Shares)

Pioneer Equity Income VCT Portfolio

Putnam Investment Management, LLC

Putnam Variable Trust (Class IB)

Putnam VT Investors Fund

Templeton Investment Counsel, LLC
Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)

Templeton Foreign VIP Fund

Waddell & Reed Investment Management Company

Ivy Funds Variable Insurance Portfolios

Ivy Funds VIP Mid Cap Growth

This prospectus sets forth information that you should know about the Policy before investing. Please retain it for future reference. It must be accompanied by the current prospectuses for the foregoing variable investment options.

Please read these prospectuses carefully before investing.

The Policy, indexed option and fixed-rate option have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involves investment risk, including possible loss of principal amount invested.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) that you may visit to view this prospectus and other information.

The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. The Guardian Insurance & Annuity Company, Inc. (GIAC) does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC.

Park Avenue Securities LLC (PAS) serves as principal underwriter and distributor of the Policies and offers the Policies through its sales representatives who are registered with the Financial Industry Regulatory Authority (FINRA) and with the states in which they do business. PAS is a wholly owned subsidiary of GIAC. More information about PAS and its registered persons is available at http://www.finra.org or by calling 1-800-289-9999. You can also obtain various investor brochures from FINRA.

POLICY SUMMARY

THIS SUMMARY outlines the principal features of the Policy, including policy benefits and risks. It is qualified by the detailed explanation which follows the summary. A prospective purchaser should evaluate the need for life insurance and the Policy’s long term investment potential before buying a Policy. In addition, it may not be advantageous to terminate existing life insurance coverage and replace it with a Policy. Variable life insurance is not a short-term investment.

WHAT IS VARIABLE LIFE INSURANCE AND HOW DOES IT WORK?

Variable life insurance is intended to provide important benefits:

•	a death benefit that is not taxable to your beneficiary

•	a cash value that can grow, with taxes on the growth being deferred.

You allocate your Net Premium payments and cash value among the variable investment options, a fixed-rate option and an indexed option. Most of these options provide variable returns. That’s why it’s called variable life insurance.

If the investment options that you choose perform well, the cash value of your Policy may increase, and the death benefit may also increase. As a variable life insurance policyowner, however, you bear the risk of investment losses to the extent that your cash values are invested in the variable investment options. You also bear the risk that declines in an Index could result in little or no interest being credited to your allocations to the indexed option for a prolonged period of time, and you may need to increase the premiums you pay in order to keep the Policy in force. The Policy has no guaranteed cash value. The Policy is not suitable for short-term investment purposes.

WHAT ARE THE INSURANCE BENEFITS UNDER YOUR POLICY?

There are two types of insurance benefits available through this Policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the Policy when we receive proof that the insured has died while the Policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. The rider benefits you choose will determine the additional amount, if any, that’s paid to the beneficiary.

Death Benefits

You have a choice of three death benefit options with this Policy:

•	under Option 1, the death benefit is a fixed amount, your Policy’s Face Amount.

•

under Option 2, the death benefit is a variable amount that is made up of your Policy’s Face Amount and the values attributable to your allocation options held in your Policy, your Policy Account Value. Your Policy Account Value can change depending on the performance of the investments held in your Policy.

•

under Option 3, the death benefit is your Policy’s Face Amount plus the sum of your Net Accumulated Premiums. The death benefit amount will increase when you make premium payments, but will decrease when you make partial withdrawals.

Terms we’ve used

In this document, we, us, and our refer to The Guardian Insurance & Annuity Company, Inc. (GIAC), and you and your refer to the policyowner.

You can find definitions of special terms used in this prospectus in Appendix A. Special terms used in connection with the indexed option can be found in “The Indexed Option.”

Benefits

There are two types of insurance benefits available through this Policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the Policy when we receive proof that the insured has died while the Policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. Life insurance may also provide certain tax benefits.

SUMMARY	PROSPECTUS	1

Within certain limits, you can change your Policy’s death benefit option on or after the first Policy Anniversary and as long as the insured is still living, until the Policy Anniversary closest to the insured’s 121st birthday. At the insured’s Attained Age 121, the death benefit option will automatically be changed to Option 1. See “Death Benefit Options.”

Additional Sum Insured

You may purchase an Additional Sum Insured when the Policy is issued. The Additional Sum Insured will be part of your Policy’s Face Amount until the insured’s Attained Age 100 at which time this coverage terminates. See “Benefits and Policy Values.”

Rider Benefits

Riders are a way to add to the coverage offered by your Policy. A variety of riders are offered under the Policy. There may be additional costs for rider benefits. See “Supplemental Benefits and Riders.”

Tax Benefits

In most cases, you are not taxed on earnings until you take earnings out of the Policy. The death benefit may be subject to Federal and state estate taxes but your beneficiary will generally not be subject to income tax on the death benefit. See “Federal Tax Considerations.”

WHAT ARE PREMIUMS?

Premiums are the payments you make to buy and keep your insurance in force. There are several types of premiums associated with the Policy, which together form your Policy premium. See “Premiums.” After you have paid the Minimum to Issue Premium, you may pay premiums on your Policy at any time and in any amount during the lifetime of the insured subject to certain limits. However, if your Policy Account Value, after subtracting the Monthly Deduction and the Policy Debt, is less than zero on a Monthly Processing Date, your Policy may lapse (terminate), unless the No Lapse Guarantee or Guaranteed Coverage Rider is in effect and you have satisfied the requirements or you pay additional premium. We will warn you if your Policy is in danger of lapsing. See “Default.”

WHAT ARE YOUR ALLOCATION OPTIONS?

You choose where your Net Premiums and Policy Account Value are invested. There are a number of variable investment options, an indexed option, and a fixed-rate option. See “Your Allocation Options.” Currently, there is no limit to the number of variable investment options to which you may allocate your Net Premiums and Policy Account Value. We reserve the right to limit the number of variable investment options in which you may be invested at any one time, however, that number will never be less than 20. We will notify you in advance before exercising this right.

Each variable investment option invests in a mutual fund or a series of a mutual fund. The value of these options, and your Policy Account Value in them, will vary depending on the performance of the underlying mutual funds. There is no minimum guaranteed Policy Account Value for amounts allocated to the variable investment options and, if you invest in variable investment options, you will be subject to the risk that investment performance will be poor and that your Policy Account Value will decrease. You could lose everything you invest and your Policy could lapse unless you pay additional premium.

Flexible premium

payments

After you have paid the Minimum to Issue Premium you may pay premiums on your Policy at any time and in any amount during the lifetime of the insured.

Allocation options

You choose where your Net Premiums and Policy Account Value are invested. There are a number of variable investment options an indexed option, and a fixed-rate option.

2	PROSPECTUS	SUMMARY

You will find the investment objectives, policies, fees and expenses, and a comprehensive discussion of the risks of each of the underlying mutual funds listed in the accompanying prospectus for that fund. You should read the fund prospectuses carefully and consider the investment objective, risks, fees and charges before investing in any variable investment option. See “The Variable Investment Options.”

Any Net Premiums or Policy Account Value that you allocate to the indexed option is first placed into the Holding Account and then transferred from the Holding Account to an Indexed Segment on the next available Indexed Segment Start Date. We credit interest on amounts in the Holding Account at a minimum guaranteed effective annual rate of 2%. We credit interest on Indexed Segments based, in part, on an external index. We also credit 2% annual interest to the Indexed Option Alternate Account, which account increases and decreases based on amounts applied to and withdrawn from the indexed option. If, on the date of calculation, the amount allocated to the indexed option is less than the amount in the Indexed Option Alternate Account, the difference will be added to the Policy Account Value when determining the minimum death benefit payable under the Policy and the Net Cash Surrender Value available to you upon surrender of the Policy. If the Policy lapses, you will receive any amount by which the Indexed Option Alternate Account value exceeds the Policy Account Value in the indexed option at the end of the grace period. See “The General Account, the Fixed-Rate Option and the Indexed Option” and “The Indexed Option.”

Amounts allocated to the fixed-rate option earn a set rate of interest. You earn interest on the total that you have invested in the fixed-rate option, including interest you have earned in previous years less charges. Interest accrues daily at a minimum annual interest rate of 2%. GIAC sets the rate of interest for the fixed-rate option in its sole discretion, and you assume the risk that the rates we set might not exceed the minimum guaranteed rate. Your Policy Account Value in the fixed-rate option is backed by GIAC’s general account. See “The General Account, the Fixed-Rate Option and the Indexed Option,” and “Assets in the Fixed-Rate Option.”

CAN YOU TRANSFER THE MONEY IN YOUR POLICY AMONG DIFFERENT ALLOCATION OPTIONS?

To the extent that the money in your Policy is not being held as collateral against a loan, you can transfer it among the variable and indexed account options, and into the fixed-rate option, at any time, subject to certain limitations on frequent transfer activity. See “Transfers Among the Allocation Options” and “Frequent Transfers Among the Variable Investment Options.” We limit transfers out of the fixed-rate option. See “Transfers from the Fixed-rate Option.”

DO YOU HAVE ACCESS TO THE MONEY YOU’VE INVESTED IN YOUR POLICY?

You may, within limits, make partial withdrawals of your Policy’s Net Cash Surrender Value. See “Partial Withdrawals.” The Net Cash Surrender Value is your Policy Account Value minus any surrender charges and Policy Debt.

You may also, within limits, borrow all or a portion of the loan value of your Policy, while the insured is living. There are risks associated with Policy loans. Two types of Policy loans are available — standard and indexed. When you take a standard Policy loan, we transfer the amount of the loan out of the variable investment options, the fixed-rate option, and the indexed option and hold that amount in the Loan Account to serve as collateral. Amounts in the Loan Account do not participate in the investment experience of the allocation options and the loan, therefore,

Variable Investment

Option Risks

Investment performance in the variable investment options may be unfavorable. You could lose everything you invest and your Policy could lapse without value if you do not pay additional premium.

Fixed-rate Option Risks

The rate of interest we declare for the fixed-rate option may decrease to the minimum guaranteed rate.

Indexed Option Risks

You bear the risk that (i) the Indexed Segment Rate of Return applicable to an Indexed Segment may not exceed the Indexed Segment Guaranteed Minimum Interest Rate shown in your Policy, (ii) continued declines in index returns could result in little or no interest being credited to your Policy Account Value for a prolonged period, (iii) Index returns may exceed the current Indexed Segment Interest Rate Cap for a particular Indexed Segment, (iv) surrender of the Policy before the Indexed Segment Maturity Date would result in no Indexed Segment Interest Credit being credited. See “The Indexed Option” for definitions of terms specific to the indexed option.

Surrender and Withdrawal Risks

The Policy is designed to meet long-term financial goals. Surrenders and partial withdrawals may have tax consequences, and the charges associated with surrenders may play a role in determining whether your Policy will lapse.

SUMMARY	PROSPECTUS	3

can affect the Policy Account Value and death benefit over time whether or not the loan is repaid. Beginning on the fifth Policy Anniversary, you may take an indexed Policy loan. Unlike standard Policy loans, only Policy Account Value in the indexed option may be borrowed. We do not transfer the amount of the loan out of the indexed option. The amounts borrowed remain in the indexed option and continue to earn the interest associated therewith. Outstanding loans reduce the amounts available for withdrawal or surrender, and the amount we pay on the insured’s death. Your Policy may lapse if your Policy Account Value less Policy Debt, after subtracting the Monthly Deduction due on any Monthly Processing Date, is less than zero. If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, you may have to pay tax on the amount you still owe to your Policy. See “Policy Loans” and “Federal Tax Considerations.”

Finally, you may at any time surrender your Policy for the Net Cash Surrender Value. After you surrender your Policy, you no longer have insurance coverage. A separate surrender charge applies to the Basic Sum Insured and each Policy Segment during the Surrender Charge Period. The Surrender Charge Period can be from 5-14 years depending on the insured’s age at the time the Policy is issued or the Face Amount increased. It is possible that you will receive no Net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender it or make partial withdrawals in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short term investment. Surrenders and partial withdrawals may have tax consequences. See “Surrendering Your Policy” and “Federal Tax Considerations.”

HOW IS YOUR POLICY AFFECTED BY TAXES?

We believe there is a reasonable basis for concluding that your Policy will be treated as a life insurance contract under federal tax law. However, due to limited guidance, there is some uncertainty about the application of the federal tax law to the Policy, particularly with respect to Policies issued on an insured who does not meet our insurance requirements for standard coverage. Assuming that your Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludible from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although some other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, taxable distributions made to a taxpayer who is under the age of 59-1/2 are subject to a 10% penalty tax. If the Policy is not a MEC: (i) distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income, (ii) loans will generally not be treated as distributions, and (iii) neither distributions nor loans will be subject to the 10% penalty tax. See “Federal Tax Considerations.”

WHAT DEDUCTIONS AND CHARGES DO YOU HAVE TO PAY?

There are various deductions and charges associated with maintaining your Policy. See “Charges and Deductions Tables” and “Deductions and Charges.”

WHAT CHANGES CAN YOU MAKE TO YOUR POLICY?

Decreasing the face amount of the policy

You may request a decrease in the Face Amount at any time. The requested decrease must be at least $5,000, the insured must be alive on

Loan Risks

Loans reduce the amount of Policy Account Value available for withdrawal or surrender, and the amount we pay on the insured’s death, by the amount of the indebtedness. Your Policy may lapse if your Policy Debt plus Monthly Deductions due on a Monthly Processing Date reduce the Policy Account Value to less than zero. A loan also may have tax consequences.

Tax Risk

Tax laws, regulations, and interpretations are subject to change. Such changes may impact the expected benefits of purchasing a Policy.

Risk of increase in

current fees and

expenses

Certain Policy fees and charges may be currently charged at less than their maximum amounts. We may increase these charges up to the guaranteed maximum levels.

4	PROSPECTUS	SUMMARY

the date the decrease will take effect and Monthly Deductions currently cannot be waived under a Waiver of Monthly Deductions Rider. The new Face Amount cannot be lower than GIAC’s current minimum Face Amount. See “Decreasing the Face Amount.” The Policy’s Face Amount may also be decreased when you take a partial withdrawal. See “Partial Withdrawls.”

Increasing the face amount of the policy

On and after your first Policy Anniversary, you may request an increase in your Policy’s Face Amount. The increase is subject to evidence of insurability, must be for at least $25,000, the insured must be Attained Age 70 or less at the time of the increase and Monthly Deductions currently cannot be waived under a Waiver of Monthly Deductions Rider. The amount of each increase will be treated as a separate Policy Segment, with its own underwriting class, cost of insurance rates, surrender charges, administrative charges, Target Premiums, Minimum Monthly Premium (if the No Lapse Guarantee is in effect) and Guaranteed Coverage Rider Minimum Monthly Premium (if the Guaranteed Coverage Rider is in effect). The issue age for the increase will be the insured’s Attained Age under the Policy on the effective date of the increase. See “Increasing the Face Amount.”

Exchanging Your Policy for a Fixed-benefit Life Insurance Policy

You may exchange your Policy for a level premium fixed-benefit whole life insurance policy that we make available for this purpose issued by GIAC or one of our affiliates prior to the insured’s Attained Age 90. There may be a credit or a cost to be paid. See “Exchanging a Policy.”

Canceling Your Policy After It Has Been Issued

You may cancel your Policy by returning it with a written cancellation notice to either our Customer Service Office or the agent from whom you bought the Policy. You must do this by the later of:

•	10 days after you receive your Policy, or

•	45 days after you sign the completed application for your Policy.

Longer periods may apply in some states and in some circumstances. You should refer to your Policy for further details. Once we receive your notice, we will refund all of the premiums you paid, and your Policy will be considered void from the beginning. See “Your Right To Cancel Your Policy.”

COULD YOUR POLICY LAPSE?

Your Policy may lapse if the Policy Account Value less Policy Debt is less than zero after deducting the Monthly Deduction on a Monthly Processing Date, and you do not make the required payment within 61 days of the time the Monthly Deduction is due.

If your Policy has a No Lapse Guarantee feature, during the No Lapse Guarantee Period your Policy will not lapse, even if the Policy Account Value less Policy Debt is less than zero after deducting the Monthly Deduction on a Monthly Processing Date, so long as the No Lapse Guarantee Condition is satisfied. See “No Lapse Guarantee.”

If your Policy has the Guaranteed Coverage Rider, and the No Lapse Guarantee is not applicable, while this Rider is in force, your Policy will not lapse, even if the Policy Account Value less Policy Debt is less than zero after deducting the Monthly Deduction on a Monthly Processing Date, so long as the Guaranteed Coverage Rider requirement is satisfied. See “Guaranteed Coverage Rider.”

We will warn you at least 30 days in advance if we see that your Policy is in danger of lapsing. We will tell you the amount of the required payment that you must pay in order to keep your Policy in force, and will keep your Policy in force if we receive the required payment when requested. See “Default.”

Policy changes

you can make

With certain restrictions, you may:

•	request an increase or decrease in the Face Amount of your Policy

•	exchange your Policy for a level premium fixed-benefit life insurance policy

•	cancel your Policy after it has been issued.

Risk of policy

lapse

Your Policy may lapse if you don’t pay enough Policy premium or if you have excess Policy Debt.

SUMMARY	PROSPECTUS	5

CHARGES AND DEDUCTIONS TABLES

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Policy. If the amount of the charge varies depending on the individual characteristics of the insured — such as age, sex, policy duration, Face Amount and underwriting class — the tables below show the maximum and minimum charges we assess under the Policy and the charges for a typical insured. The charges may not be typical of the charges you will pay. The first table describes the fees and expenses that are payable at the time that you buy the Policy, surrender the Policy, or transfer Policy Account Value among the variable investment options and the fixed-rate option. For purposes of this table, all charges have been rounded to the nearest cent or hundredth, as applicable.

TRANSACTION FEES
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge and Current Charge
Premium Charge (includes any applicable premium taxes)[1]	Upon each premium payment	In each of Policy and Coverage Years 1-10[2]: • 8% of premiums paid up to one Target Premium[3] • 4% of premiums paid in excess of one Target Premium[3]
Surrender Charge[4]
Maximum First Year Surrender Charge	Upon full surrender of the Policy[4]	$52.99 per $1,000 of Basic Sum Insured
Minimum First Year Surrender Charge	Upon full surrender of the Policy[4]	$11.31 per $1,000 of Basic Sum Insured
First Year Surrender Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Upon full surrender of the Policy[4]	$22.07 per $1,000 of Basic Sum Insured
		Maximum Guaranteed Charge	Current Charge
Transfer Charge	Upon transfer	$25 per transfer (first 12 per year are free)	None
Policy Continuation Rider	When benefit is elected	4.5% of Policy Account Value	3.5% of Policy Account Value
Reinstatement Charge	Upon reinstatement

(1)   any amount by which the Policy Account Value minus Policy Debt was less than zero on the date of lapse; plus

(2)   interest on Policy Debt from the date of lapse to the date of reinstatement; plus

(3)   the difference between the surrender charge in effect at the time the Policy lapsed and the surrender charge in effect on the date of reinstatement

Representative costs may vary from the costs you would incur. Ask for an illustration or see the Policy Data Page for more information on the costs applicable to your policy.

[1]

The premium charge includes a charge for applicable premium taxes, which vary from jurisdiction to jurisdiction and currently range from 0%-5% (and certain municipalities in Kentucky charge an additional premium tax of up to 10% on first year premiums only).

[2]

Premium charges decline after Policy and Coverage Year 10. In each of Policy and Coverage Years 11 and beyond the guaranteed and current charge is 4% of premiums paid up to one Target Premium. For premiums in excess of one Target Premium the current charge is 0% and the guaranteed charge is 4%.

[3]

The amount of the Target Premium for a Policy depends on the insured’s age, underwriting class and sex (unless gender-neutral rates are required by law). The minimum amount of Basic Sum Insured Target Premium for a non-substandard rated Policy is $2.58 per $1,000 of Face Amount and the maximum amount for a non-substandard rated Policy is $115.00 per $1,000 of Face Amount.

[4]

The surrender charge is imposed upon full surrender of the Policy. The surrender charge decreases every year during the Surrender Charge Period until it reaches 0%. The Policy’s surrender charges and the Surrender Charge Period vary based on the insured’s age at issue, sex, and underwriting class for the Initial Face Amount and each increase in Face Amount. The surrender charge shown in the table above may not be representative of the charges you will pay. Contact our Customer Service Office for further information.

6	PROSPECTUS	CHARGES AND DEDUCTIONS

The next table describes the fees and expenses that are payable periodically during the time that you own the Policy, not including the fees and expenses of the underlying fund companies. Charges for “Optional Policy Benefits” are the charges we deduct if you choose to add optional benefits by rider. For purposes of this table, all charges have been rounded to the nearest cent or hundredth as applicable.

PERIODIC CHARGES (Other than Mutual Fund Operating Expenses)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Mortality and Expense Risk Charge	Monthly	0.25% annually of the Policy Account Value in the variable investment options	0.00% annually of the Policy Account Value in the variable investment options
Maximum Guaranteed Charge and Current Charge
Cost of Insurance[1]
Maximum First Year Charge	Monthly	$5.43 per $1,000 of Net Amount at Risk (NAR)[2]
Minimum First Year Charge	Monthly	$0.01 per $1,000 of NAR[3]
First Year Cost of Insurance Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$0.10 per $1,000 of NAR
Administrative Charge[4] (per $1,000)
Maximum Charge	Monthly	$0.83 per $1,000 of Basic Sum Insured
Minimum Charge	Monthly	$.06 per $1,000 of Basic Sum Insured
Administrative Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$0.15 per $1,000 of Basic Sum Insured
		Maximum Guaranteed Charge	Current Charge
Indexed Account Charge	Monthly	0.70% annually of the Policy Account Value in the Indexed Account	0.45% annually of the Policy Account Value in the Indexed Account
Policy Charge	Monthly	$7.50	$7.50 to the later of the 30th Policy Anniversary or the insured’s Attained Age 100

CHARGES AND DEDUCTIONS	PROSPECTUS	7

PERIODIC CHARGES (Other than Mutual Fund Operating Expenses) (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Maximum Guaranteed Charge and Current Charge
Interest on Policy Loans
Traditional Loans[5,6]	Annually, in arrears, on the Policy Anniversary	4% annually on all outstanding Policy Debt until the later of the Insured’s Attained Age 60 or the 10th Policy Anniversary. See footnotes for charges thereafter.[6]
Indexed Loans[7]	Annually, in arrears, on the Policy Anniversary	6% annually on all outstanding Policy Debt
Charges for Optional Policy Benefits[8]
Accidental Death Benefit Rider (ADB)
Maximum First Year Charge	Monthly	$.12 per $1,000 of ADB Face Amount
Minimum First Year Charge	Monthly	$.07 per $1,000 of ADB Face Amount
Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$.07 per $1,000 of ADB Face Amount
Waiver of Monthly Deductions Rider (WMD)
Maximum First Year Charge	Monthly	$.11 per $1.00 of Monthly Deduction
Minimum First Year Charge	Monthly	$.01 per $1.00 of Monthly Deduction
Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$.04 per $1.00 of Monthly Deduction
Whole Life Purchase Option Rider (WLPO)
Maximum First Year Charge	Monthly	$0.41 per $1,000 of WLPO face amount
Minimum First Year Charge	Monthly	$.02 per $1,000 of WLPO face amount

8	PROSPECTUS	CHARGES AND DEDUCTIONS

PERIODIC CHARGES (Other than Mutual Fund Operating Expenses) (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Maximum Guaranteed Charge and Current Charge
Whole Life Purchase Option Rider (WLPO) (continued)
Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$.13 per $1,000 of WLPO Face amount
Disability Benefit Rider (waiver of specified amount) (DB)
Maximum First Year Charge	Monthly	$9.67 per $100 of the Specified Amount as defined in the DBR
Minimum First Year Charge	Monthly	$.94 per $100 of the Specified Amount as defined in the DBR
Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$3.06 per $100 of Specified Amount

Representative costs may vary from the cost you would incur. Ask for an illustration or see the Policy Data Page for more information on the costs applicable to your policy.

[1]

The cost of insurance charge varies based on the insured’s age, policy duration, sex, underwriting class and Face Amount for the Initial Face Amount and each increase in Face Amount. The cost of insurance charge is currently lower if the Policy’s Face Amount is at least $500,000. See “Deductions and Charges.” The representative cost of insurance charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

[2]

The charge shown is for underwriting classes Preferred Plus NT, Preferred NT, non-smoker and standard. For substandard risks the maximum first year guaranteed or current charge is $43.56 per $1,000 of NAR.

[3]

The charge shown is for underwriting classes Preferred Plus NT, Preferred NT, non-smoker and standard. For substandard risks the minimum first year guaranteed or current charge is $0.01 per $1,000 of NAR.

[4]

The administrative charge is imposed for the first 10 Policy Years and Coverage Years only. This is based on the insured’s age, sex, and underwriting class for the Basic Sum Insured and each Policy Segment. This charge is currently lower if the Policy’s Face Amount is at least $500,000. See “Deductions and Charges.” The administrative charge shown in the table may not be representative of the charges you will pay. For more details, contact your registered representative.

[5]

After the later of the Insured’s Attained Age 60 or the 10th Policy Anniversary the maximum guaranteed interest rate is 3.5% for all outstanding and new Policy loans, and the current interest rate is 3% for all outstanding and new Policy loans.

CHARGES AND DEDUCTIONS	PROSPECTUS	9

The next table describes the underlying mutual fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged during the most recent fiscal year by any of the underlying mutual funds available under this Policy. More detail concerning these fees and expenses is contained in the prospectus for each underlying mutual fund.

Annual Underlying Mutual Fund Operating Expenses (expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution (12b-1) fees, service fees, and other expenses).

	Minimum	Maximum
Total Gross Annual Underlying Mutual Fund Operating Expenses[1,2]	0.10%	1.36%

[1]

The range of Total Gross Annual Underlying Mutual Fund Operating Expenses shown above does not take into account any contractual and/or voluntary arrangements under which the funds’ advisers currently reimburse fund expenses or waive fees. Please see the prospectus for each underlying fund for more information about that fund’s expenses.

[2]	If a policyowner is deemed to have engaged in “market timing,” a mutual fund may assess redemption fees. See “Frequent Transfers Among the Variable Investment Options.”

The fee and expense information used to prepare the above table was provided to GIAC by the underlying funds. GIAC has not independently verified such information. In addition, it is based on amounts incurred during the underlying mutual funds’ most recent fiscal years. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein.

[6]

After taking into account the interest GIAC credits to the Loan Account, your effective rate of borrowing for a standard loan would be: (i) on a current basis, 1% annually until the later of the insured’s Attained Age 60 or the 10th Policy Anniversary, and 0% thereafter on all outstanding and new Policy loans, and (ii) on a guaranteed basis, 1% annually until the later of the insured’s Attained Age 60 or the 10th Policy Anniversary, and 0.5% thereafter for all outstanding and new Policy loans.

[7]

Beginning on the 5th Policy Anniversary, the policyowner will have the option of taking a standard Policy loan or an indexed Policy loan. Only one type of Policy loan may be outstanding at any time. Amounts borrowed from Policy Account Value in the indexed option, if borrowed as an indexed loan, do not go into a separate Loan Collateral Account. These amounts are credited interest at 2% for Policy Account Value in the Holding Account and with index-linked interest for Policy Account Value in Indexed Segments.

[8]

Charges for the ADB Rider, the WLPO Rider, the WMD Rider, and the DB Rider vary based on individual characteristics of the insured. The charges shown for the ADB, WMD, and DB riders are for underwriting classes Preferred Plus NT, Preferred NT, non-smoker and standard; for substandard there is an additional multiple increase. The charges shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

10	PROSPECTUS	CHARGES AND DEDUCTIONS

The Policy Diagram

[1]

This diagram excludes the transfer charge, which is not being imposed currently, interest on Policy Debt, repayments of Policy Debt and any additional amount that might be paid to you from the Indexed Option Alternate Account.

POLICY DIAGRAM	PROSPECTUS	11

ABOUT THE FLEXIBLE SOLUTIONS VUL POLICY

Issuing the policy

A Flexible Solutions VUL insurance Policy must have Basic Sum Insured coverage of at least $100,000. ($250,000 for the preferred plus NT risk class).

THIS SECTION provides detailed information about your Policy. It explains your rights and responsibilities under the Policy, and those of GIAC. Because the laws and regulations that govern the Policy vary among the jurisdictions where the Policy is sold, some of the Policy’s terms will vary depending on where you live. These terms of your Policy will be outlined in the Policy we send you.

ISSUING THE POLICY

A Flexible Solutions VUL insurance policy must have Basic Sum Insured coverage of at least $100,000. ($250,000 for the preferred plus NT risk class). To issue a Policy:

•	the insured must be age 85 or under (age 18-80 for preferred plus NT, preferred NT, standard, and sub-standard smoker risk classes) and meet our insurance requirements, and

•	you must live in a state or jurisdiction in which we offer the Policy.

Maximum issue age may vary by state law.

If you are interested in replacing an existing policy with this Policy, we recommend that you speak with your lawyer or tax adviser first. It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the Policy with the same benefits for men and women.

Backdating your policy

Under certain circumstances we will backdate your Policy if you ask us to, giving you a Policy Date up to six months before the application was actually signed. Backdating your Policy will be allowed only if it would allow you to qualify for a lower premium because the insured was younger on an earlier Policy Date. If we backdate your Policy, we will deduct on the Issue Date the aggregate Monthly Deduction due from the backdated Policy Date to the Issue Date. In certain circumstances, we may also require an additional premium payment to put a backdated Policy in force. We will not backdate a Policy to a date before which the Policy was available. Certain states may not permit us to backdate a Policy. You should refer to your Policy for further details.

12	PROSPECTUS	ABOUT THE FLEXIBLE SOLUTIONS VUL POLICY

Purchasing Policies in connection with 1035 exchange transactions

If you are replacing existing policies with Flexible Solutions VUL in a 1035 exchange transaction, the Policy Date will be the Business Day on which we first received premium attributable to the Policy. The Issue Date will be the Business Day on which all underwriting and administrative requirements are satisfied and all premiums have been received by GIAC, but the premium will be held in the general account until all delivery requirements are met. Once all delivery requirements are met:

(i)	any premiums received that were to be allocated to the fixed-rate option will be transferred to the fixed-rate option and interest at the fixed-rate option interest rate will be credited from the date the premium was received to the date all delivery requirements are met;

(ii)	any premiums received that were to be allocated to the variable investment options will be transferred to the RS Money Market VIP Series, or other money market fund that we make available, and interest at the money market fund interest rate will be credited from the date the premium was received to the date all delivery requirements are met and then transferred in accordance with the policyowner’s allocation instructions; and

(iii)	any premiums received that were to be allocated to the indexed option will be transferred to the indexed option’s Holding Account and credited with applicable interest from the date the premium was received to the date all delivery requirements are met; money will be transferred to an Indexed Segment on the Indexed Segment Start Date that falls on or after the date all delivery requirements are met.

THE POLICYOWNER

The policyowner is the person named on the application as the owner of the Policy. You may own the Policy jointly with more than one person. A policyowner does not have to be the insured. While the insured is living, only the policyowner named in our records has the right to exercise rights granted by the Policy unless ownership of the Policy has been assigned to someone else. Except for transfers, all of the Policy’s joint owners must approve Policy transactions or changes in writing, including assigning ownership of the Policy to someone else. When a joint policyowner dies, we will divide his or her share of the Policy equally among the other policyowners, unless the deceased policyowner has indicated otherwise.

You may change the policyowner by written request in Good Order signed and dated by all policyowners. Unless otherwise specified by the policyowner, the change will be made effective on the date the request was signed, but will not apply to any payments or actions taken before we receive your request. Changing the policyowner may have tax consequences.

If you are not the insured and die before the insured, your estate (or if there were joint owners, the estate of the last surviving joint owner)

The Policyowner

The policyowner is the person named on the application as the owner of the Policy. A policyowner does not have to be the insured.

ABOUT THE FLEXIBLE SOLUTIONS VUL POLICY	PROSPECTUS	13

The Beneficiary

The beneficiary is the person named to receive the proceeds when the insured dies.

becomes the policyowner, unless you have named someone to take over ownership of the Policy (a successor owner). If you are both the policyowner and the insured, a successor owner may not be named, because the Policy ends when you die.

THE BENEFICIARY

The beneficiary is the person named to receive the proceeds when the insured dies. You can change the beneficiary until the insured dies. Also, you may name a ‘contingent’ beneficiary, who will receive the proceeds if the first beneficiary dies before the insured, or a second or ‘concurrent’ beneficiary, who will receive a portion of the proceeds when the insured dies. The beneficiary must live longer than the insured to qualify as a beneficiary, and has no rights under the Policy until the insured dies. If the insured outlives all of the beneficiaries named in the Policy, then the policyowner or the policyowner’s estate becomes the beneficiary. You may change the beneficiary, by your signed written request in Good Order. Your request must be signed and dated by all of the policyowners listed in our records. The change is made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the death benefit proceeds to your beneficiary within five years of the death of the insured, we may be required to pay them to the state.

14	PROSPECTUS	ABOUT THE FLEXIBLE SOLUTIONS VUL POLICY

BENEFITS AND POLICY VALUES

ADDITIONAL SUM INSURED

You may purchase an Additional Sum Insured under the Policy, which provides additional insurance coverage in addition to the Basic Sum Insured. The Additional Sum Insured provides a level death benefit to the insured’s Attained Age 100. The amount of this coverage, if any, plus the Basic Sum Insured are the two components of your Policy’s Initial Face Amount. The minimum Additional Sum Insured amount you can purchase is $25,000; the maximum amount cannot exceed 400% of the Basic Sum Insured.

Coverage provided by the Additional Sum Insured will be treated like coverage provided by the Basic Sum Insured. In particular:

•	it will be included in calculating whether the Policy qualifies for lower cost of insurance rates;

•	it will affect the minimum death benefit under Section 7702 of the Internal Revenue Code; and

•	it will affect the calculation of premiums for determining whether the Policy is a modified endowment contract.

See “Deductions and Charges;” “Death Benefit Options;” and “Federal Tax Considerations.”

You should also consider several factors in deciding whether to purchase coverage as Basic Sum Insured only or Basic Sum Insured plus Additional Sum Insured, including:

•	The Additional Sum Insured provides a level death benefit only to the insured’s Attained Age 100.

•	The Additional Sum Insured has no additional administrative charges or surrender charges.

•	Cost of insurance rates for the Additional Sum Insured are the same as for the Basic Sum Insured.

•

The Additional Sum Insured will have its own Target Premium, in addition to the Basic Sum Insured Target Premium. However, the Target Premium for the Additional Sum Insured is less than the Target Premium for the same amount of Basic Sum Insured.

•	The amount of premium charges you will pay may be less if you purchase coverage as Additional Sum Insured, rather than only the Basic Sum Insured.

You may purchase Additional Sum Insured coverage only at issue. It cannot be added to your Policy as part of a Face Amount increase.

NO LAPSE GUARANTEE

The No Lapse Guarantee ensures that your Policy, and any applicable riders, will not lapse, even if poor investment performance and/or excess Policy Debt mean that the Policy Account Value less Policy Debt, after subtracting the Monthly Deduction, on a Monthly Processing Date, is less

BENEFITS AND POLICY VALUES	PROSPECTUS	15

than zero. This guarantee is in effect during the No Lapse Guarantee Period, so long as the No Lapse Guarantee Condition is satisfied.

The No Lapse Guarantee is provided at issue on all Policies where the insured is not older than Attained Age 75 on the Policy Date and where the insured is determined to be (by our underwriting staff) a standard or better risk with no extra charge on the cost of insurance rates due to adverse underwriting risk. The No Lapse Guarantee Period varies depending on the age of the insured on the Policy Date. If your Policy has the No Lapse Guarantee feature, the No Lapse Guarantee Period will be indicated on your Policy’s data pages. The No Lapse Guarantee Period applicable to each issue age can also be found in Appendix A.

To satisfy the No Lapse Guarantee Condition on any Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable disability benefit rider, and minus Policy Debt and the sum of all previous withdrawals, as the sum of Minimum Monthly Premiums, as outlined in your Policy, up to this date. The sum of the Minimum Monthly Premiums up to the applicable Monthly Processing Date shall not include the Minimum Monthly Premium for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions rider.

If you increase the Face Amount of your Policy after the first Policy Year, your Minimum Monthly Premium will change, which in turn changes the amount that you must contribute in order to satisfy the No Lapse Guarantee Condition. As of the most recent Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the sum of all previous withdrawals, as the sum of the original Minimum Monthly Premium for the period up to the increase, plus the new Minimum Monthly Premium for the period after the increase in your Policy’s Face Amount.

If your Policy satisfies the No Lapse Guarantee Condition on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, the Policy will not enter the grace period and any Monthly Deduction charges that were due and unpaid will be waived.

If your Policy does not satisfy the No Lapse Guarantee Condition, and the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, you will have a 61-day grace period from that date to make a required payment equal to the lesser of the amount needed to bring the Policy Account Value less Policy Debt up to zero, or the amount required to satisfy the No Lapse Guarantee Condition. If you do not make the required payment, the Policy will lapse. See “Default.” While you need only make the required payment to keep your Policy from lapsing currently, we will recommend that your required payment be supplemented by an additional amount as set forth in the default notice we will send to you in order to help prevent your Policy from entering the grace period again on a subsequent Monthly Processing Date.

16	PROSPECTUS	BENEFITS AND POLICY VALUES

The tax consequences associated with the continuance of your Policy under the No Lapse Guarantee in situations where your Policy Debt exceeds your Policy Account Value are uncertain. A tax advisor should be consulted about the tax consequences that might arise in these circumstances.

GUARANTEED COVERAGE RIDER

The Guaranteed Coverage Rider ensures that your Policy, and any applicable riders, will not lapse, even if poor investment performance and/or excess Policy Debt mean that the Policy Account Value, after subtracting the Monthly Deduction, less Policy Debt is less than zero on a Monthly Processing Date. This guarantee is in effect until termination of the Guaranteed Coverage Rider, so long as the Guaranteed Coverage Rider Requirement is satisfied.

The Guaranteed Coverage Rider is provided at issue on all policies that have elected death benefit Option 1 where the insured is not older than age 75 on the Policy Date and is not rated sub-standard. There is no charge for this rider, and it cannot be added after issue. Coverage under the Rider begins on the Policy Date and terminates upon the earliest of:

•	the Policy Anniversary nearest to the insured’s Attained Age 85;

•	the expiration of the Policy’s grace period, unless the amount required to be paid, as described in the “Default” section of this Prospectus, is paid.

•	the effective date of any increase in Face Amount if the insured is rated substandard for that increase.

Once terminated, the Guaranteed Coverage Rider cannot be reinstated.

To satisfy the Guaranteed Coverage Rider Requirement on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction, less Policy Debt is less than zero and the No Lapse Guarantee is not satisfied or not in force, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the accumulated value of all previous withdrawals, accumulated at 4.5% annual interest from the date of the applicable payment, crediting or withdrawal, as the sum of the Guaranteed Coverage Rider Minimum Monthly Premiums for all previous policy months up to the current Monthly Processing Date, accumulated at 4.5% annual interest. The sum of the Guaranteed Coverage Rider Minimum Monthly Premiums up to the applicable Monthly Processing Date shall not include Guaranteed Coverage Rider Minimum Monthly Premiums for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions rider. You may make a payment to catch up with this requirement.

Your Guaranteed Coverage Rider Minimum Monthly Premium is shown in your Policy. If you increase the Face Amount of your Policy after the first Policy Year, your Guaranteed Coverage Rider Minimum Monthly

BENEFITS AND POLICY VALUES	PROSPECTUS	17

Premium will change, which in turn changes the amount that you must contribute in order to satisfy the Guaranteed Coverage Rider Requirement. As of the most recent Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the accumulated value of all previous withdrawals, accumulated at 4.5% annual interest from the date of the applicable payment, crediting or withdrawal as the sum of the original Guaranteed Coverage Rider Minimum Monthly Premiums for the period up to the increase, plus the new Guaranteed Coverage Rider Minimum Monthly Premiums for the period after the increase in your Policy’s Face Amount, accumulated at 4.5% annual interest.

If your Policy satisfies the Guaranteed Coverage Rider Requirement while the rider is in force on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero (and the Policy’s No Lapse Guarantee is not satisfied or not in force), the Policy will not enter the grace period and any Monthly Deductions that were due and unpaid will be waived.

If your Policy does not satisfy the Guaranteed Coverage Rider Requirement on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero (and the Policy’s No Lapse Guarantee is not satisfied or not in force), you will have a 61-day grace period from that date to make a required payment equal to the least of (i) the amount needed to bring the Policy Account Value less Policy Debt up to zero, (ii) the amount required to satisfy the No Lapse Guarantee Condition, if applicable, under the Policy, or (iii) the amount necessary to satisfy the Guaranteed Coverage Rider requirement. If you do not make the required payment, the Policy will lapse. See “Default”. While you need only make the required payment to keep your Policy from lapsing currently, we will recommend that your required payment be supplemented by an additional amount as set forth in the default notice we will send to you in order to help prevent your Policy from entering the grace period again on a subsequent Monthly Processing Date.

The tax consequences associated with the continuance of your Policy under the Guaranteed Coverage Rider in situations where your Policy Debt exceeds your Policy Account Value are uncertain. A tax advisor should be consulted about the tax consequences that might arise in these circumstances.

Comparing the No Lapse Guarantee and the Guaranteed Coverage Rider

The No Lapse Guarantee and the Guaranteed Coverage Rider provide similar benefits in that both are designed to keep your Policy from lapsing when your Policy Account Value less your Monthly Deduction and any Policy Debt is less than zero on a Monthly Processing Date provided the requirements of the benefit are satisfied. You do not need to choose between these two benefits; they are added to your Policy at no charge provided certain issue requirements are met. The No Lapse Guarantee has a shorter duration than the Guaranteed Coverage Rider and has lower required premiums. Because of the difference in premium structure, it is possible, if you have both benefits, to fail the Guaranteed Coverage Rider test, but still have No Lapse Guarantee coverage. The chart below compares key aspects of the two coverages.

18	PROSPECTUS	BENEFITS AND POLICY VALUES

	No Lapse Guarantee		Guaranteed Coverage Rider
Issue Age	Up to Insured’s Age 75		Up to Insured’s Age 75

Term	Issue Age	Period	Terminates at age 85
	0 – 65 66 – 69 70 – 75 76 – 85	10 years Grades from 9 to 6 years 5 years No Benefit

Death Benefit Option	Available with any death benefit option	Available with death benefit option 1 only

Charge	None	None

Rating Class	Non-substandard	Non-substandard

Premiums required to satisfy No Lapse Guarantee Condition or Guaranteed Coverage Rider Requirement

Policy will pass the No Lapse Guarantee Condition if, on the applicable Monthly Processing Date (A) is at least as large as (B) where:

(A) equals the sum of premiums paid, including any (gross) amounts credited under the Disability Benefit Rider less the sum of all previous partial withdrawals, and

         less any outstanding Policy Debt; and

(B) equals the sum of the Minimum Monthly Premium in effect at the beginning of each Policy Month up to and including the current Policy Month

Note: No Lapse Guarantee premiums are not added to (B) for any month in which the Monthly Deduction is waived under the Waiver of Monthly Deductions Rider

Policy will pass the Guaranteed Coverage Rider Requirement if (A) is not less than (B), where:

(A) equals the accumulated value ‘of premiums paid, including (gross) amounts credited under the Disability Benefit Rider less the accumulated value of all previous partial withdrawals, and less any outstanding Policy Debt; and

(B) equals the sum of the Guaranteed Coverage Rider Minimum Monthly Premiums in effect at the beginning of each Policy Month up to and including the current Policy Month

Note: Both accumulations are done at 4.5% interest rate

Guaranteed Coverage Rider Minimum Monthly Premiums are not added to (B) for any month in which the Monthly Deduction is waived under the Waiver of Monthly Deductions Rider

BENEFITS AND POLICY VALUES	PROSPECTUS	19

Death benefit

options

You have a choice of three death benefit options with this Policy. If a fixed amount of insurance coverage and lower monthly deductions best fit your needs, you should choose Option 1. If you want the death benefit to increase as Policy Account Value increases, you should choose Option 2. If you want to recapture the premiums you have paid into the Policy, you should choose Option 3. See accompanying text for details.

DEATH BENEFIT OPTIONS

You have a choice of three death benefit options (Option or Options) with this Policy. You must choose the Option you want when you complete your application. You should choose the Option that best meets your insurance needs and investment objectives. If a fixed amount of insurance coverage and lower Monthly Deductions best fit your needs you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your Policy’s Face Amount you should choose Option 2. If you want to recapture the premiums you have paid into the Policy, you should choose Option 3. You may change your death benefit option at any time on and after the first Policy Anniversary, subject to certain limitations and conditions. See “Changing Your Death Benefit Option.”

Option 1

Under Option 1, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 121st birthday is the greater of:

•	the Face Amount; or

•

the minimum death benefit required under Section 7702 as calculated on the Monthly Processing Date preceding the date of death, less any partial withdrawals that may have occurred after that Monthly Processing Date; or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code, as calculated as of the date of death.

Under Option 1, if your investments perform well and the Policy Account Value increases by a sufficient amount, then the Net Amount at Risk will be lower. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Option 2

Under Option 2, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 121st birthday is the greater of:

•	the Face Amount plus the Policy Account Value, if greater than zero, or

•

the minimum death benefit required under Section 7702 as calculated on the Monthly Processing Date preceding the date of death, less any partial withdrawals that may have occurred after that Monthly Processing Date; or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code, as calculated as of the date of death.

Under Option 2, your death benefit will vary based on your investment performance and the premiums you pay. Even if your investments perform poorly, your death benefit will never be lower than the Face Amount. The Net Amount at Risk will not change unless we have to increase the death benefit to comply with Section 7702 of the Internal Revenue Code.

20	PROSPECTUS	BENEFITS AND POLICY VALUES

Option 3

Under Option 3, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 121st birthday is the greater of:

•	the Face Amount plus Net Accumulated Premiums, or

•

the minimum death benefit required under Section 7702 as calculated on the Monthly Processing Date preceding the date of death, less any partial withdrawals that may have occurred after that Monthly Processing Date; or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code, as calculated as of the date of death.

Under Option 3, as under Option 1, if your investments perform well, then the Net Amount at Risk will generally be lower. Also, the more premiums you pay, the lower your Net Amount at Risk will generally be. When your Net Amount at Risk is reduced, the amount that we deduct for the cost of insurance charges each month may also go down.

Age 121 and After

On the Policy Anniversary closest to the insured’s 121st birthday you may request that a maturity benefit equal to the Policy’s Net Cash Surrender Value be paid to you, the successor owner, or your estate at that time, and this Policy will no longer be in effect.

If you do not request the maturity benefit, this Policy will continue subject to the following rules:

•	No additional premiums can be paid,

•	The death benefit option shall be changed to Option 1 and no further death benefit option changes can be made,

•	The Monthly Deduction will be zero,

•	Interest on Policy Debt will continue to be charged and normal loan processing will continue; however, any indexed loans outstanding will be converted to standard loans,

•	No partial withdrawals may be made; full surrenders are allowed, and

•

All non-loaned Policy Account Value is transferred to the fixed-rate option. If the Indexed Option Alternate Account value is greater than the value of the indexed option at that time, the difference will also be transferred to the fixed-rate option.

Section 7702 — Life Insurance Qualification

The Policy is intended to qualify under Section 7702 of the Internal Revenue Code (“Section 7702”) as a life insurance policy for federal tax purposes. The provisions of the Policy and any additional benefits by rider will be interpreted to ensure such qualification, notwithstanding language to the contrary.

Section 7702 requires a minimum death benefit payable in order for policies to qualify as life insurance.

BENEFITS AND POLICY VALUES	PROSPECTUS	21

We calculate this minimum using one of two methods: the Cash Value Accumulation Test (Cash Value Test) or the Guideline Premium and Cash Value Corridor Test (Guideline Premium Test). You decide which test you want used when you complete your application. Once you’ve made your choice, you cannot change it.

If you do not elect a test on your application, we will assume that you intended to elect the Guideline Premium Test.

Here are some general guidelines for choosing between the Cash Value Test and the Guideline Premium Test:

Comparing the Death Benefit qualification tests

Effect of choice of test on:	Cash Value Accumulation Test	Guideline Premium and Cash Value Corridor Test
Premium payments	Allows flexibility to pay more premium	Premium Payments are limited under the Internal Revenue Code
Death benefit	Generally higher as Policy duration increases	May be higher in early years of the Policy
Monthly cost of insurance charges	May be higher, if the death benefit is higher	May be lower, except in early years of the Policy
Face amount decreases	Will not require return of premium or distribution of Policy Account Value	May require return of premium or distribution of Policy Account Value to continue Policy as life insurance

The minimum death benefit required on any date is equal to the Policy Account Value on that date multiplied by the death benefit factor shown in your Policy. These death benefit factors vary depending on whether you have selected the Cash Value Test or the Guideline Premium Test. For purposes of calculating the minimum death benefit, if the amount in the indexed option is less than the amount in the Indexed Option Alternate Account, the difference will be added to the Policy Account Value.

See the “Statement of Additional Information” for further information on the life insurance qualification tests.

CHANGING YOUR DEATH BENEFIT OPTION

On and after the first Policy Anniversary you may change your death benefit option from Option 2 or 3 to Option 1, as long as the insured is alive when we make the change.

No evidence of insurability will be required for death benefit option changes. Such changes take effect on the Monthly Processing Date following or coinciding with our receipt in Good Order at our Customer Service Office of your signed request. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before doing so.

22	PROSPECTUS	BENEFITS AND POLICY VALUES

If you change the death benefit option to Option 1, we will increase the Policy’s Face Amount to keep the death benefit the same immediately before and after the change. The increase is applied directly to the Basic Sum Insured portion of the Initial Face Amount.

We do not deduct a surrender charge or impose new surrender charges in connection with changes in the death benefit option. The administrative charge and Target Premiums are not affected by a change in death benefit options.

Limitations on your right to change the death benefit option

We will not approve any request to change the death benefit option:

•	if the Monthly Deduction is being waived under the Waiver of Monthly Deductions rider;

•	if you exercise the benefit under the Policy Continuation Rider. If you do so, we will change your death benefit to Option 1 and no subsequent changes will be permitted.

•	once the insured has reached Attained Age 121. When this occurs, the death benefit option is automatically changed to Option 1 and no further changes are permitted.

•	if the Face Amount after the change would be less than the minimum required Face Amount.

PAYING THE DEATH BENEFIT

We will pay a death benefit to the beneficiaries named in your Policy when we receive proof that the insured has died while the Policy was in effect. The proceeds payable are calculated as set forth in “Policy Proceeds.” If there is reason to dispute the Policy, then we may delay the payment of death benefits. See the “Statement of Additional Information.”

POLICY VALUES

The following is a detailed breakdown of how we calculate the different values associated with your Policy.

Amounts in the Separate Account

Any Net Premiums or Policy Account Value that you allocate or transfer to a variable investment option are used to buy shares in the mutual fund corresponding to the variable investment option, according to your instructions. We will sell these shares when you make a withdrawal, transfer Policy Account Value or take a policy loan, or when we withdraw your Monthly Deduction, or make dollar cost averaging or portfolio rebalancing transfers. Based on the value of each share on the transaction date, we will sell the number of shares needed to cover the cost of that transaction. To reflect how investment performance affects Policy Account Value, we determine a unit value for each variable investment option. Unit values will vary among variable investment options. To calculate the value of your investment in a particular variable investment option, we multiply the unit value of the option by the number of units you own. Unit values change based on the investment performance of the underlying mutual fund shares. We calculate the unit value for each variable investment option at the end of each Business Day.

BENEFITS AND POLICY VALUES	PROSPECTUS	23

Indexed Option

Alternate Account Value

Upon surrender of the Policy, or when we calculate the death benefit proceeds payable under the Policy, if the Indexed Option Alternate Account value is greater than the amount in the indexed option, the difference between the Indexed Option Alternate Account value and the value of the indexed option will be added to the Policy Account Value when we calculate the Net Cash Surrender Value or the minimum death benefit payable under the Policy. See “The Indexed Option.”

Net Cash

Surrender Value

Net Cash Surrender Value is Cash Surrender Value Less Policy Debt.

The value of any investments in the variable investment options may increase or decrease daily depending on how well the investments perform. A combination of partial withdrawals, Policy loans, unfavorable investment performance and/or index returns and the ongoing Monthly Deduction can cause your Policy Account Value less Policy Debt to drop below zero.

Note that you bear all risks associated with the variable investment options in the Separate Account.

Policy Account Value

Your Policy Account Value is the total value of the investments held in your Policy. This includes the value of your allocations to the fixed-rate option, the indexed option, and the variable investment options, and any Policy values that may be in the Loan Account as collateral for a standard Policy loan. It is calculated as:

•	Net Premiums that you contribute to your Policy; plus or minus

•	any profit or loss generated by your Policy Account Value in the variable investment options; plus

•	any interest you earn on allocations to the fixed-rate option or the indexed option, or interest we credit on the Loan Account; minus

•	the sum of your total Monthly Deductions; minus

•	any partial withdrawals you’ve made, minus

•	any transfer charges.

Policy Account Value varies from day to day. We do not guarantee a minimum Policy Account Value. The value of any investments in the variable investment options may increase or decrease daily depending on how well the investments perform. A combination of partial withdrawals, Policy loans, unfavorable investment performance and ongoing Monthly Deductions can cause your Policy Account Value less Policy Debt to drop below zero.

CASH SURRENDER VALUE AND NET CASH SURRENDER VALUE

Cash Surrender Value is the Policy Account Value minus any surrender charges. Surrender charges apply to a full surrender of the Policy during the Surrender Charge Period. Net Cash Surrender Value is your Policy Account Value minus any surrender charges and minus any Policy Debt.

The value of any investments in the variable investment options may increase or decrease daily depending on how well the investments perform. A combination of partial withdrawals, Policy loans, unfavorable investment performance, and the ongoing Monthly Deduction can cause your Policy Account Value to drop below zero. But even if this happens, your Policy will not lapse if the No Lapse Guarantee is in effect and the No Lapse Guarantee Condition is satisfied or if the Guaranteed Coverage Rider is in effect and the requirements are satisfied. See “No Lapse Guarantee,” and “Guaranteed Coverage Rider.”

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PREMIUMS, DEDUCTIONS AND CHARGES

PREMIUMS

Your Policy will take effect once you have paid at least your Minimum to Issue Premium, but not before your Policy’s Issue Date. Once it has taken effect you decide the amount of your premium payments and when you want to make them. However, all premiums are subject to certain limitations. See “Limitations on Premiums.”

Issuing the Policy. Your Minimum to Issue Premium is the minimum amount you must pay to put your Policy inforce. It is shown in your Policy. If your Policy is backdated then your first premium payment must be enough to cover each Monthly Deduction due between the Policy Date and the Issue Date.

Subsequent premiums. When you set up your Policy, you must choose a modal planned premium. This is the premium that you intend to pay periodically. We will send you a reminder when your planned premium is due, annually, semi-annually or quarterly, as requested, but you are under no obligation to pay a premium as long as the Policy Account Value less Policy Debt, after subtracting the Monthly Deduction, is not less than zero.

All premiums must be paid to GIAC’s Customer Service Office. Each premium you pay must be at least $100, unless you are paying through a pre-authorized checking plan. GIAC may accept lower premium amounts in accordance with its current administrative procedures. GIAC reserves the right, from time to time, to establish administrative rules that set forth acceptable forms of premium payments. Premium payments that are not acceptable under these rules will be deemed to be not in Good Order, will not be credited to your Policy, and will be handled in accordance with our administrative procedures then in effect. These procedures may include returning the premium payment to you or contacting you for further information.

If you cancel a premium payment we will refund the payment and, if the Net Premium has already been allocated, we will reverse the investment options chosen. If your premium payment is returned by your bank for insufficient funds, we will write to you to request a replacement check. If a valid replacement check is not received within 10 days of our written request, we will reverse the investment options to which your Net Premium has been allocated. We reserve the right to hold you responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen. If we exercise this right we will recoup any losses resulting from a decline in the value of the investment options by deducting such losses from your Policy Account Value or pursuing legal remedies available to us.

Subsequent premium payments through pre-authorized checking plans. If you choose to pay subsequent premiums through a pre-authorized checking plan, each premium must be at least $25. We will automatically deduct premium payments each month from an account you designate. We

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Corridor

Death Benefit

A Corridor Death Benefit is generated when the minimum death benefit required by Section 7702 exceeds the death benefit payable under the Policy. See “Section 7702 — Life Insurance Qualification.”

will not send a bill or a confirmation for these automatic payments. You may commence this service at any time, unless your policy has entered its grace period. If we are unable to obtain the premium payment from your account, we may automatically switch you to quarterly billing.

Limitations on premiums

We may limit the amount that you can pay into your Policy, including refusing or refunding premiums you pay, to attempt to preserve your Policy’s treatment as life insurance under federal tax laws.

Under the Guideline Premium Test, the maximum premium we will accept in any Policy Year is the greatest amount that will not violate Section 7702. We will refund to you any portion of a premium payment that violates these section 7702 limits with interest at an annual rate of 6%. Under the Cash Value Accumulation Test, the maximum premium we will accept is the greater of three times the Target Premium or the largest premium that will not generate a Corridor Death Benefit. We may accept larger amounts if the insured meets our insurance requirements.

We will refund any portion of a premium payment that exceeds these limits, unless the payment is necessary to keep the Policy in force.

Crediting payments

When you make a payment towards your Policy, we will credit it according to your instructions. If (i) your payment is not identified as a premium payment, (ii) you do not provide specific instructions, with your payment or (iii) if your payment is received during a grace period, we will use the payment:

•	first to repay any Policy Debt

•	then, as a premium payment.

For any portion of a payment that is a premium payment, the Net Premium is credited to the Policy Account Value and allocated first to pay any due and unpaid Monthly Deductions and any remaining amount is allocated to the variable and fixed-rate investment options according to any instructions that accompany the payment or, if none, the most recent allocation instructions on file. For any portion of a payment that is a loan repayment, the payment is applied first to repay any Policy Debt and then as a premium payment.

Your initial premium will be credited when the Policy is issued. Thereafter, we normally credit your payment and allocate the Net Premium as of the end of the Business Day on which it is received in Good Order at our Customer Service Office. However, any payments that we receive in Good Order after your Policy has been issued that require additional underwriting will be held in GIAC’s general account and credited as of the date the underwriting process is complete. Interest earned in the general account during this period accrues to the benefit of GIAC.

26	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

See “How Your Premiums Are Allocated” and “Policy Loans” for specific information on how your payments are distributed among the fixed-rate, indexed and variable investment options.

How your premiums are allocated

When you make a premium payment, the amount that remains after we deduct the premium charge (see “Deductions and Charges”) is the Net Premium. We invest your Net Premiums in the fixed-rate option, indexed option and/or variable investment options according to your instructions. When Net Premiums have been invested they become part of your Policy Account Value. Currently, there is no limit to the number of allocation options to which you may direct your Net Premiums and Policy Account Value, although we reserve the right to impose limitations in the future. As part of your initial application, you tell us how you would like your Net Premiums applied among the various allocation options. The percentage you choose for each allocation option must be in whole numbers, and the total must equal 100%. You may change how your Net Premiums are invested at any time by telling us in writing at our Customer Service Office or by calling 1-800-441-6455. Before you can request a future allocation change by telephone, you must first establish a Personal Identification Number (PIN). If you did not request a PIN at the time of application, you may do so by contacting your Registered Representative or calling 1-800-441-6455. See “Transfers Among the Allocation Options,” for further information on PINs and telephonic instructions. The change to your allocation instructions will be effective on and after the date we receive your instructions at our Customer Service Office, but will not affect any existing Policy values. To change the allocation of existing Policy Account Value, you must request a transfer. See “Transfers Among the Allocation Options.”

DEFAULT

Policies without the No Lapse Guarantee or Guaranteed Coverage Rider

On any Monthly Processing Date, if your Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, your Policy will enter the grace period. The grace period is a 61-day period beginning on that Monthly Processing Date. Your Policy remains in force during the grace period and a death benefit is payable should the insured die during the grace period but before the Policy lapses. The death benefit payable during the grace period will be reduced by the amount necessary to bring the Policy Account Value to zero and by any outstanding Policy Debt.

We will tell you that your Policy has entered the grace period and is in danger of lapsing, and the required payment you must make to keep it from lapsing, at least 30 days before the end of the grace period. If we do not receive the required payment by the end of the grace period, your Policy will lapse. There are certain exceptions. See “Policies with the No Lapse Guarantee or Guaranteed Coverage Rider” below.

Investing Your Net

Premiums

When you make a premium payment, the amount that remains after we deduct the premium charge is the Net Premium. We invest your Net Premiums according to your instructions. When Net Premiums have been invested, they become part of your Policy Account Value.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	27

Please note that while you need only make the required payment to keep your Policy from lapsing currently, we will recommend that your required payment be supplemented by an additional amount as set forth in the default notice we will send to you in order to help prevent your Policy from entering the grace period again on a subsequent Monthly Processing Date.

Payments made during a grace period are applied first as a loan repayment, if applicable. See “Interest on your policy loan” and “Repaying your policy loan” in the section titled “Policy Loans.” Any remaining amount is treated as a premium payment and allocated, after deducting any applicable premium charge, first to pay charges due, but not collected, and finally, to the fixed-rate, indexed and variable investment options according to your allocation instructions.

Required loan repayments

If, at any time, you have outstanding Policy Debt, you do not pay the accrued interest due on a Policy Anniversary, and there are insufficient values in your Policy to capitalize the amount due, your Policy will enter the grace period and we will require you to make a loan repayment. See “Interest on your policy loan.” If you do not make the required loan repayment by the end of the grace period, the Policy will lapse. We will notify you at least 30 days before the end of the applicable grace period and advise you of this situation.

We do not deduct a surrender charge upon Policy lapse.

Policies with the No Lapse Guarantee or Guaranteed Coverage Rider

If your Policy’s No Lapse Guarantee is in force, your Policy is protected from lapsing, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date as long as the No Lapse Guarantee Condition is satisfied. See “No Lapse Guarantee.”

If your Policy’s No Lapse Guarantee is not in force or the No Lapse Guarantee Condition is not satisfied, we will check to see if your Policy has the Guaranteed Coverage Rider. If the Guaranteed Coverage Rider is in force and you have satisfied the Guaranteed Coverage Rider Requirement, your Policy is protected from lapsing, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date. See “Guaranteed Coverage Rider.”

Required Payment

If your Policy entered the grace period because your Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date, and the No Lapse Guarantee and Guaranteed Coverage Rider are not available to you, your required payment will be the amount required to bring the Policy Account Value less any Policy Debt to an amount equal to or greater than zero.

If your Policy entered the grace period because of a failure to satisfy the No Lapse Guarantee Condition and the Policy does not have an in-force Guaranteed Coverage Rider, your required payment will be the lesser of

28	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

(i) the amount required to bring the Policy Account Value less any Policy Debt to an amount equal to or greater than zero, or (ii) the amount necessary for your Policy to satisfy the No Lapse Guarantee Condition.

If your Policy entered the grace period because of a failure to satisfy the Guaranteed Coverage Rider requirement, your required payment will be the least of (i) the amount required to bring the Policy Account Value less any Policy Debt to an amount equal to or greater than zero, or (ii) the amount necessary for your Policy to satisfy the No Lapse Guarantee Condition, if applicable, or (iii) the amount necessary for your Policy to satisfy the Guaranteed Coverage Rider Requirement.

If you do not make the required payment before expiration of the grace period, the Policy will lapse. Please note that while you need only make the required payment to keep your Policy from lapsing currently, we will recommend that your required payment be supplemented by an additional amount as set forth in the default notice we will send to you in order to help prevent your Policy from entering the grace period again on a subsequent Monthly Processing Date.

Payments made during a grace period are applied first as a loan repayment, if applicable. See “Interest on Your Policy Loan” and “Repaying Your Policy Loan.” Any remaining amount is treated as a premium payment and allocated, after deducting any applicable premium charge, first to pay charges due, but not collected, and finally, to the fixed-rate, indexed and variable investment options according to your allocation instructions.

Required Loan Repayments

If, at any time, you have outstanding Policy Debt, you do not pay the accrued interest due on a Policy Anniversary, and there are insufficient values in your Policy to capitalize the amount due, your Policy will enter the grace period and we will require you to make a loan repayment. See “Interest on Your Policy Loans.” If you do not make the required loan repayment by the end of the grace period, the Policy will lapse. We will notify you at least 30 days before the end of the applicable grace period and advise you of this situation. Depending on the state in which your Policy is issued, you may receive more than 30 days’ notice that your Policy is in danger of lapsing. You should refer to your Policy for further details. If the Policy is within the No Lapse Guarantee Period or you have the Guaranteed Coverage Rider, and you satisfy the applicable conditions, a loan repayment will not be required and your Policy will not lapse.

The tax consequences associated with the continuance of your Policy under the No Lapse Guarantee or Guaranteed Coverage Rider in situations where your Policy Debt exceeds your Policy Account Value are uncertain. A tax advisor should be consulted about the tax consequences that might arise in these circumstances.

REINSTATING YOUR POLICY

If your Policy has lapsed (and you have not surrendered it for its Net Cash Surrender Value) you may reinstate it up to five years after the date of lapse.

Effect of lapse on Indexed Option Alternate Account

When your Policy lapses, if the amount in the Indexed Option Alternate Account is greater than the Policy’s indexed option value, we will send you a check for the difference.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	29

To reinstate your Policy:

•	we must receive your signed written application for reinstatement in Good Order at our Customer Service Office;

•	the insured must be alive on the date the reinstatement takes effect;

•	you must show that the insured meets our insurance requirements;

•

you must repay or reinstate any outstanding Policy Debt as of the date of lapse. Policy Debt will grow at the maximum applicable policy loan interest rate (or for indexed loans, at 3%) from the date of lapse to the date of reinstatement. For standard loans we will also credit interest to the Loan Account from the date of lapse to the date of reinstatement as described in “Policy Loans.”

•	you must pay any amount by which the Policy Account Value minus Policy Debt was less than zero on the date of lapse;

•	you must pay the difference between the surrender charge in effect at the time the Policy lapsed and the surrender charge in effect on the date of reinstatement; and

•

you must make a premium payment of an amount that, after deduction of applicable premium charges, is equal to three times the Monthly Deduction that was due on the Monthly Processing Date that was on or immediately preceding the date of lapse.

Your reinstated Policy will have the same Policy Date, Face Amount and death benefit option as the Policy that lapsed. The date of reinstatement will be the Monthly Processing Date on or after the date we approve the reinstatement. Charges for the Policy after reinstatement will be based on the insured’s Attained Age at the time of reinstatement and the duration from the original Issue Date. Your reinstated policy will have a new two year contestable period. The Policy Account Value upon reinstatement will be the Policy Account Value in effect at the time of lapse, plus any required premium payment described above.

If on the date of lapse the Indexed Option Alternate Account value exceeded the Policy Account Value attributable to the indexed option, the Indexed Option Alternate Account will be reinstated at an amount equal to its value on that date less any sums from the Indexed Option Alternate Account that were paid to you when the Policy lapsed, accumulated at 2% interest from the date of lapse to the date of reinstatement.

The No Lapse Guarantee and the Guaranteed Coverage Rider will not be reinstated even if the Policy lapsed during the No Lapse Guarantee Period or while the Guaranteed Coverage Rider was inforce. If this Policy lapses and is subsequently reinstated, the right to exchange the Policy for a level premium fixed benefit whole life policy, as described in the “Exchanging a Policy” section, will be suspended for one year from the date of reinstatement.

30	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

DEDUCTIONS AND CHARGES

GIAC assesses various charges that are required to maintain your Policy. These charges cover certain costs we incur with respect to the Policies, including:

•

the cost of underwriting, issuing and maintaining the Policies, including preparing and sending billing notices, reports and policyowner statements, communications with insurance agents and other overhead costs.

•	the risk that those insured under the Policies may not live as long as we estimated when we issued the Policy, and our administrative expenses may also be higher than expected.

•	the cost of paying death benefits, especially in the early Policy Years when the Policy Account Value may be far below the death benefit we pay if the insured dies.

•	certain administrative and other expenses in making available Indexed Segments.

•

our sales and promotional expenses, commissions, and local, state and federal taxes including premium taxes. You may not claim the portion of these charges used to pay taxes as a federal income tax deduction. Premium taxes vary from jurisdiction to jurisdiction and currently range up to 5% (and certain municipalities in Kentucky charge an additional premium tax of up to 10% on first year premiums only).

The amount of a charge does not necessarily correspond to our costs in providing the service or benefits associated with a particular Policy. For example, the premium charge and the surrender charge may not cover all of our actual sales expenses for the Policies, and proceeds from other charges, including the mortality and expense risk charge and cost of insurance charges, may be used in part to cover sales expenses. There may be a guaranteed charge, or maximum charge, and a current charge. The guaranteed charge is the most that we can charge you for a particular item. The current charge is what we are now charging for that item. We have the right to increase the current charge up to the guaranteed charge. We will tell you if we increase these charges. Once deductions and charges are taken from your Policy they do not contribute to the value of your Policy.

All of the deductions and charges are summarized and explained below. Any charges applicable to your Policy will be indicated in the “Policy Data” section of your Policy. Contact our Customer Service Office for more information about the deductions and charges. For information regarding compensation paid for the sale of the Policies, see “Distribution of the Policy.”

TRANSACTION FEES

Premium charge

During each of the first 10 Policy Years after issue or after an increase in coverage, a charge of 8% is deducted from each premium you pay until you have paid one Target Premium in a Policy Year and 4% is deducted

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	31

from premiums paid in excess of the Target Premium in a Policy Year. After the 10th Policy Year, this charge drops to 4%, current and guaranteed, for premiums paid in a Policy Year until you have paid one Target Premium in a Policy Year and the charge is reduced to 0%, (current) and 4%, (guaranteed) for premiums paid in a Policy Year in excess of one Target Premium.

Your Policy has a separate Target Premium for the Initial Face Amount and for any additional coverage you have added through Policy Segments. The Target Premium depends upon the insured’s age at issue or at the time the Face Amount is increased, underwriting class and sex (unless gender-neutral rates are required by law). In order to calculate your premium charge, we will allocate each premium you pay during a Policy Year as follows:

•	first to your Policy’s Initial Face Amount, up to the Target Premium for that amount

•	then to any Policy Segments, in the order that they were purchased, up to the Target Premium for each Policy Segment

•	then proportionately, based on the Target Premium, among the Initial Face Amount and any Policy Segments.

Surrender charge

During the Surrender Charge Period, we impose a surrender charge on the Basic Sum Insured and each Policy Segment if you surrender your Policy. We do not reduce or deduct the surrender charge upon a change in death benefit option or upon a partial withdrawal. In addition, we do not reduce or deduct the surrender charge if you reduce your Face Amount. The surrender charge shown in your Policy remains in effect until either you surrender your Policy for its Net Cash Surrender Value, at which time the surrender charge will be deducted, or until the expiration of the applicable Surrender Charge Period whichever first occurs.

The length of the Surrender Charge Period and the amount of the surrender charge varies by issue age, sex and underwriting class of the insured. At issue it is a rate per $1,000 of Basic Sum Insured for the Initial Face Amount. There will be an additional rate per $1,000 for each Policy Segment that is added to your Policy. This means that the total surrender charges under your Policy will be the sum of the different surrender charges for your Initial Face Amount and each Policy Segment. The surrender charge compensates us for administrative and sales-related expenses.

The first year surrender charge varies from $11.31 to $52.99 per $1,000 of the Basic Sum Insured, depending on the insured’s age when the Policy started, sex and underwriting class. The surrender charge for your Policy is set forth in the Policy Data pages contained in your Policy. You will find a table of surrender charges applicable to all issue ages, sex and underwriting classes in the “Statement of Additional Information.”

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After we deduct any applicable surrender charge, a Policy’s Net Cash Surrender Value may be zero, particularly in the early Policy Years.

Transfer Charge

You may transfer your unloaned Policy Account Value among the allocation options. If you have made 12 transfers within a Policy Year, we reserve the right to charge you $25 for each additional transfer you make in that year. We will deduct the transfer charge from the allocation options from which you are making the transfer, and will use this amount to offset our processing costs.

We will not deduct a transfer charge when:

•	you make multiple transfers under your Policy’s dollar cost averaging or automatic rebalancing features

•	you transfer amounts as part of taking or repaying a Policy loan, or

•	you transfer amounts out of a variable investment option because the investment policies of the corresponding mutual fund have materially changed.

We do not currently deduct transfer charges.

Reinstatement Charge

If you reinstate your Policy following lapse, you must pay:

•	The amount by which the Policy Account Value minus Policy Debt was less than zero on the date of lapse;

•	The difference between the surrender charge in effect at the time the Policy lapsed and the surrender charge in effect on the date of reinstatement; and

•	Interest at the maximum applicable Policy loan interest rate (or, for indexed loans, at 3%) from the date of lapse to the date of reinstatement on any outstanding Policy Debt as of the date of lapse.

PERIODIC FEES

MONTHLY DEDUCTIONS FROM THE POLICY ACCOUNT VALUE

On each Monthly Processing Date, we deduct from the Policy Account Value amounts to cover administrative costs, the cost of insuring the insured, the mortality and expense risk charge, the indexed account charge, and the cost of any riders. The sum of these charges is your Policy’s Monthly Deduction. The deduction is taken first from your Policy Account Value in the variable investment options. If the amount of the required deduction exceeds the Policy Account Value in all variable investment options, the remaining balance will be deducted first from your Policy Account Value in the indexed option and then from your Policy Account Value in the fixed-rate option. The amount of the deduction to be taken from the indexed option will be taken first from the

Monthly

Deduction

Each month we deduct from the Policy Account Value, amounts for administrative costs, the cost of insuring the insured, the mortality and expense risk charge, the indexed account charge, and any rider charges.

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Holding Account and then, if necessary, from the Indexed Segments, starting with the most recently established Indexed Segment. Finally, if the amount of the required deduction exceeds the Policy Account Value in all variable investment options and the indexed option, the excess will be taken from your Policy Account Value in the fixed-rate option.

The Monthly Deduction is calculated before any transfers of value from the Holding Account to an Indexed Segment, but after we process any other requested transactions on the Policy, such as premium payments, loan repayments, withdrawals, transfers, Face Amount changes and changes in death benefit option.

Administrative Charges

Policy charge

We deduct a monthly Policy charge of $7.50 until the later of the 30th Policy Anniversary or the Policy Anniversary on which the insured is Attained Age 100. This charge is guaranteed never to exceed a monthly charge of $7.50 in all Policy Years.

Per $1000 Charge

We also deduct a monthly administrative charge based on the Basic Sum Insured portion of the Face Amount on each Monthly Processing Date. The amount of this charge depends on the insured’s age, sex and underwriting class when the Policy is issued or the Face Amount increased and is currently lower for Policies with a total Face Amount of at least $500,000.

This charge is initially set on the Issue Date of the Policy. If on the Issue Date, the Basic Sum Insured plus Additional Sum Insured is at least $500,000, the rate will be set using the more favorable “high band” limits. This charge will not change regardless of whether the Face Amount is increased or decreased. A Face Amount increase will result in a separate charge for each newly created Policy Segment. If the Initial Face Amount was under $500,000 and the increase brings the current Face Amount to at least $500,000, the monthly charge for the Policy Segment will be set using the more favorable “high band limits.” The monthly charge for the Initial Face Amount is not affected by the increase. Similarly, if your Initial Face Amount is in excess of $500,000 and you later decrease it below $500,000, your monthly charge will not be increased.

At Policy issue, the charge will range from $0.06 to $0.83 per $1,000 of the Basic Sum Insured. Your Policy’s initial charge is set forth in your Policy. We will notify you of administrative charges resulting from increases in Face Amount.

Mortality and Expense Risk Charge

We deduct this charge monthly based on the Policy Account Value in the variable investment options.

The current charge is 0.00% per annum.

The mortality and expense risk charge is guaranteed never to exceed 0.25% per annum of the Policy Account Value in the variable investment options.

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Indexed Account Charge

We deduct this charge monthly based on the Policy Account Value in the Indexed Account.

The current charge is 0.45% per annum.

The Indexed Account charge is guaranteed never to exceed 0.70% per annum of the Policy Account Value in the indexed option.

Cost of Insurance Charge

This charge is based on our cost of insurance rates for insured people of the same age, sex, duration, Face Amount, and underwriting class. Any additional rating charges which are applied to the insured because he or she does not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The maximum that we can charge for each $1,000 of Net Amount at Risk for the Initial Face Amount is set out in your Policy and is based on the 2001 Commissioners’ Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. The cost of insurance rate generally increases as the insured gets older. Rates are currently lower for Policies with a Face Amount at least equal to $500,000. If the Policy is eligible for the lower rates, they will apply to the Initial Face Amount and all Policy Segments. Our current cost of insurance charge rates are lower than the guaranteed charges.

In situations where GIAC is underwriting a group of individuals, GIAC may use simplified underwriting or other underwriting methods that would cause healthy individuals within the group to pay higher cost of insurance rates than they would pay under a substantially similar policy that is offered by GIAC using different underwriting methods.

We calculate the cost of insurance charge by multiplying your Policy’s Net Amount at Risk each month by the current cost of insurance rate that applies to the insured, and dividing the result by $1,000. The Net Amount at Risk reflects the difference between the death benefit and the Policy Account Value. The Net Amount at Risk is affected by investment performance, payments of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals, and changes in the Face Amount. Your Policy’s cost of insurance charge is calculated after the deduction of all other components of the Monthly Deduction, monthly Policy charges and monthly rider charges, with the exception of any Waiver of Monthly Deductions Rider attached to the Policy. A cost of insurance charge is determined separately for the Basic Sum Insured, Additional Sum Insured, and each Policy Segment.

After the first Policy Year, we may change the cost of insurance rates prospectively, at our discretion, up to the guaranteed rate listed in your Policy.

Charges for additional insurance benefits

If you acquire additional insurance benefits by buying certain of the riders that we make available under the Policy, we will deduct rider costs. We generally deduct these costs from the Policy Account Value monthly.

Cost of insurance

charge

This charge allows us to pay death benefits, especially in the early Policy Years when the Policy Account Value is far below the death benefit we pay if the insured dies.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	35

The following riders that we make available have additional monthly costs associated with them:

•	Accidental Death Benefit Rider

•	Waiver of Monthly Deductions Rider

•	Disability Benefit Rider (Waiver of Specified Amount)

•	Whole Life Purchase Option Rider

Please see “Supplemental Benefits and Riders” and the Statement of Additional Information for further information about the riders available under the Policy. You may obtain a free copy of the Statement of Additional Information by calling our Customer Service Office. These riders may not be available in all states.

OTHER CHARGES AND DEDUCTIONS

Interest on policy loans

If you have outstanding Policy Debt pursuant to a standard Policy loan, we charge compound interest that accrues daily at an annual rate of 4%, payable in arrears until the later of the tenth Policy Anniversary or the insured’s Attained Age 60. At that time, the current annual rate falls to 3% for all existing and new Policy loans and is guaranteed not to exceed an annual rate of 3.5%.

If you have outstanding Policy Debt pursuant to an indexed Policy loan, we charge compound interest that accrues daily at an annual rate of 6%, payable in arrears.

Interest is due on each Policy Anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized. We will borrow the amount of interest due from the unloaned Policy Account Value, and add it to the Loan Account if it was a standard loan. For indexed loans we will increase the Loan Amount by the amount of due but unpaid interest. See “Policy Loans.” The maximum amount of interest that can be capitalized is 100% of Policy Account Value less Policy Debt.

Deductions from the Separate Account

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment options, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the Policies. We don’t currently charge for taxes attributable to the Separate Account.

Deductions from mutual funds

Daily deductions are made from the assets of the mutual funds to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. These expenses, which vary from year to year, are summarized in the Charges and Deductions tables of this prospectus and described in more detail in each fund’s prospectus.

36	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

YOUR ALLOCATION OPTIONS

AS PART OF YOUR POLICY you are able to direct where a portion of your Net Premiums and Policy Account Value are allocated. There are several variable investment options, the indexed option and the fixed-rate option.

THE VARIABLE INVESTMENT OPTIONS

The variable investment options give you the opportunity to invest a portion of your Net Premiums, indirectly, in a series of mutual funds offering variable rates of return. The value of your investments will vary depending on the performance of the mutual funds. There is no minimum guaranteed Policy Account Value for the portion of your Policy that is held in the variable investment options.

The Separate Account

The Separate Account is the account through which we invest your Net Premiums in the variable investment options. We are the record owner of the assets in the Separate Account, and use them exclusively to support the variable life insurance policies issued through the Separate Account. The Separate Account consists of 34 investment divisions (variable investment options), each corresponding to a mutual fund or a series of a mutual fund in which the Separate Account invests. The Separate Account was established by GIAC’s Board of Directors on September 23, 1999 under the insurance law of the state of Delaware, and meets the definition of a separate account under the federal securities laws. Our Separate Account is registered with the SEC as a unit investment trust — a type of investment company under the Investment Company Act of 1940 (the 1940 Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where it is authorized to do business.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains or losses. Income, gains or losses credited to, or charged against, a variable investment option reflect that variable investment option’s investment performance and not the investment performance of our other assets. GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting policy values maintained in the variable investment options are not available to meet the claims of GIAC’s general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account. Such assets can include GIAC’s direct contributions to the Account or the investment results attributable to GIAC’s retained assets. Because such retained assets do not support policy values, GIAC may transfer them from the Separate Account to its general account. We are obligated to pay all amounts promised under the Policy.

YOUR ALLOCATION OPTIONS	PROSPECTUS	37

Each mutual fund is described briefly below. Complete information can be found in the accompanying fund prospectuses.

The Funds

Each of the funds corresponding to a variable investment option is either an open-end management company or a series of an open-end management company registered with the Securities and Exchange Commission. We buy and sell shares of the funds at their net asset value in response to your instructions and other policy-related transactions.

Currently, other investment products that we offer are also able to invest in certain of the mutual funds through the Separate Account and other insurers may offer products that invest in certain of the mutual funds through their own separate accounts. While the Board of Directors of each fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts arising out of this arrangement, we may also take actions to protect the interests of our policyowners. See “Rights Reserved by GIAC,” and the prospectuses for the individual mutual funds.

Investment Objectives and Policies of the Funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser’s other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund.

The table below summarizes each fund’s investment objective, along with the typical investments that comprise the fund’s assets.

There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative. You can find more detailed information about the funds, including a description of risks and expenses, in the summary prospectuses and prospectuses for the funds that accompany this prospectus. You should read these summary prospectuses and prospectuses carefully, consider the investment objectives, risks, fees and charges, and keep them for future reference. Except for the funds advised by RS Investment Management Co. LLC, none of the funds are affiliated with GIAC.

Note: If you received a summary prospectus for a fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus, or call our Customer Service Office.

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
AB VPS Growth and Income Portfolio (Class B)	Long-term growth of capital.	Invests primarily in U.S. stocks, although it may invest in non-U.S. securities. Invests in companies of any size and in any industry. Normally holds equities of approximately 60-90 companies.	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105
AB VPS Large Cap Growth Portfolio (Class B)	Long-term growth of capital.	Invests primarily in large-cap US stocks, although it may invest in non-US securities. Normally holds equities of 50-70 companies.	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105

38	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
American Century VP Mid Cap Value Fund (Class II)	Long-term capital growth with income as a secondary objective.	The fund invests at least 80% of its assets in medium size companies. The fund considers medium size companies to include those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies. The portfolio managers intend to manage the fund so that its weighted capitalization falls within the capitalization range of the members of the Russell Midcap® Index.	American Century Investment Management, Inc. 4500 Main Street Kansas City, MO 64111
Columbia Variable Portfolio – Small Cap Value Fund (Class 2)	Long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000® Value Index at the time of purchase (between $18 million and $10.6 billion as of March 31, 2014), that the Fund’s investment manager believes are undervalued and have the potential for long-term growth. The market capitalization range and composition of the companies in the Index are subject to change.The Fund may invest up to 20% of its total assets in foreign securities. The Fund also may invest in real estate investment trusts. The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the financial services sector.	Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
Davis Financial Portfolio	Long-term growth of capital.	Davis Financial Portfolio’s invests at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector. The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts).	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	Davis Selected Advisers - NY, Inc. 2949 East Elvira Road, Suite 101 Tucson, AZ 85756
Davis Real Estate Portfolio	Total return through a combination of growth and income.	Davis Real Estate Portfolio’s invests at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the real estate industry. The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts).	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	Davis Selected Advisers - NY, Inc. 2949 East Elvira Road, Suite 101 Tucson, AZ 85756

YOUR ALLOCATION OPTIONS	PROSPECTUS	39

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Fidelity VIP Contrafund® Portfolio (Service Class 2)	The fund seeks long-term capital appreciation.

• Normally investing primarily in common stocks.

• Investing in securities of companies whose value Fidelity Management & Research Company (FMR) believes is not fully recognized by the public.

• Investing in domestic and foreign issuers.

• Allocating the fund’s assets across different market sectors (at present, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecom services, and utilities), using different Fidelity managers.

• Investing in either “growth” stocks or “value” stocks or both.

• Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.

			Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. 245 Summer Street Boston, MA 02210
Fidelity VIP Equity-Income Portfolio (Service Class 2)	The fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

• Normally investing at least 80% of assets in equity securities.

• Normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap “value” stocks.

• Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.

• Investing in domestic and foreign issuers.

• Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.

• Potentially using covered call options as tools in managing the fund’s assets.

			Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. 245 Summer Street Boston, MA 02210

40	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Fidelity VIP Government Money Market Portfolio (Service Class 2) (formerly known as Fidelity VIP Money Market Portfolio (Service Class 2))*	The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Normally investing at least 99.5% of total assets in cash, U.S. government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). Investing in U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury. Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.	Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	Fidelity Investments Money Management, Inc. and other investment advisers serve as sub-advisers for the fund. One Spartan Way Merrimack, NH 03054
Fidelity VIP Growth Opportunities Portfolio (Service Class 2)	The fund seeks to provide capital growth.

Normally investing primarily in common stocks.

• Investing in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called “growth” stocks).

• Investing in domestic and foreign issuers.

• Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.

			Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. 245 Summer Street Boston, MA 02210
Fidelity VIP Index 500 Portfolio (Initial)	The fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	• Normally investing at least 80% of assets in common stocks included in the S&P 500® Index. • Lending securities to earn income for the fund.	Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	Geode Capital Management, LLC and FMR Co., Inc. (FMRC) serve as sub-advisers for the fund. Geode 1 Post Office Square Boston, MA 02109 FMRC 245 Summer Street Boston, MA 02210

*	There is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative.

YOUR ALLOCATION OPTIONS	PROSPECTUS	41

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Fidelity VIP Mid Cap Portfolio (Service Class 2)	The fund seeks long-term growth of capital.

• Normally investing primarily in common stocks.

• Normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the S&P MidCap 400® Index).

• Potentially investing in companies with smaller or larger market capitalizations.

• Investing in domestic and foreign issuers.

• Investing in either “growth” stocks or “value” stocks or both.

• Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

			Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund. 245 Summer Street Boston, MA 02210
Templeton Foreign VIP Fund (Class 2 Shares)	Seeks long-term capital growth.	Under normal market conditions, the fund normally invests at least 80% of its net assets in investments of issuers located outside of the U.S., including those of emerging markets.	Templeton Investment Counsel, LLC 300 S.E. 2nd Street Fort Lauderdale, FL 33301
Invesco V.I. American Franchise Fund (Series II)	Seeks capital growth.	The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309
Invesco V.I. Core Equity Fund (Series II)	Long-term growth of capital.	The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities and in derivatives and other instruments that have economic characteristics similar to such securities.	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309
Invesco V.I. Managed Volatility Fund (Series II)	Both capital appreciation and current income while managing portfolio volatility.	The Fund invests primarily in equity and fixed income securities, and derivatives and other instruments that have economic characteristics similar to such securities. The Fund will also invest in derivatives that the Adviser believes will decrease the volatility level of the Fund’s annual returns.	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309

42	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Ivy Funds VIP Mid Cap Growth	To seek to provide growth of capital.	Ivy Funds VIP Mid Cap Growth seeks to achieve its objective by investing primarily in common stocks of mid capitalization companies that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes are high quality and/or offer above-average growth potential. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the securities of mid capitalization companies, which, for purposes of this Portfolio, typically are companies with market capitalizations within the range of companies in the Russell Midcap® Growth Index at the time of acquisition. In selecting securities for the Portfolio, WRIMCO primarily emphasizes a bottom-up (researching individual issuers) approach and focuses on companies it believes have the potential for strong growth, increasing profitability, attractive valuations and sound capital structures. WRIMCO may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential.	Waddell & Reed Investment Management Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, KS 66201-9217
Janus Aspen Enterprise Portfolio (Service Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The Portfolio may also invest in foreign securities, which may include investments in emerging markets.	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206-4805

YOUR ALLOCATION OPTIONS	PROSPECTUS	43

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Janus Aspen Forty Portfolio (Service Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio may also invest in foreign securities, which may include investments in emerging markets.	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206-4805
Janus Aspen Janus Portfolio (Service Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies. The Portfolio may also invest in foreign securities, which may include investments in emerging markets.	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206-4805
MFS® Growth Series (Service Class)	Seeks capital appreciation	Focuses on investing in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Primarily invests in companies with large capitalizations, but may invest in companies of any size.	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199
MFS® Investors Trust Series (Service Class)	Seeks capital appreciation.	Normally invests primarily in equity securities. Primarily invests in companies with large capitalizations, but may invest in companies of any size.	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199
MFS® New Discovery Series (Service Class)	Seeks capital appreciation.	Focuses on investing in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Primarily invests in companies with small capitalizations, but may invest in companies of any size.	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199
MFS® Research Series (Service Class)	Seeks capital appreciation.	Normally invests primarily in equity securities. Primarily invests in companies with large capitalizations, but may invest in companies of any size. A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by broad market sectors.	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199
MFS® Total Return Series (Service Class)	Seeks total return.	The fund invests in a combination of equity securities and debt instruments. The fund normally invests between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities.	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199

44	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
PIMCO Total Return Portfolio (Advisor Class)	Maximum total return, consistent with preservation of capital and prudent investment management.	Under normal circumstances at least 65% of its total assets are invested in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.	PIMCO 650 Newport Center Drive Newport Beach, CA 92660
Pioneer Equity Income VCT Portfolio (Class II)	Current income and long-term growth of capital.	The Fund seeks current income and long term capital growth primarily through income producing equity securities of U.S. corporations.	Pioneer Investment Management, Inc. 60 State Street Boston, MA 02109
Putnam VT Investors Fund (Class IB)	Long-term growth of capital and any increased income that results from this growth.	The Fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that the Fund believes have favorable investment potential. For example, the Fund may purchase stocks of companies with stock prices that reflect a value lower than that which the Fund places on the company. The Fund may also consider other factors the Fund believes will cause the stock price to rise. The Fund may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.	Putnam Investment Management, LLC. One Post Office Square, Boston, MA 02109	Putnam Investments Limited Cassini House 57–59 St James’s Street London, England, SW1A 1LD
RS Emerging Markets VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets insecurities of “emerging market companies.” The Fund defines an “emerging market company” as one that is organized under the laws of, or has its principal office in, an emerging markets country; derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country.	RS Investment Management Co. LLC One Bush Street, Suite 900 San Francisco, CA 94104
RS High Yield VIP Series	To seek current income. Capital appreciation is a secondary objective.	Normally invests at least 80% of its net assets in debt securities and other investments that, at the time of purchase, are rated below investment grade.	RS Investment Management Co. LLC One Bush Street, Suite 900 San Francisco, CA 94104	Park Avenue Institutional Advisers LLC 7 Hanover Square New York, NY 10004

YOUR ALLOCATION OPTIONS	PROSPECTUS	45

Variable investment options

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
RS International VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets in common stocks and convertible securities issued by (i) companies organized, domiciled, or with a principal office outside of the United States, (ii) companies which primarily trade in a market located outside of the United States, or (iii) companies which do a substantial amount of business outside of the United States, which the investment team considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States. The Fund does not usually focus its investments in a particular industry or country.	RS Investment Management Co. LLC One Bush Street, Suite 900 San Francisco, CA 94104
RS Investment Quality Bond VIP Series	To seek a high level of current income and capital appreciation without undue risk to principal.	Normally invests at least 80% of its net assets in Investment-grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, loans, and obligations of the U.S. government and its agencies and instrumentalities.	RS Investment Management Co. LLC One Bush Street, Suite 900 San Francisco, CA 94104	Park Avenue Institutional Advisers LLC 7 Hanover Square New York, NY 10004
RS Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital.	Normally invests at least 80% of its net assets in debt securities, including corporate bonds, mortgage-backed and asset-backed securities, loans, and obligations of the U.S. government and its agencies.	RS Investment Management Co. LLC One Bush Street, Suite 900 San Francisco, CA 94104	Park Avenue Institutional Advisers LLC 7 Hanover Square New York, NY 10004
RS Small Cap Growth Equity VIP Series	Long-term capital growth.	Normally invests at least 80% of its net assets in equity securities of small-capitalization companies, which the investment team defines as those with market capitalizations (at the time of purchase) of either up to $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter, whichever is greater.	RS Investment Management Co. LLC One Bush Street, Suite 900 San Francisco, CA 94104

Some of these Funds may not be available in your state.

Relationship with the underlying mutual funds

The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares. GIAC, on behalf of the Separate Account, will aggregate the policyowner purchases, redemptions, and transfer requests and submit a net or aggregated purchase/redemption request to each underlying mutual fund daily. Because the Separate Account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions that it would normally incur if it sold its shares directly to the public. GIAC incurs these expenses instead. We also incur the distribution costs of selling the Policies, which benefit the underlying mutual funds by providing policyowners with variable investment options that correspond to the underlying mutual funds.

46	PROSPECTUS	YOUR ALLOCATION OPTIONS

Payments we receive

Some investment advisers (or their affiliates) may compensate GIAC or the Policies’ principal underwriter, our affiliate, Park Avenue Securities LLC (“PAS”), for administration, distribution or other services provided with respect to the funds and their availability through the Policy with revenue sharing payments, Rule 12b-1 fees and/or record keeping fees. The availability of these types of arrangements may create an incentive for us to seek and offer funds (and classes of shares of such funds) that offer these arrangements. Other funds (or available classes of shares) may have lower, or no, fees which could lead to better overall investment performance.

As of December 31, 2015, all fund families (or their affiliated entities) pay us some form of compensation every year for administration, distribution, or other services. All fund families, except Janus, pay us compensation ranging from 0.05% to 0.30% of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 fees from all of the funds, except those from the Davis and RS fund families. Currently, the amount of 12b-1 fees is 0.25% of the average daily net assets that are invested in the variable investment options. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets.

Since not all fund complexes pay the same amounts of revenue sharing payments, Rule 12b-1 fees and/or record keeping fees, the amount of fees we collect may be greater or smaller based on the funds you select. We will endeavor to update this information annually; however, interim arrangements may not be reflected.

Policyowners, through their indirect investment in the funds, bear the cost of these arrangements. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the policies, and, in our role as an intermediary, the funds. We may profit from these payments.

We may also benefit, indirectly, from assets invested in the RS Variable Products Trust because our affiliates receive compensation from the underlying mutual funds for investment advisory services. Thus, our affiliates receive more revenue with respect to these underlying mutual funds than unaffiliated underlying mutual funds.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the Policies (apart from fees and expenses imposed by the underlying mutual funds). Without these payments, we would have imposed higher charges under the Policy.

Fund selection process

The underlying funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage,

YOUR ALLOCATION OPTIONS	PROSPECTUS	47

the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS Variable Products Trust funds, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the policies.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulator actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your Policy resulting from the investment performance of the funds you have chosen. We do not recommend or endorse any particular fund, and we do not provide investment advice.

There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees. You should consider all of the fees and charges of the Policy in relation to its features and benefits when making your decision to invest. Please note that higher policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

Addition, Deletion or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new funds or share classes, close existing funds or share classes, or substitute fund shares that are held by any investment division of the Separate Account for shares of a different mutual fund. New or substitute mutual funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other mutual funds. We reserve the right to transfer Separate Account assets to another separate account that

48	PROSPECTUS	YOUR ALLOCATION OPTIONS

we determine to be associated with the class of policies to which this Policy belongs.

THE GENERAL ACCOUNT, THE FIXED-RATE OPTION AND THE INDEXED OPTION

The fixed-rate option, the indexed option and the Loan Account are part of GIAC’s general account. Values in the fixed-rate option, the indexed option and the Loan Account are part of our general assets and are used to support insurance and annuity obligations and are subject to the claims of our creditors. They are not held for the specific benefit of the policies. Subject to applicable law, we have sole discretion over the investment of assets of the fixed-rate option, the indexed option and the Loan Account.

Guarantees associated with assets in the general account are subject to the claims paying ability of the insurer and are subject to the risk that the insurer could default on its obligations under those guarantees.

Because of exemptive and exclusionary provisions, we have not registered our general account as an investment company under the 1940 Act, and interests in the fixed-rate option are not registered under the Securities Act of 1933 (the “Securities Act”).

Interests in the indexed option have not been registered with the SEC. GIAC believes that there are sufficient insurance elements and guarantees with respect to interests in the indexed option to qualify for an exemption from registration under the federal securities laws under Section 3(a)(8) of the Securities Act. In addition, with respect to the indexed option, the Policy is in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

The SEC staff does not review the prospectus disclosure about the fixed-rate option, the indexed option, or the general account, but the information we present may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of information appearing in a prospectus.

THE FIXED-RATE OPTION

Assets in the fixed-rate option earn a set rate of interest. You may allocate some or all of your Net Premiums to the fixed-rate option, and may transfer some or all of your Policy Account Value into the fixed-rate option. There are restrictions on making transfers out of the fixed-rate option. See “Transfers from the Fixed-Rate Option.” Your Policy Account Value in the fixed-rate option is backed by GIAC’s general account.

Amounts in the fixed-rate option

The total amount that you have invested in the fixed-rate option consists of:

•	the portion of your Net Premiums and any loan repayments that you have allocated to this option, plus

Fixed-rate option

Assets in the fixed-rate option earn a set rate of interest and are backed by GIAC’s general account.

YOUR ALLOCATION OPTIONS	PROSPECTUS	49

Indexed Option

The indexed option consists of a Holding Account and an Indexed Account(s). The Indexed Account(s) consists of the Indexed Segments created when your allocations to the indexed option are swept into an Indexed Account on an Indexed Segment Start Date.

Assets in Indexed Segments earn interest based, in part, on the growth over a period of time of an external index. Assets in the Holding Account earn a guaranteed 2% interest per annum.

Holding Account

We credit interest at 2% on amounts in the Holding Account. At our option, we may credit more than 2%. If we declare a new interest rate, it will apply to all amounts in the Holding Account from the date of declaration until it is changed again.

•	any amounts that you have transferred to this option from the variable investment options or the indexed option, plus

•	the interest paid on your Policy Account Value in this option, minus

•	any deductions, withdrawals, loans, or transfers from the fixed-rate option, including applicable charges.

Interest on amounts in the fixed-rate option accrues daily on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. The minimum annual interest rate for the fixed-rate option is 2%. Interest rates may be changed at any time in our discretion, but not more than once per year, and the new rate will apply to all Policy Account Value in or allocated to the fixed-rate option from the date it is declared until the date the rate is changed again. We are not obligated to pay more than 2% in interest, although we may choose to do so.

There are significant limits on your right to transfer Policy Account Value from the fixed-rate option. Because of these limitations, if you want to transfer all of your Policy Account Value from the fixed-rate option to one or more variable investment options, or the indexed option, it may take several years to do so. You should carefully consider whether the fixed-rate option meets your investment needs. See “Transfers from the fixed-rate option.”

THE INDEXED OPTION

You may allocate some or all of your Net Premiums and Policy Account Value into the indexed option. Your Policy Account Value in the indexed option is backed by GIAC’s general account.

It is important to know that when you allocate your Net Premium or Policy Account Value to an Indexed Account, it is not the same as investing in the underlying stocks comprising the applicable Index. You will have no ownership rights in the underlying stocks comprising the Index, such as voting rights, dividend payments, or other distributions. Also, we are not affiliated with the Index or the underlying stocks comprising the Index. So, the Index and the issuers of the underlying stocks comprising the Index have no involvement with the Policy.

The terms defined below will help you to understand how the indexed option works.

Holding Account	The account where amounts you request to be allocated or transferred to the indexed option are held prior to those amounts being allocated or transferred to the Indexed Account. Amounts in the Holding Account are credited interest at a guaranteed effective annual rate of 2%

Index	An external index that is used, in part, in determining the amount of interest that will be credited to an Indexed Segment. We currently use the S&P 500 Price Return index, which excludes dividends. See “Appendix B” for more information on the Index.

50	PROSPECTUS	YOUR ALLOCATION OPTIONS

Indexed Account(s)	The index-linked account(s) offered under this Policy. We currently make available a One-Year Indexed Account. We may make others available in the future.

Indexed Option Alternate Account	An account that is used to create a minimum guaranteed value for the indexed option when determining a death benefit or Net Cash Surrender Value for this policy.

Indexed Segment	Part of an Indexed Account. An Indexed Segment is created when an amount is transferred from the Holding Account to an Indexed Account on an Indexed Segment Start Date. Each Indexed Segment will have its own Indexed Segment Interest Credit.

Indexed Segment
Average Monthly Balance	The amount of the Indexed Segment on which the Indexed Segment Interest Credit is based. It is equal to the average of the Indexed Segment Monthly Balances for an Indexed Segment Period.

Indexed Segment
Guaranteed Minimum Interest Rate	This is the minimum Indexed Segment Rate of Return that can be used in the determination of the Indexed Segment Interest Credit. It is 0%.

Indexed Segment Interest Credit	The amount credited to the Policy Account Value for an Indexed Segment on an Indexed Segment Maturity Date. The Indexed Segment Interest Credit is equal to the Indexed Segment Rate of Return multiplied by the Indexed Segment Average Monthly Balance.

Indexed Segment Interest Rate

The percentage change in the value of the Index from the Indexed Segment Start Date to the Indexed Segment Maturity Date. It is equal to b/a-1 where:

a       is the closing value of the Index as of the Indexed Segment Start Date, and

b       is the closing value of the Index as of the Indexed Segment Maturity Date.

Indexed Segment Interest Rate Cap	This is the maximum Indexed Segment Rate of Return. We set the cap on the Indexed Segment Start Date and it will not change for the duration of that Indexed Segment. The Indexed Segment Interest Rate Cap will never be lower than 3%

Indexed Segment Maturity Date	One year from the Indexed Segment Start Date.

Indexed Segment Maturity Value	The Policy Account Value attributable to an Indexed Segment plus the Indexed Segment Interest Credit.

Interest Crediting

Method

We use a one-year point-to-point crediting strategy that compares the change in the Index at two points in time — the Indexed Segment Start Date and the Indexed Segment Maturity Date. Because this method relies on two specified points in time to calculate the return, even if the Index is going up throughout the Indexed Segment Period, if it were to decline significantly on the last day of the Indexed Segment Period, part or all of the earlier gain can be lost. The opposite is also true. Also, because the Indexed Segment Interest Credit is not credited until the Indexed Segment Maturity Date, no interest will be credited if the Policy or the Indexed Segment terminates prior thereto.

YOUR ALLOCATION OPTIONS	PROSPECTUS	51

Indexed Segment
Minimum Interest Rate	This is the minimum Indexed Segment Rate of Return. We will set the Indexed Segment Minimum Interest Rate for a given Indexed Segment on the Indexed Segment Start Date and it will not change for that Indexed Segment. The Indexed Segment Minimum Interest Rate will never be less than the Indexed Segment Guaranteed Minimum Interest Rate.

Indexed Segment Monthly Balance	The monthly value of an Indexed Segment on the 20th day of the month. Any partial withdrawal, loan or transfer from an Indexed Segment processed during an Indexed Segment Period will reduce the Indexed Segment Monthly Balance for all prior Indexed Segment Monthly Balances for the Indexed Segment Period by the amount that the transaction reduced the Indexed Segment.

Indexed Segment Period	The period from the Indexed Segment Start Date to the Indexed Segment Maturity Date.

Indexed Segment Rate of Return	The rate used in the determination of the Indexed Segment Interest Credit. It reflects the growth in the Index during an Indexed Segment Period, subject to the Indexed Segment Interest Rate Cap and Indexed Segment Minimum Interest Rate.

The Indexed Segment Rate of Return is equal to the lesser of (i) a multiplied by b and (ii) c; provided that the lesser amount shall never be less than the Indexed Segment Minimum Interest Rate of 0%

a=the Indexed Segment Interest Rate

b=the Participation Rate

c=the Indexed Segment Interest Rate Cap

Indexed Segment Start Date	The 20th of each calendar month.

Participation Rate	This is the percentage of the Indexed Segment Interest Rate that is used to calculate the Indexed Segment Rate of Return. The Indexed Segment Participation Rate is guaranteed to be 100%.

Holding Account

The indexed option is comprised of a Holding Account and the Indexed Account(s). The Indexed Account is made up of Indexed Segments. Net Premium and Policy Account Value allocated to the indexed option will first be placed in the Holding Account. The amount in the Holding Account will be transferred into the Indexed Account to create a new Indexed Segment on the next following Indexed Segment Start Date provided

52	PROSPECTUS	YOUR ALLOCATION OPTIONS

there is at least $100 in the Holding Account. If the amount in the Holding Account is less than $100 on an Indexed Segment Start Date, a new Indexed Segment will not be created until the next following Indexed Segment Start Date on which at least $100 is available for transfer. An Indexed Segment will not be created if the Indexed Segment Maturity Date will be later than the Policy Anniversary on which the insured’s Attained Age is 121.

Amounts in the Holding Account are credited interest which will accrue daily at a minimum guaranteed effective annual rate of 2% and will be credited to the Holding Account whenever a financial transaction takes place under the Policy and on any Indexed Segment Start Date prior to transferring the amounts in the Holding Account into a new Indexed Segment.

Indexed Segments

We will credit interest to each Indexed Segment on the Indexed Segment Maturity Date. This is the Indexed Segment Interest Credit (or the “Credit”). We credit interest based, in part, on the Indexed Segment Interest Rate, that is the percentage change in the Index over the Indexed Segment Period. If the Indexed Segment Interest Rate was negative, the amount of the Indexed Segment Interest Credit will be equal to the Indexed Segment Minimum Interest Rate.

The Indexed Segment Interest Rate Cap (or the “Cap”) is the highest percentage change in the value of the Index that we will use in determining the amount of the Indexed Segment Interest Credit. If the actual percentage change in the value of the Index over the Indexed Segment Period is greater than the Cap, we will use the Cap. We will multiply the Indexed Segment Interest Rate by the Participation Rate (100%) to determine the Indexed Segment Rate of Return. We then multiply the Indexed Segment Rate of Return by the Indexed Segment Average Monthly Balance to determine the amount of the Indexed Segment Interest Credit to be applied to the Indexed Segment.

The Indexed Segment Interest Rate Cap is subject to change at the Company’s discretion, but we guarantee that it will never be lower than an annual rate of 3%.

The following examples show how positive, negative and neutral changes in the Index affect the Indexed Segment Rate of Return used in calculating the Indexed Segment Interest Credit.

Assume that the Index closes at 1,100 on January 20th, 2015, when a new Indexed Segment is created. The Indexed Segment Maturity Date will then be January 20th, 2016. For the following examples, we will assume that the current Indexed Segment Interest Rate Cap is 10%.

Example 1: The Indexed Segment Interest Rate is negative.

On the Indexed Segment Maturity Date, the Index closes at 1,000. The Indexed Segment Interest Rate is then (1,000 / 1,100) – 1, or -9.09%.

YOUR ALLOCATION OPTIONS	PROSPECTUS	53

Since this is less than the Indexed Segment Guaranteed Minimum Interest Rate of zero, the Indexed Segment Rate of Return will be zero.

Example 2: The Indexed Segment Interest Rate is positive, but less than the assumed Indexed Segment Interest Rate Cap of 10%.

On the Indexed Segment Maturity Date, the Index closes at 1,200. The Indexed Segment Interest Rate is then (1,200 / 1,100) – 1, or 9.09%. This is greater than the Indexed Segment Guaranteed Minimum Interest Rate of zero, but less than the assumed Indexed Segment Interest Rate Cap of 10%. The Indexed Segment Rate of Return will therefore be 9.09%.

Example 3: The Indexed Segment Interest Rate is greater than the Indexed Segment Interest Rate Cap.

On the Indexed Segment Maturity Date, the Index closes at 1,300. The Indexed Segment Interest Rate is then (1,300 / 1,100) – 1, or 18.18%. This is greater than the assumed Indexed Segment Interest Rate Cap of 10%. The Indexed Segment Rate of Return will therefore be equal to the Indexed Segment Interest Rate Cap of 10%.

How We Calculate the Indexed Segment Interest Credit

Hypothetical Assumptions
Indexed Segment Start Date:	01/20/15
Index close value on Indexed Segment Start Date:	14,000
Indexed Segment Maturity Date:	01/20/16
Index close value on Indexed Segment Maturity Date:	15,000
Indexed Segment Interest Rate Cap:	12%
Value of Indexed Segment on Indexed Segment Start Date:	$10,000
Dollar amount of charges deducted from this Indexed Segment each month:	$100

Indexed Segment Rate of Return

The Indexed Segment Interest Rate is (15,000 / 14,000) – 1, or 7.14%. Since this is greater than the Indexed Segment Minimum Interest Rate of zero, and less than the Indexed Segment Interest Rate Cap of 12%, we multiply 7.14% by the participation rate (100%) to get the Indexed Segment Rate of Return of 7.14%.

54	PROSPECTUS	YOUR ALLOCATION OPTIONS

Average Monthly Balance

We have assumed that there is $10,000 allocated to this Indexed Segment on the Indexed Segment Start Date, and that $100 in charges are being deducted each month. The Indexed Segment Monthly Balance on 02/20/15 will therefore be $10,000 - $100, or $9,900. On 03/20/15 the Indexed Segment Monthly Balance will be $9,800, on 04/20/15 it will be $9,700, and so on. The Indexed Segment Average Monthly Balance will be the average of these Indexed Segment Monthly Balances, or:

$(10,000 + 9,900 +9,800 +9,700 +9,600 +9,500 +9,400 + 9,300 + 9,200 +9,100 + 9,000 + 8,900) / 12 = $9,450.

Indexed Segment Interest Rate Credit

We multiply the Indexed Segment Rate of Return (7.14%) by the Indexed Segment Average Monthly Balance ($9,450) to get the Indexed Segment Interest Credit amount of $674.73. If the Indexed Segment Interest Rate had exceeded 12%, we would have used 12% to calculate the Indexed Segment Interest Credit and the Indexed Segment Interest Credit would have been $1,134. If the Indexed Segment Interest Rate had been negative, we would have used 0% to calculate the Indexed Segment Interest Credit, which would have been zero.

Effect of Voluntary Transactions

We assumed in this example that there were no voluntary transactions. If you transfer, withdraw, or take standard loans from an Indexed Segment prior to the Indexed Segment Maturity Date, the Indexed Segment Average Monthly Balance (and possibly the Indexed Segment Interest Credit) will be lower.

For instance, assume that you had withdrawn $5,000 from the Indexed Segment on July 20th, 2015. The Indexed Segment Average Monthly Balance would be reduced by that $5,000, and would be $4,450. The Indexed Segment Interest Credit would then be 7.14% multiplied by $4,450, or $317.73.

Effect of certain transactions on Indexed Segments

While you may make partial withdrawals from Indexed Segments, take standard loans from Indexed Segments, and make transfers out of an Indexed Segment before the Indexed Segment Maturity Date, doing so may negatively impact your Indexed Segment.

If you make a partial withdrawal, transfer Policy Account Value or take a standard Policy loan from an Indexed Segment, the amount of the withdrawal, transfer or loan is deducted from the Indexed Segment as of the Indexed Segment Start Date. This may have the effect of reducing the Indexed Segment Interest Credit payable at maturity. If an Indexed Segment goes to zero because of withdrawals or loans, or because you surrender your Policy, you will not receive an Indexed Segment Interest Credit. However, if

YOUR ALLOCATION OPTIONS	PROSPECTUS	55

an Indexed Segment goes to zero because of Monthly Deductions, or other involuntary withdrawals (e.g., loan interest capitalization) during an Indexed Segment Period, an Indexed Segment Interest Credit will be applied based on the Indexed Segment Average Monthly balance on the Indexed Segment Maturity Date.

Reallocation of Matured Indexed Segments

On each Indexed Segment Maturity Date we apply the Indexed Segment Interest Credit to the Policy Account Value in the maturing Indexed Segment and the resulting Indexed Segment Maturity Value is then allocated in accordance with the instructions we have on file for maturing Indexed Segments. If your instructions provide that the maturity value is to be reallocated to an Indexed Account, or if we do not have allocation instructions on file, the maturity value will be transferred to the Holding Account and a new Indexed Segment will be created on the Indexed Segment Start Date. If any portion of the Indexed Segment Maturity Value is currently being used to secure an indexed loan, that portion will be reallocated to the Indexed Account regardless of the allocation instructions that we have on file.

If your Policy is in default, and an Indexed Segment matures during the grace period, the Indexed Segment Interest Credit will be applied to the deficiency. If that amount results in the Policy Account Value less Policy Debt being zero or greater, no premium payments will be required.

Substituting an Index

We may substitute a different index for the Index if:

•	the calculation of an Index is substantially changed;

•	the publication of an Index is discontinued; or

•	we, in our sole discretion, determine that our use of an Index should be discontinued.

If, in our discretion, we substitute an alternate index for the Index, the new index will apply only to Indexed Segments created after the substitution and existing Indexed Segments would mature on their original Indexed Segment Maturity Dates. If we substitute an alternate index because the Index has been discontinued or substantially changed, we may mature any Indexed Segments early. If we did that, we would calculate the Indexed Segment Interest Credit by changing the Indexed Segment Maturity Date to the date of the most recently available closing value of the Index before it was discontinued or changed.

We will notify you if we add an index, or if we substitute a new index for an existing Index, before its use.

Indexed Option Alternate Account

If the value of the indexed option is less than the value of the Indexed Option Alternate Account, the difference between these two amounts will be included as part of the Policy Account Value when determining (i) the

56	PROSPECTUS	YOUR ALLOCATION OPTIONS

minimum death benefit that is payable under this Policy, and (ii) the Net Cash Surrender Value available to you if you surrender this Policy.

On the Issue Date, the value of the Indexed Option Alternate Account is zero. When you allocate Net Premium or transfer Policy Account Value to the indexed option, we will increase the Indexed Option Alternate Account by the same amount. We will not increase the Indexed Option Alternate Account by the amount of any Indexed Segment Interest Credits. When amounts are withdrawn from the indexed option either to pay a Monthly Deduction (other than the Indexed Account charge), to satisfy your request for a partial withdrawal, to satisfy your request to transfer amounts from the indexed option to a variable investment option or the fixed-rate option, or to satisfy your request for a standard loan, we will decrease the Indexed Option Alternate Account by the same amount.

We will credit interest on amounts in the Indexed Option Alternate Account at an effective annual rate of 2%. Interest accrues daily and is credited to the Indexed Option Alternate Account on a Monthly Processing Date or whenever a financial transaction takes place under the Policy. Interest will not be credited when the Indexed Option Alternate Account is zero or negative.

If, on the date we calculate a death benefit under the Policy or you surrender your Policy for its Net Cash Surrender Value, the amount in the indexed option is less than the amount in the Indexed Option Alternate Account, the difference will be applied to the Policy Account Value in determining the minimum death benefit payable under the Policy or the Net Cash surrender Value available to you. If the Policy lapses because the Policy Account Value is insufficient to pay the Monthly Deduction on a Monthly Processing Date, the amount by which the Indexed Option Alternate Account value exceeds the indexed option value will be paid to the Owner at the end of the grace period.

The Indexed Option Alternate Account value is not available for partial withdrawals or Policy loans, nor is it used when we calculate the death benefit under Option 2 or the Net Amount at Risk.

YOUR ALLOCATION OPTIONS	PROSPECTUS	57

SPECIAL FEATURES OF YOUR POLICY

Policy loans

While the insured is alive, you may borrow all or a portion of the loan value of your Policy by assigning your Policy to us as collateral for your loan. A Policy loan may be either a standard loan or, beginning on the fifth Policy Anniversary, an indexed loan. Only one type of loan may be outstanding at any time.

POLICY LOANS

At any time while the insured is alive, you may borrow all or a portion of the loan value of your Policy by assigning your Policy to us as collateral for your loan. You may take either a standard loan or, beginning on the fifth Policy Anniversary, an indexed loan; however only one type of loan may be outstanding at any time. You may switch from a standard loan to an indexed loan or an indexed loan to a standard loan only on a Policy Anniversary.

The maximum amount you may borrow, your Policy’s loan value, depends on the type of loan you are taking and is calculated, as of the Business Day we receive your signed written request in Good Order.

The minimum amount you may borrow is $500, or your Policy’s loan value, if less. This amount may vary in some states. You should consult your Policy for further details. We will normally pay loan proceeds to you within seven days of receiving your request (see “Policy Proceeds” for exceptions to this general rule).

Standard loans

For standard loans, the loan value is calculated as follows:

•	98% of the Cash Surrender Value of your Policy, minus

•	any outstanding Policy Debt, minus

•	any interest due at the next Policy Anniversary on any existing Policy Debt, minus

•	any interest that will be due at the next Policy Anniversary on the amount to be borrowed, minus

•

the amount of the most recent Monthly Deduction multiplied by the number of Monthly Processing Dates between the current Business Day and the next Policy Anniversary, not to exceed three monthly deductions.

When you request a standard loan, we will first transfer the amount requested from the Policy Account Value in the variable investment options that you specify in your request to the Loan Account. If the amount of the loan requested exceeds the Policy Account Value in all variable investment options, we will transfer the excess into the Loan Account from your Policy Account Value in the Holding Account of the indexed option. If the amount of the loan requested exceeds the Policy Account Value in all variable investment options and the Holding Account, we will transfer the excess into the Loan Account from your Policy Account Value in the Indexed Segments, starting with the most recent Indexed Segment. Finally, if the amount of the loan requested exceeds the Policy Account Value in all variable investment options, the Holding Account and all Indexed Segments, we will transfer the excess into the Loan Account from your Policy Account Value in the fixed-rate option.

If you fail to specify the variable investment options from which to transfer the amount of the loan request into the Loan Account, we will

58	PROSPECTUS	SPECIAL FEATURES

process the loan request proportionately in relation to the amounts you have in each variable investment option. If the amount of the loan requested exceeds the Policy Account Value attributable to all variable investment options, we will transfer the excess amount from the Policy Account Value attributable to the indexed option into the Loan Account, beginning with the Holding Account and then, if necessary, from the Indexed Segments, starting with the most recent Indexed Segment. Finally, if the amount of the loan request exceeds the Policy Account Value in all variable investment options and the indexed option, we will transfer the excess into the Loan Account from your Policy Account Value in the fixed-rate option up to the amount of the loan request. We will not process any request for a loan that exceeds the amount available.

Amounts transferred from the variable investment options no longer share in the investment experience of the variable investment options from which they were transferred and amounts transferred from the indexed option no longer earn interest associated with the Holding Account or the applicable Index. However, amounts in the Loan Account will earn interest at a minimum annual rate of 3% accrued daily and credited to the Loan Account whenever a financial transaction takes place under the policy. The tax consequences of a Policy loan are uncertain if the difference between the interest rate we charge on the loan and the interest rate we credit on the loan is very small or non-existent. See “Treatment of Policy Proceeds.”

Interest on your standard policy loans

For standard loans we charge compound interest that accrues daily at an annual rate of 4% on all outstanding Policy Debt, payable in arrears, until the later of the 10th anniversary of your Policy or the insured’s Attained Age 60. At this time the current annual rate falls to 3% for all existing and new Policy loans. The interest rate charged after the later of the 10th Policy Anniversary or the insured’s Attained Age 60, is guaranteed not to exceed 3.5%. Interest accrues daily and is due on each Policy Anniversary.

If you do not pay the interest on your loan when it is due we will add the amount of interest due to the Policy Debt. We will then attempt to pay the interest due by transferring an amount equal to the difference between the Policy Debt and the Loan Account from the values associated with your Policy to the Loan Account so that the Loan Account equals the Policy Debt. We do this by first using any interest that has accrued on amounts in the Loan Account. If this is not sufficient to cover the unpaid loan interest, we will transfer to the Loan Account from the variable investment options, the fixed-rate option and the indexed option, proportionately in relation to the amounts you have in these options, the amount necessary to increase the Loan Account to equal the Policy Debt. If this is still not enough to cover the full amount of loan interest due, we will transfer to the Loan Account the amount that is available and require you to make a loan repayment to cover the difference within 61 days. If you do not make the required payment, the Policy will lapse. We will notify you at least 30 days before the Policy lapses and advise you of this situation. If the Policy is within the No Lapse Guarantee Period, or you have a Guaranteed Coverage Rider, and you satisfy the conditions, a loan repayment will not be required and

Interest on

policy loans

For traditional loans, we charge interest at an annual rate of 4% on all outstanding Policy Debt, payable in arrears, until the later of the 10th Policy Anniversary or the insured’s Attained Age 60. After this point the current annual rate falls to 3% for all existing and new Policy loans and is guaranteed not to exceed 3.5% annually.

For indexed loans, we charge interest at an annual rate of 6% on all outstanding Policy Debt payable in arrears.

SPECIAL FEATURES	PROSPECTUS	59

your Policy will not lapse. In this situation, however, the loan interest that was not covered by the transfer will continue to be part of the Policy Debt. If the insured dies before the 61 day period ends, we will pay the beneficiary the death benefit proceeds, minus the amount of the required payment. There may be adverse tax consequences if your Policy lapses and you have outstanding Policy Debt.

Indexed loans

For indexed loans, the loan value is the lesser of (i) the loan value for a standard loan calculated as set forth above and (ii) the value of your Policy’s indexed option.

On and after the fifth Policy Anniversary you may request an indexed loan at any time that there is not a standard loan outstanding. Unlike a standard loan, when you request an indexed loan, the amount of the indexed loan remains in the Indexed Segments or in the Holding Account. As a result it will continue to earn interest at either 2%, for amounts in the Holding Account, or based on the applicable external Index, for amounts in Indexed Segments. You may not transfer any amounts out of the indexed option that are being used to secure an indexed loan.

Interest on your indexed policy loans

For indexed Policy loans, we charge compound interest that accrues daily at an annual rate of 6% on all outstanding Policy Debt payable in arrears. Interest accrues daily and is due on each Policy Anniversary.

If you do not pay the interest on your Policy’s indexed loan when it is due, after we process the Monthly Deductions due on that date, we will capitalize the amount of interest due and add it to the Loan Amount where it will then incur interest at the rate of 6%.

If the Loan Amount exceeds the Policy Account Value allocated to the indexed option, we will transfer amounts from the variable investment options and the fixed-rate option to the indexed option, in the same order that we would transfer such amounts to satisfy a new loan request, until the Policy Account Value attributable to the indexed option is equal to the indexed Loan Amount. If there is not enough Policy Account Value to cover the entire Loan Amount, we will transfer the existing Policy Account Value to the indexed option and require you to make a loan repayment to cover the difference within 61 days. If you do not make the required loan repayment, the Policy will lapse. We will notify you at least 30 days before the Policy lapses and advise you of this situation. If the Policy is within the No Lapse Guarantee Period, or you have a Guaranteed Coverage Rider, and you satisfy the conditions, a loan repayment will not be required and your Policy will not Lapse. However, the loan interest that was not covered by the transfer will continue to be part of the Policy Debt. If the insured dies before the 61 day period ends, we will pay the beneficiary the death benefit proceeds, minus the amount of the required payment. There may be adverse tax consequences if your Policy lapses and you have outstanding Policy Debt.

Repaying your policy loans

You may repay all or part of any outstanding Policy Debt at any time while the insured is alive and the Policy is in force.

60	PROSPECTUS	SPECIAL FEATURES

If the insured has died and the death benefit proceeds have not been paid, either in cash or under a payment option, you have 60 days after his or her death to repay any Policy Debt. If you do, we will then increase the amount payable to the beneficiary by the amount of your repayment.

Except for required loan repayments (see “Interest on Your Standard Policy Loan” and “Interest on Your Indexed Policy Loan”), loan repayments are generally applied first to pay loan interest accrued but not yet capitalized, then to reduce outstanding loan principal in the following manner:

Where (a) is the amount of the loan repayment and (b) is the amount of loan interest that has accrued but not yet been capitalized:

If (a) is greater than or equal to (b), we will reduce the interest that has accrued but not yet been capitalized and interest credited to the Loan Amount since the previous Policy Anniversary to Zero. The amount by which the loan repayment exceeds the amount of loan interest that has accrued but not yet been capitalized will be used to reduce the Loan Amount. We do this by transferring an amount equal to the excess out of the Loan Account and into the allocation options provided with your loan repayment.

If (a) is less than (b), we reduce both the interest credited to the Loan Amount since the previous Policy Anniversary and the difference between the interest credited to the Loan Amount and the loan interest that has accrued but not yet been capitalized, by the ratio of (a) divided by (b). The amount by which the interest credited to the Loan Amount is reduced is transferred from the Loan Account.

Any amounts transferred from the Loan Account to reduce the Loan Amount or to reduce interest credited to the Loan Amount are allocated according to your instructions. If you do not provide allocation instructions with your loan repayment, we will use your most current allocation instructions for premium payments. Transfers under your Policy that are made in connection with Policy loans are not subject to transfer charges. Also, loan repayments are not subject to premium charges, so it may be to your advantage, if you have outstanding loans or interest, to make loan repayments rather than premium payments.

If you have an outstanding indexed loan and you make a loan repayment, the amount of the repayment will reduce your outstanding Loan Amount and your Policy Debt. Because the amount of the indexed loan was never removed from the indexed option to collateralize your borrowing, the repayment does not increase your Policy Account Value attributable to the indexed option and has no impact on the Indexed Option Alternate Account value. Instead, by making a repayment and reducing the outstanding Loan Amount and the Policy Debt, you increase the Policy proceeds payable on the death of the insured and the amount of your Policy Account Value that is available to you for other transactions under the Policy (e.g., transfers to other allocation options, withdrawals).

Policy loan considerations

When taking out a Policy loan, you should consider:

•	for standard loans

•

amounts transferred out of the variable, fixed-rate and indexed options and into our Loan Account are no longer affected by the investment experience, positive or negative, or interest crediting, of those allocation options

SPECIAL FEATURES	PROSPECTUS	61

•	as a result, taking a Policy loan will have a permanent effect on your Policy Account Value, even after the loan is repaid in full

•

if your standard Policy loan request is fulfilled from assets deducted from the indexed option, we will decrease the Indexed Option Alternate Account by an amount equal to the amount used to fulfill your loan request

•	if your standard loan request is fulfilled from assets deducted from an Indexed Segment, it may have a negative impact on the Indexed Segment Interest Credit

•	for indexed loans

•	the Indexed Segment Rate of Return may be less than the loan interest rate by up to 6%

•

if you capitalize loan interest you may have to move Policy Account Value from the variable or fixed-rate options into the indexed option if there is not enough value in the indexed option to capitalize the entire amount due

•

if, because of poor index performance, the Policy Debt grows larger than the indexed option value, you will have to transfer value from the variable or fixed-rate options into the indexed option or make additional payments to your Policy

•	for standard and indexed loans

•	the amount of your Policy that is available for withdrawal or surrender, and your Policy’s death benefit proceeds, will be reduced dollar-for-dollar by the amount of any Policy Debt

•	there may be adverse tax consequences associated with taking a Policy loan. See “Tax Considerations” for a discussion of modified endowment contracts and the effects on Policy loans.

Policy loan types at-a-glance

	Standard Policy Loan		Indexed Policy Loan
When Available	While insured is alive, at any time, provided no indexed loan is outstanding		While insured is alive, beginning on the fifth Policy Anniversary, provided no standard loan is outstanding
Loan Value	98% of your Policy’s Cash Surrender Value, reduced by Policy Debt, Policy loan interest, and Monthly Deductions		The lesser of (i) the loan value for a standard loan and (ii) the value of your Policy’s indexed option
Loan Interest charged Until later of tenth Policy Anniversary or the insured’s Attained Age 60	Current interest rate	Guaranteed interest rate	Current interest rate	Guaranteed interest rate
	4%	4%	6%	6%
Loan Interest charged After later of tenth Policy Anniversary or the insured’s Attained Age 60	Current interest rate	Guaranteed interest rate	Current interest rate	Guaranteed interest rate
	3%	3.5%	6%	6%
Interest Credited	3% on amounts in the Loan Account		Amounts continue to earn interest as applicable to the Holding Account and Indexed Segments

DECREASING THE FACE AMOUNT

You may request a reduction in the Policy’s Face Amount at any time. To do this we require that:

•	we receive your signed written request in Good Order at our Customer Service Office

•	the insured is alive on the date the decrease will take effect

•	the reduction is at least $5,000 unless it is caused by a partial withdrawal, in which case the $5,000 minimum does not apply

•	the new Face Amount is not lower than our current minimum Face Amount of $100,000 ($250,000 for the preferred plus NT risk class), and

Decreasing the

Face Amount

You may request a reduction in your Policy’s Face Amount at any time.

62	PROSPECTUS	SPECIAL FEATURES

•	Monthly Deductions are not currently being waived under a Waiver of Monthly Deductions rider.

We will reduce your Face Amount on the Monthly Processing Date coinciding with or next following the date we approve your request. We’ll send you revised Policy pages reflecting the changes to your Policy. If a Face Amount decrease for a Policy issued as preferred plus NT reduces the Face Amount to below $250,000, the underwriting class will be changed to preferred NT and Target Premiums will be recalculated.

If you have increased your Policy’s Face Amount by adding Policy Segments, we will reduce the Face Amount starting with the most recent Policy Segment. Finally, we will reduce the Additional Sum Insured and the Basic Sum Insured, in that order, of the Initial Face Amount.

Reducing the Face Amount of your Policy may have adverse tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in Face Amount also may reduce the federal tax law limits on what you can put into the Policy. In these cases, you may need to have a portion of the Policy’s cash value paid to you to comply with federal tax law.

INCREASING THE FACE AMOUNT

On and after the first Policy Anniversary up to and including the insured’s Attained Age 70, you may ask us to increase your Policy’s Face Amount. To do this we require that:

•	we receive your signed written request in Good Order at our Customer Service Office

•	you prove that the insured meets our insurance requirements

•	the insured is alive on the date the increase will take effect

•	the increase be for at least $25,000, and

•	Monthly Deductions are not currently being waived under a Waiver of Monthly Deductions rider.

We will increase your Face Amount on the Monthly Processing Date coinciding with or next following the date we approve your request. The issue age for the increase will be the insured’s Attained Age under the Policy on the effective date of the increase. We’ll send you revised Policy pages reflecting the changes to your Policy.

The new Policy Segment resulting from a Face Amount increase will be part of the Basic Sum Insured.

An increase in Face Amount will be accompanied by its own underwriting class, cost of insurance charges for the increase, new Target Premiums, Minimum Monthly Premiums (if the No Lapse Guarantee is in effect), and Guaranteed Coverage Rider Minimum Monthly Premiums (if the Guaranteed Coverage Rider is in effect). In addition, the new Policy Segment will have new surrender and administrative charges.

Increasing the

Face Amount

You may request an increase in your Policy’s Face Amount on and after the first Policy Anniversary up to and including the insured’s Attained Age 70.

SPECIAL FEATURES	PROSPECTUS	63

Partial

withdrawals

At any time while the insured is living, you may withdraw part of your Policy’s Net Cash Surrender Value. The minimum partial withdrawal is $500.

Increasing the Face Amount also may have tax consequences, including possibly causing your Policy to be considered a modified endowment contract under the Internal Revenue Code.

PARTIAL WITHDRAWALS

At any time while the insured is living you may withdraw part of your Policy’s Net Cash Surrender Value. Your signed written request for withdrawal must be received in Good Order by our Customer Service Office. The minimum partial withdrawal is $500. We have the right to limit the number of partial withdrawals you make in a Policy Year to 12.

If we approve your request, it will be effective as of the Business Day we receive it at our Customer Service Office. The proceeds will normally be paid within seven days of the time we receive your request. For exceptions to this general rule see “Policy Proceeds” and “Certain Restrictions on Payments under the Policy.” We will not approve or process a partial withdrawal if:

•	your remaining Net Cash Surrender Value would be insufficient to cover three times the most recent Monthly Deduction, or

•	you have chosen death benefit Option 1 or Option 3 and the partial withdrawal would cause your Policy’s Face Amount to fall below our minimum Face Amount, or

•	the amount of the partial withdrawal request exceeds the amount available for withdrawal.

We will tell you if these conditions apply.

A partial withdrawal will reduce your Policy Account Value by the amount of the partial withdrawal. In addition the Face Amount will be reduced by the amount of any partial withdrawal that exceeds the reduction-free partial withdrawal amount. The reduction-free partial withdrawal amount is the maximum withdrawal that you can take without triggering a reduction in your Face Amount. So if you wish to make a partial withdrawal that does not reduce your Face Amount, you should make a reduction-free partial withdrawal. The amount of your reduction-free partial withdrawal depends on the death benefit option in effect. If you have increased your Policy’s Face Amount by adding Policy Segments, we will reduce the Face Amount starting with the most recent Policy Segment and ending with the Additional Sum Insured and the Basic Sum Insured, in that order. See “Decreasing the Face Amount.”

We deduct the amount of your withdrawal from the Policy Account Value attributable to the variable investment options that you specified in your request. If the partial withdrawal request exceeds the Policy Account Value attributable to all variable investment options, we will deduct the excess amount from the Policy Account Value attributable to the indexed option, beginning with the Holding Account and then, if necessary, from the Indexed Segments, starting with the most recent Indexed Segment. Finally, if the partial withdrawal request exceeds the Policy Account Value in all the variable investment options and the indexed option, we will deduct the excess from your Policy Account Value in the fixed-rate option.

64	PROSPECTUS	SPECIAL FEATURES

If you fail to specify the variable investment options from which to deduct your partial withdrawal, we will deduct the partial withdrawal proportionately in relation to the amounts you have in each variable investment option. If the partial withdrawal request exceeds the Policy Account Value attributable to all variable investment options, we will deduct the excess amount from the Policy Account Value attributable to the indexed option, beginning with the Holding Account and then, if necessary, from the Indexed Segments, starting with the most recent Indexed Segment. Finally, if the amount of the partial withdrawal request exceeds the Policy Account Value in all variable investment options and the indexed option, the excess will be deducted from your Policy Account Value in the fixed-rate option. The tax consequences of making partial withdrawals are discussed under “Tax Considerations.”

If your partial withdrawal request is satisfied from amounts deducted from the indexed option, we will decrease the Indexed Option Alternate Account by an amount equal to the amount so deducted. In addition, withdrawals from an Indexed Segment may reduce the Indexed Segment Interest Credit payable on the Indexed Segment Maturity Date. If the Indexed Segment goes to zero as a result of a partial withdrawal, no Indexed Segment Interest Credit will be applied to that Indexed Segment.

How We Calculate Reduction-free Partial Withdrawals

We will calculate the maximum withdrawal you can take without triggering a reduction in your Face Amount as of the Business Day we receive your request. This amount will be affected by which death benefit option you have chosen.

If you have chosen death benefit Option 1, your reduction-free partial withdrawal amount is any positive amount resulting from:

•	your Policy Account Value, minus

•	your Policy’s Face Amount divided by the death benefit factor outlined in your Policy.

If you have chosen death benefit Option 2, all partial withdrawals are reduction-free.

If you have chosen death benefit Option 3, your reduction-free partial withdrawal amount is the greater of:

•	your Net Accumulated Premiums immediately prior to the partial withdrawal, or

•	any positive amount resulting from:

•	your Policy Account Value, minus

•	your Policy’s Face Amount divided by the death benefit factor outlined in your Policy.

SURRENDERING YOUR POLICY

You may surrender your Policy for its Net Cash Surrender Value while the insured is alive. We will calculate your Policy’s Net Cash Surrender Value as of the close of the Business Day we receive your signed written request in Good Order, which must include your Policy at our Customer Service

Surrendering your

policy

You may surrender your Policy for its Net Cash Surrender Value while the insured is alive. Your Policy’s Net Cash Surrender Value will normally be sent to you within seven days of the date we receive your request in Good Order.

SPECIAL FEATURES	PROSPECTUS	65

Office. If your Policy is lost we may require an acceptable affidavit confirming this fact. Upon surrender, the Policy will terminate and all insurance under the Policy will end. Your Policy’s Net Cash Surrender Value will normally be sent to you within seven days of the date we receive your request in Good Order. For exceptions to this general rule, see “Policy Proceeds” and “Certain Restrictions on Payments under the Policy.” Your Policy’s Net Cash Surrender Value will be calculated as follows:

•	your Policy Account Value, including any amount held in the Loan Account, minus

•	any surrender charges, minus

•	any outstanding Policy Debt.

If you surrender your Policy before an Indexed Segment has matured, no Indexed Segment Interest Credit will be applied to that Indexed Segment.

If the Indexed Option Alternate Account value is greater than the amount in the indexed option, the difference between the Indexed Option Alternate Account value and the value of the indexed option will be added to the Policy Account Value when calculating your Policy’s Net Cash Surrender Value.

If the surrender request is processed on a Monthly Processing Date, we will not deduct the Monthly Deduction due on that date from the Policy Account Value in determining the Net Cash Surrender Value. Your total surrender charges will be the total of the surrender charges for the Initial Face Amount and for any Policy Segments. See “Deductions and Charges.”

Below are two hypothetical examples illustrating how the Policy’s surrender value is affected by the Indexed Option Alternate Account value when (a) the Indexed Option Alternate Account value is less than the indexed option value and (b) the Indexed Option Alternate Account value is greater than the indexed option value. These examples are illustrative only and are not intended to represent actual policy values.

HYPOTHETICAL EXAMPLE

Surrender when Indexed Option Alternate Account value is LESS THAN the indexed option value

Insured: Male, Age 40

Underwriting Class: Preferred NT

Face Amount: $500,000

Variable investment option value: $8,000.00

Fixed-rate option value: $2,000.00

Indexed option value: $1,000.00

Indexed Option Alternate Account value: $750.00

Policy Account Value: $11,000.00

Surrender Charge (year 5):	$7,880.00

Policy Debt:	0

Net Cash Surrender Value:	$3,120.00

66	PROSPECTUS	SPECIAL FEATURES

HYPOTHETICAL EXAMPLE

Surrender when Indexed Option Alternate Account value is GREATER THAN the indexed option value

Insured: Male, Age 40

Underwriting Class: Preferred NT

Face Amount: $500,000

Variable investment option value: $8,000.00

Fixed-rate option value: $2,000.00

Indexed option value: $1,000.00

Indexed Option Alternate Account value: $1,250.00

Policy Account Value: $11,250.00

Surrender Charge (year 5):	$7,880.00

Policy Debt:	0

Net Cash Surrender Value:	$3,370.00

This provision may vary depending on the state in which your Policy is issued. You should refer to your Policy for further details.

For a discussion of the federal tax consequences of surrendering your Policy, see “Federal Tax Considerations.”

TRANSFERS AMONG THE ALLOCATION OPTIONS

You may ask us to transfer your unloaned Policy Account Value in and out of the variable investment options or the indexed option, or into the fixed-rate option, at any time. We will make transfers based on the unit values at the end of the Business Day on which we receive your instructions in Good Order, either in writing or by telephone. You can request a transfer by writing to our Customer Service Office or by calling 1-800-441-6455. Before you can request transfers over the telephone, you must first establish a Personal Identification Number (PIN). If you did not request a PIN at the time of application, you may do so by contacting your Registered Representative or calling 1-800-441-6455.

If we receive your written or telephonic transfer request on a Business Day before the close of business, you will receive that day’s unit values.

Transfers

You may ask us to transfer your Policy Account Value in and out of the variable investment options and the indexed option, or into the fixed-rate option, at any time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. There are restrictions on transferring amounts out of the fixed-rate option.

SPECIAL FEATURES	PROSPECTUS	67

Information

Sharing

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies applicable to that fund.

Telephone transfer requests will be considered received before the close of business if the telephone call is completed not later than the close of business. We will ask callers to provide identification and a personal security code for the Policy, and will accept the instructions of anyone who can provide this information. We may also record telephone transfer requests without notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs resulting from a transaction. As a result, by establishing a PIN you bear the risk of, and agree to indemnify us and hold us harmless against, any liability from acts or omissions, including any loss, expense, mistake, misinstruction, mistransmission or cost, arising out of any unauthorized or fraudulent telephone transactions.

The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing.

There is currently no limit on the number of investment options in which you may be invested at any one time. Each transfer must be for a minimum of $100, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. If you have made twelve transfers within a Policy Year, we reserve the right to charge you $25 for each additional transfer you make in that year. We do not currently charge for additional transfers. We also reserve the right to limit you to one transfer every 30 days. Transfers among several investment options on the same day will be treated as a single transfer. There are also restrictions on making transfers out of the fixed-rate option, which are outlined below.

We will not exercise the rights reserved to us to impose additional restrictions on transfers with respect solely to transfers out of the subaccount that invests in the Putnam VT Investors Fund through the close of business on May 30, 2016 pursuant to a substitution order issued by the Securities and Exchange Commission on February 10, 2016 (File No. 812-14449).

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to

68	PROSPECTUS	SPECIAL FEATURES

maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. GIAC endeavors to protect long-term policyowners by maintaining policies and procedures to discourage frequent transfers among investment options under the policies, and has no arrangements in place to permit any policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all policyowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other policyowners and persons with material rights under a policy. This may include applying the restrictions to any policies that we believe are related (e.g., two policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain policy provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a policy year;

•	requiring you to make your transfer requests in writing through the

U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	imposing a holding period between transfers; or

SPECIAL FEATURES	PROSPECTUS	69

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on policyowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any policyowner’s transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable insurance policies, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the policy level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should be aware that, as required by SEC regulation, we have entered

70	PROSPECTUS	SPECIAL FEATURES

into written agreements with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a fund if the fund identifies you as violating the frequent trading policies established for the fund. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund. In the future, some funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of Business Days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

TRANSFERS FROM THE FIXED-RATE OPTION

You may only transfer your Policy Account Value out of the fixed-rate option once each Policy Year. We must receive your request within 30 days before or after your Policy Anniversary. If we receive your request in Good Order on or within 30 days before your Policy Anniversary, we will make the transfer on your Policy Anniversary. If we receive your request in the 30 day period after your Policy Anniversary, we will make the transfer on the Business Day we receive your request in Good Order. We will not honor requests to transfer investments out of the fixed-rate option that we receive at any other time of the year.

The maximum that you may transfer out of the fixed-rate option each Policy Year is either 33 1/3% of your Policy Account Value allocated to the fixed-rate option on the Policy Anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. If you have less than $2,500 in the fixed-rate option, you may transfer the entire amount.

Because of these limitations, if you want to transfer all of your Policy Account Value from the fixed-rate option to one or more variable investment options, it may take several years to do so.

SPECIAL FEATURES	PROSPECTUS	71

Dollar Cost

Averaging and

Automatic

Rebalancing

Dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made. Automatic rebalancing is a systematic approach for maintaining a consistent risk profile over the long-term.

Neither dollar cost averaging nor automatic rebalancing guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

TRANSFERS FROM THE INDEXED OPTION

There are no restrictions on transfers out of the indexed option; however, transfers out of an Indexed Segment may have a negative impact on the Indexed Segment Interest Credit. If you transfer Policy Account Value out of an Indexed Segment, the amount transferred is deducted from the Indexed Segment as of the Indexed Segment Start Date. This may have the effect of reducing the Indexed Segment Interest Credit payable at maturity. If an Indexed Segment goes to zero because of a transfer, you will not receive an Indexed Segment Interest Credit.

DOLLAR COST AVERAGING TRANSFER OPTION

Under this option, you transfer the same dollar amount from an available money market variable investment option to another allocation option or options each month, over a period of time. Using dollar cost averaging, may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made. However, this strategy cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

More detailed information concerning our dollar cost averaging transfer option program is available in the Statement of Additional Information and upon request from our Customer Service Office.

We do not charge for this feature. We reserve the right to modify, suspend or discontinue the dollar cost averaging program.

AUTOMATIC PORTFOLIO REBALANCING TRANSFER OPTION

Automatic portfolio rebalancing is a tool to help ensure that your assets are properly allocated according to your chosen investment strategy and risk tolerance as market conditions change over time. It may also help you earn more attractive long-term returns by shifting money from an asset class that has performed well to one that has lagged, providing relatively low prices in the underperforming asset class. Automatic portfolio rebalancing does not guarantee gains, nor does it assure that you will not have losses.

If you choose automatic portfolio rebalancing, your Policy Account Value in the variable investment options will be automatically rebalanced every three months to maintain a desired asset allocation mix.

Please note that automatic portfolio rebalancing is not a market timing strategy in which you are trying to outguess the financial markets, but rather a systematic approach for maintaining a consistent risk profile over the long-term.

More detailed information on our automatic rebalancing transfer option program and an authorization form are available upon request from our Customer Service Office. You will also find additional information in the Statement of Additional Information.

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We do not charge for this feature. We reserve the right to modify, suspend, or discontinue the automatic rebalancing transfer option program.

POLICY PROCEEDS

The amount that your beneficiaries will receive upon the death of the insured is determined as explained under death benefit options, and is payable when we receive proof that the insured has died while the Policy was in effect. It is calculated by deducting the sum of (b) from the sum of (a) where:

(a) is:

•	the death proceeds based on the death benefit option in effect as of the date of the insured’s death, plus

•	the proceeds of any coverage you have added to your Policy through additional benefit riders, if applicable,

and (b) is:

•	as of the date of the insured’s death, any outstanding Policy Debt, plus

•	as of the date of the insured’s death, the least of:

•	the amount needed to bring the Policy Account Value less Policy Debt up to zero, if such amount is less than zero on the date of death; or

•	the amount of any payment due under the No Lapse Guarantee, if applicable; or

•	any deficiency in the Guaranteed Coverage Rider requirement, if applicable.

We may adjust the death proceeds paid to the beneficiaries if:

•	the age or sex listed on the Policy application is incorrect

•	the insured commits suicide within two years of the Policy Issue Date or date of a change in the Face Amount

•	there are limits imposed by riders to the Policy.

See “Limits to GIAC’s Right to Challenge a Policy” in the Statement of Additional Information for information on how your death benefit could be adjusted as a result of the insured’s death by suicide.

The amount of all other transactions will be calculated as of the end of the Business Day on which we receive the necessary instructions, information or documentation in Good Order at our Customer Service Office. If the proceeds are being taken from your Policy Account Value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. If the proceeds are being taken from your Policy Account Value in the fixed-rate option or indexed option, we will normally pay proceeds promptly once we have received the necessary information in Good Order at our Customer Service Office. However, in certain circumstances, we may delay payment. See “Deferral of Payments” below.

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This provision may vary depending on the state in which your Policy is issued. For example, some states have specific laws on payment of interest on Policy proceeds. You should refer to your Policy for further details.

Deferral of Payment of Policy Proceeds and Other Transactions

Delay of Separate Account Payments and Transactions. If proceeds or transactions affect your Policy Account Value in the variable investment options, (such as allocation of Net Premiums, transfers, loans, death benefits, withdrawals, or other payments) we may delay them when:

•	the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted

•	the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable,

•

one or more of the mutual funds corresponding to the variable investment options legally suspends payment or redemption of their shares, or the Securities and Exchange Commission by order permits postponement of payment to protect policyowners, or

•	GIAC is required to delay payments because of federal laws designed to counter terrorism and prevent money laundering (see “Certain Restrictions on Payments under the Policy”).

In addition, federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require GIAC to reject a premium payment and/or “freeze” a policyowner’s account. If these laws apply in a particular situation, GIAC would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits. If a Policy were frozen, the Policy Account Value would be moved to a special segregated account and held there until GIAC received instructions from the appropriate federal regulator. These laws may also require GIAC to provide information about the policyowner and his or her contract to government agencies and departments.

We may defer payment of death proceeds for up to 2 months only, unless otherwise permitted by state law.

Delay of General Account Proceeds and Other Transactions. If the proceeds or transactions affect your Policy Account Value in the fixed-rate option, state law may permit us to delay allocations of Net Premiums, transfers, loans, death benefits, withdrawals or other payments for up to six months from the date of your request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See “Transfers from the Fixed-Rate Option.”

Our ability to delay either paying these proceeds or effecting other transactions may vary by state law. You should refer to your Policy for details.

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If we delay payment of proceeds as set forth above, we will pay interest as required by state law.

Delay of Proceeds for Check Clearance. We reserve the right to defer payment of that portion of your Policy Account Value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of Proceeds to Challenge Coverage. We may challenge the validity of your Policy based on any material misstatements made to us in the application for the Policy. See “Limits to GIAC’s Right to Challenge a Policy” in the Statement of Additional information.

EXCHANGING A POLICY

Exchange for Fixed-Benefit Whole Life Insurance Option

At any time prior to the insured’s Attained Age 90, you have the right to exchange your Policy for a level premium fixed-benefit whole life policy then being issued by us or our affiliate, Guardian Life, that we make available for this purpose, without having to prove that the insured meets our insurance requirements. No partial exchanges are permitted. Once exercised, this right terminates. If your Policy has lapsed and been subsequently reinstated, this benefit can only be exercised after a minimum of one year has elapsed since the effective date of the reinstatement.

Under the new policy, your policy value will be held in the issuer’s general account. The face amount of the new policy will be equal to the Face Amount of this Policy on the date you make the exchange. The insured’s age when this Policy took effect will be carried over to the new policy.

Before you can make any exchange, you must repay any outstanding Policy Debt on this Policy, and all due Monthly Deductions must be paid. See your Policy for details.

The exchange may result in a cost or credit to you. For information on how this cost or credit is calculated, see the Statement of Additional Information or contact our Customer Service Office.

The new policy will have the same Policy Date as this Policy. It will be issued and effective the later of the Business Day that we receive your written exchange request in Good Order at our Customer Service Office along with your Policy, or on the date that any exchange cost is received by the issuer of your new policy.

The new policy’s underwriting class will be based on the underwriting classes made available by the issuing company and will be comparable to the underwriting class of the most recent Policy Segment of this Policy. However, it will be subject to any Face Amount limitations then in effect. Premiums for the new policy will be based on the published rates of the issuing company on the exchange date. The premiums will depend on

Exchanging a

policy

You may exchange your Policy for a level premium fixed-benefit whole life policy issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements.

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Payment options

You have several payment options for the death or surrender proceeds from your Policy. These proceeds can either be paid in a single lump sum, or under one or more available payment options.

the new policy’s plan, face amount and underwriting class, and the insured’s age and sex. The contestable and suicide periods for the new policy will be measured from the Issue Date of this Policy and the new policy will be subject to any existing assignment of this Policy.

Additional rider benefits are available only if you provide the issuer of your new policy with satisfactory evidence of insurability for the insured, and will be subject to the issuing company’s rules on the exchange date.

An exchange may have tax consequences. See “Exchanges” under “Federal Tax Considerations.”

If the Policy is issued in Florida or New York, the policyowner will also have the option to elect a paid-up insurance option. This option can be exercised on any Policy Anniversary and the election is irrevocable.

PAYMENT OPTIONS

You have several payment options for the death or surrender proceeds from your Policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options available under the policy, including payments of a fixed amount, or for a fixed period, or payments guaranteed for life. You may select a payment option while the insured is living. If the insured has died and you have not chosen a payment option, the beneficiaries will be asked to choose the payment options, up to one year after the insured’s death. If you are surrendering your Policy, you have 60 days after the proceeds of your Policy become payable within which to choose a payment option. You, or the beneficiaries, may choose to distribute the proceeds under more than one payment option at a time, but you must distribute at least $5,000 through each option selected. Monthly payments under each option must be at least $50.

Under a payment option, the proceeds of your Policy must be paid to a ‘natural person’. Payments will not be made to his or her estate if he or she dies before the proceeds have been fully paid. You may name a second person to receive any remaining payments if this happens.

The proceeds that we hold in order to make payments under the payment options do not share in the income, gains or losses of the variable investment options, nor do they earn interest in the same way or amount as funds in the fixed-rate or indexed options. Even if the death benefit under the Policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the available payment options.

For more information about the payment options available under the Policy, see the Statement of Additional Information, available free of charge from our Customer Service Office, or contact our Customer Service Office.

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FEDERAL TAX CONSIDERATIONS

THIS DISCUSSION of federal tax considerations for your Flexible Solutions VUL policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your Policy is in force. If you are interested in purchasing a Policy, taking a Policy loan or effecting policy transactions, you should consult a legal or tax adviser regarding your particular circumstances.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Accordingly, there is some uncertainty about the application of Section 7702 to a Policy, particularly so with respect to policies issued on an insured who does not meet our insurance requirements for standard coverage. Nevertheless, we believe there is a reasonable basis for concluding that your Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. Certain features of the Policy, such as your flexibility to allocate premiums and the Policy Account Value, have not been explicitly addressed in published rulings. While we believe that the Policy does not give policyowners investment control over the Separate Account’s assets, we reserve the right to modify the Policy as necessary to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the investment divisions of our Separate Account be “adequately diversified” in order for the Policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

Tax status

To qualify as a life insurance contract and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. For example, the underlying investments must be “adequately diversified” in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

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Treatment of

policy proceeds

We believe that the death benefits under your Policy should generally be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your Policy will not be taxed federally unless you make a withdrawal before the insured dies.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TREATMENT OF POLICY PROCEEDS

We believe that the death benefits under your Policy generally should be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your Policy will not be taxed federally unless you make a withdrawal before the insured dies. The money that you receive when the insured dies is generally not subject to federal income tax, but may be subject to federal estate taxes or generation skipping transfer taxes. The tax consequences of continuing a Policy beyond the insured’s 100th year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s 100th year.

Partial withdrawals, surrenders and policy loans all result in money being taken out of your Policy before the insured dies. How this money is taxed depends on whether your Policy is classified as a modified endowment contract.

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts,” with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. In general, a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years or the first seven Policy years following a material change, such as a Face Amount increase, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven policy years, or first seven years after each increase in Face Amount, for example as a result of a partial withdrawal or any decrease in Face Amount, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policyowner should consult with a competent advisor to determine whether a transaction will cause the Policy to be classified as a modified endowment contract.

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If your policy is not considered a modified endowment contract:

•

money that you withdraw from your Policy will generally be taxed only if the total that you withdraw exceeds your investment in the Policy — which is generally equal to the total amount that you have paid in premiums. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax even if all of your investment in the Policy has not been recovered. When you withdraw money from your Policy, your investment in the Policy is reduced by any amount withdrawn that is not taxed.

•

if you surrender your Policy, you will generally be taxed only on the amount by which the value of your Policy, including any Policy Debt, is greater than your investment in the Policy. The tax consequences of surrendering your Policy may vary if you receive the proceeds under one of the payment plans. Losses are generally not tax deductible.

•

policy loans are generally not taxable because they must be paid back. The interest you pay on these loans is generally not tax deductible. However, if your Policy lapses while you have an outstanding policy loan, you may have to pay tax on the amount that you still owe to your Policy. The tax consequences of a policy loan are unclear if the difference between the rate we charge on the loan and the interest rate earned on the loan is very small or there is no difference at all. You should consult a tax adviser regarding these consequences including whether such a loan may be treated as a withdrawal.

If your Policy is considered a modified endowment contract:

•

all distributions other than death benefits, including partial withdrawals, and surrenders, as well as amounts received from us or from other parties through policy assignments and policy loans, will be treated first as distributions of gain, taxable as ordinary income to the extent of any gain; and as a tax free recovery of your investment in the Policy only after all the gain in the contract has been distributed.

•

all modified endowment contracts issued to you by GIAC or its affiliates during the same calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution

•

a 10% penalty tax will also apply to any taxable distribution unless it is made to a taxpayer who is 59 1/2 years of age or older; is attributable to a disability; or is received as substantially equal periodic payments made over the life (or life expectancy) of the taxpayer, or the life (or life expectancies) of the taxpayer and a designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract may be taxed in this manner. This means that a distribution made from a

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	79

Transfer taxes

If you are both the policyowner and the insured, the death benefit under your Policy will generally be included in the value of your gross estate for federal estate tax purposes. If the beneficiary of the Policy is someone who is two or more generations younger than the policyowner, the generation skipping transfer (GST) tax may be imposed

Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser.

EXCHANGES

Generally, there are no tax consequences when you exchange one life insurance policy for another policy, as long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original Policy was issued, if you exchange your Policy. You should consult with a tax adviser if you are considering exchanging any life insurance policy.

POLICY CHANGES

We will make changes to policies and their riders where necessary to attempt to ensure that they continue to qualify as life insurance under the Internal Revenue Code, and policyowners are not considered the direct owners of the mutual funds held in the Separate Account. Any changes will be made uniformly to all policies affected. We will provide advance notice in writing of these changes when required by state insurance regulators. Federal, state and local governments may, from time to time, introduce new legislation concerning the taxation of life insurance policies. They can also change or adopt new interpretations of existing laws and regulations without notice. If you have questions about the tax consequences of your Policy, please consult a legal or tax adviser.

ESTATE, GIFT, GENERATION SKIPPING TRANSFER AND OTHER TAXES

The transfer of a Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes.

If you are both the policyowner and the insured, the death benefit under your Policy will generally be included in the value of your gross estate for federal estate tax purposes. If you are not the insured, the value of the Policy will be included in your gross estate. Also, if the beneficiary of the Policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed on the death benefit.

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Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS. The individual situation of a policyowner or beneficiary will determine how the ownership of a Policy or the receipt of policy proceeds will affect their tax situation. Because the rules are complex, a legal or tax adviser should be consulted for specific information.

For 2016, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,450,000 and 40%, respectively.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

OTHER TAX CONSEQUENCES

The Policies can be used in various ways, including:

•	as non-qualified deferred compensation or salary continuance plans

•	in split-dollar insurance plans, and

•	as part of executive bonus plans, retiree medical benefits plans, or other similar plans.

The tax consequences of these plans will vary depending on individual arrangements and circumstances. If you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should first consult a tax advisor regarding your specific circumstances.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In addition, rules have been passed by Congress relating to life insurance owned by businesses and the IRS has issued guidance relating to split dollar arrangements. Any business should consult with a qualified tax adviser before buying a Policy, and before making any changes or transactions under the Policy.

We recommend that anyone considering buying a Policy with the expectation of favorable tax consequences should consult with a qualified tax adviser before investing.

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Employer-owned life insurance contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Tax Shelter Regulations. Prospective owners that are corporations should consult a tax adviser about the treatment of the Policy under Treasury Regulations applicable to corporate tax shelters.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax. Corporate policyowners should consult their own tax advisers as to whether they are subject to the alternative minimum tax, and, if so, what impact ownership of the Policy will have on their alternative minimum tax liability.

Policy Continuation Rider. Some policyowners may decide to purchase this Policy with the intention of accumulating cash value on a

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tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy until its value is just enough to pay off the Policy loans that have been taken out, keeping the Policy in force until the death of the insured by relying on the Policy Continuation rider. This strategy has several risks. First, if the death benefit under the Policy Continuation rider is lower than the Policy’s original death benefit, then the Policy might become a MEC, which could result in a significant tax liability attributable to the balance of any Policy Debt. Second, we will not permit the exercise of the Policy Continuation rider if to do so would mean your Policy would no longer qualify as life insurance under Section 7702. Third, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Finally, neither the IRS, nor the courts, has ruled on this strategy and it may be subject to challenge, since it is possible that loans under this Policy may be treated as taxable distributions upon conversion to a fixed Policy. In that event, assuming Policy loans have not already been subject to tax as distributions, significant tax liability could arise. If you are considering using the Policy in this manner, you should consult with and rely on a competent tax advisor before purchasing a Policy.

Medicare Tax on Investment Income. Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a tax advisor about the impact of this new tax on distributions from your policy.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

GIAC’S TAXES

Based on current life insurance tax regulations, GIAC does not pay tax on investment income or capital gains from the assets held in the Separate Account that support account values. The operations of the Separate Account are reported on our Federal Income Tax return, which is then consolidated with that of our parent company, Guardian Life.

We may pay taxes at the state and local level, as well as premium taxes, but at present these are not substantial. If they increase, we reserve the right to recover these costs by charging the Separate Account or the Policy.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible tax law

changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

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INCOME TAX WITHHOLDING

We are generally required to withhold money for income taxes when you make a transaction on which you will have to pay tax. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation skipping transfer taxes unless you tell us in writing that these taxes are not required.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Certain non-participating and non-compliant foreign entities may be subject to 30% withholding under the Foreign Account Tax Compliance Act (FATCA) unless the policy is considered grandfathered. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

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RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

As explained in “The variable investment options,” we are the owner of the fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the funds’ shareholders.

Where we are required to by law, we will vote fund shares based on the instructions we receive from policyowners. If we do not receive instructions from some policyowners, we will vote fund shares attributable to their policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. Because of this proportional voting, a small number of policyowners could control the outcome of a vote. This proportion could include policyowners and contract owners from other separate accounts.

If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the fund’s directors, part of your Policy Account Value is invested in the variable investment option of the Separate Account that corresponds to the mutual fund holding a shareholders’ meeting.

The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the mutual fund, by the net asset value of the variable investment option’s shares on that date.

If, after careful examination, we reasonably disapprove of a proposed change to a mutual fund’s investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners’ voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the fund’s investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

Certain activities related to the operation of the Separate Account may require the approval of policyowners. See “Rights Reserved by GIAC.” If a vote is required, you will be given one vote for every $100 of your Policy that is held in the variable investment options. For any investments that we hold on our own behalf, we will vote in the same proportion as our policyowners. You do not have the right to vote on the operations of the fixed-rate option.

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Incontestability

Generally, we cannot challenge your Policy once it is in force for two years.

RIGHTS RESERVED BY GIAC

We reserve the right to make changes or take actions that we feel are in the best interests of the policyowners and their beneficiaries, or are appropriate for the Policy. We will follow applicable laws and regulations in exercising our rights, and will seek the approval of policyowners or regulators when necessary. Some of the changes or actions we may take include:

•	operating the Separate Account in any form permitted by law

•	taking any action that will allow the Separate Account either to comply with or be exempt from sections of the 1940 Act

•	de-registering the Separate Account under the 1940 Act

•	transferring the assets from one division of the Separate Account into other variable investment options, or to one or more separate accounts, or to our general account,

•	adding, combining, or removing variable investment options in the Separate Account

•

substituting, for the Policy Account Value held in any variable investment options, the shares of another class issued by a mutual fund in which such values are invested or the shares of a different mutual fund, or any other investment allowed by law

•

modifying, adding to, suspending or eliminating your ability to direct how your Net Premiums are invested, or to transfer unloaned Policy Account Value among the allocation options in order to implement any action that a variable investment option’s underlying mutual fund may take with respect to such variable investment option or in accordance with our right to impose transfer restrictions under the Policy as described in “Transfers among the Allocation Options” and “Frequent Transfers among the Variable Investment Options.”

•	changing the way we make deductions or collect charges but without increasing the charges unless, and only to the extent, as disclosed in this prospectus.

•	changing the Policy as required to ensure that it continues to qualify as life insurance under the Internal Revenue Code, or to preserve favorable tax treatment for your benefits under the Policy, or

Substitutions may be made with respect to existing Policy Account Value or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or Policy Account Value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We will inform you if we make a change that affects the basic nature of the investments in any of the variable investment options. If this occurs, you will have 60 days from the postmark on our notice to transfer your investments out of this option and into one of the other investment options, without charge. See “Transfers Among the Allocation Options.”

86	PROSPECTUS	RIGHTS AND RESPONSIBILITIES

YOUR RIGHT TO CANCEL YOUR POLICY

You may cancel your Policy by returning it with a written cancellation notice to either our Customer Service Office or the agent from whom you bought the Policy. You must do this by the later of:

•	10 days of receiving your Policy, or

•	45 days of signing your completed Policy application.

Longer periods may apply in some states and in certain circumstances (e.g., if the Policy is issued as a replacement of existing insurance coverage). You should refer to your Policy for further details.

If a cancellation notice is sent by mail, it will be effective on the date of the postmark. Once we receive your notice, we will refund all of the premiums you have made towards your Policy, and it will be considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.

ABANDONED PROPERTY REQUIREMENTS (ESCHEATMENT)

Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from the Policy’s maturity date or date the death benefit is due and payable. For example, if the payment of the death benefit has been triggered, but, after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or policyowner last resided, as shown on our books and records, or to our state of domicile. The state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you keep your contact information and your beneficiary designations, including addresses, current. Please call our Customer Service Office to make such changes.

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OTHER INFORMATION

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Park Avenue Securities LLC (PAS) for the distribution and sale of the Policies. PAS is a wholly owned subsidiary of GIAC. PAS acts as principal underwriter of the Policies as well as other variable life insurance policies and variable annuities that we offer. The Policies are distributed by GIAC agents who are licensed by state insurance authorities to sell variable life insurance and are registered representatives of PAS.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy. The actual amount of compensation received by your registered representative will vary depending on specific payment arrangements of the broker-dealer, but the maximum payable for the sale of the Policies as follows:

Policy Year One — Premiums up to one Target Premium: Generally, GIAC pays a maximum of 50% of Policy premiums up to one Target Premium in the first Policy Year or the first Policy year of any Policy Segment.

Policy Years Two through Ten — Premiums up to one Target Premium: Generally, GIAC pays a maximum of 1.0% of Policy premiums up to one Target Premium in Policy Years two through ten or years two through ten of any Policy Segment.

Policy Year One — Premiums in excess of one Target Premium: Generally, GIAC pays a maximum of 2.85% of Policy premiums in excess of one Target Premium in Policy Years one through ten or years one through ten of any Policy Segment.

Policy Years Two through Ten — Premiums in excess of one Target Premium: Generally, GIAC pays a maximum of 0.50% of Policy premiums in excess of one Target Premium in Policy Years one through ten or years one through ten of any Policy Segment.

You are not charged directly for commissions or other compensation paid for the sale of the policies, but commissions and other compensation are considered by GIAC in setting the levels of the charges that you do pay under the policy.

We also may compensate our agents through expense allowances, bonuses, wholesaler fees and training allowances. GIAC agents also may qualify for non-cash compensation.

If you return your Policy under the right to cancel provisions, your registered representative may have to return some or all of any commission we have paid.

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SUPPLEMENTAL BENEFITS AND RIDERS

We offer several riders or additional benefits. Some of these additional benefits are automatically issued with the Policy when certain requirements are met; some benefits you can add to your Policy at the time of issue. Certain of these riders are subject to age and underwriting requirements. We generally deduct monthly charges for these riders from your Policy Account Value.

We currently offer the following riders under the Policy:

Guaranteed Coverage Rider

•	Continues coverage when no value is left in the policy

•	Generally provides a benefit through attained age 85.

Accidental Death Benefit Rider

•	Provides an additional death benefit if death is due to an accident.

Waiver of Monthly Deductions Rider

•	Provides for the waiver of all Monthly Deductions when the insured is totally disabled.

Disability Benefit Rider (Waiver of Specified Amount)

•	Provides for the crediting of a specified amount when the insured is totally disabled, as if it were paid by the policyowner.

Whole Life Purchase Option Rider

•	Allows the policyowner to purchase a new whole life policy that we make available for this purpose, without evidence of insurability, at specified dates.

Select Security Rider

•	Prevents the policyowner from making certain changes without the consent of the policyowner’s employer.

Policy Continuation Rider

•	Allows the policy to continue with a reduced death benefit if it is in danger of lapsing because of excessive policy loans.

See “Guaranteed Coverage Rider” for more information about the Guaranteed Coverage rider and see the Statement of Additional Information for more information about the other supplemental benefits listed above. You may obtain a free copy of the Statement of Additional Information by calling our Customer Service Office. These riders may not be available in all states.

OTHER INFORMATION	PROSPECTUS	89

TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take requests for fund transfers and changes in allocation of future premiums over the phone. See “How Your Premiums Are Allocated” and “Transfers Among the Allocation Options” for more details on requesting these transactions telephonically.

In addition to these telephone services, in the future we anticipate offering you the ability to use your personal computer to receive documents electronically, review your policy information and to perform other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our electronic programs, we will ask that you visit our website for information and registration. You may also be able to register by other forms of communication. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You may always request paper copies of any of these documents at any time by calling our Customer Service Office.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. Should you decline to participate, you will be able to reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe that the registration or instructions are genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your Policy information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to policy administration or not in the best interests of the policyowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties, we ask you to send your request by regular or express mail and we will process it using the net asset value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or nonperformance; or any interruption resulting from emergency circumstances.

90	PROSPECTUS	OTHER INFORMATION

CERTAIN RESTRICTIONS ON PAYMENTS UNDER THE POLICY

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policyowner’s Policy. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits. If a Policy were frozen, the Policy Account Value would be moved to a special segregated account and held there until we received instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your Policy to government agencies and departments.

LEGAL CONSIDERATIONS FOR EMPLOYERS

The Policy estimates different risks for men and women in establishing a Policy’s premiums, benefits and deductions, except in states where gender-neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying Policies in connection with insurance or benefits programs should consult with their legal advisers to determine if the Policy is appropriate for this purpose.

CYBER SECURITY

Our variable product business is highly dependent upon our computer systems and those of our business partners, so our business is potentially susceptible to risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, operational disruption, and unauthorized release of confidential customer information. A cyber-attack may adversely affect us and your Policy Account Value by, for example, interfering with our processing of policy transactions or our ability to calculate unit values, or causing the release and possible destruction of confidential customer or business information. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Policy to lose value. While we will continue to take steps to keep our systems safe, there can be no assurance that we or the underlying funds or our service providers will avoid losses due to cyber-attacks or information security breaches.

ILLUSTRATIONS

Illustrations will be preceded or accompanied by the current prospectuses for the Policy and the underlying variable investment options.

Illustrations can be based upon characteristics of a hypothetical insured person as well as other assumed factors. This type of illustration is called a hypothetical illustration. See “Appendix C-Hypothetical Illustrations”. Illustrations can also be based upon some of the characteristics of the

OTHER INFORMATION	PROSPECTUS	91

insured person under the Policy as well as other Policy features chosen by you such as the Face Amount, death benefit option, and premium payment amounts. This type of illustration is called a personalized illustration. Both the hypothetical illustrations in this prospectus and personalized illustrations can reflect the investment advisory fees and operating expenses of the variable investment options’ underlying mutual funds incurred in 2015 (or expected to be incurred in 2016, if such amount is expected to be higher) using either an arithmetic average or a weighted average of those fees and expenses. An arithmetic illustration uses the straight average of all of the available underlying mutual funds’ investment management fees and expenses. A weighted average illustration uses the average of investment management fees and expenses based on the aggregate assets in the variable investment options at the end of 2015. Other types of illustrations that may be available are fund specific illustrations, which use only the investment management fees and expenses of specific underlying funds, and historical illustrations, which reflect the actual performance of one of the available underlying funds during a stated period.

Personalized illustrations reflect the effects of any expense limitation arrangements that are in effect with respect to the underlying funds. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower. Hypothetical illustrations do not reflect these expense limitation arrangements.

LEGAL PROCEEDINGS

We, like other insurance companies, are involved in lawsuits and insurance department audits, inquiries and market conduct examinations. Although the outcome of any of these matters cannot be predicted with certainty, we believe that at the present time there are no pending or threatened actions that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of PAS to perform under its principal underwriting agreement, or on GIAC’s ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

The financial statements of GIAC and the Separate Account are contained in the Statement of Additional Information.

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APPENDIX A

SPECIAL TERMS USED IN THIS PROSPECTUS

Some of the special terms used in this prospectus are defined below. Special terms used in connection with the indexed option can be found in “The Indexed Option.”

Additional Sum Insured

This is additional insurance coverage that provides a level death benefit to the Policy Anniversary nearest the insured’s 100th birthday.

Attained Age

The insured’s age on his or her birthday closest to the Policy Date plus the number of Policy Years completed since the Policy Date.

Basic Sum Insured

The amount of coverage provided by the Policy, excluding any Additional Sum Insured. The minimum Basic Sum Insured is currently $100,000 ($250,000 for the preferred plus non-tobacco (NT) risk class).

Business Day

Each day that GIAC processes transactions, currently including each day on which the New York Stock Exchange (NYSE) or its successor is open for trading and GIAC is open for business. GIAC’s close of business is 4 p.m. New York time or, if earlier, the close of the NYSE. If any transaction or event occurs or is scheduled to occur on a day that is not a Business Day, or if a transaction request is received after GIAC’s close of business, such transaction or event will occur on the next following Business Day unless otherwise specified. Currently, the only day on which the NYSE is open and GIAC is closed is the day after the Thanksgiving holiday. It is, however, possible that GIAC could be closed due to extreme weather conditions or other acts of God at times when the NYSE remains open. So long as the NYSE is open, we will calculate unit values and deduct Monthly Deductions on that day, even if GIAC is closed.

Cash Surrender Value

The Policy Account Value less any surrender charges, but not less than zero.

Coverage Year

The year commencing with the effective date of a Policy Segment or with an anniversary of that date.

Customer Service Office

The Guardian Insurance & Annuity Company, Inc. Customer Service

Office, P.O. Box 26125, Lehigh Valley, PA 18002-6125, 1-800-441-6455

Face Amount

The sum of the Basic Sum Insured, plus any Additional Sum Insured, after giving effect to increases made to the Basic Sum Insured and decreases made to the Basic Sum Insured and Additional Sum Insured since the Issue Date. On the Policy Anniversary on which the insured is Attained Age 100, all Additional Sum Insured coverage ends and thereafter the Face Amount will be the Basic Sum Insured plus any inforce Policy Segments in effect on the date of determination.

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APPENDIX A

Good Order

Notice from the party authorized to initiate a transaction under this Policy in a form satisfactory to GIAC, including all information required by GIAC to process the requested transaction.

Guaranteed Coverage Rider

The Guaranteed Coverage Rider ensures that your Policy will not lapse, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date, so long as the Guaranteed Coverage Requirement is satisfied.

Guaranteed Coverage Rider Minimum Monthly Premium

An amount used to determine whether your Policy satisfies the Guaranteed Coverage Rider Requirement. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Guaranteed Coverage Rider Requirement

A requirement that, if satisfied, protects your Policy from lapse when you have an in-force Guaranteed Coverage Rider. To satisfy the Guaranteed Coverage Rider Requirement on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the accumulated value of all previous withdrawals, accumulated at 4.5% annual interest from the date of the applicable payment, crediting or withdrawal, as the sum of the Guaranteed Coverage Rider Minimum Monthly Premiums for all previous policy months up to the current Monthly Processing Date, as outlined in your Policy, accumulated at 4.5% annual interest. The sum of the Guaranteed Coverage Rider Minimum Monthly Premiums up to the applicable Monthly Processing Date shall not include Guaranteed Coverage Rider Minimum Monthly Premiums for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions rider.

Indexed Option definitions can be found in “The Indexed Option.”

Initial Face Amount

The sum of the Basic Sum Insured plus any Additional Sum Insured in force on the Policy’s Issue Date. The minimum Initial Face Amount is currently $100,000 ($250,000 for the preferred plus NT risk class).

Internal Revenue Code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue Date

The date your Policy is issued at GIAC’s Customer Service Office.

Loan Account

An account to which values from the variable investment options, the indexed option and the fixed-rate option are transferred when a standard

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APPENDIX A

Policy loan is taken and to which we credit interest earned on the Loan Amount. The Loan Account value is equal to the Loan Amount plus interest we credit to the Loan Account.

Loan Amount

The sum of any amounts borrowed plus any capitalized loan interest less any loan repayments.

Minimum Monthly Premium

An amount used to determine whether your Policy meets the No Lapse Guarantee Condition, if applicable. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Minimum To Issue Premium

The amount of premium that is due on the date your Policy is issued and must be paid in order for your Policy to take effect. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Monthly Deduction or Monthly Deductions

The total of the charges due and payable on each Monthly Processing Date including administrative charges, cost of insurance, mortality and expense risk charges, indexed account charges, and any charges for additional benefit riders.

Monthly Processing Date

The day of each Policy Month on which the Monthly Deduction is deducted from the Policy Account Value and certain Policy benefits and values are calculated. The Monthly Processing Date is the same date of each calendar month as the Policy Date, or the last day of a calendar month if that is earlier. If such calendar day is not a Business Day, the Monthly Processing Date will be the next following Business Day.

Net Accumulated Premiums

At issue, Net Accumulated Premiums equals the value of the initial premium payment. Thereafter, Net Accumulated Premiums will increase, as a result of premium payments made (prior to deductions for premium charges), and decrease, as a result of partial withdrawals. After a premium payment, Net Accumulated Premiums will be equal to the value of Net Accumulated Premiums before the premium payment plus the amount of the premium paid. After a partial withdrawal, Net Accumulated Premiums will be equal to the value of Net Accumulated Premiums prior to the withdrawal decreased by the adjusted amount of the withdrawal. The adjusted amount of the withdrawal is the amount of the partial withdrawal reduced by the portion of the withdrawal, if any, that exceeds Net Accumulated Premiums on the date of the withdrawal. Loan repayments and amounts paid under disability benefit riders are not considered premiums for purposes of determining Net Accumulated Premiums.

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APPENDIX A

Net Amount At Risk

On any Monthly Processing Date, the amount calculated as the Net Amount at Risk death benefit less the Policy Account Value. The Net Amount at Risk death benefit is the greater of:

•	the Face Amount, plus the Policy Account Value if Death Benefit Option 2 is in effect, or plus Net Accumulated Premiums if Death Benefit Option 3 is in effect; and

•	the Policy Account Value multiplied by the factor for the appropriate Attained Age shown in the Table of Death Benefit Factors in your Policy.

A separate Net Amount at Risk is determined for the Basic Sum Insured, Additional Sum Insured and for each Policy Segment. The Net Amount at Risk for any Policy Segment can never be less than zero.

Net Cash Surrender Value

The Cash Surrender Value of your Policy less any Policy Debt, but not less than zero.

Net Premium

The amount of premium that remains after we deduct premium charges from the premiums you pay.

No Lapse Guarantee

The No Lapse Guarantee ensures that your Policy will not lapse, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt is less than zero on a Monthly Processing Date, so long as the No Lapse Guarantee Condition is met.

No Lapse Guarantee Condition

This test is used to determine whether your Policy qualifies for the No Lapse Guarantee. It states that, on any Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider and minus Policy Debt and the sum of all previous withdrawals as the Minimum Monthly Premiums up to this date, as outlined in your Policy. The sum of the Minimum Monthly Premiums up to the applicable Monthly Processing Date does not include the Minimum Monthly Premium for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions Rider.

No Lapse Guarantee Period

The period, beginning on the Policy Date, during which the No Lapse Guarantee is in effect. The No Lapse Guarantee Period will terminate:

On the Policy Date, if the insured is age:	The No Lapse Guarantee will terminate at the end of Policy Year:
0 - 65	10
66	9
67	8
68	7
69	6
70 - 75	5
76 - 85	No benefit

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APPENDIX A

Policy Account Value

The Policy Account Value is the sum of the values of the variable investment options, the indexed option, the fixed-rate option and the Loan Account. The unloaned Policy Account Value is the Policy Account Value less the Loan Account, or less the Loan Amount if there is an indexed loan outstanding. On a Monthly Processing Date, it is the value after subtracting the Monthly Deductions due on that date.

Policy Anniversary

The same date each year as the Policy Date.

Policy Date

This date is used to measure Policy Months, Policy Years, Policy Anniversaries, and Monthly Processing Dates. It also determines the age of the insured at issue. Your Policy Date is shown on the Data Pages of your Policy.

Policy Debt

The unpaid Policy Loan Amount plus the accrued and unpaid interest on the loan.

Policy Segment

The additional coverage provided by an increase in Face Amount.

Policy Year

The year commencing with the Policy Date or with an anniversary of that date.

Surrender Charge Period

The period during which a surrender charge will be payable if you surrender your Policy. The Surrender Charge Period varies depending upon age of the insured when the Policy is issued or the Face Amount increased.

Target Premium

A measure of premium used to determine your Policy’s premium charges and agent commissions. Your Policy’s Basic Sum Insured, Additional Sum Insured and any Policy Segments you buy each have their own Target Premium. The Target Premium for the Basic Sum Insured and Additional Sum Insured is based on the insured’s age at issue, underwriting class and sex (unless gender-neutral rates are required by law). The Target Premium for a Policy Segment is based on the insured’s Attained Age and the underwriting class for that Policy Segment. The Target Premium for any rider, except the Guaranteed Coverage rider, is based on the Monthly Deduction for that rider during the first Policy Year.

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APPENDIX B

INDEXED ACCOUNTS

The following Indexed Accounts are currently available for allocation of your Net Premiums and unloaned Policy Account Value. Indexes do not have sales charges and it is not possible to invest directly in an index.

S&P 500 (price return version)i (excluding dividends)

This is an unmanaged index of 500 stocks from a broad range of industries, considered to be representative of the stock market in general.

[i]

“The “S&P 500 (price return version)“ is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by The Guardian Insurance & Annuity Company, Inc (“GIAC”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by GIAC. Flexible Solutions® VUL III (the “Policy”) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). Neither S&P Dow Jones Indices make any representation or warranty, express or implied, to policyowners or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 (price return version) to track general market performance. S&P Dow Jones Indices’ only relationship to GIAC with respect to the S&P 500 (price return version) is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 (price return version) is determined, composed and calculated by S&P Dow Jones Indices without regard to GIAC or the Policy. S&P Dow Jones Indices have no obligation to take the needs of GIAC or the owners of the Policy into consideration in determining, composing or calculating the S&P 500 (price return version). S&P Dow Jones Indices is responsible for and have not participated in the determination of the prices, and amount of the Policy or the timing of the issuance or sale of the Policy or in the determination or calculation of the equation by which the Policy is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration or marketing of the Policy. There is no assurance that investment products based on the S&P 500 (price return version) will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 (price return version) OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY GIAC], OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 (price return version) OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND GIAC, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.”

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APPENDIX C

HYPOTHETICAL ILLUSTRATIONS

ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES, NET CASH SURRENDER VALUES AND ACCUMULATED POLICY PREMIUMS

The following tables illustrate how the Policies operate. Specifically, they show how the death benefit, Net Cash Surrender Value and Policy Account Value can vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account that are equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on Policies with face amounts of $500,000 for a male insured Age 40, preferred NT underwriting class, utilizing the Guideline Premium Test. Values are first given based on current charges and then based on the Policy’s higher guaranteed charges. Each illustration is given first for a Policy with an Option 1 death benefit, then for a Policy with an Option 2 death benefit, and, finally, for a Policy with an Option 3 death benefit. These illustrations may assist in the comparison of death benefits, Net Cash Surrender Values and Policy Account Values for the Policies with those for other variable life insurance policies that may be issued by GIAC or other companies. Prospective policyowners are advised, however, that it may not be advantageous to replace existing life insurance coverage by purchasing a Policy, particularly if the decision to replace existing coverage is based primarily on a comparison of policy illustrations.

Actual returns will fluctuate over time and likely will be both positive and negative. The actual death benefits, Net Cash Surrender Values and Policy Account Values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 10%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Policyowner pays more than the stated premium.

Death benefits, Net Cash Surrender Values and Policy Account Values will also be different from the amounts shown if: (1) the actual gross rates of return average 0%, 6%, or 10%, but vary above and below the average over the period; and (2) premiums are paid at other than annual intervals. Benefits and values will also be affected by the Policyowner’s allocation of the unloaned Policy Account Value among the variable investment options, the indexed option, and the fixed-rate option. If the actual gross rate of return for all options averages 0%, 6%, or 10%, but varies above or below that average for individual options, allocation and transfer decisions can have a significant impact on a policy’s performance. Policy loans and other policy transactions, such as partial withdrawals, will also affect results, as will the insured’s sex, smoker status and underwriting class.

Death benefits, Net Cash Surrender Values and Policy Account Values shown in the tables reflect the fact that: (1) deductions have been made from premiums for premium charges; and (2) the Monthly Deduction is deducted from the Policy Account Value on each Monthly Processing Date. The Net Cash Surrender Values shown in the tables reflect the fact that a surrender charge is deducted upon surrender or lapse during the Surrender Charge Period. See Deductions and charges. The amounts shown in the illustrations also reflect an arithmetic average of the investment advisory fees and operating expenses incurred by the mutual funds, at an annual rate of 0.94% of the average daily net assets of such funds. The arithmetic average is based upon actual expenses of the funds incurred during 2015, before taking into account any applicable expense reimbursements or fee waivers, and on the hypothetical assumption that Policy Account Value is allocated equally among the variable investment options. The rate does not reflect expense limitation arrangements in effect with respect to the underlying mutual funds. If those arrangements had been assumed, the policy values would be higher than those shown in the following tables. The actual rates associated with any Policy will vary depending upon the actual allocation of Policy Account Value among the allocation options. For an explanation of the expenses see the accompanying fund prospectuses. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein.

Taking account of the average investment advisory fee and operating expenses of the mutual funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at -0.94%, 5.06%, and 9.06%, respectively.

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The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account since no charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Net Cash Surrender Values and Policy Account Values illustrated. See GIAC’s taxes.

Because each policyowner’s circumstances will differ from those in the following hypothetical illustrations, policy values will differ as well. Therefore, GIAC will furnish upon request an illustration reflecting the proposed insured’s age, sex, underwriting class, face amount requested, and life insurance test selected. Any premium-based illustration must reflect GIAC’s current minimum face amount requirement for the Policy — which is $100,000. These personalized illustrations will use either an arithmetic average or a weighted average of the investment advisory fees and operating expenses incurred by the mutual funds based on actual fees and expenses of the funds incurred during 2015, after giving effect to any applicable expense limitation arrangements. Policyowners should contact their registered representative for a current illustration.

These illustrations will refer to “net outlay” as the cash flow into or policy loan or partial withdrawal received in cash. For purposes of these illustrations “net outlay” will be equal to Target Premium.

From time to time, advertisements or sales literature for the Policy may quote historical performance data of one or more of the underlying funds, and may include Cash Surrender Values and death benefit figures computed using the same methodology as that used in the following illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the Policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future. Any non-standard performance data contained in such materials will always be accompanied by standard performance data.

GIAC began to offer the Policy on October 7, 2013. As such the Policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates. The results for any period prior to the Policies’ being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies. Thus the illustrations will reflect deductions for each fund’s expenses, and the charges deducted from premiums, Monthly Deductions and any transaction deductions associated with the Policy in question.

Illustrations will be preceded or accompanied by the current prospectuses for the policy and the underlying variable investment options.

100	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 40, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 1

Target Premium = $6,830

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-0.94% Net) Return				Assuming Current Charges and 6% Gross (5.06% Net) Return				Assuming Current Charges and 10% Gross (9.06% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	40	6,830	4,676	0	500,000	6,830	5,003	0	500,000	6,830	5,221	0	500,000
2	41	6,830	9,309	0	500,000	6,830	10,260	15	500,000	6,830	10,917	672	500,000
3	42	6,830	13,901	4,441	500,000	6,830	15,787	6,327	500,000	6,830	17,134	7,674	500,000
4	43	6,830	18,450	9,780	500,000	6,830	21,596	12,926	500,000	6,830	23,917	15,247	500,000
5	44	6,830	22,954	15,074	500,000	6,830	27,698	19,818	500,000	6,830	31,315	23,435	500,000
6	45	6,830	27,347	20,282	500,000	6,830	34,040	26,975	500,000	6,830	39,316	32,251	500,000
7	46	6,830	31,639	25,564	500,000	6,830	40,646	34,571	500,000	6,830	47,987	41,912	500,000
8	47	6,830	35,842	30,757	500,000	6,830	47,541	42,456	500,000	6,830	57,402	52,317	500,000
9	48	6,830	40,003	35,908	500,000	6,830	54,787	50,692	500,000	6,830	67,677	63,582	500,000
10	49	6,830	44,129	41,024	500,000	6,830	62,410	59,305	500,000	6,830	78,900	75,795	500,000
15	54	6,830	69,151	69,151	500,000	6,830	112,770	112,770	500,000	6,830	159,197	159,197	500,000
20	59	6,830	91,326	91,326	500,000	6,830	175,981	175,981	500,000	6,830	282,676	282,676	500,000
25	64	6,830	109,104	109,104	500,000	6,830	255,137	255,137	500,000	6,830	474,279	474,279	578,621
30	69	6,830	119,423	119,423	500,000	6,830	354,779	354,779	500,000	6,830	768,216	768,216	891,131
35	74	6,830	120,040	120,040	500,000	6,830	485,549	485,549	519,538	6,830	1,218,738	1,218,738	1,304,049
40	79	6,830	102,985	102,985	500,000	6,830	655,380	655,380	688,149	6,830	1,911,735	1,911,735	2,007,322
45	84	6,830	50,079	50,079	500,000	6,830	868,072	868,072	911,475	6,830	2,962,975	2,962,975	3,111,123
50	89	0	0	0	0	6,830	1,129,709	1,129,709	1,186,195	6,830	4,536,973	4,536,973	4,763,821
55	94	0	0	0	0	6,830	1,459,996	1,459,996	1,474,596	6,830	6,929,357	6,929,357	6,998,650
60	99	0	0	0	0	6,830	1,906,294	1,906,294	1,906,294	6,830	10,733,332	10,733,332	10,733,332
65	104	0	0	0	0	6,830	2,478,037	2,478,037	2,478,037	6,830	16,602,911	16,602,911	16,602,911
70	109	0	0	0	0	6,830	3,209,828	3,209,828	3,209,828	6,830	25,658,870	25,658,870	25,658,870
75	114	0	0	0	0	6,830	4,146,472	4,146,472	4,146,472	6,830	39,630,977	39,630,977	39,630,977
80	119	0	0	0	0	6,830	5,345,312	5,345,312	5,345,312	6,830	61,188,029	61,188,029	61,188,029
81	120	0	0	0	0	6,830	5,622,673	5,622,673	5,622,673	6,830	66,738,815	66,738,815	66,738,815

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	101

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 40, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 1

Target Premium = $6,830

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Guaranteed Charges and 0% Gross (-0.94% Net) Return				Assuming Guaranteed Charges and 6% Gross (5.06% Net) Return				Assuming Guaranteed Charges and 10% Gross (9.06% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	40	6,830	4,662	0	500,000	6,830	4,988	0	500,000	6,830	5,206	0	500,000
2	41	6,830	9,062	0	500,000	6,830	10,003	0	500,000	6,830	10,653	408	500,000
3	42	6,830	13,344	3,884	500,000	6,830	15,192	5,732	500,000	6,830	16,512	7,052	500,000
4	43	6,830	17,501	8,831	500,000	6,830	20,555	11,885	500,000	6,830	22,811	14,141	500,000
5	44	6,830	21,521	13,641	500,000	6,830	26,089	18,209	500,000	6,830	29,578	21,698	500,000
6	45	6,830	25,393	18,328	500,000	6,830	31,790	24,725	500,000	6,830	36,843	29,778	500,000
7	46	6,830	29,125	23,050	500,000	6,830	37,673	31,598	500,000	6,830	44,660	38,585	500,000
8	47	6,830	32,710	27,625	500,000	6,830	43,742	38,657	500,000	6,830	53,072	47,987	500,000
9	48	6,830	36,199	32,104	500,000	6,830	50,055	45,960	500,000	6,830	62,184	58,089	500,000
10	49	6,830	39,582	36,477	500,000	6,830	56,617	53,512	500,000	6,830	72,054	68,949	500,000
15	54	6,830	59,753	59,753	500,000	6,830	99,438	99,438	500,000	6,830	142,040	142,040	500,000
20	59	6,830	73,253	73,253	500,000	6,830	148,779	148,779	500,000	6,830	245,524	245,524	500,000
25	64	6,830	76,985	76,985	500,000	6,830	205,120	205,120	500,000	6,830	403,716	403,716	500,000
30	69	6,830	64,805	64,805	500,000	6,830	269,168	269,168	500,000	6,830	646,358	646,358	749,776
35	74	6,830	25,899	25,899	500,000	6,830	345,418	345,418	500,000	6,830	1,010,707	1,010,707	1,081,457
40	79	0	0	0	500,000	6,830	444,549	444,549	500,000	6,830	1,562,050	1,562,050	1,640,152
45	84	0	0	0	500,000	6,830	584,797	584,797	614,037	6,830	2,369,011	2,369,011	2,487,462
50	89	0	0	0	500,000	6,830	747,851	747,851	785,243	6,830	3,515,128	3,515,128	3,690,884
55	94	0	0	0	0	6,830	949,508	949,508	959,004	6,830	5,213,355	5,213,355	5,265,488
60	99	0	0	0	0	6,830	1,237,515	1,237,515	1,237,515	6,830	7,985,512	7,985,512	7,985,512
65	104	0	0	0	0	6,830	1,602,073	1,602,073	1,602,073	6,830	12,209,999	12,209,999	12,209,999
70	109	0	0	0	0	6,830	2,062,884	2,062,884	2,062,884	6,830	18,646,830	18,646,830	18,646,830
75	114	0	0	0	0	6,830	2,645,364	2,645,364	2,645,364	6,830	28,454,600	28,454,600	28,454,600
80	119	0	0	0	0	6,830	3,381,637	3,381,637	3,381,637	6,830	43,398,658	43,398,658	43,398,658
81	120	0	0	0	0	6,830	3,550,748	3,550,748	3,550,748	6,830	47,219,518	47,219,518	47,219,518
IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

102	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 40, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 2

Target Premium = $6,830

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-0.94% Net) Return				Assuming Current Charges and 6% Gross (5.06% Net) Return				Assuming Current Charges and 10% Gross (9.06% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	40	6,830	4,670	0	504,670	6,830	4,996	0	504,996	6,830	5,214	0	505,214
2	41	6,830	9,291	0	509,291	6,830	10,240	0	510,240	6,830	10,896	651	510,896
3	42	6,830	13,866	4,406	513,866	6,830	15,747	6,287	515,747	6,830	17,090	7,630	517,090
4	43	6,830	18,393	9,723	518,393	6,830	21,528	12,858	521,528	6,830	23,840	15,170	523,840
5	44	6,830	22,870	14,990	522,870	6,830	27,593	19,713	527,593	6,830	31,193	23,313	531,193
6	45	6,830	27,226	20,161	527,226	6,830	33,883	26,818	533,883	6,830	39,130	32,065	539,130
7	46	6,830	31,470	25,395	531,470	6,830	40,419	34,344	540,419	6,830	47,711	41,636	547,711
8	47	6,830	35,616	30,531	535,616	6,830	47,225	42,140	547,225	6,830	57,008	51,923	557,008
9	48	6,830	39,713	35,618	539,713	6,830	54,365	50,270	554,365	6,830	67,136	63,041	567,136
10	49	6,830	43,768	40,663	543,768	6,830	61,863	58,758	561,863	6,830	78,179	75,074	578,179
15	54	6,830	68,199	68,199	568,199	6,830	111,031	111,031	611,031	6,830	156,584	156,584	656,584
20	59	6,830	89,183	89,183	589,183	6,830	171,282	171,282	671,282	6,830	274,602	274,602	774,602
25	64	6,830	104,549	104,549	604,549	6,830	243,108	243,108	743,108	6,830	450,924	450,924	950,924
30	69	6,830	110,073	110,073	610,073	6,830	324,465	324,465	824,465	6,830	711,313	711,313	1,211,313
35	74	6,830	102,743	102,743	602,743	6,830	414,154	414,154	914,154	6,830	1,097,249	1,097,249	1,597,249
40	79	6,830	73,459	73,459	573,459	6,830	503,322	503,322	1,003,322	6,830	1,664,585	1,664,585	2,164,585
45	84	6,830	6,269	6,269	506,269	6,830	572,284	572,284	1,072,284	6,830	2,490,350	2,490,350	2,990,350
50	89	0	0	0	0	6,830	581,051	581,051	1,081,051	6,830	3,677,425	3,677,425	4,177,425
55	94	0	0	0	0	6,830	455,756	455,756	955,756	6,830	5,358,863	5,358,863	5,858,863
60	99	0	0	0	0	6,830	114,957	114,957	614,957	6,830	7,754,013	7,754,013	8,254,013
65	104	0	0	0	0	0	0	0	0	6,830	11,931,644	11,931,644	11,931,644
70	109	0	0	0	0	0	0	0	0	6,830	18,451,743	18,451,743	18,451,743
75	114	0	0	0	0	0	0	0	0	6,830	28,511,365	28,511,365	28,511,365
80	119	0	0	0	0	0	0	0	0	6,830	44,031,987	44,031,987	44,031,987
81	120	0	0	0	0	0	0	0	0	6,830	48,028,436	48,028,436	48,028,436

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	103

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 40, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 2

Target Premium = $6,830

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Guaranteed Charges and 0% Gross (-0.94% Net) Return				Assuming Guaranteed Charges and 6% Gross (5.06% Net) Return				Assuming Guaranteed Charges and 10% Gross (9.06% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	40	6,830	4,656	0	504,656	6,830	4,982	0	504,982	6,830	5,199	0	505,199
2	41	6,830	9,040	0	509,040	6,830	9,979	0	509,979	6,830	10,627	382	510,627
3	42	6,830	13,298	3,838	513,298	6,830	15,138	5,678	515,138	6,830	16,453	6,993	516,453
4	43	6,830	17,420	8,750	517,420	6,830	20,458	11,788	520,458	6,830	22,703	14,033	522,703
5	44	6,830	21,393	13,513	521,393	6,830	25,931	18,051	525,931	6,830	29,396	21,516	529,396
6	45	6,830	25,205	18,140	525,205	6,830	31,547	24,482	531,547	6,830	36,556	29,491	536,556
7	46	6,830	28,862	22,787	528,862	6,830	37,320	31,245	537,320	6,830	44,231	38,156	544,231
8	47	6,830	32,356	27,271	532,356	6,830	43,246	38,161	543,246	6,830	52,454	47,369	552,454
9	48	6,830	35,739	31,644	535,739	6,830	49,385	45,290	549,385	6,830	61,326	57,231	561,326
10	49	6,830	39,002	35,897	539,002	6,830	55,736	52,631	555,736	6,830	70,893	67,788	570,893
15	54	6,830	58,142	58,142	558,142	6,830	96,487	96,487	596,487	6,830	137,597	137,597	637,597
20	59	6,830	69,376	69,376	569,376	6,830	140,177	140,177	640,177	6,830	230,653	230,653	730,653
25	64	6,830	68,918	68,918	568,918	6,830	182,763	182,763	682,763	6,830	358,616	358,616	858,616
30	69	6,830	50,287	50,287	550,287	6,830	215,540	215,540	715,540	6,830	530,413	530,413	1,030,413
35	74	6,830	4,759	4,759	504,759	6,830	224,916	224,916	724,916	6,830	757,096	757,096	1,257,096
40	79	0	0	0	0	6,830	178,814	178,814	678,814	6,830	1,038,975	1,038,975	1,538,975
45	84	0	0	0	0	6,830	14,530	14,530	514,530	6,830	1,352,268	1,352,268	1,852,268
50	89	0	0	0	0	0	0	0	0	6,830	1,633,854	1,633,854	2,133,854
55	94	0	0	0	0	0	0	0	0	6,830	1,772,801	1,772,801	2,272,801
60	99	0	0	0	0	0	0	0	0	6,830	1,612,933	1,612,933	2,112,933
65	104	0	0	0	0	0	0	0	0	0	0	0	0
70	109	0	0	0	0	0	0	0	0	0	0	0	0
75	114	0	0	0	0	0	0	0	0	0	0	0	0
80	119	0	0	0	0	0	0	0	0	0	0	0	0
81	120	0	0	0	0	0	0	0	0	0	0	0	0

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

104	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 40, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 3

Target Premium = $6,830

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-0.94% Net) Return				Assuming Current Charges and 6% Gross (5.06% Net) Return				Assuming Current Charges and 10% Gross (9.06% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	40	6,830	4,668	0	506,830	6,830	4,995	0	506,830	6,830	5,213	0	506,830
2	41	6,830	9,285	0	513,660	6,830	10,235	0	513,660	6,830	10,892	647	513,660
3	42	6,830	13,854	4,394	520,490	6,830	15,737	6,277	520,490	6,830	17,081	7,621	520,490
4	43	6,830	18,371	9,701	527,320	6,830	21,510	12,840	527,320	6,830	23,825	15,155	527,320
5	44	6,830	22,836	14,956	534,150	6,830	27,566	19,686	534,150	6,830	31,173	23,293	534,150
6	45	6,830	27,175	20,110	540,980	6,830	33,845	26,780	540,980	6,830	39,103	32,038	540,980
7	46	6,830	31,398	25,323	547,810	6,830	40,368	34,293	547,810	6,830	47,680	41,605	547,810
8	47	6,830	35,515	30,430	554,640	6,830	47,158	42,073	554,640	6,830	56,975	51,890	554,640
9	48	6,830	39,579	35,484	561,470	6,830	54,281	50,186	561,470	6,830	67,106	63,011	561,470
10	49	6,830	43,598	40,493	568,300	6,830	61,763	58,658	568,300	6,830	78,158	75,053	568,300
15	54	6,830	67,739	67,739	602,450	6,830	110,904	110,904	602,450	6,830	156,916	156,916	602,450
20	59	6,830	88,134	88,134	636,600	6,830	171,463	171,463	636,600	6,830	276,811	276,811	636,600
25	64	6,830	102,143	102,143	670,750	6,830	244,822	244,822	670,750	6,830	460,611	460,611	670,750
30	69	6,830	104,202	104,202	704,900	6,830	331,476	331,476	704,900	6,830	745,710	745,710	865,024
35	74	6,830	88,688	88,688	739,050	6,830	435,580	435,580	739,050	6,830	1,184,266	1,184,266	1,267,165
40	79	6,830	38,571	38,571	773,200	6,830	561,819	561,819	773,200	6,830	1,858,854	1,858,854	1,951,797
45	84	0	0	0	0	6,830	723,769	723,769	807,350	6,830	2,882,176	2,882,176	3,026,285
50	89	0	0	0	0	6,830	945,864	945,864	993,157	6,830	4,414,392	4,414,392	4,635,112
55	94	0	0	0	0	6,830	1,228,468	1,228,468	1,240,753	6,830	6,743,271	6,743,271	6,810,703
60	99	0	0	0	0	6,830	1,609,954	1,609,954	1,609,954	6,830	10,446,226	10,446,226	10,446,226
65	104	0	0	0	0	6,830	2,098,741	2,098,741	2,098,741	6,830	16,159,947	16,159,947	16,159,947
70	109	0	0	0	0	6,830	2,724,355	2,724,355	2,724,355	6,830	24,975,437	24,975,437	24,975,437
75	114	0	0	0	0	6,830	3,525,099	3,525,099	3,525,099	6,830	38,576,533	38,576,533	38,576,533
80	119	0	0	0	0	6,830	4,549,997	4,549,997	4,549,997	6,830	59,561,165	59,561,165	59,561,165
81	120	0	0	0	0	6,830	4,787,116	4,787,116	4,787,116	6,830	64,964,558	64,964,558	64,964,558

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	105

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 40, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 3

Target Premium = $6,830

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Guaranteed Charges and 0% Gross (-0.94% Net) Return				Assuming Guaranteed Charges and 6% Gross (5.06% Net) Return				Assuming Guaranteed Charges and 10% Gross (9.06% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	40	6,830	4,654	0	506,830	6,830	4,980	0	506,830	6,830	5,198	0	506,830
2	41	6,830	9,033	0	513,660	6,830	9,972	0	513,660	6,830	10,621	376	513,660
3	42	6,830	13,280	3,820	520,490	6,830	15,123	5,663	520,490	6,830	16,440	6,980	520,490
4	43	6,830	17,385	8,715	527,320	6,830	20,430	11,760	527,320	6,830	22,679	14,009	527,320
5	44	6,830	21,335	13,455	534,150	6,830	25,884	18,004	534,150	6,830	29,358	21,478	534,150
6	45	6,830	25,114	18,049	540,980	6,830	31,476	24,411	540,980	6,830	36,504	29,439	540,980
7	46	6,830	28,727	22,652	547,810	6,830	37,218	31,143	547,810	6,830	44,161	38,086	547,810
8	47	6,830	32,164	27,079	554,640	6,830	43,107	38,022	554,640	6,830	52,368	47,283	554,640
9	48	6,830	35,478	31,383	561,470	6,830	49,202	45,107	561,470	6,830	61,227	57,132	561,470
10	49	6,830	38,658	35,553	568,300	6,830	55,503	52,398	568,300	6,830	70,788	67,683	568,300
15	54	6,830	57,079	57,079	602,450	6,830	95,964	95,964	602,450	6,830	137,848	137,848	602,450
20	59	6,830	66,451	66,451	636,600	6,830	139,437	139,437	636,600	6,830	233,668	233,668	636,600
25	64	6,830	61,190	61,190	670,750	6,830	182,308	182,308	670,750	6,830	373,319	373,319	670,750
30	69	6,830	29,991	29,991	704,900	6,830	216,258	216,258	704,900	6,830	585,485	585,485	704,900
35	74	0	0	0	0	6,830	226,161	226,161	739,050	6,830	919,067	919,067	983,402
40	79	0	0	0	0	6,830	165,331	165,331	773,200	6,830	1,424,191	1,424,191	1,495,400
45	84	0	0	0	0	0	0	0	0	6,830	2,163,581	2,163,581	2,271,760
50	89	0	0	0	0	0	0	0	0	6,830	3,213,855	3,213,855	3,374,548
55	94	0	0	0	0	0	0	0	0	6,830	4,770,061	4,770,061	4,817,761
60	99	0	0	0	0	0	0	0	0	6,830	7,310,067	7,310,067	7,310,067
65	104	0	0	0	0	0	0	0	0	6,830	11,180,826	11,180,826	11,180,826
70	109	0	0	0	0	0	0	0	0	6,830	17,078,684	17,078,684	17,078,684
75	114	0	0	0	0	0	0	0	0	6,830	26,065,223	26,065,223	26,065,223
80	119	0	0	0	0	0	0	0	0	6,830	39,757,974	39,757,974	39,757,974
81	120	0	0	0	0	0	0	0	0	6,830	43,258,904	43,258,904	43,258,904

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

106	PROSPECTUS	APPENDICES

TABLE OF CONTENTS FOR

STATEMENT OF ADDITIONAL INFORMATION

ABOUT GIAC

ADDITIONAL INFORMATION ABOUT THE POLICY

ADDITIONAL INFORMATION ABOUT CHARGES

PERFORMANCE INFORMATION

ADDITIONAL INFORMATION

APPENDIX A : SURRENDER CHARGE TABLES

FINANCIAL STATEMENTS OF THE GUARDIAN SEPARATE ACCOUNT N

CONSOLIDATED FINANCIAL STATEMENTS OF THE GUARDIAN

INSURANCE & ANNUITY COMPANY, INC.

SAI–CONTENTS	PROSPECTUS	107

BACK COVER PAGE

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the Policy described in this prospectus. The SAI has been filed with the SEC and is considered to be part of the prospectus because it is incorporated into this prospectus by reference. If you would like a free copy of the SAI, please call us toll-free at 1-800-441-6455, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service office

Box 26125

Lehigh Valley, Pennsylvania 18002-6125

Information about us (including the SAI), is also available on the SEC’s Internet site at www.sec.gov, or can be reviewed and copies made at or ordered from (for a fee) the SEC’s Public Reference Section, 100 “F” Street, NE, Room 1580, Washington, D.C. 20549. (Direct questions to the SEC at 202-551-5850).

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

HOW TO COMMUNICATE WITH US

We cannot act on any request (except for proper telephone transfer requests) unless it is received in writing at our Customer Service Office, in a form acceptable to us. Your request must include:

•	your policy number

•	the full name of all policyowners

•	the full name of the insured, and

•	your current address.

Our address for regular mail is:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 26125

Lehigh Valley, PA 18002-6125

Our address for registered, certified or express mail is:

The Guardian Insurance & Annuity Company, Inc.

3900 Burgess Place

Bethlehem, PA 18017

If you need information on your Policy, or a personalized illustration, available free of charge, of death benefits, Cash Surrender Values, and cash values under your Policy, please contact your registered representative, or call us at 1-800-441-6455 between 8 a.m. and 6 p.m. Eastern time or write us at the above address. Current policyowners should contact their registered representative for current personalized illustrations.

Investment Company Act File No. 811-09725

Securities Act of 1933 File No. 333-188304

108	PROSPECTUS	BACK COVER PAGE

FLEXIBLE SOLUTIONS® VUL III

Issued Through The Guardian Separate Account N of The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2016

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account N variable universal life insurance policy (marketed under the name “Flexible Solutions® VUL III”) (the “Policy” or “Policies”) dated May 1, 2016.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26125

Lehigh Valley, Pennsylvania 18002

1-800-441-6455

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

B-1

ABOUT GIAC

Your Policy is issued through Separate Account N, (Separate Account or Separate Account N), of The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance and annuities in all 50 states of the United States of America and the District of Columbia. As of December 31, 2015, our total admitted assets (Statutory basis) exceeded $15.8 billion.

We are wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2015, Guardian Life had total admitted assets (Statutory basis) in excess of $48.1 billion. The offices of both Guardian Life and GIAC are located at 7 Hanover Square, New York, New York 10004.

Both Guardian Life and GIAC have consistently received exemplary ratings from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, Duff & Phelps and A.M. Best & Co. These ratings may change at any time, and only reflect GIAC’s ability to meet its insurance-related obligations and the guaranteed return on the fixed-rate option and the indexed option. These ratings do not apply to the variable investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Policies, and does not guarantee the benefits provided by the Policy.

The Guardian Separate Account N was established by GIAC’s Board of Directors on September 23, 1999 under the insurance laws of the State of Delaware. It is registered with the SEC as a unit investment trust.

ADDITIONAL INFORMATION ABOUT THE POLICY

Issuing the Policy

If you already own a convertible term life insurance policy issued by us or by Guardian Life, you may be able to buy a Policy without having to meet our insurance requirements again. You can do this by exchanging your current policy for this Policy.

If you have a convertible term policy, you may receive a credit consistent with our then current administrative procedures, if you convert it to a Flexible Solutions® VUL III Policy.

Section 7702 – Life Insurance Qualification

Guideline Premium Test

The Guideline Premium Test consists of two parts: (1) the Guideline Premium Test (a premium payment limit) and (2) the Cash Value Corridor Test. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the death benefit be at least a certain percentage, which varies each year based on the insured’s age, of the Policy Account Value.

To satisfy the Guideline Premium Test the total of all premiums you pay must not exceed certain maximums. The total of premiums paid, minus the nontaxable portion of partial withdrawals, must not be greater than the larger of the following:

•	the guideline single premium on the date the calculation is done, or

•	the sum of the guideline level premiums to the date the calculation is done.

For the purposes of this test, the guideline single premium is the premium that would be necessary to pay for future benefits under the Policy as calculated at the time the Policy is issued. It’s based on “reasonable” mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 6%.

The guideline level premium is the level annual premium payable to age 100 that would be necessary to pay for all future benefits under the Policy as calculated at the time the Policy is issued. It’s based on “reasonable” mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 4%.

Payment of premiums in excess of the guideline premium limit is permitted if those premiums are necessary to keep the Policy in force.

B-2

To satisfy the other part of the Guideline Premium Test, the Cash Value Corridor Test, the death benefit must at least equal the percentage of the Policy Account Value shown in the following table:

Attained age	Percentage of policy account value*
0-40	250%
40-45	250% - 215%
45-50	215% - 185%
50-55	185% - 150%
55-60	150% - 130%
60-65	130% - 120%
65-70	120% - 115%
70-75	115% - 105%
75-90	105%
90-95	105% - 100%
95+	100%
*	The percentage decreases uniformly as attained age increases within the age ranges.

If the Code requires that we determine the death benefit under your Policy by reference to these limitation percentages, the Policy is described as being “in the corridor.”

Cash Value Accumulation Test (CVAT)

The Cash Value Accumulation Test does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage, which varies each year based on the insured’s age and gender, of the Policy Account Value. The corridor under CVAT is different from the corridor under the Guideline Premium Test. It requires more death benefit relative to Policy Account Value than is required by the Guideline Premium Test corridor. To satisfy CVAT, the death benefit must be at least equal to the Policy Account Value multiplied by a death benefit factor. A table of death benefit factors appears in your Policy. These factors are equal to one divided by the net single premium (the single premium that would be needed to pay for the death benefit under the Policy, including any Additional Sum Insured).

Changing Your Death Benefit Option

Death benefit option changes involve either an increase or a decrease in your Policy’s total Face Amount. When a change results in an increase in total Face Amount, we will increase the Basic Sum Insured rather than add a new Policy Segment. A decrease in total Face Amount will reduce coverage in the same manner as if you had requested a decrease in Face Amount. That is, if you have increased your Policy’s Face Amount by adding Policy Segments, we will decrease the Face Amount starting with the most recent Policy Segment, followed by the Additional Sum Insured and the Basic Sum Insured, in that order.

If you change your death benefit option from Option 2 to Option 1, your Policy’s Face Amount will increase by an amount equal to the Policy Account Value. We increase the Face Amount so that the death benefit remains the same on the date the change takes effect.

If you change your death benefit option from Option 3 to Option 1, your Policy’s Face Amount will increase by an amount equal to the Net Accumulated Premiums. Again, we increase the Face Amount so that the death benefit remains the same on the date the change takes effect.

A change in death benefit option that results in an increase in the death benefit, will be considered a material change for tax purposes. See “Federal Tax Considerations” in the Prospectus for further information on material changes and consult your tax advisor.

B-3

No other changes of death benefit option are permitted.

Experience Factor

We calculate the unit value of each variable investment option on each Business Day by multiplying the option’s immediately preceding unit value by the experience factor (sometimes referred to as the “net investment factor”) for that day. We calculate the experience factor as follows on each Business Day:

•	the net asset value of one share of the mutual fund corresponding to the variable investment option at the close of the current Business Day, plus

•

the amount per share of any dividends or capital gains distributed by the fund on the current Business Day, minus any federal, state or local taxes payable by GIAC and allocated by GIAC to the variable investment option; divided by

•	the net asset value of one share of the same mutual fund at the close of the previous Business Day.

We do not calculate the unit value on non-Business Days. Non-Business Days use the unit value calculated as of the most recent preceding Business Day.

The prospectuses for each underlying mutual fund describe how they calculate the net asset values of their shares.

Decreasing the Face Amount

Your death benefit option will determine how your Policy is affected by a reduction in the Face Amount because of a partial withdrawal:

•	under Option 1, a partial withdrawal will typically cause an immediate reduction in your Policy’s Face Amount.

•	under Option 2, a partial withdrawal will not reduce your Policy’s Face Amount. However, the amount of your death benefit will decline with each partial withdrawal.

•	Under Option 3, a partial withdrawal will typically not cause an immediate reduction in your Policy’s Face Amount. However, the amount of your death benefit will decline with each partial withdrawal.

If you have made one or more increases to the Initial Face Amount by adding Policy Segments and then request a Face Amount decrease, we will apply the decrease to your Policy Segments as follows. We start with the most recent Policy Segment, followed by the next most recent, and so on, and then reduce the Additional Sum Insured portion of the Initial Face Amount and, finally, reduce the Basic Sum Insured portion of the Initial Face Amount.

Since we do not deduct a surrender charge when you decrease the Face Amount, the surrender charge does not change. The administrative charge per $1,000 of coverage is not reduced by a decrease in Face Amount.

We will send you Policy pages that reflect the changes resulting from your reduction in the Face Amount.

If the Policy is using the Guideline Premium Test, guideline single premiums and guideline level premiums will be recalculated upon a decrease in Face Amount. If the Policy is using the Cash Value Accumulation Test, net single premiums will be recalculated upon a decrease in Face Amount.

Reducing the Face Amount of your Policy may have adverse tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in Face Amount may also reduce the federal tax law limits on what you can put into the Policy. In these cases you may need to have a portion of the Policy’s cash value paid to you to comply with federal tax law. See “Federal Tax Considerations” in the Prospectus.

Increasing the Face Amount

We’ll issue an increase in Face Amount in the form of a separate Policy Segment. Each Policy Segment has its own underwriting class, cost of insurance charges, surrender charges, administrative charges, premium charge, Target Premium, and, during the No Lapse Guarantee Period, Minimum Monthly Premium.

B-4

After an increase in Face Amount takes effect, to calculate premium charges we will allocate premium payments first to the Initial Face Amount and then to each Policy Segment, starting with the oldest Policy Segment and ending with the most recent one. We’ll allocate premiums in such a way that they won’t exceed the annual Target Premium for the Initial Face Amount or for each Policy Segment. When the sum of the premiums paid during a Policy Year exceeds the Target Premium for the Initial Face Amount, we will allocate the excess to the first Policy Segment. If the premiums you pay during a Policy Year exceed the Target Premiums for all the Policy Segments and the Initial Face Amount, we’ll allocate the excess proportionately according to the Target Premiums for the Initial Face amount and each Policy Segment.

If you increase the Face Amount of your Policy, it will be subject to new surrender charges. We’ll calculate the surrender charges as if you had bought a new Policy for the increase in the Face Amount. A new 14-year surrender charge will apply to the Policy Segment that increased the Face Amount. We’ll notify you of the new surrender charge after any increase in the Face Amount.

You don’t have to pay an additional premium to increase the Face Amount.

Increasing the Face Amount of your Policy may have adverse tax consequences, including possibly causing your Policy to be considered a modified endowment contract. The tax consequences associated with your Policy being classified as a modified endowment contract are discussed in the Prospectus at “Federal Tax Considerations.”

Dollar Cost Averaging

If you choose dollar cost averaging, you transfer the same dollar amount from an available money market variable investment option to a particular allocation option or options on each Monthly Processing Date over a chosen period of time. The amount of each transfer under this program must be at least $100 for each allocation option you wish to invest in. Amounts will be transferred automatically on each Monthly Processing Date from the money market option into the allocation options you have chosen. We will start dollar cost averaging beginning on the Monthly Processing Date next following our receipt of your written authorization, received in Good Order at our Customer Service Office.

Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not currently charge for this service.

We will stop your dollar cost averaging program when:

•	the period of time listed on your dollar cost averaging authorization form ends

•

your Policy Account Value in the money market option is insufficient to cover your monthly transfer to the allocation options you have chosen. If this happens we will divide what you do have in the money market option proportionally among the allocation options you have chosen, leaving a balance of zero in the money market option

•

you tell us in writing to end the program. If we receive your instruction at least three Business Days before the next dollar cost averaging transfer date, dollar cost averaging will cease as of that date; otherwise dollar cost averaging will cease as of the next following dollar cost averaging transfer date; or

•	your Policy lapses or you surrender it.

You may change your dollar cost averaging instructions or reinstate the dollar cost averaging program, subject to the rules above, if we receive a new authorization form at least three Business Days before your Policy’s next Monthly Processing Date.

Automatic Portfolio Rebalancing Option

If you choose automatic portfolio rebalancing, your Policy Account Value will be automatically rebalanced to maintain a selected proportion of your Policy Account Value in each of the variable investment options. Generally, this selected proportion will correspond to your then current premium allocation designation. Automatic Portfolio Rebalancing does not apply to the fixed-rate or indexed options.

You select the day on which you wish your automatic portfolio rebalancing to begin. We will start automatic portfolio rebalancing on the date you specify in your written authorization, received in Good Order at our Customer Service

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Office or on the Business Day next following receipt if the selected date is a non-Business Day. Once rebalancing begins, we will rebalance quarterly thereafter.

Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not currently charge you for using this service.

We will stop automatic rebalancing of your Policy Account Value when:

•	The period of time, if any, listed on your automatic rebalancing authorization form ends;

•

you tell us in writing to end the program. If we receive your instruction at least three Business Days before the next quarterly rebalancing date, automatic portfolio rebalancing will cease as of that automatic portfolio rebalancing date; otherwise automatic portfolio rebalancing will cease as of the next following quarterly rebalancing date; or

•	Your Policy lapses or you surrender it.

Payment Options

The proceeds of the Policy are payable upon surrender, or upon our receipt of satisfactory proof of the insured’s death while the Policy is in force. We will pay the proceeds in a lump sum unless a settlement option has been selected. Applicable deductions will be made prior to payment. See “Policy Proceeds” in the Prospectus. The following settlement options are available under the Policy:

Payment Option 1 — Under this option we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%.

Payment Option 2 — Under this option we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year.

Payment Option 3 — Under this option we will make monthly payments for a specified number of years. The amount of the payments will include interest at 3% per year.

Payment Option 4 — Under this option we will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

Payment Option 5 — Under this option we will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Payment Option 6 — Under this option we will make monthly payments for 10 years and for the remaining life of the last surviving of two payees.

The minimum amount of each payment will include interest at 3% per year.

Payment option tables for Options 4, 5 and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females). Some states may require the use of a different mortality table. You should refer to your Policy for further details.

Your Policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6.

Limits to GIAC’s Right to Challenge a Policy

Incontestability

Generally, we cannot challenge your Policy or any Face Amount increase once it is in force for two years. If we successfully challenge an increase in Face Amount, the death benefit will be the amount that would have been payable had such increase not taken effect. If this Policy is reinstated, the Policy will have a new two year contestable period from the date of reinstatement.

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The period of time during which we can challenge the Policy or any increase in total Face Amount may vary depending on the state in which your Policy is issued. You should refer to your Policy for further details.

Misstatement of age or sex

If we find that the information in the application regarding the age or sex of the insured is wrong, we will adjust the death benefit to that which would have been purchased by the most recent deduction for cost of insurance under the Policy and any rider costs using the correct age or sex.

Suicide exclusion

If the insured commits suicide within two years of the Policy’s Issue Date, regardless of whether he or she is considered sane at the time, the amount that we must pay in death benefits will be limited to the greater of (a) or (b) as of the date of death where:

(a)	is the Policy premiums paid, minus any Policy Debt, minus any partial withdrawals; and

(b)	is the Net Cash Surrender Value

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Face Amount, our liability, with respect to such increase, will be limited to the cost of insurance for such increase.

The period during which our liability is limited when the insured’s death results from suicide may vary depending on the state in which your Policy is issued. You should refer to your Policy for further details.

Exchanging a Policy

If you elect to exchange your Policy for a level premium, fixed-benefit whole life policy that we make available for this purpose being issued by us or our affiliate, Guardian Life, the exchange may result in a cost or credit to you.

On or before the tenth Policy Anniversary, the cost or credit calculated upon the date of exchange is the greater of (a) and (b) where:

(a)	equals the cumulative premiums for the new policy (i.e. the premiums that would have been paid to the date of exchange if the new policy had been in force from the Policy Date) with annual interest at the rate of 4% minus the cumulative premiums for this Policy (i.e., the actual premiums paid for this Policy to the date of the exchange) accumulated at an annual interest rate of 4%; and

(b)	equals the cash value of the new policy minus the Net Cash Surrender Value of this Policy on the date of exchange

For purposes of calculating cumulative premiums for this Policy under (a) above, any withdrawals from the Policy will be deducted from the sum of the actual premiums paid to date.

If either of (a) or (b) is, or both (a) and (b) are, greater than zero, you must pay an exchange cost to the issuing company. If both (a) and (b) are less than zero, the issuing company will pay an exchange credit to you. The exchange cost is the greater of (a) or (b). If one value is positive and one value is negative, the exchange cost is the positive value. The exchange credit will be the greater of (a) and (b) (i.e., the amount closer to zero). An exchange credit may be used to purchase paid up additions on the new policy.

After the tenth Policy Anniversary, the exchange cost or credit is equal to the cash value of the new policy minus this Policy’s Net Cash Surrender Value on the exchange date.

In calculating an exchange cost or credit, we reserve the right to assess an additional charge if the insured is in a substandard risk class. This charge would be based on the substandard reserve for the new policy.

If your policy is issued in Florida or New York, you will also have the option to elect a paid-up insurance option. This option can be exercised on any Policy Anniversary and the election is irrevocable. You can obtain more information from your Registered Representative or our Customer Service Office.

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ADDITIONAL INFORMATION ABOUT SUPPLEMENTAL BENEFITS AVAILABLE BY RIDER

Additional benefits are available by riders to the Policy. Riders are issued subject to GIAC’s standards for classifying risks. GIAC charges premiums for some of the additional benefit riders. These premium amounts are deducted monthly from the Policy Account Value. The benefits provided by the riders are fully described in the riders and summarized here. These riders may not be available in all states.

Guaranteed Coverage Rider (“GCR”) — this rider, available only at issue and only with Death Benefit Option 1, guarantees that the Policy will remain in force even if the Policy Account Value, after subtracting the Monthly Deduction and the Policy Debt is less than zero, provided the GCR condition, as described in the rider, is met. It provides coverage up to Attained Age 85. There is no charge for this rider. This rider is not available on policies with insureds rated sub-standard.

Waiver of Monthly Deductions Rider — this rider, available at issue only, provides for the waiver of the Monthly Deductions while the insured is totally disabled as defined in the rider. The benefit continues for life if disability occurs prior to age 60. Coverage terminates at insured’s Attained Age 65 if not disabled. Age limits apply. It is only available on Policies with a Face Amount of up to $5,000,000 for standard or higher under-writing classes ($3,000,000 if lower).

Disability Benefit Rider — this rider, available at issue only, provides for crediting as a benefit an amount equal to the specified amount, as defined in the rider, while the insured is totally disabled, as defined in the rider. The benefit continues for life if disability occurs prior to age 60. Coverage terminates at insured’s Attained Age 65 if not disabled. Age limits apply. It is only available on Policies with a Face Amount less than $5,000,000.

Accidental Death Benefit Rider — this rider, available only at issue, provides additional insurance coverage if the insured’s death results from accidental bodily injury on or before the Policy Anniversary nearest the insured’s 75th birthday. The maximum coverage under this rider is the lesser of (i) $500,000 or (ii) the Initial Face Amount.

Whole Life Purchase Option Rider — this rider, available only at issue, provides the Policyowner the right to purchase a new whole life policy that we make available for this purpose, without evidence of insurability on the Policy Anniversaries nearest certain birthdays of the insured, or within specified time periods of qualifying life events subject to the conditions in the rider. Age limits apply. The benefit cannot exceed the lesser of $250,000 or the initial Face Amount.

Select Security Rider — this rider, used in split dollar cases, is an endorsement that prevents the Policyowner from making certain Policy changes without the consent of the Policyowner’s employer. There is no charge for this rider.

Policy Continuation Rider — this rider, issued only on Policies electing the Guideline Premium Test, gives you the option to continue your policy at a reduced death benefit with no further Monthly Deductions in the event your Policy is in danger of default or termination due to excessive Policy Debt. You may elect the benefit under limited circumstances as described in the rider. Subject to the terms and limitations described in the rider, the rider guarantees the policy will not go into default or terminate due to excessive Policy Debt. There is no charge for the rider; however, at the time you elect the benefit under the rider, a transaction charge will be deducted from your Policy Account Value. The current maximum transaction charge is 3.5% of your Policy Account Value on the effective date of the election. The guaranteed maximum transaction charge is 4.5% of your Policy Account Value on the effective date of the election. In addition, when you elect the benefit under this rider, (i) any indexed loans will be changed to standard loans, (ii) any unloaned Policy Account Value will be transferred to the fixed-rate option and (iii) the excess of the Indexed Option Alternate Account value over the indexed option value will be transferred to the fixed-rate option. The Internal Revenue Service has not taken a position on policy continuation riders. Therefore, you should consult your tax advisor prior to electing this benefit.

General Considerations

Depending on your individual circumstances, it may or may not be to your advantage to add coverage to your Policy through a rider. Some of the circumstances to consider include the premium you want to pay, the amount of coverage, how long you want this additional coverage for, and the age, sex and underwriting classification of the insured. Your GIAC representative can help you decide whether adding rider benefits to your Policy would be in your best interest.

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GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availability of particular riders.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the policies’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to GIAC, and no policyowner shall have any right of action against any reinsurer.

Assigning the Rights to Your Policy

You may assign the rights under your Policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, as well as the business or person to whom you are assigning your rights, and your Policy’s beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the assignment papers. We are not responsible for determining whether the transfer of your Policy’s rights is legally valid.

Unless you otherwise specify, the entity or person to whom you assign your rights may exercise all rights granted under the Policy except the right to change the Policyowner or beneficiary, and change a payment option; provided, however, the assignee shall not have the right to direct where your Net Premiums will be invested or make transfers among the fixed-rate, indexed, and variable investment options.

Assigning the rights to your Policy also may have tax consequences, including possibly causing your Policy to be considered a modified endowment contract under the Internal Revenue Code.

Modifying the Policy

Only the President, a Vice President, or the Secretary of GIAC may make or modify this Policy. No agent has the authority to:

•	change this Policy

•	waive any provision of this Policy or any of GIAC’s requirements; or

•	waive an answer to any question in the application(s).

GIAC will not be bound by any promise or statement made by any agent or other person except as stated above.

Other Policies

We may offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the performance of the investment divisions of the Separate Account in which you invest, as well as your Policy Account Value. To obtain more information about these other policies, contact our Customer Service Office or your registered representative.

Distribution of the Policy and Other Contractual Arrangements

Effective March 31, 2015 we have an agreement with Park Avenue Securities LLC (PAS) for PAS to act as the principal underwriter of the Policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. PAS is a broker-dealer registered under the Securities Exchange Act of 1934, and a member of FINRA. Prior to March 31, 2015 we had an agreement with Guardian Investor Services LLC (GIS), also a registered broker-dealer during relevant time periods, for GIS to act as the principal underwriter. Under this agreement we paid through GIS for the sale of products issued by the Separate Account a total of $301,316 in 2013, $231,552 in 2014 and $49,233 in 2015. Additionally, we paid through PAS for the sale of products issued by the Separate Account a total of $142,133 in 2015. Neither GIS nor PAS retained any of such commissions.

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GIS is a Delaware corporation organized on December 19, 2001; PAS is a Delaware corporation organized on August 20, 1998. GIS and PAS are wholly-owned subsidiaries of GIAC and are located at 7 Hanover Square, New York, New York 10004.

The offering of the Policies is continuous, and we do not anticipate discontinuing offering the Policies. However, we reserve the right to discontinue the offering at any time. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policyowners or the Separate Account.

Agents and Commissions

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of PAS, or of broker-dealer firms which have entered into agreements with GIAC and PAS to sell Policies.

The Prospectus contains information regarding commissions paid to GIAC agents. Information on how to obtain a Prospectus is available on the cover page of this SAI.

Because registered representatives also are GIAC agents, they are eligible for additional compensation in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your Policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Administrative Services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.

Other Agreements

We have entered into agreements with each of the fund complexes (or affiliated entities) represented by the variable investment options offered under the Policy pursuant to which we are compensated for certain distribution and/or administrative costs and expenses connected with the offering and sale of their funds to our policyowners. The amount we receive is a percentage of assets under management. We may also receive 12b-1 fees from all funds except funds in the Davis and RS fund families.

Special Provisions for Group or Sponsored Arrangements

Where state insurance laws allow us to, we may sell Policies under a group or sponsored arrangement. A group arrangement is one in which a group of individuals is covered under a single policy. This might be arranged, for example, by an employer, a trade union, or a professional association. A sponsored arrangement is one in which we are allowed to offer members of a group, such as employees of a company or members of an association, insurance policies on an individual basis.

We may reduce or eliminate certain deductions and charges outlined in this prospectus for Policies bought under group or sponsored arrangements including Policies issued in connection with certain business insurance arrangements. We may, for instance, sell Policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and their immediate family members. We may reduce or waive Policy charges and deductions in accordance with the rules in effect as of the date an application for a Policy is approved. In addition, GIAC may permit groups or persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting. To qualify for a reduction in the Policy’s charges or deductions certain criteria must be met. These may include:

•	the size of the group

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•	the expected number of participants

•	the expected amount of premium payments

•	the expected number of policies to be issued

•	the amount of coverage

The amount of any reduction in charges or deductions and the criteria to qualify for a reduction will reflect our reduced cost of selling and/or maintaining the Policies in group or sponsored arrangements.

From time to time we may change the amount of any reduction in charges or deductions, or the criteria that a group must meet to qualify for these reductions. Any change will be made on a non-discriminatory basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Premium Charge

During each of the first 10 Policy Years after issue or after an increase in coverage, a charge of 8% is deducted from each premium you pay until you have paid one Target Premium in a Policy Year and 4% is deducted from premiums in excess of one Target Premium. This charge drops to 4% up to one Target Premium and 0% in excess thereof after the 10th Policy Year.

The following example shows the operation of the premium charge for a hypothetical policyowner.

EXAMPLE

A 40 year-old male (Preferred NT underwriting class) buys a Policy with a Face Amount of $500,000 on January 1, 2013. Five years later, on January 1, 2018, the same male, now age 45 (Preferred NT underwriting class), requests an increase in the Face Amount of $100,000. The initial Target Premium is $6,830, and the Target Premium for the increase is $1,782.50, bringing the total Target Premium to $8,613.50. Assume he pays $7,000 per year for 5 years and $13,000 per year for the next 15 years. The premiums and premium charges are allocated as follows:

Years 1-5:	All premiums are allocated to the Initial Face Amount because that is the only coverage.

Years 6-20:	Premiums up to the Target Premium for the Initial Face Amount ($5,000) are allocated to the Initial Face Amount. The excess amount up to the Target Premium for the Face Amount increase ($100,000) is allocated to the Face Amount increase. The remaining premium ($13,000 – $10,396 = $2,604) is allocated proportionally based on the Target Premium for each Policy Segment:

Initial Face Amount: $2,604 x ($6,830 ÷ $8,613.50) = $2,065.12

Face Amount increase segment: $2,604 x ($1,782.50 ÷ $8,613.50) = $538.88

Therefore, the total premium allocated to the Initial Face Amount is $8,613.50 + $2,065.12 = $10,678.68, and the total allocated to the Face Amount increase segment is $1,782.50 + $538.88 = $2,321.38.

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Premium Allocation

Policy year	Actual surrender charge from surrender charge tables (Appendix A) ($)
1	22.07
2	20.49
3	18.92
4	17.34
5	15.76
6	14.13
7	12.15
8	10.17
9	8.19
10	6.21
11	6.21
12	4.72
13	3.14
14	1.56
15	0

	Initial Face Amount		First Face Amount Increase
Date	Premium	Premium Charge	Premium	Premium Charge
Policy Year 4 (2012)	7,000	553.24	0.00	0.00
Policy Year 7 (2015)	10,678.62	771.68	2,321.38	164.16
Policy Year 13 (2021)	10,678.62	344.54	2,321.38	164.16

Surrender Charges

We deduct a surrender charge during the Policy’s Surrender Charge Period if you surrender your Policy. Please see Appendix A: Surrender Charge Tables for the surrender charges applicable to all issue ages, sex and underwriting classes. The surrender charge for your Policy is set forth on the Policy data pages attached to your Policy.

The following example shows the operation of the surrender charge for a hypothetical policyowner. Your surrender charges may vary.

EXAMPLE (Policy with Initial Face Amount only)

The example on the left shows how the surrender charge declines over a fourteen year period so that in year fifteen it equals $0.

Insured: Male, Age 40

Underwriting Class: Preferred NT

Face Amount: $500,000

Surrender Charge per $1000 of Basic Sum Insured in Policy Year one: $22.07

Surrender charge in Policy Year one is:
The surrender charge per $1000 multiplied by $500,000 or ($22.07 x $500,000 divided by 1000) = $11,035.00
All figures in the table are rounded to the nearest $.01.

Assume in the foregoing example you effect a Face Amount increase of $200,000 at the beginning of Policy Year 6 (Attained Age 45) and another Face Amount increase of $100,000 at the beginning of Policy Year 11 (Attained Age 50). At the time of the first increase, the insured is again classified in the Preferred NT underwriting class, but at the time of the second increase he is classified in the Standard underwriting class.

For the purposes of calculating the applicable surrender charges, each Face Amount increase is treated separately based on the insured’s Attained Age and underwriting class at the time of the increase. Therefore, for each increase the Policy will incur a new set of surrender charges. Surrender charges are calculated as if the policyowner has purchased a Policy with the amount of the increase being the Face Amount; in other words, they are calculated just as in the first example. The total surrender charge for a particular Policy Year equals the sum of the surrender charge for the Initial Face Amount and the applicable surrender charge for each Policy Segment.

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	Beginning of year	Age at beginning of year	Policy face amount ($)	First year surrender charge rate per $1,000 ($)	Surrender charge in year one
Initial face amount	1	40	500,000	22.07	11,035.00
1st increase	6	45	200,000	25.55	5,110.00
2nd increase	11	50	100,000	30.19	3,019.00

All figures in the table are rounded to the nearest $.01.

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The following is a calculation of the surrender charge for this example. Note that the surrender charges are shown for Policy Years 1 through 20 only as, after the 20th Policy Year, surrender charges equal zero for the Initial Face Amount as well as for the two Face Amount increases.

Per $1,000 Surrender Charge Rates x Basic Sum Insured/1000

(actual surrender charge)

Policy year	Initial coverage ($)	First increase ($)	Second increase ($)	Total policy surrender charge ($)
1	11,035.00	0.00	0.00	11,035.00
2	10,245.00	0.00	0.00	10,245.00
3	9,460.00	0.00	0.00	9,460.00
4	8,670.00	0.00	0.00	8,670.00
5	7,880.00	0.00	0.00	7,880.00
6	7,065.00	5,110.00	0.00	12,175.00
7	6,075.00	4,744.00	0.00	10,819.00
8	5,085.00	4,380.00	0.00	9,465.00
9	4,095.00	4,014.00	0.00	8,109.00
10	3,105.00	3,648.00	0.00	6,753.00
11	3,105.00	3,284.00	3,019.00	9,408.00
12	2,360.00	2,828.00	2,804.00	7,992.00
13	1,570.00	2,372.00	2,588.00	6,530.00
14	780.00	1,916.00	2,372.00	5,068.00
15	0.00	1,460.00	2,156.00	3,616.00
16	0.00	1,458.00	1,941.00	3,399.00
17	0.00	1,092.00	1,725.00	2,817.00
18	0.00	728.00	1,477.00	2,205.00
19	0.00	362.00	1,219.00	1,581.00
20	0.00	0.00	961.00	961.00
21	0.00	0.00	862.00	862.00
22	0.00	0.00	646.00	646.00
23	0.00	0.00	430.00	430.00
24	0.00	0.00	214.00	214.00
25	0.00	0.00	0.00	0.00

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Cost of Insurance Charge

Changes in the health of the insured will not cause your cost of insurance charge to increase. Increases in the cost of insurance rates are not made to an individual Policy, but are made equally to all Policies where the insured people are of the same Attained Age, sex, Policy or Policy Segment duration, and underwriting class. We may increase this charge when we expect:

•	a higher number of deaths among people in a certain group

•	higher expenses or federal income taxes

•	a higher number of Policies that are allowed to lapse by their policyowners

•	an increase in state or local premium taxes

•	lower earnings

Generally, reducing the Net Amount at Risk results in lower charges for the cost of insurance. Decreasing the Net Amount at Risk partly depends on the death benefit option you choose. If you choose Option 1, in which the death benefit is the Face Amount of your Policy, you reduce the Net Amount at Risk when you pay premiums. That’s because premiums increase the Policy Account Value. If you choose Option 2, in which the death benefit can increase to more than the Face Amount, paying premiums will not affect the Net Amount at Risk. If you choose Option 3, in which the death benefit is the Face Amount of your Policy plus your Net Accumulated Premiums, your Net Amount at Risk could be lower if your investments perform well.

The Net Amount at Risk can increase, for example, when we increase a Policy’s death benefit to meet the requirements of the Internal Revenue Code. See Death Benefit Options. A higher Net Amount at Risk results in higher deductions for cost of insurance.

There may be different cost of insurance rates for the initial Face Amount of your Policy and for each subsequent increase in the Face Amount. As a result, we calculate the Net Amount at Risk separately for each segment of coverage.

Your Policy Account Value is allocated first to your Policy’s Basic Sum Insured, then to the Additional Sum Insured, and finally to each of the Policy Segments in the order that they were added to the Policy. Finally, we will allocate your Policy Account Value to any increase in death benefit caused by Section 7702 of the Internal Revenue Code. The maximum amount of your Policy Account Value that will be allocated to any one Policy Segment or to the Initial Face Amount is the amount that the Policy Segment or Initial Face Amount provides as a death benefit. For the purposes of determining the Net Amount at Risk, if the death benefit is increased due to the operation of death benefit Option 2 or 3, the increase will be allocated to the Basic Sum Insured. If the death benefit is further increased due to Section 7702 of the Internal Revenue Code the increase will be allocated to the most recent Policy Segment.

Actuarial Experts

The actuarial matters contained in this prospectus have been examined by Jess Geller, FSA, Vice President & Actuary, Individual Life , of GIAC. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

Communications We’ll Send You

Shortly after your first Policy Anniversary, and quarterly thereafter, we will send you an updated statement showing the following information:

•	the amount of your current death benefit

•	the instructions we have on file regarding where to invest your Net Premiums, and how much you have invested in each of the allocation options

•	your Policy Account Value, Cash Surrender Value and Net Cash Surrender Value

•	the amount you have paid in Policy premiums and the charges that we have deducted, since the last Policy Anniversary, or quarter, as applicable

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•	a summary of any transfers or partial withdrawals, loans or loan repayments that you have made since your last annual statement

•	the total of any outstanding Policy Debt that you owe us

•	the interest rate for allocations to the fixed-rate option.

•	the interest credited to each matured Indexed Segment

Twice a year we will send you reports containing the financial statements of the underlying funds. The annual reports will contain audited financial statements.

We will confirm in writing receipt of your Policy premiums and any transfers or other transactions. However, you will not automatically receive a confirmation statement for premium payments paid through the pre-authorized checking plan; these confirmation statements will be mailed only upon request. We will also write you to request a required payment to keep your Policy from lapsing.

If several members of the same household own a Policy, we may send only one annual report, semi-annual report, and prospectus to that address unless you instruct us otherwise. You may receive additional copies by calling or writing our Customer Service Office.

Advertising Practices

In our advertisements and sales materials for the Policies we may include:

•	articles or reports on variable life insurance in general, or specifically, and any other information published in business or general information publications

•	relevant indices or rankings of investment securities or similar groups of funds

•	comparisons of the variable investment options with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies, and

•	comparisons with other investments, including those guaranteed by various governments.

We may use the past performance of the variable investment options and funds to promote the policies. This data is not indicative of the performance of the funds or the policies in the future or the investment experience of individual policyowners.

We may feature individual funds and their managers, and describe the asset levels and sales volumes of GIAC, PAS and others in the investment industry. We may also refer to past, current, or prospective economic trends and investment performance, and any other information that may be of interest.

Advertisements and sales literature about the variable life policies and the Separate Account may also refer to ratings given to GIAC by insurance company rating and/or ranking organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Services

•	A.M. Best & Co.

•	Duff & Phelps

•	Comdex

These ratings relate only to GIAC’s ability to meet its obligations under the Policy’s fixed-rate and indexed options and to pay death benefits provided under the Policy, not to the performance or safety of the variable investment options.

From time to time, advertisements or sales literature for the Policy may quote historical performance data of one or more of the underlying funds, and may include Cash Surrender Values and death benefit figures computed using the same methodology as is used in illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the illustrations. This information may be shown in the form of graphs, charts, tables, and examples. Any such

B-16

information is intended to show the Policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

Yield figures may be quoted for investments in shares of the Fidelity VIP Government Money Market Portfolio and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the Fidelity VIP Government Money Market Portfolio investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the Fidelity VIP Government Money Market Portfolio investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an accumulation unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

Legal Matters

The legal validity of the Policy, has been confirmed by Richard T. Potter, Jr., Senior Vice President and Counsel of GIAC.

Financial Statements

The GIAC consolidated financial statements contained in this Statement of Additional Information should only be used to determine our ability to meet our obligations under the Policies, and not as an indication of the investment experience of the Separate Account.

Experts

The statutory basis financial statements of GIAC as of December 31, 2015 and 2014 and for each of the two years in the period ended December 31, 2015, and the financial statements and financial highlights of Separate Account N of GIAC as of December 31, 2015 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-17

APPENDIX A

Surrender Charge Tables

Male Preferred Plus, Preferred

Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
18	14.42	13.39	12.35	11.32	10.29	9.26	8.23	7.20	6.17	5.14	4.11	3.08	2.05	1.02	—
19	14.63	13.59	12.54	11.49	10.45	9.40	8.36	7.31	6.26	5.22	4.17	3.12	2.08	1.03	—
20	14.81	13.75	12.69	11.63	10.57	9.51	8.45	7.40	6.34	5.28	4.22	3.16	2.10	1.04	—
21	14.99	13.92	12.85	11.78	10.70	9.63	8.56	7.49	6.42	5.34	4.27	3.20	2.13	1.06	—
22	15.24	14.15	13.06	11.97	10.88	9.79	8.70	7.61	6.52	5.43	4.34	3.25	2.16	1.07	—
23	15.45	14.35	13.24	12.14	11.03	9.93	8.82	7.72	6.61	5.51	4.40	3.30	2.19	1.09	—
24	15.72	14.60	13.48	12.35	11.23	10.10	8.98	7.85	6.73	5.61	4.48	3.36	2.23	1.11	—
25	16.01	14.87	13.72	12.58	11.43	10.29	9.14	8.00	6.85	5.71	4.56	3.42	2.27	1.13	—
26	16.26	15.10	13.94	12.78	11.61	10.45	9.29	8.12	6.96	5.80	4.64	3.47	2.31	1.15	—
27	16.58	15.40	14.21	13.03	11.84	10.66	9.47	8.28	7.10	5.91	4.73	3.54	2.36	1.17	—
28	16.86	15.66	14.45	13.24	12.04	10.83	9.63	8.42	7.22	6.01	4.81	3.60	2.40	1.19	—
29	17.16	15.93	14.71	13.48	12.25	11.03	9.80	8.57	7.35	6.12	4.89	3.67	2.44	1.21	—
30	17.48	16.23	14.98	13.73	12.48	11.23	9.98	8.73	7.46	6.02	4.98	3.73	2.48	1.23	—
31	17.87	16.59	15.31	14.04	12.76	11.48	10.20	8.93	7.65	6.37	5.09	3.82	2.54	1.26	—
32	18.23	16.93	15.63	14.32	13.02	11.72	10.41	9.11	7.80	6.30	5.20	3.90	2.59	1.29	—
33	18.67	17.34	16.00	14.67	13.33	12.00	10.66	9.33	7.99	6.66	5.32	3.99	2.65	1.32	—
34	19.08	17.72	16.35	14.99	13.62	12.26	10.90	9.53	8.17	6.68	5.44	4.08	2.71	1.35	—
35	19.52	18.12	16.73	15.33	13.94	12.54	11.15	9.75	8.24	6.62	5.57	4.17	2.78	1.38	—
36	19.98	18.55	17.12	15.70	14.27	12.84	11.41	9.95	8.27	6.59	5.70	4.27	2.84	1.41	—
37	20.42	18.96	17.50	16.04	14.58	13.12	11.42	9.62	7.82	6.02	5.82	4.36	2.90	1.44	—
38	20.94	19.44	17.94	16.45	14.95	13.45	11.63	9.77	7.91	6.05	5.97	4.47	2.98	1.48	—
39	21.49	19.95	18.42	16.88	15.34	13.80	11.88	9.96	8.04	6.12	6.12	4.59	3.06	1.52	—
40	22.07	20.49	18.92	17.34	15.76	14.13	12.15	10.17	8.19	6.21	6.21	4.72	3.14	1.56	—
41	22.69	21.07	19.45	17.82	16.20	14.51	12.47	10.43	8.39	6.35	6.35	4.85	3.23	1.61	—
42	23.34	21.68	20.01	18.34	16.67	14.93	12.83	10.73	8.63	6.53	6.53	4.99	3.32	1.65	—
43	24.04	22.32	20.60	18.88	17.17	15.38	13.22	11.06	8.90	6.74	6.74	5.14	3.42	1.70	—
44	24.82	23.05	21.28	19.50	17.73	15.95	14.05	11.89	9.73	7.57	7.08	5.31	3.53	1.76	—
45	25.55	23.72	21.90	20.07	18.24	16.42	14.14	11.86	9.58	7.30	7.29	5.46	3.64	1.81	—
46	26.42	24.53	22.64	20.75	18.87	16.98	15.06	12.78	10.50	8.22	7.54	5.65	3.76	1.87	—
47	27.29	25.34	23.39	21.44	19.49	17.54	15.59	13.30	10.96	8.62	7.79	5.84	3.89	1.94	—
48	28.16	26.14	24.13	22.12	20.11	18.09	15.88	13.42	10.96	8.50	8.03	6.02	4.01	2.00	—
49	29.14	27.06	24.97	22.89	20.81	18.73	16.58	14.06	11.54	9.02	8.31	6.23	4.15	2.07	—
50	30.19	28.04	25.88	23.72	21.56	19.41	17.25	14.77	12.19	9.61	8.62	6.46	4.30	2.14	—
51	31.27	29.03	26.80	24.56	22.33	20.10	17.81	15.11	12.41	9.71	8.92	6.69	4.45	2.22	—
52	32.47	30.15	27.83	25.51	23.19	20.87	18.55	15.98	13.22	10.46	9.27	6.95	4.63	2.31	—
53	33.70	31.29	28.88	26.47	24.07	21.66	19.25	16.49	13.61	10.73	9.62	7.21	4.80	2.39	—
54	35.06	32.56	30.05	27.55	25.04	22.54	20.03	17.52	14.59	11.65	10.01	7.50	5.00	2.49	—
55	36.46	33.86	31.25	28.65	26.04	23.44	20.83	18.21	15.15	12.09	10.41	7.80	5.20	2.59	—
56	37.95	35.24	32.52	29.81	27.10	24.39	21.68	18.97	15.80	12.62	10.83	8.12	5.41	2.70	—
57	39.53	36.70	33.88	31.05	28.23	25.40	22.58	19.76	16.55	13.25	11.28	8.46	5.63	2.81	—
58	41.21	38.26	35.32	32.37	29.43	26.49	23.54	20.60	17.41	13.99	11.76	8.82	5.87	2.93	—
59	43.01	39.94	36.87	33.79	30.72	27.65	24.57	21.09	17.37	13.65	12.28	9.21	6.13	3.06	—
60	44.90	41.69	38.48	35.26	31.66	27.82	23.98	20.14	16.30	12.46	12.46	9.61	6.40	3.19	—
61	46.89	42.69	38.72	34.83	30.81	26.79	22.77	18.75	14.73	10.71	10.71	10.06	6.70	3.34	—
62	46.76	42.49	38.36	34.16	29.96	25.76	21.56	17.36	13.16	8.96	8.96	8.96	7.02	3.50	—
63	46.63	42.25	37.87	33.49	29.11	24.73	20.35	15.97	11.59	7.21	7.21	7.21	7.21	3.67	—
64	46.50	41.94	37.38	32.82	28.26	23.70	19.14	14.58	10.02	5.46	5.46	5.46	5.46	3.69	—
65	46.33	41.53	36.73	31.93	27.13	22.33	17.53	12.73	7.93	3.13	3.13	3.13	3.13	3.13	—
66	46.16	41.12	36.08	31.04	26.00	20.96	15.92	10.88	5.84	0.80	0.80	0.80	0.80	0.80	—
67	45.98	40.70	35.42	30.14	24.86	19.58	14.30	9.02	3.74	—	—	—	—	—	—

B-18

APPENDIX A

Surrender Charge Tables

Male Preferred Plus, Preferred

Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
68	45.79	40.27	34.75	29.23	23.71	18.19	12.67	7.15	1.63	—	—	—	—	—	—
69	45.60	39.84	34.08	28.32	22.56	16.80	11.04	5.28	—	—	—	—	—	—	—
70	45.41	39.41	33.41	27.41	21.41	15.41	9.41	3.41	—	—	—	—	—	—	—
71	45.28	39.16	33.04	26.92	20.80	14.68	8.56	2.44	—	—	—	—	—	—	—
72	45.14	38.90	32.66	26.42	20.18	13.94	7.70	1.46	—	—	—	—	—	—	—
73	45.00	38.64	32.28	25.92	19.56	13.20	6.84	0.48	—	—	—	—	—	—	—
74	44.86	38.38	31.90	25.42	18.94	12.46	5.98	—	—	—	—	—	—	—	—
75	44.74	38.20	31.66	25.12	18.58	12.04	5.50	—	—	—	—	—	—	—	—
76	44.49	37.65	30.81	23.97	17.13	10.29	3.45	—	—	—	—	—	—	—	—
77	44.23	37.09	29.95	22.81	15.67	8.53	1.39	—	—	—	—	—	—	—	—
78	43.93	36.43	28.93	21.43	13.93	6.43	—	—	—	—	—	—	—	—	—
79	43.63	35.77	27.91	20.05	12.19	4.33	—	—	—	—	—	—	—	—	—
80	43.32	35.10	26.88	18.66	10.44	2.22	—	—	—	—	—	—	—	—	—

Male Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
0	11.74	10.90	10.06	9.22	8.38	7.54	6.70	5.86	5.02	4.18	3.34	2.50	1.66	0.82	—
1	11.82	10.97	10.13	9.28	8.44	7.59	6.75	5.90	5.06	4.21	3.37	2.52	1.68	0.83	—
2	11.92	11.07	10.21	9.36	8.51	7.66	6.80	5.95	5.10	4.25	3.39	2.54	1.69	0.84	—
3	12.03	11.17	10.31	9.45	8.59	7.73	6.87	6.01	5.15	4.29	3.43	2.57	1.71	0.85	—
4	12.16	11.29	10.42	9.55	8.68	7.81	6.94	6.07	5.20	4.33	3.46	2.59	1.72	0.85	—
5	12.29	11.42	10.54	9.66	8.78	7.90	7.02	6.14	5.26	4.38	3.50	2.62	1.74	0.86	—
6	12.44	11.55	10.66	9.77	8.88	7.99	7.10	6.21	5.32	4.43	3.54	2.65	1.76	0.87	—
7	12.58	11.68	10.78	9.88	8.98	8.08	7.18	6.28	5.38	4.48	3.58	2.68	1.78	0.88	—
8	12.74	11.83	10.91	10.00	9.09	8.18	7.27	6.36	5.45	4.54	3.63	2.72	1.81	0.90	—
9	12.85	11.93	11.01	10.09	9.17	8.25	7.33	6.42	5.50	4.58	3.66	2.74	1.82	0.90	—
10	13.01	12.08	11.15	10.22	9.29	8.36	7.43	6.50	5.57	4.64	3.71	2.78	1.85	0.92	—
11	13.19	12.25	11.30	10.36	9.42	8.47	7.53	6.59	5.64	4.70	3.76	2.81	1.87	0.93	—
12	13.32	12.37	11.41	10.46	9.51	8.56	7.60	6.65	5.70	4.75	3.79	2.84	1.89	0.94	—
13	13.46	12.49	11.53	10.57	9.61	8.64	7.68	6.72	5.76	4.80	3.83	2.87	1.91	0.95	—
14	13.65	12.67	11.70	10.72	9.75	8.77	7.79	6.82	5.84	4.87	3.89	2.91	1.94	0.96	—
15	13.85	12.86	11.87	10.88	9.89	8.90	7.91	6.92	5.93	4.94	3.95	2.96	1.97	0.98	—
16	14.00	13.00	12.00	11.00	10.00	8.99	7.99	6.99	5.99	4.99	3.99	2.99	1.99	0.99	—
17	14.21	13.19	12.17	11.16	10.14	9.13	8.11	7.10	6.08	5.06	4.05	3.03	2.02	1.00	—
18	14.42	13.39	12.35	11.32	10.29	9.26	8.23	7.20	6.17	5.14	4.11	3.08	2.05	1.02	—
19	14.63	13.59	12.54	11.49	10.45	9.40	8.36	7.31	6.26	5.22	4.17	3.12	2.08	1.03	—
20	14.81	13.75	12.69	11.63	10.57	9.51	8.45	7.40	6.34	5.28	4.22	3.16	2.10	1.04	—
21	14.99	13.92	12.85	11.78	10.70	9.63	8.56	7.49	6.42	5.34	4.27	3.20	2.13	1.06	—
22	15.24	14.15	13.06	11.97	10.88	9.79	8.70	7.61	6.52	5.43	4.34	3.25	2.16	1.07	—
23	15.45	14.35	13.24	12.14	11.03	9.93	8.82	7.72	6.61	5.51	4.40	3.30	2.19	1.09	—
24	15.72	14.60	13.48	12.35	11.23	10.10	8.98	7.85	6.73	5.61	4.48	3.36	2.23	1.11	—
25	16.01	14.87	13.72	12.58	11.43	10.29	9.14	8.00	6.85	5.71	4.56	3.42	2.27	1.13	—
26	16.26	15.10	13.94	12.78	11.61	10.45	9.29	8.12	6.96	5.80	4.64	3.47	2.31	1.15	—
27	16.58	15.40	14.21	13.03	11.84	10.66	9.47	8.28	7.10	5.91	4.73	3.54	2.36	1.17	—
28	16.86	15.66	14.45	13.24	12.04	10.83	9.63	8.42	7.22	6.01	4.81	3.60	2.40	1.19	—
29	17.16	15.93	14.71	13.48	12.25	11.03	9.80	8.57	7.35	6.12	4.89	3.67	2.44	1.21	—
30	17.48	16.23	14.98	13.73	12.48	11.23	9.98	8.73	7.46	6.02	4.98	3.73	2.48	1.23	—
31	17.87	16.59	15.31	14.04	12.76	11.48	10.20	8.93	7.65	6.37	5.09	3.82	2.54	1.26	—
32	18.23	16.93	15.63	14.32	13.02	11.72	10.41	9.11	7.80	6.30	5.20	3.90	2.59	1.29	—

B-19

APPENDIX A

Surrender Charge Tables

Male Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
33	18.67	17.34	16.00	14.67	13.33	12.00	10.66	9.33	7.99	6.66	5.32	3.99	2.65	1.32	—
34	19.08	17.72	16.35	14.99	13.62	12.26	10.90	9.53	8.17	6.68	5.44	4.08	2.71	1.35	—
35	19.52	18.12	16.73	15.33	13.94	12.54	11.15	9.75	8.24	6.62	5.57	4.17	2.78	1.38	—
36	19.98	18.55	17.12	15.70	14.27	12.84	11.41	9.95	8.27	6.59	5.70	4.27	2.84	1.41	—
37	20.42	18.96	17.50	16.04	14.58	13.12	11.42	9.62	7.82	6.02	5.82	4.36	2.90	1.44	—
38	20.94	19.44	17.94	16.45	14.95	13.45	11.63	9.77	7.91	6.05	5.97	4.47	2.98	1.48	—
39	21.49	19.95	18.42	16.88	15.34	13.80	11.88	9.96	8.04	6.12	6.12	4.59	3.06	1.52	—
40	22.07	20.49	18.92	17.34	15.76	14.13	12.15	10.17	8.19	6.21	6.21	4.72	3.14	1.56	—
41	22.69	21.07	19.45	17.82	16.20	14.51	12.47	10.43	8.39	6.35	6.35	4.85	3.23	1.61	—
42	23.34	21.68	20.01	18.34	16.67	14.93	12.83	10.73	8.63	6.53	6.53	4.99	3.32	1.65	—
43	24.04	22.32	20.60	18.88	17.17	15.38	13.22	11.06	8.90	6.74	6.74	5.14	3.42	1.70	—
44	24.82	23.05	21.28	19.50	17.73	15.95	14.05	11.89	9.73	7.57	7.08	5.31	3.53	1.76	—
45	25.55	23.72	21.90	20.07	18.24	16.42	14.14	11.86	9.58	7.30	7.29	5.46	3.64	1.81	—
46	26.42	24.53	22.64	20.75	18.87	16.98	15.06	12.78	10.50	8.22	7.54	5.65	3.76	1.87	—
47	27.29	25.34	23.39	21.44	19.49	17.54	15.59	13.30	10.96	8.62	7.79	5.84	3.89	1.94	—
48	28.16	26.14	24.13	22.12	20.11	18.09	15.88	13.42	10.96	8.50	8.03	6.02	4.01	2.00	—
49	29.14	27.06	24.97	22.89	20.81	18.73	16.58	14.06	11.54	9.02	8.31	6.23	4.15	2.07	—
50	30.19	28.04	25.88	23.72	21.56	19.41	17.25	14.77	12.19	9.61	8.62	6.46	4.30	2.14	—
51	31.27	29.03	26.80	24.56	22.33	20.10	17.81	15.11	12.41	9.71	8.92	6.69	4.45	2.22	—
52	32.47	30.15	27.83	25.51	23.19	20.87	18.55	15.98	13.22	10.46	9.27	6.95	4.63	2.31	—
53	33.70	31.29	28.88	26.47	24.07	21.66	19.25	16.49	13.61	10.73	9.62	7.21	4.80	2.39	—
54	35.06	32.56	30.05	27.55	25.04	22.54	20.03	17.52	14.59	11.65	10.01	7.50	5.00	2.49	—
55	36.46	33.86	31.25	28.65	26.04	23.44	20.83	18.21	15.15	12.09	10.41	7.80	5.20	2.59	—
56	37.95	35.24	32.52	29.81	27.10	24.39	21.68	18.97	15.80	12.62	10.83	8.12	5.41	2.70	—
57	39.53	36.70	33.88	31.05	28.23	25.40	22.58	19.76	16.55	13.25	11.28	8.46	5.63	2.81	—
58	41.21	38.26	35.32	32.37	29.43	26.49	23.54	20.60	17.41	13.99	11.76	8.82	5.87	2.93	—
59	43.01	39.94	36.87	33.79	30.72	27.65	24.57	21.09	17.37	13.65	12.28	9.21	6.13	3.06	—
60	44.90	41.69	38.48	35.26	31.66	27.82	23.98	20.14	16.30	12.46	12.46	9.61	6.40	3.19	—
61	46.89	42.69	38.72	34.83	30.81	26.79	22.77	18.75	14.73	10.71	10.71	10.06	6.70	3.34	—
62	46.76	42.49	38.36	34.16	29.96	25.76	21.56	17.36	13.16	8.96	8.96	8.96	7.02	3.50	—
63	46.63	42.25	37.87	33.49	29.11	24.73	20.35	15.97	11.59	7.21	7.21	7.21	7.21	3.67	—
64	46.50	41.94	37.38	32.82	28.26	23.70	19.14	14.58	10.02	5.46	5.46	5.46	5.46	3.69	—
65	46.33	41.53	36.73	31.93	27.13	22.33	17.53	12.73	7.93	3.13	3.13	3.13	3.13	3.13	—
66	46.16	41.12	36.08	31.04	26.00	20.96	15.92	10.88	5.84	0.80	0.80	0.80	0.80	0.80	—
67	45.98	40.70	35.42	30.14	24.86	19.58	14.30	9.02	3.74	—	—	—	—	—	—
68	45.79	40.27	34.75	29.23	23.71	18.19	12.67	7.15	1.63	—	—	—	—	—	—
69	45.60	39.84	34.08	28.32	22.56	16.80	11.04	5.28	—	—	—	—	—	—	—
70	45.41	39.41	33.41	27.41	21.41	15.41	9.41	3.41	—	—	—	—	—	—	—
71	45.28	39.16	33.04	26.92	20.80	14.68	8.56	2.44	—	—	—	—	—	—	—
72	45.14	38.90	32.66	26.42	20.18	13.94	7.70	1.46	—	—	—	—	—	—	—
73	45.00	38.64	32.28	25.92	19.56	13.20	6.84	0.48	—	—	—	—	—	—	—
74	44.86	38.38	31.90	25.42	18.94	12.46	5.98	—	—	—	—	—	—	—	—
75	44.74	38.20	31.66	25.12	18.58	12.04	5.50	—	—	—	—	—	—	—	—
76	44.49	37.65	30.81	23.97	17.13	10.29	3.45	—	—	—	—	—	—	—	—
77	44.23	37.09	29.95	22.81	15.67	8.53	1.39	—	—	—	—	—	—	—	—
78	43.93	36.43	28.93	21.43	13.93	6.43	—	—	—	—	—	—	—	—	—
79	43.63	35.77	27.91	20.05	12.19	4.33	—	—	—	—	—	—	—	—	—
80	43.32	35.10	26.88	18.66	10.44	2.22	—	—	—	—	—	—	—	—	—
81	43.40	34.82	26.24	17.66	9.08	0.50	—	—	—	—	—	—	—	—	—
82	43.10	34.16	25.22	16.28	7.34	—	—	—	—	—	—	—	—	—	—

B-20

APPENDIX A

Surrender Charge Tables

Male Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
83	42.81	33.51	24.21	14.91	5.61	—	—	—	—	—	—	—	—	—	—
84	42.57	32.97	23.37	13.77	4.17	—	—	—	—	—	—	—	—	—	—
85	42.35	32.45	22.55	12.65	2.75	—	—	—	—	—	—	—	—	—	—

Male Smoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
18	16.07	14.92	13.77	12.63	11.48	10.33	9.18	8.03	6.88	5.73	4.58	3.43	2.28	1.13	—
19	16.37	15.20	14.03	12.86	11.69	10.52	9.35	8.18	7.01	5.84	4.67	3.50	2.33	1.16	—
20	16.61	15.43	14.24	13.05	11.86	10.67	9.49	8.30	7.11	5.92	4.74	3.55	2.36	1.17	—
21	16.87	15.67	14.46	13.26	12.05	10.84	9.64	8.43	7.22	6.02	4.81	3.60	2.40	1.19	—
22	17.20	15.97	14.74	13.51	12.28	11.05	9.82	8.59	7.36	6.13	4.90	3.67	2.44	1.21	—
23	17.49	16.24	14.99	13.74	12.49	11.24	9.99	8.74	7.49	6.24	4.99	3.74	2.49	1.24	—
24	17.85	16.57	15.30	14.02	12.74	11.47	10.19	8.92	7.64	6.36	5.09	3.81	2.54	1.26	—
25	18.22	16.92	15.62	14.31	13.01	11.71	10.41	9.10	7.80	6.50	5.20	3.89	2.59	1.29	—
26	18.56	17.23	15.90	14.58	13.25	11.92	10.60	9.27	7.94	6.62	5.29	3.96	2.64	1.31	—
27	18.96	17.61	16.25	14.90	13.54	12.18	10.83	9.47	8.12	6.76	5.41	4.05	2.70	1.34	—
28	19.33	17.95	16.57	15.19	13.80	12.42	11.04	9.66	8.28	6.89	5.51	4.13	2.75	1.37	—
29	19.73	18.32	16.91	15.50	14.09	12.68	11.27	9.86	8.45	7.04	5.63	4.22	2.81	1.40	—
30	20.15	18.71	17.27	15.83	14.39	12.95	11.51	10.07	8.63	7.19	5.75	4.31	2.87	1.43	—
31	20.65	19.18	17.70	16.22	14.75	13.27	11.79	10.32	8.84	7.37	5.89	4.41	2.94	1.46	—
32	21.13	19.62	18.11	16.60	15.09	13.58	12.07	10.56	9.05	7.54	6.03	4.52	3.01	1.50	—
33	21.70	20.15	18.60	17.05	15.49	13.94	12.39	10.84	9.29	7.74	6.19	4.64	3.09	1.54	—
34	22.24	20.65	19.06	17.47	15.88	14.29	12.70	11.11	9.52	7.93	6.34	4.75	3.16	1.57	—
35	22.82	21.19	19.56	17.93	16.30	14.67	13.04	11.40	9.77	8.14	6.51	4.88	3.25	1.62	—
36	23.44	21.76	20.09	18.41	16.74	15.06	13.39	11.71	10.04	8.36	6.69	5.01	3.34	1.66	—
37	24.04	22.32	20.60	18.88	17.17	15.45	13.73	12.01	10.29	8.58	6.86	5.14	3.42	1.70	—
38	24.73	22.96	21.19	19.43	17.66	15.89	14.12	12.36	10.59	8.82	7.05	5.29	3.52	1.75	—
39	25.46	23.64	21.82	20.00	18.18	16.36	14.54	12.72	10.90	9.08	7.26	5.44	3.62	1.80	—
40	26.24	24.36	22.49	20.61	18.74	16.86	14.99	13.11	11.24	9.36	7.49	5.61	3.74	1.86	—
41	27.05	25.12	23.19	21.25	19.32	17.39	15.45	13.52	11.59	9.65	7.72	5.79	3.85	1.92	—
42	27.87	25.88	23.88	21.89	19.90	17.91	15.92	13.93	11.93	9.94	7.95	5.96	3.97	1.98	—
43	28.78	26.72	24.67	22.61	20.55	18.50	16.44	14.38	12.33	10.27	8.21	6.16	4.10	2.04	—
44	29.69	27.57	25.45	23.32	21.20	19.08	16.96	14.84	12.72	10.59	8.47	6.35	4.23	2.11	—
45	30.70	28.51	26.31	24.12	21.93	19.73	17.54	15.34	13.15	10.96	8.76	6.57	4.37	2.18	—
46	31.77	29.50	27.23	24.96	22.69	20.42	18.15	15.88	13.61	11.34	9.07	6.80	4.53	2.26	—
47	32.84	30.49	28.15	25.80	23.45	21.11	18.76	16.41	14.07	11.72	9.37	7.03	4.68	2.33	—
48	33.98	31.55	29.12	26.69	24.26	21.84	19.41	16.98	14.55	12.12	9.70	7.27	4.84	2.41	—
49	35.25	32.73	30.21	27.69	25.17	22.65	20.13	17.62	15.10	12.58	10.06	7.54	5.02	2.50	—
50	36.56	33.94	31.33	28.72	26.11	23.49	20.88	18.27	15.66	13.05	10.43	7.82	5.21	2.60	—
51	38.01	35.29	32.58	29.86	27.14	24.43	21.71	19.00	16.28	13.56	10.85	8.13	5.42	2.70	—
52	39.50	36.68	33.86	31.03	28.21	25.39	22.57	19.74	16.92	14.10	11.28	8.45	5.63	2.81	—
53	41.09	38.15	35.22	32.28	29.34	26.41	23.47	20.54	17.60	14.66	11.73	8.79	5.86	2.92	—
54	42.82	39.76	36.70	33.64	30.58	27.52	24.46	21.40	18.34	15.28	12.22	9.16	6.10	3.04	—
55	44.65	41.46	38.27	35.08	31.89	28.70	25.51	22.32	19.13	15.94	12.75	9.56	6.37	3.18	—
56	46.58	43.25	39.75	36.20	32.83	29.64	26.61	23.28	19.95	16.63	13.30	9.97	6.64	3.31	—
57	47.33	43.35	39.57	35.98	32.59	29.38	26.35	22.97	19.49	16.01	13.86	10.39	6.92	3.45	—
58	47.23	43.20	39.38	35.76	32.34	29.10	25.63	22.03	18.43	14.83	14.46	10.84	7.22	3.60	—
59	47.13	43.04	39.18	35.52	32.06	28.53	24.81	21.09	17.37	13.65	13.65	11.31	7.53	3.76	—

B-21

APPENDIX A

Surrender Charge Tables

Male Smoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
60	47.02	42.88	38.96	35.26	31.66	27.82	23.98	20.14	16.30	12.46	12.46	11.28	7.51	3.75	—
61	46.89	42.69	38.72	34.83	30.81	26.79	22.77	18.75	14.73	10.71	10.71	10.71	7.48	3.73	—
62	46.76	42.49	38.36	34.16	29.96	25.76	21.56	17.36	13.16	8.96	8.96	8.96	7.46	3.72	—
63	46.63	42.25	37.87	33.49	29.11	24.73	20.35	15.97	11.59	7.21	7.21	7.21	7.21	3.71	—
64	46.50	41.94	37.38	32.82	28.26	23.70	19.14	14.58	10.02	5.46	5.46	5.46	5.46	3.69	—
65	46.33	41.53	36.73	31.93	27.13	22.33	17.53	12.73	7.93	3.13	3.13	3.13	3.13	3.13	—
66	46.16	41.12	36.08	31.04	26.00	20.96	15.92	10.88	5.84	0.80	0.80	0.80	0.80	0.80	—
67	45.98	40.70	35.42	30.14	24.86	19.58	14.30	9.02	3.74	—	—	—	—	—	—
68	45.79	40.27	34.75	29.23	23.71	18.19	12.67	7.15	1.63	—	—	—	—	—	—
69	45.60	39.84	34.08	28.32	22.56	16.80	11.04	5.28	—	—	—	—	—	—	—
70	45.41	39.41	33.41	27.41	21.41	15.41	9.41	3.41	—	—	—	—	—	—	—
71	45.28	39.16	33.04	26.92	20.80	14.68	8.56	2.44	—	—	—	—	—	—	—
72	45.14	38.90	32.66	26.42	20.18	13.94	7.70	1.46	—	—	—	—	—	—	—
73	45.00	38.64	32.28	25.92	19.56	13.20	6.84	0.48	—	—	—	—	—	—	—
74	44.86	38.38	31.90	25.42	18.94	12.46	5.98	—	—	—	—	—	—	—	—
75	44.74	38.20	31.66	25.12	18.58	12.04	5.50	—	—	—	—	—	—	—	—
76	44.49	37.65	30.81	23.97	17.13	10.29	3.45	—	—	—	—	—	—	—	—
77	44.23	37.09	29.95	22.81	15.67	8.53	1.39	—	—	—	—	—	—	—	—
78	43.93	36.43	28.93	21.43	13.93	6.43	—	—	—	—	—	—	—	—	—
79	43.63	35.77	27.91	20.05	12.19	4.33	—	—	—	—	—	—	—	—	—
80	43.32	35.10	26.88	18.66	10.44	2.22	—	—	—	—	—	—	—	—	—

Female Preferred Plus, Preferred
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
18	13.55	12.58	11.61	10.64	9.68	8.71	7.74	6.77	5.80	4.83	3.86	2.89	1.92	0.95	—
19	13.70	12.72	11.74	10.76	9.78	8.80	7.82	6.84	5.86	4.88	3.90	2.92	1.94	0.96	—
20	13.90	12.91	11.91	10.92	9.93	8.93	7.94	6.94	5.95	4.96	3.96	2.97	1.97	0.98	—
21	14.12	13.11	12.10	11.09	10.08	9.07	8.06	7.05	6.04	5.03	4.02	3.01	2.00	0.99	—
22	14.34	13.32	12.29	11.27	10.24	9.21	8.19	7.16	6.14	5.11	4.09	3.06	2.04	1.01	—
23	14.58	13.54	12.49	11.45	10.41	9.37	8.32	7.28	6.24	5.20	4.15	3.11	2.07	1.03	—
24	14.83	13.77	12.71	11.65	10.59	9.53	8.47	7.41	6.35	5.29	4.23	3.17	2.11	1.05	—
25	15.08	14.01	12.93	11.85	10.77	9.69	8.61	7.53	6.46	5.38	4.30	3.22	2.14	1.06	—
26	15.30	14.21	13.12	12.02	10.93	9.83	8.74	7.64	6.55	5.46	4.36	3.27	2.17	1.08	—
27	15.54	14.42	13.31	12.20	11.09	9.98	8.87	7.76	6.65	5.54	4.43	3.32	2.21	1.10	—
28	15.78	14.65	13.52	12.40	11.27	10.14	9.01	7.88	6.75	5.63	4.50	3.37	2.24	1.11	—
29	16.04	14.89	13.75	12.60	11.45	10.31	9.16	8.01	6.87	5.72	4.57	3.43	2.28	1.13	—
30	16.31	15.15	13.98	12.82	11.65	10.48	9.32	8.15	6.98	5.82	4.65	3.48	2.32	1.15	—
31	16.66	15.47	14.28	13.09	11.89	10.70	9.51	8.32	7.13	5.94	4.75	3.56	2.37	1.18	—
32	16.96	15.75	14.54	13.33	12.11	10.90	9.69	8.47	7.26	6.00	4.84	3.62	2.41	1.20	—
33	17.34	16.10	14.86	13.62	12.38	11.14	9.90	8.66	7.42	6.18	4.94	3.70	2.46	1.22	—
34	17.69	16.42	15.16	13.89	12.63	11.36	10.10	8.84	7.57	6.24	5.04	3.78	2.51	1.25	—
35	18.05	16.76	15.47	14.18	12.89	11.60	10.31	9.02	7.61	6.11	5.15	3.86	2.57	1.28	—
36	18.43	17.11	15.80	14.48	13.16	11.84	10.53	9.11	7.55	5.99	5.26	3.94	2.62	1.30	—
37	18.78	17.44	16.10	14.75	13.41	12.05	10.37	8.69	7.01	5.33	5.33	4.01	2.67	1.33	—
38	19.26	17.88	16.51	15.13	13.75	12.38	10.87	9.19	7.51	5.83	5.49	4.12	2.74	1.36	—
39	19.71	18.30	16.89	15.48	14.07	12.66	11.01	9.27	7.53	5.79	5.62	4.21	2.80	1.39	—
40	20.19	18.74	17.30	15.86	14.41	12.97	11.18	9.38	7.58	5.78	5.76	4.31	2.87	1.43	—
41	20.69	19.21	17.73	16.26	14.78	13.23	11.37	9.51	7.65	5.79	5.79	4.42	2.94	1.46	—

B-22

APPENDIX A

Surrender Charge Tables

Female Preferred Plus, Preferred
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
42	21.23	19.71	18.19	16.68	15.16	13.52	11.60	9.68	7.76	5.84	5.84	4.54	3.02	1.50	—
43	21.80	20.24	18.68	17.12	15.57	13.85	11.87	9.89	7.91	5.93	5.93	4.66	3.10	1.54	—
44	22.46	20.85	19.25	17.64	16.04	14.43	12.56	10.58	8.60	6.62	6.41	4.80	3.20	1.59	—
45	23.09	21.44	19.79	18.14	16.49	14.84	12.90	10.86	8.82	6.78	6.59	4.94	3.29	1.64	—
46	23.77	22.07	20.37	18.67	16.97	15.28	13.27	11.17	9.07	6.97	6.78	5.08	3.38	1.68	—
47	24.49	22.74	20.99	19.24	17.49	15.74	13.69	11.53	9.37	7.21	6.99	5.24	3.49	1.74	—
48	25.24	23.44	21.64	19.83	18.03	16.22	14.15	11.93	9.71	7.49	7.20	5.40	3.59	1.79	—
49	26.04	24.18	22.32	20.46	18.60	16.74	14.66	12.38	10.10	7.82	7.43	5.57	3.71	1.85	—
50	26.89	24.97	23.05	21.12	19.20	17.28	15.21	12.87	10.53	8.19	7.67	5.75	3.83	1.91	—
51	27.78	25.80	23.81	21.82	19.84	17.85	15.82	13.42	11.02	8.62	7.93	5.94	3.96	1.97	—
52	28.72	26.67	24.62	22.56	20.51	18.46	16.41	14.01	11.55	9.09	8.20	6.14	4.09	2.04	—
53	29.71	27.59	25.47	23.34	21.22	19.10	16.97	14.66	12.14	9.62	8.48	6.36	4.23	2.11	—
54	30.71	28.51	26.32	24.12	21.93	19.73	17.54	14.92	12.28	9.64	8.76	6.57	4.37	2.18	—
55	31.81	29.54	27.26	24.99	22.72	20.44	18.17	15.68	12.98	10.28	9.08	6.80	4.53	2.26	—
56	32.97	30.62	28.26	25.91	23.55	21.19	18.84	16.48	13.75	10.99	9.41	7.05	4.70	2.34	—
57	34.15	31.71	29.27	26.83	24.39	21.95	19.51	16.96	14.08	11.20	9.75	7.31	4.87	2.43	—
58	35.45	32.92	30.39	27.85	25.32	22.79	20.25	17.72	15.00	12.06	10.12	7.59	5.05	2.52	—
59	36.78	34.15	31.52	28.89	26.27	23.64	21.01	18.38	15.48	12.42	10.50	7.87	5.24	2.61	—
60	38.19	35.46	32.73	30.00	27.27	24.54	21.82	19.09	16.05	12.87	10.90	8.17	5.44	2.71	—
61	39.74	36.90	34.06	31.22	28.38	25.54	22.70	19.86	17.02	14.00	11.34	8.50	5.66	2.82	—
62	41.34	38.39	35.44	32.48	29.53	26.57	23.62	20.66	17.45	13.73	11.80	8.85	5.89	2.94	—
63	43.05	39.98	36.90	33.82	30.75	27.67	24.06	20.22	16.38	12.54	12.29	9.21	6.14	3.06	—
64	44.83	41.63	38.42	35.07	31.15	27.19	23.23	19.27	15.31	11.35	11.35	9.59	6.39	3.19	—
65	46.79	42.64	38.61	34.82	30.84	26.82	22.80	18.78	14.76	10.74	10.74	10.01	6.67	3.33	—
66	46.80	42.45	38.36	34.20	30.00	25.80	21.60	17.40	13.20	9.00	9.00	9.00	6.97	3.48	—
67	46.68	42.25	38.04	33.72	29.40	25.08	20.76	16.44	12.12	7.80	7.80	7.80	7.29	3.64	—
68	46.57	42.05	37.69	33.25	28.81	24.37	19.93	15.49	11.05	6.61	6.61	6.61	6.61	3.70	—
69	46.46	41.85	37.34	32.78	28.22	23.66	19.10	14.54	9.98	5.42	5.42	5.42	5.42	3.69	—
70	46.35	41.63	36.99	32.31	27.63	22.95	18.27	13.59	8.91	4.23	4.23	4.23	4.23	3.68	—
71	46.27	41.43	36.79	32.05	27.31	22.57	17.83	13.09	8.35	3.61	3.61	3.61	3.61	3.61	—
72	46.19	41.21	36.59	31.79	26.99	22.19	17.39	12.59	7.79	2.99	2.99	2.99	2.99	2.99	—
73	46.07	40.96	36.23	31.31	26.39	21.47	16.55	11.63	6.71	1.79	1.79	1.79	1.79	1.79	—
74	45.95	40.69	35.85	30.83	25.79	20.75	15.71	10.67	5.63	0.59	0.59	0.59	0.59	0.59	—
75	45.79	40.38	35.35	30.13	24.91	19.69	14.47	9.25	4.03	—	—	—	—	—	—
76	45.60	40.03	34.68	29.22	23.76	18.30	12.84	7.38	1.92	—	—	—	—	—	—
77	45.41	39.66	34.01	28.31	22.61	16.91	11.21	5.51	—	—	—	—	—	—	—
78	45.22	39.27	33.34	27.40	21.46	15.52	9.58	3.64	—	—	—	—	—	—	—
79	45.02	38.84	32.66	26.48	20.30	14.12	7.94	1.76	—	—	—	—	—	—	—
80	44.82	38.40	31.98	25.56	19.14	12.72	6.30	—	—	—	—	—	—	—	—

Female Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
0	11.31	10.50	9.69	8.88	8.07	7.26	6.46	5.65	4.84	4.03	3.22	2.41	1.60	0.79	—
1	11.39	10.57	9.76	8.95	8.13	7.32	6.50	5.69	4.87	4.06	3.24	2.43	1.61	0.80	—
2	11.48	10.66	9.84	9.02	8.20	7.37	6.55	5.73	4.91	4.09	3.27	2.45	1.63	0.81	—
3	11.58	10.75	9.92	9.09	8.27	7.44	6.61	5.78	4.95	4.13	3.30	2.47	1.64	0.81	—
4	11.69	10.85	10.01	9.18	8.34	7.51	6.67	5.84	5.00	4.16	3.33	2.49	1.66	0.82	—
5	11.80	10.95	10.11	9.27	8.42	7.58	6.74	5.89	5.05	4.20	3.36	2.52	1.67	0.83	—

B-23

APPENDIX A

Surrender Charge Tables

Female Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
6	11.92	11.06	10.21	9.36	8.51	7.65	6.80	5.95	5.10	4.25	3.39	2.54	1.69	0.84	—
7	12.04	11.18	10.32	9.46	8.59	7.73	6.87	6.01	5.15	4.29	3.43	2.57	1.71	0.85	—
8	12.11	11.25	10.38	9.51	8.65	7.78	6.91	6.05	5.18	4.32	3.45	2.58	1.72	0.85	—
9	12.25	11.37	10.49	9.62	8.74	7.87	6.99	6.12	5.24	4.36	3.49	2.61	1.74	0.86	—
10	12.33	11.45	10.57	9.69	8.80	7.92	7.04	6.16	5.28	4.39	3.51	2.63	1.75	0.87	—
11	12.48	11.58	10.69	9.80	8.91	8.01	7.12	6.23	5.34	4.45	3.55	2.66	1.77	0.88	—
12	12.63	11.72	10.82	9.92	9.01	8.11	7.21	6.31	5.40	4.50	3.60	2.69	1.79	0.89	—
13	12.73	11.82	10.91	10.00	9.09	8.18	7.27	6.36	5.45	4.54	3.63	2.72	1.81	0.90	—
14	12.89	11.97	11.05	10.13	9.20	8.28	7.36	6.44	5.52	4.59	3.67	2.75	1.83	0.91	—
15	13.06	12.13	11.19	10.26	9.32	8.39	7.46	6.52	5.59	4.65	3.72	2.79	1.85	0.92	—
16	13.18	12.24	11.30	10.35	9.41	8.47	7.53	6.58	5.64	4.70	3.76	2.81	1.87	0.93	—
17	13.36	12.41	11.45	10.50	9.54	8.58	7.63	6.67	5.72	4.76	3.81	2.85	1.90	0.94	—
18	13.55	12.58	11.61	10.64	9.68	8.71	7.74	6.77	5.80	4.83	3.86	2.89	1.92	0.95	—
19	13.70	12.72	11.74	10.76	9.78	8.80	7.82	6.84	5.86	4.88	3.90	2.92	1.94	0.96	—
20	13.90	12.91	11.91	10.92	9.93	8.93	7.94	6.94	5.95	4.96	3.96	2.97	1.97	0.98	—
21	14.12	13.11	12.10	11.09	10.08	9.07	8.06	7.05	6.04	5.03	4.02	3.01	2.00	0.99	—
22	14.34	13.32	12.29	11.27	10.24	9.21	8.19	7.16	6.14	5.11	4.09	3.06	2.04	1.01	—
23	14.58	13.54	12.49	11.45	10.41	9.37	8.32	7.28	6.24	5.20	4.15	3.11	2.07	1.03	—
24	14.83	13.77	12.71	11.65	10.59	9.53	8.47	7.41	6.35	5.29	4.23	3.17	2.11	1.05	—
25	15.08	14.01	12.93	11.85	10.77	9.69	8.61	7.53	6.46	5.38	4.30	3.22	2.14	1.06	—
26	15.30	14.21	13.12	12.02	10.93	9.83	8.74	7.64	6.55	5.46	4.36	3.27	2.17	1.08	—
27	15.54	14.42	13.31	12.20	11.09	9.98	8.87	7.76	6.65	5.54	4.43	3.32	2.21	1.10	—
28	15.78	14.65	13.52	12.40	11.27	10.14	9.01	7.88	6.75	5.63	4.50	3.37	2.24	1.11	—
29	16.04	14.89	13.75	12.60	11.45	10.31	9.16	8.01	6.87	5.72	4.57	3.43	2.28	1.13	—
30	16.31	15.15	13.98	12.82	11.65	10.48	9.32	8.15	6.98	5.82	4.65	3.48	2.32	1.15	—
31	16.66	15.47	14.28	13.09	11.89	10.70	9.51	8.32	7.13	5.94	4.75	3.56	2.37	1.18	—
32	16.96	15.75	14.54	13.33	12.11	10.90	9.69	8.47	7.26	6.00	4.84	3.62	2.41	1.20	—
33	17.34	16.10	14.86	13.62	12.38	11.14	9.90	8.66	7.42	6.18	4.94	3.70	2.46	1.22	—
34	17.69	16.42	15.16	13.89	12.63	11.36	10.10	8.84	7.57	6.24	5.04	3.78	2.51	1.25	—
35	18.05	16.76	15.47	14.18	12.89	11.60	10.31	9.02	7.61	6.11	5.15	3.86	2.57	1.28	—
36	18.43	17.11	15.80	14.48	13.16	11.84	10.53	9.11	7.55	5.99	5.26	3.94	2.62	1.30	—
37	18.78	17.44	16.10	14.75	13.41	12.05	10.37	8.69	7.01	5.33	5.33	4.01	2.67	1.33	—
38	19.26	17.88	16.51	15.13	13.75	12.38	10.87	9.19	7.51	5.83	5.49	4.12	2.74	1.36	—
39	19.71	18.30	16.89	15.48	14.07	12.66	11.01	9.27	7.53	5.79	5.62	4.21	2.80	1.39	—
40	20.19	18.74	17.30	15.86	14.41	12.97	11.18	9.38	7.58	5.78	5.76	4.31	2.87	1.43	—
41	20.69	19.21	17.73	16.26	14.78	13.23	11.37	9.51	7.65	5.79	5.79	4.42	2.94	1.46	—
42	21.23	19.71	18.19	16.68	15.16	13.52	11.60	9.68	7.76	5.84	5.84	4.54	3.02	1.50	—
43	21.80	20.24	18.68	17.12	15.57	13.85	11.87	9.89	7.91	5.93	5.93	4.66	3.10	1.54	—
44	22.46	20.85	19.25	17.64	16.04	14.43	12.56	10.58	8.60	6.62	6.41	4.80	3.20	1.59	—
45	23.09	21.44	19.79	18.14	16.49	14.84	12.90	10.86	8.82	6.78	6.59	4.94	3.29	1.64	—
46	23.77	22.07	20.37	18.67	16.97	15.28	13.27	11.17	9.07	6.97	6.78	5.08	3.38	1.68	—
47	24.49	22.74	20.99	19.24	17.49	15.74	13.69	11.53	9.37	7.21	6.99	5.24	3.49	1.74	—
48	25.24	23.44	21.64	19.83	18.03	16.22	14.15	11.93	9.71	7.49	7.20	5.40	3.59	1.79	—
49	26.04	24.18	22.32	20.46	18.60	16.74	14.66	12.38	10.10	7.82	7.43	5.57	3.71	1.85	—
50	26.89	24.97	23.05	21.12	19.20	17.28	15.21	12.87	10.53	8.19	7.67	5.75	3.83	1.91	—
51	27.78	25.80	23.81	21.82	19.84	17.85	15.82	13.42	11.02	8.62	7.93	5.94	3.96	1.97	—
52	28.72	26.67	24.62	22.56	20.51	18.46	16.41	14.01	11.55	9.09	8.20	6.14	4.09	2.04	—
53	29.71	27.59	25.47	23.34	21.22	19.10	16.97	14.66	12.14	9.62	8.48	6.36	4.23	2.11	—
54	30.71	28.51	26.32	24.12	21.93	19.73	17.54	14.92	12.28	9.64	8.76	6.57	4.37	2.18	—

B-24

APPENDIX A

Surrender Charge Tables

Female Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
55	31.81	29.54	27.26	24.99	22.72	20.44	18.17	15.68	12.98	10.28	9.08	6.80	4.53	2.26	—
56	32.97	30.62	28.26	25.91	23.55	21.19	18.84	16.48	13.75	10.99	9.41	7.05	4.70	2.34	—
57	34.15	31.71	29.27	26.83	24.39	21.95	19.51	16.96	14.08	11.20	9.75	7.31	4.87	2.43	—
58	35.45	32.92	30.39	27.85	25.32	22.79	20.25	17.72	15.00	12.06	10.12	7.59	5.05	2.52	—
59	36.78	34.15	31.52	28.89	26.27	23.64	21.01	18.38	15.48	12.42	10.50	7.87	5.24	2.61	—
60	38.19	35.46	32.73	30.00	27.27	24.54	21.82	19.09	16.05	12.87	10.90	8.17	5.44	2.71	—
61	39.74	36.90	34.06	31.22	28.38	25.54	22.70	19.86	17.02	14.00	11.34	8.50	5.66	2.82	—
62	41.34	38.39	35.44	32.48	29.53	26.57	23.62	20.66	17.45	13.73	11.80	8.85	5.89	2.94	—
63	43.05	39.98	36.90	33.82	30.75	27.67	24.06	20.22	16.38	12.54	12.29	9.21	6.14	3.06	—
64	44.83	41.63	38.42	35.07	31.15	27.19	23.23	19.27	15.31	11.35	11.35	9.59	6.39	3.19	—
65	46.79	42.64	38.61	34.82	30.84	26.82	22.80	18.78	14.76	10.74	10.74	10.01	6.67	3.33	—
66	46.80	42.45	38.36	34.20	30.00	25.80	21.60	17.40	13.20	9.00	9.00	9.00	6.97	3.48	—
67	46.68	42.25	38.04	33.72	29.40	25.08	20.76	16.44	12.12	7.80	7.80	7.80	7.29	3.64	—
68	46.57	42.05	37.69	33.25	28.81	24.37	19.93	15.49	11.05	6.61	6.61	6.61	6.61	3.70	—
69	46.46	41.85	37.34	32.78	28.22	23.66	19.10	14.54	9.98	5.42	5.42	5.42	5.42	3.69	—
70	46.35	41.63	36.99	32.31	27.63	22.95	18.27	13.59	8.91	4.23	4.23	4.23	4.23	3.68	—
71	46.27	41.43	36.79	32.05	27.31	22.57	17.83	13.09	8.35	3.61	3.61	3.61	3.61	3.61	—
72	46.19	41.21	36.59	31.79	26.99	22.19	17.39	12.59	7.79	2.99	2.99	2.99	2.99	2.99	—
73	46.07	40.96	36.23	31.31	26.39	21.47	16.55	11.63	6.71	1.79	1.79	1.79	1.79	1.79	—
74	45.95	40.69	35.85	30.83	25.79	20.75	15.71	10.67	5.63	0.59	0.59	0.59	0.59	0.59	—
75	45.79	40.38	35.35	30.13	24.91	19.69	14.47	9.25	4.03	—	—	—	—	—	—
76	45.60	40.03	34.68	29.22	23.76	18.30	12.84	7.38	1.92	—	—	—	—	—	—
77	45.41	39.66	34.01	28.31	22.61	16.91	11.21	5.51	—	—	—	—	—	—	—
78	45.22	39.27	33.34	27.40	21.46	15.52	9.58	3.64	—	—	—	—	—	—	—
79	45.02	38.84	32.66	26.48	20.30	14.12	7.94	1.76	—	—	—	—	—	—	—
80	44.82	38.40	31.98	25.56	19.14	12.72	6.30	—	—	—	—	—	—	—	—
81	44.94	38.34	31.74	25.14	18.54	11.94	5.34	—	—	—	—	—	—	—	—
82	44.70	37.80	30.90	24.00	17.10	10.20	3.30	—	—	—	—	—	—	—	—
83	44.51	37.43	30.35	23.27	16.19	9.11	2.03	—	—	—	—	—	—	—	—
84	44.22	36.78	29.34	21.90	14.46	7.02	—	—	—	—	—	—	—	—	—
85	43.90	36.04	28.18	20.32	12.46	4.60	—	—	—	—	—	—	—	—	—

Female Smoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
18	15.00	13.93	12.85	11.78	10.71	9.64	8.56	7.49	6.42	5.35	4.27	3.20	2.13	1.06	—
19	15.21	14.12	13.04	11.95	10.86	9.77	8.69	7.60	6.51	5.42	4.34	3.25	2.16	1.07	—
20	15.49	14.38	13.27	12.16	11.06	9.95	8.84	7.74	6.63	5.52	4.41	3.31	2.20	1.09	—
21	15.77	14.65	13.52	12.39	11.26	10.14	9.01	7.88	6.75	5.62	4.50	3.37	2.24	1.11	—
22	16.08	14.93	13.78	12.63	11.48	10.33	9.18	8.03	6.88	5.73	4.58	3.43	2.28	1.13	—
23	16.39	15.22	14.05	12.88	11.71	10.53	9.36	8.19	7.02	5.85	4.67	3.50	2.33	1.16	—
24	16.72	15.53	14.33	13.14	11.94	10.75	9.55	8.35	7.16	5.96	4.77	3.57	2.38	1.18	—
25	17.07	15.85	14.63	13.41	12.19	10.97	9.75	8.53	7.31	6.09	4.87	3.65	2.43	1.21	—
26	17.38	16.14	14.90	13.65	12.41	11.17	9.93	8.68	7.44	6.20	4.96	3.71	2.47	1.23	—
27	17.71	16.44	15.18	13.91	12.65	11.38	10.11	8.85	7.58	6.32	5.05	3.78	2.52	1.25	—
28	18.06	16.77	15.48	14.18	12.89	11.60	10.31	9.02	7.73	6.44	5.15	3.86	2.57	1.28	—
29	18.42	17.11	15.79	14.47	13.16	11.84	10.52	9.20	7.89	6.57	5.25	3.94	2.62	1.30	—
30	18.81	17.46	16.12	14.78	13.43	12.09	10.74	9.40	8.05	6.71	5.36	4.02	2.67	1.33	—

B-25

APPENDIX A

Surrender Charge Tables

Female Smoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
31	19.27	17.89	16.52	15.14	13.76	12.38	11.01	9.63	8.25	6.87	5.50	4.12	2.74	1.36	—
32	19.70	18.29	16.89	15.48	14.07	12.66	11.25	9.84	8.44	7.03	5.62	4.21	2.80	1.39	—
33	20.21	18.77	17.32	15.88	14.43	12.99	11.54	10.10	8.65	7.21	5.76	4.32	2.87	1.43	—
34	20.69	19.21	17.73	16.25	14.78	13.30	11.82	10.34	8.86	7.38	5.90	4.42	2.94	1.46	—
35	21.20	19.69	18.17	16.65	15.14	13.62	12.11	10.59	9.08	7.56	6.05	4.53	3.02	1.50	—
36	21.73	20.18	18.63	17.07	15.52	13.97	12.41	10.86	9.31	7.75	6.20	4.65	3.09	1.54	—
37	22.25	20.66	19.07	17.48	15.89	14.30	12.71	11.12	9.53	7.94	6.35	4.76	3.17	1.58	—
38	22.90	21.26	19.62	17.99	16.35	14.71	13.08	11.44	9.80	8.17	6.53	4.89	3.26	1.62	—
39	23.53	21.85	20.17	18.49	16.80	15.12	13.44	11.76	10.08	8.39	6.71	5.03	3.35	1.67	—
40	24.20	22.47	20.74	19.01	17.28	15.55	13.82	12.09	10.36	8.63	6.90	5.17	3.44	1.71	—
41	24.92	23.14	21.36	19.57	17.79	16.01	14.23	12.45	10.67	8.89	7.11	5.33	3.55	1.77	—
42	25.68	23.84	22.01	20.17	18.34	16.50	14.67	12.83	11.00	9.16	7.33	5.49	3.66	1.82	—
43	26.48	24.59	22.69	20.80	18.91	17.02	15.12	13.23	11.34	9.45	7.55	5.66	3.77	1.88	—
44	27.33	25.38	23.43	21.47	19.52	17.57	15.61	13.66	11.71	9.75	7.80	5.85	3.89	1.94	—
45	28.29	26.27	24.24	22.22	20.20	18.18	16.16	14.14	12.11	10.09	8.07	6.05	4.03	2.01	—
46	29.24	27.15	25.06	22.97	20.88	18.79	16.70	14.61	12.52	10.43	8.34	6.25	4.16	2.07	—
47	30.15	28.00	25.84	23.69	21.53	19.38	17.22	15.07	12.91	10.76	8.60	6.45	4.29	2.14	—
48	31.17	28.94	26.71	24.49	22.26	20.03	17.80	15.58	13.35	11.12	8.89	6.67	4.44	2.21	—
49	32.29	29.98	27.68	25.37	23.06	20.75	18.45	16.14	13.83	11.52	9.22	6.91	4.60	2.29	—
50	33.47	31.08	28.69	26.30	23.90	21.51	19.12	16.73	14.34	11.94	9.55	7.16	4.77	2.38	—
51	34.65	32.18	29.70	27.23	24.75	22.27	19.80	17.32	14.84	12.37	9.89	7.41	4.94	2.46	—
52	35.85	33.28	30.72	28.16	25.60	23.04	20.48	17.92	15.35	12.79	10.23	7.67	5.11	2.55	—
53	37.10	34.45	31.80	29.15	26.50	23.84	21.19	18.54	15.89	13.24	10.59	7.94	5.29	2.64	—
54	38.47	35.73	32.98	30.23	27.48	24.73	21.98	19.23	16.48	13.69	10.98	8.23	5.48	2.73	—
55	39.97	37.12	34.26	31.40	28.55	25.69	22.83	19.98	17.12	14.27	11.41	8.55	5.70	2.84	—
56	41.54	38.58	35.61	32.64	29.67	26.70	23.73	20.76	17.80	14.83	11.86	8.89	5.92	2.95	—
57	43.19	40.11	37.02	33.94	30.85	27.76	24.68	21.59	18.50	15.42	12.33	9.24	6.16	3.07	—
58	44.88	41.67	38.46	35.26	32.05	28.84	25.64	22.43	19.22	16.02	12.81	9.60	6.40	3.19	—
59	46.71	43.37	39.75	36.19	32.81	29.62	26.58	23.10	19.62	16.14	13.33	10.00	6.66	3.32	—
60	47.39	43.39	39.59	36.00	32.61	29.40	26.15	22.61	19.07	15.53	13.89	10.41	6.94	3.46	—
61	47.31	43.27	39.43	35.81	32.38	29.15	25.71	22.11	18.51	14.91	14.47	10.85	7.23	3.61	—
62	47.21	43.11	39.24	35.58	32.13	28.61	24.89	21.17	17.45	13.73	13.73	11.30	7.53	3.76	—
63	47.10	42.95	39.03	35.33	31.74	27.90	24.06	20.22	16.38	12.54	12.54	11.29	7.52	3.75	—
64	46.99	42.78	38.81	35.07	31.15	27.19	23.23	19.27	15.31	11.35	11.35	11.26	7.50	3.74	—
65	46.92	42.64	38.61	34.82	30.84	26.82	22.80	18.78	14.76	10.74	10.74	10.74	7.49	3.74	—
66	46.80	42.45	38.36	34.20	30.00	25.80	21.60	17.40	13.20	9.00	9.00	9.00	7.46	3.72	—
67	46.68	42.25	38.04	33.72	29.40	25.08	20.76	16.44	12.12	7.80	7.80	7.80	7.44	3.71	—
68	46.57	42.05	37.69	33.25	28.81	24.37	19.93	15.49	11.05	6.61	6.61	6.61	6.61	3.70	—
69	46.46	41.85	37.34	32.78	28.22	23.66	19.10	14.54	9.98	5.42	5.42	5.42	5.42	3.69	—
70	46.35	41.63	36.99	32.31	27.63	22.95	18.27	13.59	8.91	4.23	4.23	4.23	4.23	3.68	—
71	46.27	41.43	36.79	32.05	27.31	22.57	17.83	13.09	8.35	3.61	3.61	3.61	3.61	3.61	—
72	46.19	41.21	36.59	31.79	26.99	22.19	17.39	12.59	7.79	2.99	2.99	2.99	2.99	2.99	—
73	46.07	40.96	36.23	31.31	26.39	21.47	16.55	11.63	6.71	1.79	1.79	1.79	1.79	1.79	—
74	45.95	40.69	35.85	30.83	25.79	20.75	15.71	10.67	5.63	0.59	0.59	0.59	0.59	0.59	—
75	45.79	40.38	35.35	30.13	24.91	19.69	14.47	9.25	4.03	—	—	—	—	—	—
76	45.60	40.03	34.68	29.22	23.76	18.30	12.84	7.38	1.92	—	—	—	—	—	—
77	45.41	39.66	34.01	28.31	22.61	16.91	11.21	5.51	—	—	—	—	—	—	—
78	45.22	39.27	33.34	27.40	21.46	15.52	9.58	3.64	—	—	—	—	—	—	—
79	45.02	38.84	32.66	26.48	20.30	14.12	7.94	1.76	—	—	—	—	—	—	—
80	44.82	38.40	31.98	25.56	19.14	12.72	6.30	—	—	—	—	—	—	—	—

B-26

APPENDIX A

Surrender Charge Tables

Unisex Preferred Plus, Preferred
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
0	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
1	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
3	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
4	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
5	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
6	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
7	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
8	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
9	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
10	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
11	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
12	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
13	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
14	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
15	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
16	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
17	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
18	14.29	13.27	12.25	11.23	10.21	9.19	8.17	7.14	6.12	5.10	4.08	3.06	2.04	1.02	—
19	14.51	13.47	12.43	11.40	10.36	9.32	8.29	7.25	6.21	5.18	4.14	3.10	2.07	1.03	—
20	14.73	13.68	12.62	11.57	10.52	9.47	8.41	7.36	6.31	5.26	4.20	3.15	2.10	1.05	—
21	14.91	13.84	12.78	11.71	10.65	9.58	8.52	7.45	6.39	5.32	4.26	3.19	2.13	1.06	—
22	15.15	14.07	12.99	11.90	10.82	9.74	8.66	7.57	6.49	5.41	4.33	3.24	2.16	1.08	—
23	15.41	14.31	13.21	12.11	11.01	9.90	8.80	7.70	6.60	5.50	4.40	3.30	2.20	1.10	—
24	15.63	14.51	13.39	12.28	11.16	10.04	8.93	7.81	6.69	5.58	4.46	3.34	2.23	1.11	—
25	15.91	14.77	13.64	12.50	11.36	10.23	9.09	7.95	6.82	5.68	4.54	3.41	2.27	1.13	—
26	16.15	15.00	13.84	12.69	11.54	10.38	9.23	8.07	6.92	5.77	4.61	3.46	2.30	1.15	—
27	16.46	15.29	14.11	12.94	11.76	10.58	9.41	8.23	7.05	5.88	4.70	3.52	2.35	1.17	—
28	16.74	15.54	14.34	13.15	11.95	10.76	9.56	8.37	7.17	5.97	4.78	3.58	2.39	1.19	—
29	17.03	15.81	14.59	13.38	12.16	10.94	9.73	8.51	7.29	6.08	4.86	3.64	2.43	1.21	—
30	17.39	16.15	14.90	13.66	12.42	11.18	9.93	8.69	7.45	6.21	4.96	3.72	2.48	1.24	—
31	17.72	16.45	15.19	13.92	12.65	11.39	10.12	8.86	7.59	6.32	5.06	3.79	2.53	1.26	—
32	18.12	16.83	15.53	14.24	12.94	11.65	10.35	9.06	7.76	6.47	5.17	3.88	2.58	1.29	—
33	18.49	17.17	15.85	14.53	13.21	11.89	10.57	9.24	7.92	6.60	5.28	3.96	2.64	1.32	—
34	18.89	17.54	16.19	14.84	13.49	12.14	10.79	9.44	8.09	6.74	5.39	4.04	2.69	1.34	—
35	19.37	17.98	16.60	15.21	13.83	12.45	11.06	9.68	8.30	6.91	5.53	4.15	2.76	1.38	—
36	19.81	18.40	16.98	15.56	14.15	12.73	11.32	9.90	8.49	7.07	5.66	4.24	2.83	1.41	—
37	20.28	18.83	17.38	15.94	14.49	13.04	11.59	10.14	8.69	7.24	5.79	4.34	2.89	1.44	—
38	20.78	19.30	17.81	16.33	14.84	13.36	11.87	10.39	8.90	7.42	5.93	4.45	2.96	1.48	—
39	21.31	19.79	18.27	16.74	15.22	13.70	12.18	10.65	9.13	7.61	6.09	4.56	3.04	1.52	—
40	21.87	20.31	18.75	17.18	15.62	14.06	12.50	10.93	9.37	7.81	6.25	4.68	3.12	1.56	—
41	22.47	20.86	19.26	17.65	16.05	14.44	12.84	11.23	9.63	8.02	6.42	4.81	3.21	1.60	—
42	23.10	21.45	19.80	18.15	16.50	14.85	13.20	11.55	9.90	8.25	6.60	4.95	3.30	1.65	—
43	23.71	22.02	20.32	18.63	16.94	15.24	13.55	11.85	10.16	8.47	6.77	5.08	3.38	1.69	—
44	24.42	22.67	20.93	19.18	17.44	15.70	13.95	12.21	10.46	8.72	6.97	5.23	3.48	1.74	—
45	25.16	23.37	21.57	19.77	17.97	16.18	14.38	12.58	10.78	8.98	7.19	5.39	3.59	1.79	—
46	25.95	24.10	22.24	20.39	18.54	16.68	14.83	12.97	11.12	9.27	7.41	5.56	3.70	1.85	—
47	26.74	24.83	22.92	21.01	19.10	17.19	15.28	13.37	11.46	9.55	7.64	5.73	3.82	1.91	—
48	27.57	25.60	23.63	21.66	19.69	17.72	15.75	13.78	11.81	9.84	7.87	5.90	3.93	1.96	—

B-27

APPENDIX A

Surrender Charge Tables

Unisex Preferred Plus, Preferred
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
49	28.51	26.48	24.44	22.40	20.37	18.33	16.29	14.25	12.22	10.18	8.14	6.11	4.07	2.03	—
50	29.52	27.41	25.30	23.19	21.09	18.98	16.87	14.76	12.65	10.54	8.43	6.32	4.21	2.10	—
51	30.60	28.41	26.23	24.04	21.85	19.67	17.48	15.30	13.11	10.92	8.74	6.55	4.37	2.18	—
52	31.69	29.43	27.16	24.90	22.63	20.37	18.11	15.84	13.58	11.31	9.05	6.79	4.52	2.26	—
53	32.91	30.56	28.21	25.86	23.50	21.15	18.80	16.45	14.10	11.75	9.40	7.05	4.70	2.35	—
54	34.20	31.76	29.32	26.87	24.43	21.99	19.54	17.10	14.66	12.21	9.77	7.33	4.88	2.44	—
55	35.52	32.99	30.45	27.91	25.37	22.84	20.30	17.76	15.22	12.68	10.15	7.61	5.07	2.53	—
56	36.98	34.34	31.69	29.05	26.41	23.77	21.13	18.49	15.84	13.20	10.56	7.92	5.28	2.64	—
57	38.47	35.72	32.97	30.22	27.47	24.73	21.98	19.23	16.48	13.73	10.99	8.24	5.49	2.74	—
58	40.05	37.19	34.33	31.47	28.61	25.74	22.88	20.02	17.16	14.30	11.44	8.58	5.72	2.86	—
59	41.75	38.76	35.78	32.80	29.82	26.83	23.85	20.87	17.89	14.91	11.92	8.94	5.96	2.98	—
60	43.56	40.45	37.34	34.23	31.12	28.00	24.89	21.78	18.67	15.56	12.44	9.33	6.22	3.11	—
61	45.46	42.22	38.97	35.72	32.47	29.22	25.98	22.73	19.48	16.23	12.99	9.74	6.49	3.24	—
62	47.50	44.10	40.71	37.32	33.92	30.53	27.14	23.75	20.35	16.96	13.57	10.17	6.78	3.39	—
63	49.71	46.16	42.61	39.06	35.51	31.96	28.41	24.85	21.30	17.75	14.20	10.65	7.10	3.55	—
64	52.02	48.30	44.59	40.87	37.15	33.44	29.72	26.01	22.29	18.57	14.86	11.14	7.43	3.71	—
65	52.32	48.59	44.85	41.11	37.37	33.63	29.90	26.16	22.42	18.68	14.95	11.21	7.47	3.73	—
66	52.13	48.40	44.68	40.95	37.23	33.51	29.78	26.06	22.34	18.61	14.89	11.17	7.44	3.72	—
67	51.93	48.22	44.51	40.80	37.09	33.38	29.67	25.96	22.25	18.54	14.83	11.12	7.41	3.70	—
68	51.67	47.98	44.29	40.60	36.91	33.22	29.52	25.83	22.14	18.45	14.76	11.07	7.38	3.69	—
69	51.41	47.74	44.07	40.40	36.72	33.05	29.38	25.70	22.03	18.36	14.69	11.01	7.34	3.67	—
70	51.21	47.55	43.89	40.23	36.57	32.92	29.26	25.60	21.94	18.28	14.63	10.97	7.31	3.65	—
71	50.99	47.35	43.71	40.06	36.42	32.78	29.14	25.49	21.85	18.21	14.57	10.92	7.28	3.64	—
72	50.77	47.15	43.52	39.89	36.27	32.64	29.01	25.38	21.76	18.13	14.50	10.88	7.25	3.62	—
73	50.55	46.94	43.33	39.72	36.11	32.50	28.89	25.27	21.66	18.05	14.44	10.83	7.22	3.61	—
74	50.33	46.73	43.14	39.54	35.95	32.35	28.76	25.16	21.57	17.97	14.38	10.78	7.19	3.59	—
75	50.15	46.57	42.98	39.40	35.82	32.24	28.65	25.07	21.49	17.91	14.32	10.74	7.16	3.58	—
76	49.81	46.25	42.69	39.13	35.58	32.02	28.46	24.90	21.34	17.79	14.23	10.67	7.11	3.55	—
77	49.46	45.93	42.40	38.86	35.33	31.80	28.26	24.73	21.20	17.66	14.13	10.60	7.06	3.53	—
78	49.11	45.61	42.10	38.59	35.08	31.57	28.06	24.55	21.05	17.54	14.03	10.52	7.01	3.50	—
79	48.71	45.23	41.75	38.27	34.79	31.31	27.83	24.35	20.87	17.39	13.91	10.43	6.95	3.47	—
80	48.30	44.85	41.40	37.95	34.50	31.05	27.60	24.15	20.70	17.25	13.80	10.35	6.90	3.45	—
81	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
82	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
83	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
84	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
85	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Unisex Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
0	11.70	10.87	10.03	9.20	8.36	7.52	6.69	5.85	5.01	4.18	3.34	2.50	1.67	0.83	—
1	11.78	10.94	10.10	9.26	8.42	7.57	6.73	5.89	5.05	4.21	3.36	2.52	1.68	0.84	—
2	11.88	11.03	10.18	9.34	8.49	7.64	6.79	5.94	5.09	4.24	3.39	2.54	1.69	0.84	—
3	11.99	11.14	10.28	9.42	8.57	7.71	6.85	5.99	5.14	4.28	3.42	2.57	1.71	0.85	—
4	12.12	11.25	10.39	9.52	8.65	7.79	6.92	6.06	5.19	4.32	3.46	2.59	1.73	0.86	—
5	12.25	11.37	10.50	9.62	8.75	7.87	7.00	6.12	5.25	4.37	3.50	2.62	1.75	0.87	—
6	12.38	11.50	10.61	9.73	8.84	7.96	7.07	6.19	5.30	4.42	3.53	2.65	1.76	0.88	—

B-28

APPENDIX A

Surrender Charge Tables

Unisex Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
7	12.52	11.63	10.73	9.84	8.94	8.05	7.15	6.26	5.36	4.47	3.57	2.68	1.78	0.89	—
8	12.67	11.77	10.86	9.96	9.05	8.15	7.24	6.33	5.43	4.52	3.62	2.71	1.81	0.90	—
9	12.78	11.86	10.95	10.04	9.12	8.21	7.30	6.39	5.47	4.56	3.65	2.73	1.82	0.91	—
10	12.94	12.01	11.09	10.17	9.24	8.32	7.39	6.47	5.54	4.62	3.69	2.77	1.84	0.92	—
11	13.11	12.17	11.24	10.30	9.36	8.43	7.49	6.55	5.62	4.68	3.74	2.81	1.87	0.93	—
12	13.23	12.29	11.34	10.40	9.45	8.50	7.56	6.61	5.67	4.72	3.78	2.83	1.89	0.94	—
13	13.41	12.46	11.50	10.54	9.58	8.62	7.66	6.70	5.75	4.79	3.83	2.87	1.91	0.95	—
14	13.55	12.58	11.61	10.64	9.68	8.71	7.74	6.77	5.80	4.84	3.87	2.90	1.93	0.96	—
15	13.74	12.76	11.78	10.80	9.81	8.83	7.85	6.87	5.89	4.90	3.92	2.94	1.96	0.98	—
16	13.89	12.89	11.90	10.91	9.92	8.93	7.93	6.94	5.95	4.96	3.96	2.97	1.98	0.99	—
17	14.09	13.08	12.07	11.07	10.06	9.05	8.05	7.04	6.03	5.03	4.02	3.01	2.01	1.00	—
18	14.29	13.27	12.25	11.23	10.21	9.19	8.17	7.14	6.12	5.10	4.08	3.06	2.04	1.02	—
19	14.51	13.47	12.43	11.40	10.36	9.32	8.29	7.25	6.21	5.18	4.14	3.10	2.07	1.03	—
20	14.73	13.68	12.62	11.57	10.52	9.47	8.41	7.36	6.31	5.26	4.20	3.15	2.10	1.05	—
21	14.91	13.84	12.78	11.71	10.65	9.58	8.52	7.45	6.39	5.32	4.26	3.19	2.13	1.06	—
22	15.15	14.07	12.99	11.90	10.82	9.74	8.66	7.57	6.49	5.41	4.33	3.24	2.16	1.08	—
23	15.41	14.31	13.21	12.11	11.01	9.90	8.80	7.70	6.60	5.50	4.40	3.30	2.20	1.10	—
24	15.63	14.51	13.39	12.28	11.16	10.04	8.93	7.81	6.69	5.58	4.46	3.34	2.23	1.11	—
25	15.91	14.77	13.64	12.50	11.36	10.23	9.09	7.95	6.82	5.68	4.54	3.41	2.27	1.13	—
26	16.15	15.00	13.84	12.69	11.54	10.38	9.23	8.07	6.92	5.77	4.61	3.46	2.30	1.15	—
27	16.46	15.29	14.11	12.94	11.76	10.58	9.41	8.23	7.05	5.88	4.70	3.52	2.35	1.17	—
28	16.74	15.54	14.34	13.15	11.95	10.76	9.56	8.37	7.17	5.97	4.78	3.58	2.39	1.19	—
29	17.03	15.81	14.59	13.38	12.16	10.94	9.73	8.51	7.29	6.08	4.86	3.64	2.43	1.21	—
30	17.39	16.15	14.90	13.66	12.42	11.18	9.93	8.69	7.45	6.21	4.96	3.72	2.48	1.24	—
31	17.72	16.45	15.19	13.92	12.65	11.39	10.12	8.86	7.59	6.32	5.06	3.79	2.53	1.26	—
32	18.12	16.83	15.53	14.24	12.94	11.65	10.35	9.06	7.76	6.47	5.17	3.88	2.58	1.29	—
33	18.49	17.17	15.85	14.53	13.21	11.89	10.57	9.24	7.92	6.60	5.28	3.96	2.64	1.32	—
34	18.89	17.54	16.19	14.84	13.49	12.14	10.79	9.44	8.09	6.74	5.39	4.04	2.69	1.34	—
35	19.37	17.98	16.60	15.21	13.83	12.45	11.06	9.68	8.30	6.91	5.53	4.15	2.76	1.38	—
36	19.81	18.40	16.98	15.56	14.15	12.73	11.32	9.90	8.49	7.07	5.66	4.24	2.83	1.41	—
37	20.28	18.83	17.38	15.94	14.49	13.04	11.59	10.14	8.69	7.24	5.79	4.34	2.89	1.44	—
38	20.78	19.30	17.81	16.33	14.84	13.36	11.87	10.39	8.90	7.42	5.93	4.45	2.96	1.48	—
39	21.31	19.79	18.27	16.74	15.22	13.70	12.18	10.65	9.13	7.61	6.09	4.56	3.04	1.52	—
40	21.87	20.31	18.75	17.18	15.62	14.06	12.50	10.93	9.37	7.81	6.25	4.68	3.12	1.56	—
41	22.47	20.86	19.26	17.65	16.05	14.44	12.84	11.23	9.63	8.02	6.42	4.81	3.21	1.60	—
42	23.10	21.45	19.80	18.15	16.50	14.85	13.20	11.55	9.90	8.25	6.60	4.95	3.30	1.65	—
43	23.71	22.02	20.32	18.63	16.94	15.24	13.55	11.85	10.16	8.47	6.77	5.08	3.38	1.69	—
44	24.42	22.67	20.93	19.18	17.44	15.70	13.95	12.21	10.46	8.72	6.97	5.23	3.48	1.74	—
45	25.16	23.37	21.57	19.77	17.97	16.18	14.38	12.58	10.78	8.98	7.19	5.39	3.59	1.79	—
46	25.95	24.10	22.24	20.39	18.54	16.68	14.83	12.97	11.12	9.27	7.41	5.56	3.70	1.85	—
47	26.74	24.83	22.92	21.01	19.10	17.19	15.28	13.37	11.46	9.55	7.64	5.73	3.82	1.91	—
48	27.57	25.60	23.63	21.66	19.69	17.72	15.75	13.78	11.81	9.84	7.87	5.90	3.93	1.96	—
49	28.51	26.48	24.44	22.40	20.37	18.33	16.29	14.25	12.22	10.18	8.14	6.11	4.07	2.03	—
50	29.52	27.41	25.30	23.19	21.09	18.98	16.87	14.76	12.65	10.54	8.43	6.32	4.21	2.10	—
51	30.60	28.41	26.23	24.04	21.85	19.67	17.48	15.30	13.11	10.92	8.74	6.55	4.37	2.18	—
52	31.69	29.43	27.16	24.90	22.63	20.37	18.11	15.84	13.58	11.31	9.05	6.79	4.52	2.26	—
53	32.91	30.56	28.21	25.86	23.50	21.15	18.80	16.45	14.10	11.75	9.40	7.05	4.70	2.35	—
54	34.20	31.76	29.32	26.87	24.43	21.99	19.54	17.10	14.66	12.21	9.77	7.33	4.88	2.44	—
55	35.52	32.99	30.45	27.91	25.37	22.84	20.30	17.76	15.22	12.68	10.15	7.61	5.07	2.53	—

B-29

APPENDIX A

Surrender Charge Tables

Unisex Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
56	36.98	34.34	31.69	29.05	26.41	23.77	21.13	18.49	15.84	13.20	10.56	7.92	5.28	2.64	—
57	38.47	35.72	32.97	30.22	27.47	24.73	21.98	19.23	16.48	13.73	10.99	8.24	5.49	2.74	—
58	40.05	37.19	34.33	31.47	28.61	25.74	22.88	20.02	17.16	14.30	11.44	8.58	5.72	2.86	—
59	41.75	38.76	35.78	32.80	29.82	26.83	23.85	20.87	17.89	14.91	11.92	8.94	5.96	2.98	—
60	43.56	40.45	37.34	34.23	31.12	28.00	24.89	21.78	18.67	15.56	12.44	9.33	6.22	3.11	—
61	45.46	42.22	38.97	35.72	32.47	29.22	25.98	22.73	19.48	16.23	12.99	9.74	6.49	3.24	—
62	47.50	44.10	40.71	37.32	33.92	30.53	27.14	23.75	20.35	16.96	13.57	10.17	6.78	3.39	—
63	49.71	46.16	42.61	39.06	35.51	31.96	28.41	24.85	21.30	17.75	14.20	10.65	7.10	3.55	—
64	52.02	48.30	44.59	40.87	37.15	33.44	29.72	26.01	22.29	18.57	14.86	11.14	7.43	3.71	—
65	52.32	48.59	44.85	41.11	37.37	33.63	29.90	26.16	22.42	18.68	14.95	11.21	7.47	3.73	—
66	52.13	48.40	44.68	40.95	37.23	33.51	29.78	26.06	22.34	18.61	14.89	11.17	7.44	3.72	—
67	51.93	48.22	44.51	40.80	37.09	33.38	29.67	25.96	22.25	18.54	14.83	11.12	7.41	3.70	—
68	51.67	47.98	44.29	40.60	36.91	33.22	29.52	25.83	22.14	18.45	14.76	11.07	7.38	3.69	—
69	51.41	47.74	44.07	40.40	36.72	33.05	29.38	25.70	22.03	18.36	14.69	11.01	7.34	3.67	—
70	51.21	47.55	43.89	40.23	36.57	32.92	29.26	25.60	21.94	18.28	14.63	10.97	7.31	3.65	—
71	50.99	47.35	43.71	40.06	36.42	32.78	29.14	25.49	21.85	18.21	14.57	10.92	7.28	3.64	—
72	50.77	47.15	43.52	39.89	36.27	32.64	29.01	25.38	21.76	18.13	14.50	10.88	7.25	3.62	—
73	50.55	46.94	43.33	39.72	36.11	32.50	28.89	25.27	21.66	18.05	14.44	10.83	7.22	3.61	—
74	50.33	46.73	43.14	39.54	35.95	32.35	28.76	25.16	21.57	17.97	14.38	10.78	7.19	3.59	—
75	50.15	46.57	42.98	39.40	35.82	32.24	28.65	25.07	21.49	17.91	14.32	10.74	7.16	3.58	—
76	49.81	46.25	42.69	39.13	35.58	32.02	28.46	24.90	21.34	17.79	14.23	10.67	7.11	3.55	—
77	49.46	45.93	42.40	38.86	35.33	31.80	28.26	24.73	21.20	17.66	14.13	10.60	7.06	3.53	—
78	49.11	45.61	42.10	38.59	35.08	31.57	28.06	24.55	21.05	17.54	14.03	10.52	7.01	3.50	—
79	48.71	45.23	41.75	38.27	34.79	31.31	27.83	24.35	20.87	17.39	13.91	10.43	6.95	3.47	—
80	48.30	44.85	41.40	37.95	34.50	31.05	27.60	24.15	20.70	17.25	13.80	10.35	6.90	3.45	—
81	47.87	44.45	41.03	37.61	34.19	30.77	27.35	23.93	20.51	17.09	13.67	10.25	6.83	3.41	—
82	47.45	44.06	40.67	37.28	33.89	30.50	27.11	23.72	20.33	16.94	13.55	10.16	6.77	3.38	—
83	47.09	43.72	40.36	37.00	33.63	30.27	26.90	23.54	20.18	16.81	13.45	10.09	6.72	3.36	—
84	46.74	43.40	40.06	36.72	33.38	30.04	26.71	23.37	20.03	16.69	13.35	10.01	6.67	3.33	—
85	46.41	43.09	39.78	36.46	33.15	29.83	26.52	23.20	19.89	16.57	13.26	9.94	6.63	3.31	—

Unisex Smoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
0	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
1	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
3	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
4	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
5	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
6	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
7	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
8	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
9	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
10	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
11	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
12	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
13	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

B-30

APPENDIX A

Surrender Charge Tables

Unisex Smoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
14	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
15	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
16	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
17	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
18	15.91	14.77	13.64	12.50	11.36	10.23	9.09	7.95	6.82	5.68	4.54	3.41	2.27	1.13	—
19	16.20	15.04	13.88	12.72	11.57	10.41	9.25	8.10	6.94	5.78	4.62	3.47	2.31	1.15	—
20	16.44	15.26	14.09	12.92	11.74	10.57	9.39	8.22	7.04	5.87	4.69	3.52	2.34	1.17	—
21	16.75	15.55	14.35	13.16	11.96	10.76	9.57	8.37	7.17	5.98	4.78	3.58	2.39	1.19	—
22	17.07	15.85	14.63	13.41	12.19	10.97	9.75	8.53	7.31	6.09	4.87	3.65	2.43	1.21	—
23	17.41	16.16	14.92	13.68	12.43	11.19	9.94	8.70	7.46	6.21	4.97	3.73	2.48	1.24	—
24	17.71	16.44	15.18	13.91	12.65	11.38	10.12	8.85	7.59	6.32	5.06	3.79	2.53	1.26	—
25	18.07	16.78	15.49	14.20	12.91	11.62	10.33	9.03	7.74	6.45	5.16	3.87	2.58	1.29	—
26	18.40	17.09	15.77	14.46	13.14	11.83	10.51	9.20	7.88	6.57	5.25	3.94	2.62	1.31	—
27	18.80	17.46	16.12	14.77	13.43	12.09	10.74	9.40	8.06	6.71	5.37	4.03	2.68	1.34	—
28	19.17	17.80	16.43	15.06	13.69	12.32	10.95	9.58	8.21	6.84	5.47	4.10	2.73	1.36	—
29	19.56	18.16	16.76	15.37	13.97	12.57	11.17	9.78	8.38	6.98	5.58	4.19	2.79	1.39	—
30	20.02	18.59	17.16	15.73	14.30	12.87	11.44	10.01	8.58	7.15	5.72	4.29	2.86	1.43	—
31	20.47	19.00	17.54	16.08	14.62	13.16	11.69	10.23	8.77	7.31	5.84	4.38	2.92	1.46	—
32	20.99	19.49	17.99	16.49	14.99	13.49	11.99	10.49	8.99	7.49	5.99	4.49	2.99	1.49	—
33	21.49	19.95	18.42	16.88	15.35	13.81	12.28	10.74	9.21	7.67	6.14	4.60	3.07	1.53	—
34	22.02	20.45	18.88	17.30	15.73	14.16	12.58	11.01	9.44	7.86	6.29	4.72	3.14	1.57	—
35	22.64	21.02	19.41	17.79	16.17	14.55	12.94	11.32	9.70	8.08	6.47	4.85	3.23	1.61	—
36	23.24	21.58	19.92	18.26	16.60	14.94	13.28	11.62	9.96	8.30	6.64	4.98	3.32	1.66	—
37	23.87	22.17	20.46	18.76	17.05	15.34	13.64	11.93	10.23	8.52	6.82	5.11	3.41	1.70	—
38	24.54	22.79	21.04	19.28	17.53	15.78	14.02	12.27	10.52	8.76	7.01	5.26	3.50	1.75	—
39	25.26	23.45	21.65	19.84	18.04	16.23	14.43	12.63	10.82	9.02	7.21	5.41	3.60	1.80	—
40	26.01	24.15	22.29	20.43	18.58	16.72	14.86	13.00	11.14	9.29	7.43	5.57	3.71	1.85	—
41	26.80	24.89	22.97	21.06	19.14	17.23	15.31	13.40	11.48	9.57	7.65	5.74	3.82	1.91	—
42	27.65	25.67	23.70	21.72	19.75	17.77	15.80	13.82	11.85	9.87	7.90	5.92	3.95	1.97	—
43	28.48	26.45	24.41	22.38	20.34	18.31	16.27	14.24	12.20	10.17	8.13	6.10	4.06	2.03	—
44	29.42	27.32	25.22	23.12	21.01	18.91	16.81	14.71	12.61	10.50	8.40	6.30	4.20	2.10	—
45	30.41	28.24	26.07	23.89	21.72	19.55	17.38	15.20	13.03	10.86	8.69	6.51	4.34	2.17	—
46	31.45	29.21	26.96	24.71	22.47	20.22	17.97	15.72	13.48	11.23	8.98	6.74	4.49	2.24	—
47	32.50	30.18	27.86	25.54	23.21	20.89	18.57	16.25	13.93	11.60	9.28	6.96	4.64	2.32	—
48	33.61	31.21	28.81	26.41	24.01	21.60	19.20	16.80	14.40	12.00	9.60	7.20	4.80	2.40	—
49	34.85	32.36	29.87	27.38	24.89	22.40	19.91	17.42	14.93	12.44	9.95	7.46	4.97	2.48	—
50	36.17	33.59	31.00	28.42	25.83	23.25	20.67	18.08	15.50	12.91	10.33	7.75	5.16	2.58	—
51	37.52	34.84	32.16	29.48	26.80	24.12	21.44	18.76	16.08	13.40	10.72	8.04	5.36	2.68	—
52	39.01	36.23	33.44	30.65	27.87	25.08	22.29	19.50	16.72	13.93	11.14	8.36	5.57	2.78	—
53	40.59	37.69	34.79	31.89	28.99	26.09	23.19	20.29	17.39	14.49	11.59	8.69	5.79	2.89	—
54	42.26	39.24	36.22	33.20	30.18	27.16	24.15	21.13	18.11	15.09	12.07	9.05	6.03	3.01	—
55	43.96	40.82	37.68	34.54	31.40	28.26	25.12	21.98	18.84	15.70	12.56	9.42	6.28	3.14	—
56	45.76	42.49	39.22	35.95	32.68	29.41	26.14	22.88	19.61	16.34	13.07	9.80	6.53	3.26	—
57	47.65	44.24	40.84	37.44	34.03	30.63	27.23	23.82	20.42	17.01	13.61	10.21	6.80	3.40	—
58	49.64	46.10	42.55	39.00	35.46	31.91	28.36	24.82	21.27	17.73	14.18	10.63	7.09	3.54	—
59	51.77	48.07	44.38	40.68	36.98	33.28	29.58	25.88	22.19	18.49	14.79	11.09	7.39	3.69	—
60	52.99	49.20	45.42	41.63	37.85	34.06	30.28	26.49	22.71	18.92	15.14	11.35	7.57	3.78	—
61	52.85	49.07	45.30	41.52	37.75	33.97	30.20	26.42	22.65	18.87	15.10	11.32	7.55	3.77	—
62	52.65	48.89	45.13	41.37	37.61	33.85	30.08	26.32	22.56	18.80	15.04	11.28	7.52	3.76	—

B-31

APPENDIX A

Surrender Charge Tables

Unisex Smoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
63	52.46	48.71	44.96	41.21	37.47	33.72	29.97	26.23	22.48	18.73	14.98	11.24	7.49	3.74	—
64	52.26	48.53	44.79	41.06	37.33	33.59	29.86	26.13	22.39	18.66	14.93	11.19	7.46	3.73	—
65	52.12	48.39	44.67	40.95	37.22	33.50	29.78	26.06	22.33	18.61	14.89	11.16	7.44	3.72	—
66	51.91	48.21	44.50	40.79	37.08	33.37	29.66	25.95	22.25	18.54	14.83	11.12	7.41	3.70	—
67	51.70	48.01	44.31	40.62	36.93	33.23	29.54	25.85	22.15	18.46	14.77	11.07	7.38	3.69	—
68	51.43	47.76	44.09	40.41	36.74	33.06	29.39	25.71	22.04	18.37	14.69	11.02	7.34	3.67	—
69	51.17	47.51	43.86	40.20	36.55	32.89	29.24	25.58	21.93	18.27	14.62	10.96	7.31	3.65	—
70	50.94	47.31	43.67	40.03	36.39	32.75	29.11	25.47	21.83	18.19	14.55	10.91	7.27	3.63	—
71	50.72	47.10	43.47	39.85	36.23	32.60	28.98	25.36	21.73	18.11	14.49	10.86	7.24	3.62	—
72	50.49	46.89	43.28	39.67	36.07	32.46	28.85	25.24	21.64	18.03	14.42	10.82	7.21	3.60	—
73	50.26	46.67	43.08	39.49	35.90	32.31	28.72	25.13	21.54	17.95	14.36	10.77	7.18	3.59	—
74	50.03	46.46	42.88	39.31	35.73	32.16	28.59	25.01	21.44	17.86	14.29	10.72	7.14	3.57	—
75	49.84	46.28	42.72	39.16	35.60	32.04	28.48	24.92	21.36	17.80	14.24	10.68	7.12	3.56	—
76	49.49	45.96	42.42	38.89	35.35	31.81	28.28	24.74	21.21	17.67	14.14	10.60	7.07	3.53	—
77	49.13	45.62	42.11	38.60	35.09	31.58	28.07	24.56	21.05	17.54	14.03	10.52	7.01	3.50	—
78	48.77	45.29	41.80	38.32	34.84	31.35	27.87	24.38	20.90	17.42	13.93	10.45	6.96	3.48	—
79	48.35	44.90	41.44	37.99	34.54	31.08	27.63	24.17	20.72	17.27	13.81	10.36	6.90	3.45	—
80	47.93	44.50	41.08	37.65	34.23	30.81	27.38	23.96	20.54	17.11	13.69	10.27	6.84	3.42	—
81	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
82	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
83	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
84	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
85	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

B-32

[This page intentionally left blank.]

B-33

FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT N

The Guardian Separate Account N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I	RS High Yield VIP Series Class I

Assets:
Shares owned in underlying fund	134,505	641,795	72,641
Net asset value per share (NAV)	44.26	14.84	6.13

Total Assets (Shares x NAV)	$5,953,213	$9,524,235	$445,289
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$5,953,213	$9,524,235	$445,289

Net Assets: Total
Contract value in accumulation period	$5,953,213	$9,524,235	$445,289

Net Assets	$5,953,213	$9,524,235	$445,289

Total Units Outstanding	396,179	527,878	20,332

Unit Value (Accumulation)	$15.03	$18.04	$21.90

Cost of Shares in Underlying Fund	$5,833,872	$7,508,423	$548,154

STATEMENTS OF OPERATIONS Year Ended December 31, 2015

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I	RS High Yield VIP Series Class I
2015 Investment Income
Income:
Reinvested dividends	$79,803	$179,274	$30,678
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	79,803	179,274	30,678

2015 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	399,390	389,482	(9,427)
Reinvested realized gain distributions	558,239	—	—

Net realized gain/(loss) on investments	957,629	389,482	(9,427)
Net change in unrealized appreciation/(depreciation) of investments	(1,161,557)	(476,054)	(42,218)

Net realized and unrealized gain/(loss) from investments	(203,928)	(86,572)	(51,645)

2015 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(124,125)	$92,702	$(20,967)

See notes to financial statements.

B-34

Investment Divisions
RS Low Duration Bond VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Money Market VIP Series Class I	Gabelli Capital Asset	RS International VIP Series Class I	RS Emerging Markets VIP Series Class I	RS Small Cap Growth Equity VIP Series Class I

82,421	241,232	—	122,431	127,708	150,020	341,326
10.13	11.98	—	18.59	14.39	11.99	14.61

$834,922	$2,889,962	$—	$2,276,001	$1,837,720	$1,798,740	$4,986,772

—	—	—	—	—	—	—

$834,922	$2,889,962	$—	$2,276,001	$1,837,720	$1,798,740	$4,986,772

$834,922	$2,889,962	$—	$2,276,001	$1,837,720	$1,798,740	$4,986,772

$834,922	$2,889,962	$—	$2,276,001	$1,837,720	$1,798,740	$4,986,772

60,466	129,031	—	78,565	121,682	61,085	163,142

$13.81	$22.40	$—	$28.97	$15.10	$29.45	$30.57

$852,761	$3,035,167	$—	$2,652,690	$2,169,092	$2,312,635	$5,853,703

Investment Divisions
RS Low Duration Bond VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Money Market VIP Series Class I	Gabelli Capital Asset	RS International VIP Series Class I	RS Emerging Markets VIP Series Class I	RS Small Cap Growth Equity VIP Series Class I

$11,163	$74,707	$156	$11,406	$38,571	$8,962	$—

—	—	—	—	—	—	—

11,163	74,707	156	11,406	38,571	8,962	—

(10,728)	(26,983)	—	37,278	(72,933)	(208,826)	321,039
—	28,240	—	259,743	5,027	—	847,870

(10,728)	1,257	—	297,021	(67,906)	(208,826)	1,168,909
3,453	(66,400)	—	(537,984)	52,065	(66,153)	(1,105,743)

(7,275)	(65,143)	—	(240,963)	(15,841)	(274,979)	63,166

$3,888	$9,564	$156	$(229,557)	$22,730	$(266,017)	$63,166

B-35

The Guardian Separate Account N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015 (continued)

	Value Line Centurion	Value Line Strategic Asset Management Trust	Invesco V.I. American Franchise Series I

Assets:
Shares owned in underlying fund	22,513	69,626	8,961
Net asset value per share (NAV)	20.71	20.87	57.30

Total Assets (Shares x NAV)	$466,241	$1,453,096	$513,459
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$466,241	$1,453,096	$513,459

Net Assets: Total
Contract value in accumulation period	$466,241	$1,453,096	$513,459

Net Assets	$466,241	$1,453,096	$513,459

Total Units Outstanding	37,578	70,783	45,338

Unit Value (Accumulation)	$12.41	$20.53	$11.33

Cost of Shares in Underlying Fund	$283,975	$1,411,840	$345,253

STATEMENTS OF OPERATIONS Year Ended December 31, 2015 (continued)

	Value Line Centurion	Value Line Strategic Asset Management Trust	Invesco V.I. American Franchise Series I
2015 Investment Income
Income:
Reinvested dividends	$1,615	$11,655	$—
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	1,615	11,655	—

2015 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	7,707	94,467	34,017
Reinvested realized gain distributions	—	101,059	2,664

Net realized gain/(loss) on investments	7,707	195,526	36,681
Net change in unrealized appreciation/(depreciation) of investments	(4,451)	(190,195)	(11,347)

Net realized and unrealized gain/(loss) from investments	3,256	5,331	25,334

2015 Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,871	$16,986	$25,334

See notes to financial statements.

B-36

Investment Divisions
Invesco V.I. Managed Volatility Series I	Invesco V.I. Core Equity Series I	Invesco V.I. Core Equity Series II	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II	Invesco V.I. Managed Volatility Series II	Invesco V.I. Growth and Income Series II

41,373	21,066	4,985	58,050	11,554	426	42,759
11.38	33.84	33.40	11.42	11.91	11.26	19.57

$470,829	$712,873	$166,503	$662,926	$137,605	$4,792	$836,800

—	—	—	—	—	—	—

$470,829	$712,873	$166,503	$662,926	$137,605	$4,792	$836,800

$470,829	$712,873	$166,503	$662,926	$137,605	$4,792	$836,800

$470,829	$712,873	$166,503	$662,926	$137,605	$4,792	$836,800

28,103	54,145	11,079	53,039	9,782	330	49,391

$16.75	$13.17	$15.03	$12.50	$14.07	$14.53	$16.94

$614,322	$640,195	$188,336	$674,220	$153,197	$4,715	$975,531

Investment Divisions
Invesco V.I. Managed Volatility Series I	Invesco V.I. Core Equity Series I	Invesco V.I. Core Equity Series II	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II	Invesco V.I. Managed Volatility Series II	Invesco V.I. Growth and Income Series II

$7,024	$8,186	$1,555	$10,501	$127	$185	$19,899

—	—	—	—	—	—	—

7,024	8,186	1,555	10,501	127	185	19,899

4,029	12,658	43	(19,177)	(16,441)	(5,436)	4,134
175,057	74,866	17,767	—	11,604	5,715	116,433

179,086	87,524	17,810	(19,177)	(4,837)	279	120,567
(196,083)	(137,659)	(27,891)	8,212	(3,988)	(600)	(178,676)

(16,997)	(50,135)	(10,081)	(10,965)	(8,825)	(321)	(58,109)

$(9,973)	$(41,949)	$(8,526)	$(464)	$(8,698)	$(136)	$(38,210)

B-37

The Guardian Separate Account N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015 (continued)

	Invesco V.I. American Franchise Series II	Alger Capital Appreciation Class S	AB VPS Value Class B

Assets:
Shares owned in underlying fund	—	33,727	11,617
Net asset value per share (NAV)	—	64.88	14.00

Total Assets (Shares x NAV)	$—	$2,188,216	$162,632
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$—	$2,188,216	$162,632

Net Assets: Total
Contract value in accumulation period	$—	$2,188,216	$162,632

Net Assets	$—	$2,188,216	$162,632

Total Units Outstanding	—	103,778	8,672

Unit Value (Accumulation)	$—	$21.09	$18.75

Cost of Shares in Underlying Fund	$—	$2,376,549	$169,967

STATEMENTS OF OPERATIONS Year Ended December 31, 2015 (continued)

	Invesco V.I. American Franchise Series II	Alger Capital Appreciation Class S	AB VPS Value Class B
2015 Investment Income
Income:
Reinvested dividends	$—	$—	$3,241
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	—	—	3,241

2015 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	—	105,509	16,377
Reinvested realized gain distributions	—	247,515	—

Net realized gain/(loss) on investments	—	353,024	16,377
Net change in unrealized appreciation/(depreciation) of investments	—	(214,421)	(31,944)

Net realized and unrealized gain/(loss) from investments	—	138,603	(15,567)

2015 Net Increase/(Decrease) in Net Assets Resulting from Operations	$—	$138,603	$(12,326)

See notes to financial statements.

B-38

Investment Divisions
AB VPS Growth and Income Class B	AB VPS Large Cap Growth Class B	AB VPS Global Thematic Growth Class B	AB VPS International Value Class B	AB VPS Real Estate Investment Class B	American Century VP Capital Appreciation Class I	American Century VP Mid Cap Value Class I

21,781	8,120	9,839	445	38,617	26,592	24,086
29.78	47.77	21.71	13.41	9.14	15.02	18.39

$648,633	$387,904	$213,608	$5,968	$352,961	$399,406	$442,949

—	—	—	—	—	—	—

$648,633	$387,904	$213,608	$5,968	$352,961	$399,406	$442,949

$648,633	$387,904	$213,608	$5,968	$352,961	$399,406	$442,949

$648,633	$387,904	$213,608	$5,968	$352,961	$399,406	$442,949

30,055	16,098	14,023	662	19,877	23,413	21,467

$21.58	$24.10	$15.23	$9.02	$17.76	$17.06	$20.63

$600,654	$365,240	$174,642	$6,252	$359,965	$402,042	$454,424

Investment Divisions
AB VPS Growth and Income Class B	AB VPS Large Cap Growth Class B	AB VPS Global Thematic Growth Class B	AB VPS International Value Class B	AB VPS Real Estate Investment Class B	American Century VP Capital Appreciation Class I	American Century VP Mid Cap Value Class I

$7,537	$—	$—	$140	$6,063	$—	$6,971

—	—	—	—	—	—	—

7,537	—	—	140	6,063	—	6,971

21,055	21,186	9,432	28	(74,119)	(21)	20,140
—	33,513	—	—	38,596	18,589	19,773

21,055	54,699	9,432	28	(35,523)	18,568	39,913
(16,828)	(21,873)	(4,975)	(88)	35,127	(15,019)	(52,861)

4,227	32,826	4,457	(60)	(396)	3,549	(12,948)

$11,764	$32,826	$4,457	$80	$5,667	$3,549	$(5,977)

B-39

The Guardian Separate Account N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015 (continued)

	American Century VP Mid Cap Value Class II	BlackRock Global Allocation V.I. Class III	Davis Financial

Assets:
Shares owned in underlying fund	180	76,955	42,755
Net asset value per share (NAV)	18.40	13.04	13.31

Total Assets (Shares x NAV)	$3,303	$1,003,498	$569,072
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$3,303	$1,003,498	$569,072

Net Assets: Total
Contract value in accumulation period	$3,303	$1,003,498	$569,072

Net Assets	$3,303	$1,003,498	$569,072

Total Units Outstanding	261	70,159	26,435

Unit Value (Accumulation)	$12.65	$14.30	$21.53

Cost of Shares in Underlying Fund	$3,383	$1,132,191	$525,794

STATEMENTS OF OPERATIONS Year Ended December 31, 2015 (continued)

	American Century VP Mid Cap Value Class II	BlackRock Global Allocation V.I. Class III	Davis Financial
2015 Investment Income
Income:
Reinvested dividends	$34	$10,943	$5,103
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	34	10,943	5,103

2015 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	18	(48,438)	21,991
Reinvested realized gain distributions	84	62,019	69,398

Net realized gain/(loss) on investments	102	13,581	91,389
Net change in unrealized appreciation/(depreciation) of investments	(166)	(38,219)	(84,770)

Net realized and unrealized gain/(loss) from investments	(64)	(24,638)	6,619

2015 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(30)	$(13,695)	$11,722

See notes to financial statements.

B-40

Investment Divisions
Davis Real Estate	Davis Value	Delaware VIP Limited-Term Diversified Income Service Class	Delaware VIP Diversified Income Service Class	Delaware VIP Emerging Markets Service Class	Wells Fargo VT International Equity Class II	Fidelity VIP Contrafund Service Class 2

102,649	300,327	46,450	67,314	16,902	82,537	162,134
13.31	9.62	9.72	10.22	16.21	4.84	33.26

$1,366,259	$2,889,147	$451,676	$687,944	$273,987	$399,481	$5,392,586

—	—	—	—	—	—	—

$1,366,259	$2,889,147	$451,676	$687,944	$273,987	$399,481	$5,392,586

$1,366,259	$2,889,147	$451,676	$687,944	$273,987	$399,481	$5,392,586

$1,366,259	$2,889,147	$451,676	$687,944	$273,987	$399,481	$5,392,586

34,956	145,703	35,441	45,926	27,514	28,166	214,395

$39.09	$19.83	$12.74	$14.98	$9.96	$14.18	$25.15

$1,178,321	$3,407,288	$452,840	$700,491	$321,801	$398,694	$4,899,395

Investment Divisions
Davis Real Estate	Davis Value	Delaware VIP Limited-Term Diversified Income Service Class	Delaware VIP Diversified Income Service Class	Delaware VIP Emerging Markets Service Class	Wells Fargo VT International Equity Class II	Fidelity VIP Contrafund Service Class 2

$22,683	$23,622	$7,179	$16,147	$1,468	$17,468	$43,190

—	—	—	—	—	—	—

22,683	23,622	7,179	16,147	1,468	17,468	43,190

56,469	118,979	(815)	(18,538)	(17,504)	1,221	473,440
—	455,862	—	6,459	5,137	—	526,259

56,469	574,841	(815)	(12,079)	(12,367)	1,221	999,699
(61,870)	(544,624)	157	(14,648)	(27,483)	(10,352)	(1,018,893)

(5,401)	30,217	(658)	(26,727)	(39,850)	(9,131)	(19,194)

$17,282	$53,839	$6,521	$(10,580)	$(38,382)	$8,337	$23,996

B-41

The Guardian Separate Account N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015 (continued)

	Fidelity VIP Equity- Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP High Income Service Class 2

Assets:
Shares owned in underlying fund	69,810	25,488	54,411
Net asset value per share (NAV)	20.04	31.40	4.80

Total Assets (Shares x NAV)	$1,399,000	$800,334	$261,174
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$1,399,000	$800,334	$261,174

Net Assets: Total
Contract value in accumulation period	$1,399,000	$800,334	$261,174

Net Assets	$1,399,000	$800,334	$261,174

Total Units Outstanding	67,213	45,508	17,532

Unit Value (Accumulation)	$20.81	$17.59	$14.90

Cost of Shares in Underlying Fund	$1,490,137	$580,660	$301,419

STATEMENTS OF OPERATIONS Year Ended December 31, 2015 (continued)

	Fidelity VIP Equity- Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP High Income Service Class 2
2015 Investment Income
Income:
Reinvested dividends	$43,648	$23	$19,701
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	43,648	23	19,701

2015 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	113,513	52,766	(12,338)
Reinvested realized gain distributions	174,788	80,617	—

Net realized gain/(loss) on investments	288,301	133,383	(12,338)
Net change in unrealized appreciation/(depreciation) of investments	(393,166)	(91,979)	(23,446)

Net realized and unrealized gain/(loss) from investments	(104,865)	41,404	(35,784)

2015 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(61,217)	$41,427	$(16,083)

See notes to financial statements.

B-42

Investment Divisions
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Government Money Market Service Class 2	Fidelity VIP Index 500 Initial Class	Templeton Growth VIP Class 2	Templeton Global Bond VIP Class 2

174,268	8,468	3,751	6,648,719	633	2,190	19,167
31.83	12.38	12.62	1.00	206.43	13.32	15.80

$5,546,941	$104,840	$47,341	$6,648,719	$130,602	$29,173	$302,845

—	—	—	—	—	—	—

$5,546,941	$104,840	$47,341	$6,648,719	$130,602	$29,173	$302,845

$5,546,941	$104,840	$47,341	$6,648,719	$130,602	$29,173	$302,845

$5,546,941	$104,840	$47,341	$6,648,719	$130,602	$29,173	$302,845

140,045	7,397	3,285	526,046	10,112	2,223	24,249

$39.61	$14.17	$14.41	$12.64	$12.92	$13.12	$12.49

$5,743,771	$105,829	$50,118	$6,648,719	$129,403	$30,041	$316,038

Investment Divisions
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Government Money Market Service Class 2	Fidelity VIP Index 500 Initial Class	Templeton Growth VIP Class 2	Templeton Global Bond VIP Class 2

$14,611	$1,710	$718	$511	$2,398	$580	$48,655

—	—	—	—	—	—	—

14,611	1,710	718	511	2,398	580	48,655

38,535	6,250	2,049	—	921	(1,257)	(77,399)
743,742	398	267	—	52	—	3,160

782,277	6,648	2,316	—	973	(1,257)	(74,239)
(869,358)	(8,024)	(4,463)	—	(2,195)	(414)	(3,720)

(87,081)	(1,376)	(2,147)	—	(1,222)	(1,671)	(77,959)

$(72,470)	$334	$(1,429)	$511	$1,176	$(1,091)	$(29,304)

B-43

The Guardian Separate Account N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015 (continued)

	Templeton Foreign VIP Class 2	Franklin Mutual Shares VIP Class 2	Franklin Small Cap Value VIP Class 2

Assets:
Shares owned in underlying fund	200	18,142	36,302
Net asset value per share (NAV)	13.20	19.20	17.68

Total Assets (Shares x NAV)	$2,643	$348,318	$641,818
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$2,643	$348,318	$641,818

Net Assets: Total
Contract value in accumulation period	$2,643	$348,318	$641,818

Net Assets	$2,643	$348,318	$641,818

Total Units Outstanding	278	19,599	39,916

Unit Value (Accumulation)	$9.49	$17.77	$16.08

Cost of Shares in Underlying Fund	$2,951	$400,510	$769,342

STATEMENTS OF OPERATIONS Year Ended December 31, 2015 (continued)

	Templeton Foreign VIP Class 2	Franklin Mutual Shares VIP Class 2	Franklin Small Cap Value VIP Class 2
2015 Investment Income
Income:
Reinvested dividends	$39	$12,198	$4,542
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	39	12,198	4,542

2015 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(113)	533	(1,662)
Reinvested realized gain distributions	39	26,915	104,463

Net realized gain/(loss) on investments	(74)	27,448	102,801
Net change in unrealized appreciation/(depreciation) of investments	(181)	(61,219)	(162,810)

Net realized and unrealized gain/(loss) from investments	(255)	(33,771)	(60,009)

2015 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(216)	$(21,573)	$(55,467)

See notes to financial statements.

B-44

Investment Divisions
Ibbotson Balanced ETF Asset Allocation Class II	Ibbotson Growth ETF Asset Allocation Class II	Ibbotson Income and Growth ETF Asset Allocation Class II	IVY Funds VIP Small Cap Growth	IVY Funds VIP Mid Cap Growth	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares

128,278	53,850	8,027	2,923	504	35,439	59,179
10.72	10.53	10.57	10.60	9.42	57.33	36.37

$1,375,144	$567,040	$84,844	$30,993	$4,749	$2,031,732	$2,152,332

—	—	—	—	—	—	—

$1,375,144	$567,040	$84,844	$30,993	$4,749	$2,031,732	$2,152,332

$1,375,144	$567,040	$84,844	$30,993	$4,749	$2,031,732	$2,152,332

$1,375,144	$567,040	$84,844	$30,993	$4,749	$2,031,732	$2,152,332

92,078	35,782	6,314	1,743	408	148,684	100,066

$14.93	$15.85	$13.43	$17.78	$11.63	$13.66	$21.51

$1,332,122	$568,530	$90,926	$34,149	$5,033	$1,525,213	$2,201,900

Investment Divisions
Ibbotson Balanced ETF Asset Allocation Class II	Ibbotson Growth ETF Asset Allocation Class II	Ibbotson Income and Growth ETF Asset Allocation Class II	IVY Funds VIP Small Cap Growth	IVY Funds VIP Mid Cap Growth	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares

$19,406	$7,475	$1,313	$—	$—	$18,251	$24,290

—	—	—	—	—	—	—

19,406	7,475	1,313	—	—	18,251	24,290

40,019	5,131	(4,145)	718	(8)	181,480	94,262
36,309	8,597	3,276	5,025	222	217,881	380,255

76,328	13,728	(869)	5,743	214	399,361	474,517
(124,870)	(37,547)	(3,703)	(5,259)	(412)	(324,858)	(255,161)

(48,542)	(23,819)	(4,572)	484	(198)	74,503	219,356

$(29,136)	$(16,344)	$(3,259)	$484	$(198)	$92,754	$243,646

B-45

The Guardian Separate Account N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015 (continued)

	Janus Aspen Janus Institutional Shares	Janus Aspen Global Research Institutional Shares	Janus Aspen Forty Service Shares

Assets:
Shares owned in underlying fund	29,296	45,096	928
Net asset value per share (NAV)	30.84	40.24	35.08

Total Assets (Shares x NAV)	$903,482	$1,814,652	$32,550
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$903,482	$1,814,652	$32,550

Net Assets: Total
Contract value in accumulation period	$903,482	$1,814,652	$32,550

Net Assets	$903,482	$1,814,652	$32,550

Total Units Outstanding	65,775	174,785	1,881

Unit Value (Accumulation)	$13.74	$10.38	$17.30

Cost of Shares in Underlying Fund	$792,729	$1,488,814	$34,130

STATEMENTS OF OPERATIONS Year Ended December 31, 2015 (continued)

	Janus Aspen Janus Institutional Shares	Janus Aspen Global Research Institutional Shares	Janus Aspen Forty Service Shares
2015 Investment Income
Income:
Reinvested dividends	$5,915	$12,492	$572
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	5,915	12,492	572

2015 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	73,117	63,908	(5,799)
Reinvested realized gain distributions	170,010	—	8,961

Net realized gain/(loss) on investments	243,127	63,908	3,162
Net change in unrealized appreciation/(depreciation) of investments	(198,615)	(122,953)	(1,025)

Net realized and unrealized gain/(loss) from investments	44,512	(59,045)	2,137

2015 Net Increase/(Decrease) in Net Assets Resulting from Operations	$50,427	$(46,553)	$2,709

See notes to financial statements.

B-46

Investment Divisions
Janus Aspen Janus Service Shares	Janus Aspen Enterprise Service Shares	Janus Aspen Perkins Mid Cap Value Service Shares	Janus Aspen Balanced Service Shares	Janus Aspen Global Research Service Shares	MFS Growth Initial Class	MFS Investors Trust Initial Class

1,532	1,333	18,249	9,574	1,816	22,267	11,851
30.24	54.67	15.84	31.61	39.53	40.17	26.58

$46,315	$72,874	$289,065	$302,621	$71,780	$894,469	$315,005

—	—	—	—	—	—	—

$46,315	$72,874	$289,065	$302,621	$71,780	$894,469	$315,005

$46,315	$72,874	$289,065	$302,621	$71,780	$894,469	$315,005

$46,315	$72,874	$289,065	$302,621	$71,780	$894,469	$315,005

2,549	3,779	18,163	6,875	4,766	63,013	16,492

$18.17	$19.28	$15.92	$44.02	$15.06	$14.20	$19.10

$49,685	$78,273	$319,302	$312,703	$73,385	$652,373	$285,529

Investment Divisions
Janus Aspen Janus Service Shares	Janus Aspen Enterprise Service Shares	Janus Aspen Perkins Mid Cap Value Service Shares	Janus Aspen Balanced Service Shares	Janus Aspen Global Research Service Shares	MFS Growth Initial Class	MFS Investors Trust Initial Class

$216	$545	$5,890	$5,930	$638	$1,349	$2,926

—	—	—	—	—	—	—

216	545	5,890	5,930	638	1,349	2,926

(4,911)	(83)	(51,792)	16,953	1,904	26,438	40,346
9,087	7,649	58,441	11,407	—	46,959	34,414

4,176	7,566	6,649	28,360	1,904	73,397	74,760
(4,031)	(5,728)	(39,279)	(33,077)	(9,389)	(11,776)	(75,152)

145	1,838	(32,630)	(4,717)	(7,485)	61,621	(392)

$361	$2,383	$(26,740)	$1,213	$(6,847)	$62,970	$2,534

B-47

The Guardian Separate Account N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015 (continued)

	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

Assets:
Shares owned in underlying fund	80,276	6,557	136,561
Net asset value per share (NAV)	15.49	26.68	22.60

Total Assets (Shares x NAV)	$1,243,471	$174,942	$3,086,285
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$1,243,471	$174,942	$3,086,285

Net Assets: Total
Contract value in accumulation period	$1,243,471	$174,942	$3,086,285

Net Assets	$1,243,471	$174,942	$3,086,285

Total Units Outstanding	62,277	10,302	127,611

Unit Value (Accumulation)	$19.97	$16.98	$24.18

Cost of Shares in Underlying Fund	$1,396,144	$151,989	$2,811,932

STATEMENTS OF OPERATIONS Year Ended December 31, 2015 (continued)

	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class
2015 Investment Income
Income:
Reinvested dividends	$—	$1,271	$85,066
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	—	1,271	85,066

2015 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	24,398	8,341	177,784
Reinvested realized gain distributions	40,969	13,110	121,010

Net realized gain/(loss) on investments	65,367	21,451	298,794
Net change in unrealized appreciation/(depreciation) of investments	(84,351)	(21,096)	(393,860)

Net realized and unrealized gain/(loss) from investments	(18,984)	355	(95,066)

2015 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(18,984)	$1,626	$(10,000)

See notes to financial statements.

B-48

Investment Divisions
MFS Growth Service Class	MFS Strategic Income Service Class	MFS Research Service Class	MFS Total Return Service Class	MFS Investors Trust Service Class	MFS New Discovery Service Class	Oppenheimer Global /VA Service Class

9,319	9,240	26,688	1,897	2	501	22,666
39.09	9.17	26.42	22.26	26.30	14.45	37.59

$364,293	$84,735	$705,093	$42,228	$65	$7,235	$852,020

—	—	—	—	—	—	—

$364,293	$84,735	$705,093	$42,228	$65	$7,235	$852,020

$364,293	$84,735	$705,093	$42,228	$65	$7,235	$852,020

$364,293	$84,735	$705,093	$42,228	$65	$7,235	$852,020

18,258	5,957	39,188	2,742	5	670	46,135

$19.95	$14.22	$17.99	$15.40	$12.52	$10.80	$18.47

$353,693	$92,331	$717,608	$43,705	$72	$7,571	$877,366

Investment Divisions
MFS Growth Service Class	MFS Strategic Income Service Class	MFS Research Service Class	MFS Total Return Service Class	MFS Investors Trust Service Class	MFS New Discovery Service Class	Oppenheimer Global /VA Service Class

$—	$4,748	$3,051	$566	$1	$—	$3,786

—	—	—	—	—	—	—

—	4,748	3,051	566	1	—	3,786

24,814	(1,738)	28,941	(636)	2	(476)	653
18,036	—	50,167	895	11	214	23,323

42,850	(1,738)	79,108	259	13	(262)	23,976
(13,922)	(5,156)	(66,780)	(1,134)	(11)	143	(18,034)

28,928	(6,894)	12,328	(875)	2	(119)	5,942

$28,928	$(2,146)	$15,379	$(309)	$3	$(119)	$9,728

B-49

The Guardian Separate Account N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015 (continued)

	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	ClearBridge Variable Appreciation Class II

Assets:
Shares owned in underlying fund	30,207	154,935	169
Net asset value per share (NAV)	11.93	10.58	34.59

Total Assets (Shares x NAV)	$360,372	$1,639,209	$5,831
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$360,372	$1,639,209	$5,831

Net Assets: Total
Contract value in accumulation period	$360,372	$1,639,209	$5,831

Net Assets	$360,372	$1,639,209	$5,831

Total Units Outstanding	29,076	127,818	162

Unit Value (Accumulation)	$12.39	$12.82	$35.94

Cost of Shares in Underlying Fund	$387,512	$1,732,109	$6,143

STATEMENTS OF OPERATIONS Year Ended December 31, 2015 (continued)

	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	ClearBridge Variable Appreciation Class II
2015 Investment Income
Income:
Reinvested dividends	$15,102	$91,719	$63
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	15,102	91,719	63

2015 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(3,563)	(12,169)	—
Reinvested realized gain distributions	—	17,691	127

Net realized gain/(loss) on investments	(3,563)	5,522	127
Net change in unrealized appreciation/(depreciation) of investments	(21,256)	(81,924)	(312)

Net realized and unrealized gain/(loss) from investments	(24,819)	(76,402)	(185)

2015 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(9,717)	$15,317	$(122)

See notes to financial statements.

B-50

Investment Divisions
ClearBridge Variable Mid Cap Core Class II	ClearBridge Variable Small Cap Growth Class II	Columbia Variable Portfolio- Small Cap Value Class 2	Dreyfus VIF Appreciation Service Class	Pioneer Equity Income VCT Class II

—	6,419	90	27	40
—	20.31	15.94	44.96	28.33

$—	$130,376	$1,441	$1,210	$1,140

—	—	—	—	—

$—	$130,376	$1,441	$1,210	$1,140

$—	$130,376	$1,441	$1,210	$1,140

$—	$130,376	$1,441	$1,210	$1,140

—	4,891	129	107	93

$—	$26.66	$11.20	$11.27	$12.27

$—	$140,073	$1,587	$1,278	$1,140

Investment Divisions
ClearBridge Variable Mid Cap Core Class II	ClearBridge Variable Small Cap Growth Class II	Columbia Variable Portfolio- Small Cap Value Class 2	Dreyfus VIF Appreciation Service Class	Pioneer Equity Income VCT Class II

$—	$—	$5	$15	$11

—	—	—	—	—

—	—	5	15	11

—	(10,687)	(16)	(2)	(30)
—	3,441	61	36	17

—	(7,246)	45	34	(13)
—	(516)	(146)	(81)	—

—	(7,762)	(101)	(47)	(13)

$—	$(7,762)	$(96)	$(32)	$(2)

B-51

The Guardian Separate Account N

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 2014 and 2015

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I	RS High Yield VIP Series Class I

2014 Increase/(Decrease) from Operations
Net investment income/(expense)	$83,459	$157,791	$30,431
Net realized gain/(loss) from sale of investments	703,159	623,061	2,256
Reinvested realized gain distributions	834,928	—	11,914
Net change in unrealized appreciation/(depreciation) of investments	(741,543)	324,082	(51,659)

Net increase/(decrease) resulting from operations	880,003	1,104,934	(7,058)

2014 Policy Transactions
Net policy purchase payments	573,725	460,665	85,714
Transfers on account of death, surrenders and withdrawals	(391,580)	(481,391)	(82,077)
Transfers of policy loans	(98,770)	(6,669)	(2,663)
Transfers of cost of insurance and policy fees	(469,782)	(389,591)	(31,953)
Transfers between investment divisions, net	(511,046)	20,787	(27,023)
Transfers–other	(545)	1,200	533

Net increase/(decrease) from policy transactions	(897,998)	(394,999)	(57,469)

Total Increase/(Decrease) in Net Assets	(17,995)	709,935	(64,527)
Net Assets at December 31, 2013	6,887,070	8,396,473	508,830

Net Assets at December 31, 2014	$6,869,075	$9,106,408	$444,303

2015 Increase/(Decrease) from Operations
Net investment income/(expense)	$79,803	$179,274	$30,678
Net realized gain/(loss) from sale of investments	399,390	389,482	(9,427)
Reinvested realized gain distributions	558,239	—	—
Net change in unrealized appreciation/(depreciation) of investments	(1,161,557)	(476,054)	(42,218)

Net increase/(decrease) resulting from operations	(124,125)	92,702	(20,967)

2015 Policy Transactions
Net policy purchase payments	496,282	543,409	69,666
Transfers on account of death, surrenders and withdrawals	(601,012)	(379,812)	(32,512)
Transfers of policy loans	(53,415)	(220,433)	(13,296)
Transfers of cost of insurance and policy fees	(383,667)	(374,755)	(27,187)
Transfers between investment divisions, net	(250,472)	757,358	24,870
Transfers–other	547	(642)	412

Net increase/(decrease) from policy transactions	(791,737)	325,125	21,953

Total Increase/(Decrease) in Net Assets	(915,862)	417,827	986
Net Assets at December 31, 2014	6,869,075	9,106,408	444,303

Net Assets at December 31, 2015	$5,953,213	$9,524,235	$445,289

See notes to financial statements.

B-52

Investment Divisions
RS Low Duration Bond VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Money Market VIP Series Class I	Gabelli Capital Asset	RS International VIP Series Class I	RS Emerging Markets VIP Series Class I	RS Small Cap Growth Equity VIP Series Class I

$15,177	$84,305	$760	$12,050	$39,341	$25,376	$—
(1,525)	(9,638)	—	149,735	(1,009)	(192,394)	435,139
—	21,781	—	212,432	152,566	44,568	868,877
(4,712)	47,127	—	(356,206)	(291,798)	40,054	(808,094)

8,940	143,575	760	18,011	(100,900)	(82,396)	495,922

104,054	313,806	1,803,771	194,011	264,543	315,985	455,309
(64,448)	(204,968)	(3,226,248)	(177,512)	(115,788)	(160,791)	(340,204)
(3,666)	(6,220)	27,458	(22,653)	(78,012)	(52,141)	(36,147)
(53,884)	(166,816)	(420,188)	(159,863)	(132,469)	(134,940)	(274,804)
(52,098)	111,533	(419,909)	(111,282)	(4,836)	(154,698)	(408,069)
38	14	(524)	398	81	(103)	(4,501)

(70,004)	47,349	(2,235,640)	(276,901)	(66,481)	(186,688)	(608,416)

(61,064)	190,924	(2,234,880)	(258,890)	(167,381)	(269,084)	(112,494)
960,216	2,682,694	8,699,479	2,876,568	1,961,083	2,608,723	5,596,265

$899,152	$2,873,618	$6,464,599	$2,617,678	$1,793,702	$2,339,639	$5,483,771

$11,163	$74,707	$156	$11,406	$38,571	$8,962	$—
(10,728)	(26,983)	—	37,278	(72,933)	(208,826)	321,039
—	28,240	—	259,743	5,027	—	847,870
3,453	(66,400)	—	(537,984)	52,065	(66,153)	(1,105,743)

3,888	9,564	156	(229,557)	22,730	(266,017)	63,166

71,210	616,521	403,607	173,479	263,898	314,536	409,801
(254,993)	(364,169)	(953,780)	(135,794)	(178,790)	(189,883)	(302,545)
32,655	(44,507)	(11,988)	1,113	(57,630)	(14,090)	(36,928)
(68,359)	(187,999)	(117,629)	(145,052)	(110,777)	(118,558)	(285,220)
151,385	(14,240)	(5,784,688)	(6,133)	102,540	(266,936)	(345,389)
(16)	1,174	(277)	267	2,047	49	116

(68,118)	6,780	(6,464,755)	(112,120)	21,288	(274,882)	(560,165)

(64,230)	16,344	(6,464,599)	(341,677)	44,018	(540,899)	(496,999)
899,152	2,873,618	6,464,599	2,617,678	1,793,702	2,339,639	5,483,771

$834,922	$2,889,962	$—	$2,276,001	$1,837,720	$1,798,740	$4,986,772

B-53

The Guardian Separate Account N

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 2014 and 2015 (continued)

	Value Line Centurion	Value Line Strategic Asset Management Trust	Invesco V.I. American Franchise Series I

2014 Increase/(Decrease) from Operations
Net investment income/(expense)	$926	$7,584	$202
Net realized gain/(loss) from sale of investments	11,028	73,597	17,633
Reinvested realized gain distributions	—	180,692	—
Net change in unrealized appreciation/(depreciation) of investments	25,917	(130,107)	21,622

Net increase/(decrease) resulting from operations	37,871	131,766	39,457

2014 Policy Transactions
Net policy purchase payments	23,786	99,907	46,322
Transfers on account of death, surrenders and withdrawals	(1,976)	(68,316)	(10,681)
Transfers of policy loans	(4,268)	11,827	5,120
Transfers of cost of insurance and policy fees	(14,746)	(92,199)	(28,598)
Transfers between investment divisions, net	—	(47,379)	2,827
Transfers–other	—	196	55

Net increase/(decrease) from policy transactions	2,796	(95,964)	15,045

Total Increase/(Decrease) in Net Assets	40,667	35,802	54,502
Net Assets at December 31, 2013	405,330	1,623,062	447,901

Net Assets at December 31, 2014	$445,997	$1,658,864	$502,403

2015 Increase/(Decrease) from Operations
Net investment income/(expense)	$1,615	$11,655	$—
Net realized gain/(loss) from sale of investments	7,707	94,467	34,017
Reinvested realized gain distributions	—	101,059	2,664
Net change in unrealized appreciation/(depreciation) of investments	(4,451)	(190,195)	(11,347)

Net increase/(decrease) resulting from operations	4,871	16,986	25,334

2015 Policy Transactions
Net policy purchase payments	30,313	122,698	44,459
Transfers on account of death, surrenders and withdrawals	(975)	(195,891)	(23,580)
Transfers of policy loans	(1,019)	(7,654)	(12,384)
Transfers of cost of insurance and policy fees	(14,852)	(87,969)	(26,816)
Transfers between investment divisions, net	1,906	(54,130)	3,978
Transfers–other	—	192	65

Net increase/(decrease) from policy transactions	15,373	(222,754)	(14,278)

Total Increase/(Decrease) in Net Assets	20,244	(205,768)	11,056
Net Assets at December 31, 2014	445,997	1,658,864	502,403

Net Assets at December 31, 2015	$466,241	$1,453,096	$513,459

See notes to financial statements.

B-54

Investment Divisions
Invesco V.I. Managed Volatility Series I	Invesco V.I. Core Equity Series I	Invesco V.I. Core Equity Series II	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II	Invesco V.I. Managed Volatility Series II	Invesco V.I. Growth and Income Series II

$13,955	$5,932	$1,007	$25,415	$—	$179	$10,320
23,091	45,852	13,240	(30,783)	15,730	124	67,490
22,824	3,312	717	—	21,708	320	80,638
28,760	(233)	(4,873)	38,656	(30,088)	711	(89,204)

88,630	54,863	10,091	33,288	7,350	1,334	69,244

37,673	41,513	29,210	42,092	17,685	165	59,508
(10,945)	(86,095)	(14,837)	(145,427)	(3,230)	—	(71,159)
(15,778)	22,735	1,489	3,704	1,490	—	(74,579)
(37,005)	(41,373)	(3,487)	(24,090)	(3,125)	(411)	(18,840)
17,637	—	1,596	(146,313)	(39,291)	(998)	95,328
9	98	102	45	9	(1)	72

(8,409)	(63,122)	14,073	(269,989)	(26,462)	(1,245)	(9,670)

80,221	(8,259)	24,164	(236,701)	(19,112)	89	59,574
424,367	738,329	162,839	866,039	215,725	6,982	627,722

$504,588	$730,070	$187,003	$629,338	$196,613	$7,071	$687,296

$7,024	$8,186	$1,555	$10,501	$127	$185	$19,899
4,029	12,658	43	(19,177)	(16,441)	(5,436)	4,134
175,057	74,866	17,767	—	11,604	5,715	116,433
(196,083)	(137,659)	(27,891)	8,212	(3,988)	(600)	(178,676)

(9,973)	(41,949)	(8,526)	(464)	(8,698)	(136)	(38,210)

39,589	78,391	30,949	77,811	16,444	5,203	46,048
(14,663)	(937)	—	(64,843)	(8,721)	2	(74,981)
(107)	(15,156)	(3)	(16)	(3)	—	1,544
(35,513)	(37,664)	(3,654)	(13,912)	(3,562)	(1,052)	(20,120)
(13,086)	—	(39,185)	34,997	(54,352)	(6,266)	235,507
(6)	118	(81)	15	(116)	(30)	(284)

(23,786)	24,752	(11,974)	34,052	(50,310)	(2,143)	187,714

(33,759)	(17,197)	(20,500)	33,588	(59,008)	(2,279)	149,504
504,588	730,070	187,003	629,338	196,613	7,071	687,296

$470,829	$712,873	$166,503	$662,926	$137,605	$4,792	$836,800

B-55

The Guardian Separate Account N

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 2014 and 2015 (continued)

	Invesco V.I. American Franchise Series II	Alger Capital Appreciation Class S	AB VPS Value Class B

2014 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—	$4,486
Net realized gain/(loss) from sale of investments	—	144,666	75,391
Reinvested realized gain distributions	—	327,949	—
Net change in unrealized appreciation/(depreciation) of investments	—	(213,187)	(51,303)

Net increase/(decrease) resulting from operations	—	259,428	28,574

2014 Policy Transactions
Net policy purchase payments	—	141,933	15,055
Transfers on account of death, surrenders and withdrawals	—	(226,962)	(68,009)
Transfers of policy loans	—	710	1,109
Transfers of cost of insurance and policy fees	—	(31,038)	(13,675)
Transfers between investment divisions, net	—	69,139	10,074
Transfers–other	—	(94)	177

Net increase/(decrease) from policy transactions	—	(46,312)	(55,269)

Total Increase/(Decrease) in Net Assets	—	213,116	(26,695)
Net Assets at December 31, 2013	—	1,977,518	256,860

Net Assets at December 31, 2014	$—	$2,190,634	$230,165

2015 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—	$3,241
Net realized gain/(loss) from sale of investments	—	105,509	16,377
Reinvested realized gain distributions	—	247,515	—
Net change in unrealized appreciation/(depreciation) of investments	—	(214,421)	(31,944)

Net increase/(decrease) resulting from operations	—	138,603	(12,326)

2015 Policy Transactions
Net policy purchase payments	—	108,594	14,048
Transfers on account of death, surrenders and withdrawals	—	(139,303)	(7,339)
Transfers of policy loans	—	(157,876)	275
Transfers of cost of insurance and policy fees	—	(33,272)	(8,205)
Transfers between investment divisions, net	—	80,898	(54,065)
Transfers–other	—	(62)	79

Net increase/(decrease) from policy transactions	—	(141,021)	(55,207)

Total Increase/(Decrease) in Net Assets	—	(2,418)	(67,533)
Net Assets at December 31, 2014	—	2,190,634	230,165

Net Assets at December 31, 2015	$—	$2,188,216	$162,632

See notes to financial statements.

B-56

Investment Divisions
AB VPS Growth and Income Class B	AB VPS Large Cap Growth Class B	AB VPS Global Thematic Growth Class B	AB VPS International Value Class B	AB VPS Real Estate Investment Class B	American Century VP Capital Appreciation Class I	American Century VP Mid Cap Value Class I

$6,959	$—	$—	$204	$12,038	$—	$5,870
11,031	107,169	3,858	47	(13,718)	3,225	53,169
—	—	—	—	119,171	121,828	33,524
39,110	(61,536)	4,910	(640)	2,254	(94,385)	(16,081)

57,100	45,633	8,768	(389)	119,745	30,668	76,482

102,012	99,300	13,120	—	53,514	6,106	80,098
(60,104)	(164,282)	(3,559)	—	(279,656)	(257,666)	(145,684)
(2,081)	—	(1,846)	—	—	(34,777)	(27,979)
(32,129)	(24,894)	(7,775)	(370)	(12,229)	(13,917)	(10,382)
(22,232)	(185,594)	(2,259)	779	31,656	(40,417)	180,971
208	(1,308)	(2)	—	21	—	—

(14,326)	(276,778)	(2,321)	409	(206,694)	(340,671)	77,024

42,774	(231,145)	6,447	20	(86,949)	(310,003)	153,506
675,360	530,196	184,578	5,497	544,908	585,001	385,783

$718,134	$299,051	$191,025	$5,517	$457,959	$274,998	$539,289

$7,537	$—	$—	$140	$6,063	$—	$6,971
21,055	21,186	9,432	28	(74,119)	(21)	20,140
—	33,513	—	—	38,596	18,589	19,773
(16,828)	(21,873)	(4,975)	(88)	35,127	(15,019)	(52,861)

11,764	32,826	4,457	80	5,667	3,549	(5,977)

53,596	64,661	26,875	—	27,822	16,413	52,766
(40,353)	(15,699)	(16,597)	—	(85,404)	—	(6,364)
(17,598)	—	—	—	(3)	771	(92,159)
(30,417)	(26,253)	(7,804)	(442)	(9,310)	(11,210)	(8,404)
(47,214)	33,027	15,620	817	(43,469)	114,905	(36,102)
721	291	32	(4)	(301)	(20)	(100)

(81,265)	56,027	18,126	371	(110,665)	120,859	(90,363)

(69,501)	88,853	22,583	451	(104,998)	124,408	(96,340)
718,134	299,051	191,025	5,517	457,959	274,998	539,289

$648,633	$387,904	$213,608	$5,968	$352,961	$399,406	$442,949

B-57

The Guardian Separate Account N

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 2014 and 2015 (continued)

	American Century VP Mid Cap Value Class II	BlackRock Global Allocation V.I. Class III	Davis Financial

2014 Increase/(Decrease) from Operations
Net investment income/(expense)	$1	$32,643	$6,717
Net realized gain/(loss) from sale of investments	2	48,367	31,533
Reinvested realized gain distributions	—	125,830	63,006
Net change in unrealized appreciation/(depreciation) of investments	86	(178,955)	(32,811)

Net increase/(decrease) resulting from operations	89	27,885	68,445

2014 Policy Transactions
Net policy purchase payments	730	89,493	29,931
Transfers on account of death, surrenders and withdrawals	—	(105,343)	(43,526)
Transfers of policy loans	—	—	(2,408)
Transfers of cost of insurance and policy fees	(70)	(29,579)	(42,030)
Transfers between investment divisions, net	362	39,104	5,593
Transfers–other	—	(86)	225

Net increase/(decrease) from policy transactions	1,022	(6,411)	(52,215)

Total Increase/(Decrease) in Net Assets	1,111	21,474	16,230
Net Assets at December 31, 2013	—	1,367,107	559,243

Net Assets at December 31, 2014	$1,111	$1,388,581	$575,473

2015 Increase/(Decrease) from Operations
Net investment income/(expense)	$34	$10,943	$5,103
Net realized gain/(loss) from sale of investments	18	(48,438)	21,991
Reinvested realized gain distributions	84	62,019	69,398
Net change in unrealized appreciation/(depreciation) of investments	(166)	(38,219)	(84,770)

Net increase/(decrease) resulting from operations	(30)	(13,695)	11,722

2015 Policy Transactions
Net policy purchase payments	2,791	144,641	28,596
Transfers on account of death, surrenders and withdrawals	(208)	(153,716)	(13,013)
Transfers of policy loans	—	(3)	1,137
Transfers of cost of insurance and policy fees	(435)	(23,348)	(38,049)
Transfers between investment divisions, net	10	(340,769)	3,138
Transfers–other	64	1,807	68

Net increase/(decrease) from policy transactions	2,222	(371,388)	(18,123)

Total Increase/(Decrease) in Net Assets	2,192	(385,083)	(6,401)
Net Assets at December 31, 2014	1,111	1,388,581	575,473

Net Assets at December 31, 2015	$3,303	$1,003,498	$569,072

See notes to financial statements.

B-58

Investment Divisions
Davis Real Estate	Davis Value	Delaware VIP Limited-Term Diversified Income Service Class	Delaware VIP Diversified Income Service Class	Delaware VIP Emerging Markets Service Class	Wells Fargo VT International Equity Class II	Fidelity VIP Contrafund Service Class 2

$15,985	$28,020	$10,522	$12,598	$874	$12,495	$44,032
40,472	85,235	(21,202)	(330)	6,602	4,598	878,924
—	606,466	—	—	822	10,779	122,602
276,803	(545,913)	26,131	17,297	(32,171)	(51,529)	(324,887)

333,260	173,808	15,451	29,565	(23,873)	(23,657)	720,671

187,013	245,817	35,369	99,960	37,314	—	576,045
(151,355)	(99,516)	(976,328)	(6,070)	—	(55,489)	(1,277,960)
(16,970)	(3,535)	—	(68,527)	10,619	—	(129,165)
(110,246)	(114,717)	(29,497)	(23,391)	(4,442)	(4,969)	(377,726)
(100,119)	(15,576)	554,603	65,891	(10,556)	20,061	(349,332)
(729)	299	—	2	(1)	—	(246)

(192,406)	12,772	(415,853)	67,865	32,934	(40,397)	(1,558,384)

140,854	186,580	(400,402)	97,430	9,061	(64,054)	(837,713)
1,310,399	2,819,584	1,194,394	481,159	222,744	479,802	6,832,005

$1,451,253	$3,006,164	$793,992	$578,589	$231,805	$415,748	$5,994,292

$22,683	$23,622	$7,179	$16,147	$1,468	$17,468	$43,190
56,469	118,979	(815)	(18,538)	(17,504)	1,221	473,440
—	455,862	—	6,459	5,137	—	526,259
(61,870)	(544,624)	157	(14,648)	(27,483)	(10,352)	(1,018,893)

17,282	53,839	6,521	(10,580)	(38,382)	8,337	23,996

175,002	211,005	23,112	78,019	27,997	1,000	529,886
(68,344)	(249,517)	(73,353)	(17,301)	(45,364)	(6,970)	(526,650)
(2,528)	(22,865)	—	2,054	(9,125)	—	(130,776)
(111,010)	(109,585)	(15,801)	(24,969)	(3,923)	(4,276)	(338,324)
(95,698)	(252)	(282,818)	82,417	111,190	(14,296)	(162,991)
302	358	23	(285)	(211)	(62)	3,153

(102,276)	(170,856)	(348,837)	119,935	80,564	(24,604)	(625,702)

(84,994)	(117,017)	(342,316)	109,355	42,182	(16,267)	(601,706)
1,451,253	3,006,164	793,992	578,589	231,805	415,748	5,994,292

$1,366,259	$2,889,147	$451,676	$687,944	$273,987	$399,481	$5,392,586

B-59

The Guardian Separate Account N

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 2014 and 2015 (continued)

	Fidelity VIP Equity- Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP High Income Service Class 2

2014 Increase/(Decrease) from Operations
Net investment income/(expense)	$56,176	$45	$13,622
Net realized gain/(loss) from sale of investments	144,247	82,088	2,292
Reinvested realized gain distributions	29,901	537	—
Net change in unrealized appreciation/(depreciation) of investments	(57,964)	(541)	(12,366)

Net increase/(decrease) resulting from operations	172,360	82,129	3,548

2014 Policy Transactions
Net policy purchase payments	190,810	65,214	69,525
Transfers on account of death, surrenders and withdrawals	(220,150)	(75,894)	(33,808)
Transfers of policy loans	(17,899)	(3,496)	(49,890)
Transfers of cost of insurance and policy fees	(139,762)	(42,512)	(6,894)
Transfers between investment divisions, net	(26,821)	92,012	37,318
Transfers–other	(49)	(774)	(73)

Net increase/(decrease) from policy transactions	(213,871)	34,550	16,178

Total Increase/(Decrease) in Net Assets	(41,511)	116,679	19,726
Net Assets at December 31, 2013	2,060,705	662,820	214,866

Net Assets at December 31, 2014	$2,019,194	$779,499	$234,592

2015 Increase/(Decrease) from Operations
Net investment income/(expense)	$43,648	$23	$19,701
Net realized gain/(loss) from sale of investments	113,513	52,766	(12,338)
Reinvested realized gain distributions	174,788	80,617	—
Net change in unrealized appreciation/(depreciation) of investments	(393,166)	(91,979)	(23,446)

Net increase/(decrease) resulting from operations	(61,217)	41,427	(16,083)

2015 Policy Transactions
Net policy purchase payments	152,351	60,751	59,762
Transfers on account of death, surrenders and withdrawals	(246,186)	(45,304)	(282)
Transfers of policy loans	(210,023)	651	1,355
Transfers of cost of insurance and policy fees	(105,766)	(41,873)	(6,673)
Transfers between investment divisions, net	(146,029)	5,060	(11,495)
Transfers–other	(3,324)	123	(2)

Net increase/(decrease) from policy transactions	(558,977)	(20,592)	42,665

Total Increase/(Decrease) in Net Assets	(620,194)	20,835	26,582
Net Assets at December 31, 2014	2,019,194	779,499	234,592

Net Assets at December 31, 2015	$1,399,000	$800,334	$261,174

See notes to financial statements.

B-60

Investment Divisions
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Government Money Market Service Class 2	Fidelity VIP Index 500 Initial Class	Templeton Growth VIP Class 2	Templeton Global Bond VIP Class 2

$1,167	$1,651	$3,430	$—	$1,261	$219	$28,757
111,619	7,316	15,162	—	311	2,573	(11,043)
140,573	2,576	3,748	—	70	—	—
99,440	(4,977)	(12,084)	—	3,385	(4,481)	3,832

352,799	6,566	10,256	—	5,027	(1,689)	21,546

578,101	—	—	—	22,292	10,274	50,743
(414,626)	—	(25,283)	—	—	(23,655)	(369,343)
(31,677)	(8)	(8)	—	—	—	(15)
(372,033)	(2,741)	(4,757)	—	(6,504)	(552)	(21,519)
78,482	(33,642)	155,276	—	58,102	736	305,158
(159)	—	—	—	(26)	6	—

(161,912)	(36,391)	125,228	—	73,864	(13,191)	(34,976)

190,887	(29,825)	135,484	—	78,891	(14,880)	(13,430)
5,980,413	145,987	120,544	—	1,892	47,095	753,940

$6,171,300	$116,162	$256,028	$—	$80,783	$32,215	$740,510

$14,611	$1,710	$718	$511	$2,398	$580	$48,655
38,535	6,250	2,049	—	921	(1,257)	(77,399)
743,742	398	267	—	52	—	3,160
(869,358)	(8,024)	(4,463)	—	(2,195)	(414)	(3,720)

(72,470)	334	(1,429)	511	1,176	(1,091)	(29,304)

508,483	—	—	273,751	76,442	2,453	30,051
(489,841)	(103,186)	(199,870)	(694,651)	—	—	(22,877)
800	—	—	288,796	—	(10,197)	(3)
(337,936)	(287)	(1,983)	(207,440)	(28,088)	(354)	(12,481)
(232,218)	91,817	(5,611)	6,987,999	238	6,134	(402,945)
(1,177)	—	206	(247)	51	13	(106)

(551,889)	(11,656)	(207,258)	6,648,208	48,643	(1,951)	(408,361)

(624,359)	(11,322)	(208,687)	6,648,719	49,819	(3,042)	(437,665)
6,171,300	116,162	256,028	—	80,783	32,215	740,510

$5,546,941	$104,840	$47,341	$6,648,719	$130,602	$29,173	$302,845

B-61

The Guardian Separate Account N

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 2014 and 2015 (continued)

	Templeton Foreign VIP Class 2	Franklin Mutual Shares VIP Class 2	Franklin Small Cap Value VIP Class 2

2014 Increase/(Decrease) from Operations
Net investment income/(expense)	$2	$4,522	$4,629
Net realized gain/(loss) from sale of investments	(11)	10,153	199,602
Reinvested realized gain distributions	—	1,176	55,819
Net change in unrealized appreciation/(depreciation) of investments	(128)	(978)	(242,912)

Net increase/(decrease) resulting from operations	(137)	14,873	17,138

2014 Policy Transactions
Net policy purchase payments	1,551	65,918	107,466
Transfers on account of death, surrenders and withdrawals	—	(5,149)	(407,783)
Transfers of policy loans	—	19,284	(26,797)
Transfers of cost of insurance and policy fees	(301)	(4,898)	(21,527)
Transfers between investment divisions, net	—	43,316	(29,023)
Transfers–other	(3)	118	157

Net increase/(decrease) from policy transactions	1,247	118,589	(377,507)

Total Increase/(Decrease) in Net Assets	1,110	133,462	(360,369)
Net Assets at December 31, 2013	52	161,821	1,071,584

Net Assets at December 31, 2014	$1,162	$295,283	$711,215

2015 Increase/(Decrease) from Operations
Net investment income/(expense)	$39	$12,198	$4,542
Net realized gain/(loss) from sale of investments	(113)	533	(1,662)
Reinvested realized gain distributions	39	26,915	104,463
Net change in unrealized appreciation/(depreciation) of investments	(181)	(61,219)	(162,810)

Net increase/(decrease) resulting from operations	(216)	(21,573)	(55,467)

2015 Policy Transactions
Net policy purchase payments	3,098	54,875	60,963
Transfers on account of death, surrenders and withdrawals	—	(23,284)	(36,928)
Transfers of policy loans	—	—	(7,904)
Transfers of cost of insurance and policy fees	(1,401)	(8,641)	(14,827)
Transfers between investment divisions, net	—	51,876	(14,798)
Transfers–other	—	(218)	(436)

Net increase/(decrease) from policy transactions	1,697	74,608	(13,930)

Total Increase/(Decrease) in Net Assets	1,481	53,035	(69,397)
Net Assets at December 31, 2014	1,162	295,283	711,215

Net Assets at December 31, 2015	$2,643	$348,318	$641,818

See notes to financial statements.

B-62

Investment Divisions
Ibbotson Balanced ETF Asset Allocation Class II	Ibbotson Growth ETF Asset Allocation Class II	Ibbotson Income and Growth ETF Asset Allocation Class II	IVY Funds VIP Small Cap Growth	IVY Funds VIP Mid Cap Growth	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares

$17,394	$4,042	$668	$—	$—	$3,180	$3,027
58,432	27,527	5,764	15,108	2	132,655	62,554
22,471	860	974	12,623	—	136,083	560,366
(26,647)	(11,401)	(3,469)	(28,155)	128	(30,773)	(461,469)

71,650	21,028	3,937	(424)	130	241,145	164,478

22,664	42,239	32,907	9,606	2,037	108,328	166,494
—	(84,240)	(42,197)	(70,340)	—	(261,434)	(30,009)
725	19,139	2,985	10,153	—	(12,670)	11,204
(81,334)	(13,777)	(3,997)	(1,937)	(261)	(76,892)	(118,674)
(141,992)	(33,369)	94,537	(23,666)	269	(10,758)	2,989
(1)	9	1	—	—	(1,945)	(16)

(199,938)	(69,999)	84,236	(76,184)	2,045	(255,371)	31,988

(128,288)	(48,971)	88,173	(76,608)	2,175	(14,226)	196,466
1,630,479	462,426	106,225	115,067	—	2,122,055	1,851,688

$1,502,191	$413,455	$194,398	$38,459	$2,175	$2,107,829	$2,048,154

$19,406	$7,475	$1,313	$—	$—	$18,251	$24,290
40,019	5,131	(4,145)	718	(8)	181,480	94,262
36,309	8,597	3,276	5,025	222	217,881	380,255
(124,870)	(37,547)	(3,703)	(5,259)	(412)	(324,858)	(255,161)

(29,136)	(16,344)	(3,259)	484	(198)	92,754	243,646

10,056	35,086	20,905	7,280	3,472	102,239	122,588
(30,115)	—	—	—	—	(207,830)	(203,338)
(8)	(71)	(6)	—	—	(7,157)	40,566
(85,676)	(18,586)	(3,968)	(882)	(701)	(73,800)	(111,078)
7,835	153,495	(123,223)	(14,348)	—	17,490	13,015
(3)	5	(3)	—	1	207	(1,221)

(97,911)	169,929	(106,295)	(7,950)	2,772	(168,851)	(139,468)

(127,047)	153,585	(109,554)	(7,466)	2,574	(76,097)	104,178
1,502,191	413,455	194,398	38,459	2,175	2,107,829	2,048,154

$1,375,144	$567,040	$84,844	$30,993	$4,749	$2,031,732	$2,152,332

B-63

The Guardian Separate Account N

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 2014 and 2015 (continued)

	Janus Aspen Janus Institutional Shares	Janus Aspen Global Research Institutional Shares	Janus Aspen Forty Service Shares

2014 Increase/(Decrease) from Operations
Net investment income/(expense)	$3,090	$18,285	$9
Net realized gain/(loss) from sale of investments	27,351	107,609	(4,126)
Reinvested realized gain distributions	59,559	—	8,420
Net change in unrealized appreciation/(depreciation) of investments	15,502	(4,420)	(1,463)

Net increase/(decrease) resulting from operations	105,502	121,474	2,840

2014 Policy Transactions
Net policy purchase payments	66,217	156,887	17,637
Transfers on account of death, surrenders and withdrawals	(14,948)	(114,660)	—
Transfers of policy loans	(1,371)	(9,663)	10,153
Transfers of cost of insurance and policy fees	(40,066)	(85,515)	(1,582)
Transfers between investment divisions, net	2,965	47,817	2,951
Transfers–other	7	47	4

Net increase/(decrease) from policy transactions	12,804	(5,087)	29,163

Total Increase/(Decrease) in Net Assets	118,306	116,387	32,003
Net Assets at December 31, 2013	797,268	1,630,555	14,760

Net Assets at December 31, 2014	$915,574	$1,746,942	$46,763

2015 Increase/(Decrease) from Operations
Net investment income/(expense)	$5,915	$12,492	$572
Net realized gain/(loss) from sale of investments	73,117	63,908	(5,799)
Reinvested realized gain distributions	170,010	—	8,961
Net change in unrealized appreciation/(depreciation) of investments	(198,615)	(122,953)	(1,025)

Net increase/(decrease) resulting from operations	50,427	(46,553)	2,709

2015 Policy Transactions
Net policy purchase payments	65,678	177,365	23,852
Transfers on account of death, surrenders and withdrawals	(96,398)	(98,135)	(215)
Transfers of policy loans	8,861	29,054	—
Transfers of cost of insurance and policy fees	(40,660)	(85,500)	(4,335)
Transfers between investment divisions, net	—	91,345	(36,252)
Transfers–other	—	134	28

Net increase/(decrease) from policy transactions	(62,519)	114,263	(16,922)

Total Increase/(Decrease) in Net Assets	(12,092)	67,710	(14,213)
Net Assets at December 31, 2014	915,574	1,746,942	46,763

Net Assets at December 31, 2015	$903,482	$1,814,652	$32,550

See notes to financial statements.

B-64

Investment Divisions
Janus Aspen Janus Service Shares	Janus Aspen Enterprise Service Shares	Janus Aspen Perkins Mid Cap Value Service Shares	Janus Aspen Balanced Service Shares	Janus Aspen Global Research Service Shares	MFS Growth Initial Class	MFS Investors Trust Initial Class

$85	$20	$24,767	$6,786	$2,396	$815	$3,583
13,729	(58)	46,463	36,185	40,377	67,921	13,467
3,234	4,214	58,122	12,673	—	52,004	29,285
(12,772)	329	(70,147)	(23,520)	(27,809)	(52,128)	(6,454)

4,276	4,505	59,205	32,124	14,964	68,612	39,881

—	3,854	59,897	12,275	36,392	64,353	32,846
—	—	(149,267)	(25,584)	(66,083)	(99,799)	(7,922)
—	—	—	—	(15)	(11,404)	1,370
(1,781)	(1,205)	(17,614)	(5,227)	(4,694)	(38,036)	(27,669)
(155,456)	58,102	81,768	(89,335)	3,898	27,099	1,042
—	(50)	355	—	(35)	(809)	—

(157,237)	60,701	(24,861)	(107,871)	(30,537)	(58,596)	(333)

(152,961)	65,206	34,344	(75,747)	(15,573)	10,016	39,548
175,335	—	601,689	409,385	199,634	824,964	356,360

$22,374	$65,206	$636,033	$333,638	$184,061	$834,980	$395,908

$216	$545	$5,890	$5,930	$638	$1,349	$2,926
(4,911)	(83)	(51,792)	16,953	1,904	26,438	40,346
9,087	7,649	58,441	11,407	—	46,959	34,414
(4,031)	(5,728)	(39,279)	(33,077)	(9,389)	(11,776)	(75,152)

361	2,383	(26,740)	1,213	(6,847)	62,970	2,534

3,430	8,553	40,526	11,648	43,727	55,680	21,477
(4,076)	(205)	(161,313)	(20,491)	(66,579)	(25,074)	(87,541)
—	—	(3)	—	—	1,875	(470)
(1,488)	(3,180)	(14,412)	(4,575)	(1,728)	(36,099)	(16,976)
25,356	—	(185,098)	(19,313)	(86,833)	—	894
358	117	72	501	5,979	137	(821)

23,580	5,285	(320,228)	(32,230)	(105,434)	(3,481)	(83,437)

23,941	7,668	(346,968)	(31,017)	(112,281)	59,489	(80,903)
22,374	65,206	636,033	333,638	184,061	834,980	395,908

$46,315	$72,874	$289,065	$302,621	$71,780	$894,469	$315,005

B-65

The Guardian Separate Account N

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 2014 and 2015 (continued)

	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

2014 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$1,465	$62,234
Net realized gain/(loss) from sale of investments	10,134	13,868	176,003
Reinvested realized gain distributions	283,137	13,289	86,619
Net change in unrealized appreciation/(depreciation) of investments	(403,775)	(11,146)	(51,880)

Net increase/(decrease) resulting from operations	(110,504)	17,476	272,976

2014 Policy Transactions
Net policy purchase payments	190,344	14,786	351,995
Transfers on account of death, surrenders and withdrawals	(43,946)	(15,633)	(153,960)
Transfers of policy loans	(2,048)	(637)	(69,846)
Transfers of cost of insurance and policy fees	(92,911)	(7,812)	(239,441)
Transfers between investment divisions, net	(196,844)	(2,000)	38,313
Transfers–other	(158)	—	108

Net increase/(decrease) from policy transactions	(145,563)	(11,296)	(72,831)

Total Increase/(Decrease) in Net Assets	(256,067)	6,180	200,145
Net Assets at December 31, 2013	1,596,915	174,705	3,187,863

Net Assets at December 31, 2014	$1,340,848	$180,885	$3,388,008

2015 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$1,271	$85,066
Net realized gain/(loss) from sale of investments	24,398	8,341	177,784
Reinvested realized gain distributions	40,969	13,110	121,010
Net change in unrealized appreciation/(depreciation) of investments	(84,351)	(21,096)	(393,860)

Net increase/(decrease) resulting from operations	(18,984)	1,626	(10,000)

2015 Policy Transactions
Net policy purchase payments	156,845	11,675	295,117
Transfers on account of death, surrenders and withdrawals	(123,985)	(10,560)	(207,343)
Transfers of policy loans	23,084	(1,498)	(24,470)
Transfers of cost of insurance and policy fees	(79,472)	(7,186)	(219,224)
Transfers between investment divisions, net	(54,821)	—	(135,237)
Transfers–other	(44)	—	(566)

Net increase/(decrease) from policy transactions	(78,393)	(7,569)	(291,723)

Total Increase/(Decrease) in Net Assets	(97,377)	(5,943)	(301,723)
Net Assets at December 31, 2014	1,340,848	180,885	3,388,008

Net Assets at December 31, 2015	$1,243,471	$174,942	$3,086,285

See notes to financial statements.

B-66

Investment Divisions
MFS Growth Service Class	MFS Strategic Income Service Class	MFS Research Service Class	MFS Total Return Service Class	MFS Investors Trust Service Class	MFS New Discovery Service Class	Oppenheimer Global /VA Service Class

$—	$7,008	$2,345	$1,844	$—	$—	$3,362
40,182	(10,958)	354,307	2,211	8	(317)	(5,097)
20,745	—	30,944	2,851	—	709	17,690
(33,360)	22,335	(318,669)	(4,836)	4	(501)	(32,985)

27,567	18,385	68,927	2,070	12	(109)	(17,030)

28,974	13,640	31,423	8,611	230	7,886	15,941
—	(646,901)	(818,944)	(25,424)	—	—	(35,115)
(79,752)	—	—	(15)	—	—	—
(9,370)	(15,202)	(20,694)	(3,310)	(122)	(2,922)	(9,534)
42,415	487,121	(97,356)	6,870	—	—	133,086
41	1	65	(2)	(5)	—	—

(17,692)	(161,341)	(905,506)	(13,270)	103	4,964	104,378

9,875	(142,956)	(836,579)	(11,200)	115	4,855	87,348
371,298	317,196	1,237,029	47,477	—	1,875	393,329

$381,173	$174,240	$400,450	$36,277	$115	$6,730	$480,677

$—	$4,748	$3,051	$566	$1	$—	$3,786
24,814	(1,738)	28,941	(636)	2	(476)	653
18,036	—	50,167	895	11	214	23,323
(13,922)	(5,156)	(66,780)	(1,134)	(11)	143	(18,034)

28,928	(2,146)	15,379	(309)	3	(119)	9,728

31,041	3,924	13,105	35,537	115	5,032	59,621
(9,788)	(42,503)	(39,719)	—	—	—	(21,411)
1,658	—	—	—	—	—	(105,150)
(11,078)	(6,748)	(12,735)	(8,707)	(168)	(4,408)	(8,262)
(57,903)	(41,918)	328,589	(20,655)	—	—	437,246
262	(114)	24	85	—	—	(429)

(45,808)	(87,359)	289,264	6,260	(53)	624	361,615

(16,880)	(89,505)	304,643	5,951	(50)	505	371,343
381,173	174,240	400,450	36,277	115	6,730	480,677

$364,293	$84,735	$705,093	$42,228	$65	$7,235	$852,020

B-67

The Guardian Separate Account N

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 2014 and 2015 (continued)

	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	ClearBridge Variable Appreciation Class II

2014 Increase/(Decrease) from Operations
Net investment income/(expense)	$28,970	$63,077	$—
Net realized gain/(loss) from sale of investments	(83,850)	(62,298)	—
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	140,419	141,395	—

Net increase/(decrease) resulting from operations	85,539	142,174	—

2014 Policy Transactions
Net policy purchase payments	109,447	143,950	—
Transfers on account of death, surrenders and withdrawals	(385,261)	(1,986,307)	—
Transfers of policy loans	1,015	(23,318)	—
Transfers of cost of insurance and policy fees	(56,671)	(78,476)	—
Transfers between investment divisions, net	(355,873)	452,710	—
Transfers–other	145	50	—

Net increase/(decrease) from policy transactions	(687,198)	(1,491,391)	—

Total Increase/(Decrease) in Net Assets	(601,659)	(1,349,217)	—
Net Assets at December 31, 2013	1,098,477	3,753,372	—

Net Assets at December 31, 2014	$496,818	$2,404,155	$—

2015 Increase/(Decrease) from Operations
Net investment income/(expense)	$15,102	$91,719	$63
Net realized gain/(loss) from sale of investments	(3,563)	(12,169)	—
Reinvested realized gain distributions	—	17,691	127
Net change in unrealized appreciation/(depreciation) of investments	(21,256)	(81,924)	(312)

Net increase/(decrease) resulting from operations	(9,717)	15,317	(122)

2015 Policy Transactions
Net policy purchase payments	80,621	108,618	—
Transfers on account of death, surrenders and withdrawals	(94,889)	(235,165)	—
Transfers of policy loans	—	1,975	—
Transfers of cost of insurance and policy fees	(16,928)	(73,454)	(12)
Transfers between investment divisions, net	(95,401)	(582,190)	5,965
Transfers–other	(132)	(47)	—

Net increase/(decrease) from policy transactions	(126,729)	(780,263)	5,953

Total Increase/(Decrease) in Net Assets	(136,446)	(764,946)	5,831
Net Assets at December 31, 2014	496,818	2,404,155	—

Net Assets at December 31, 2015	$360,372	$1,639,209	$5,831

See notes to financial statements.

B-68

Investment Divisions
ClearBridge Variable Mid Cap Core Class II	ClearBridge Variable Small Cap Growth Class II	Columbia Variable Portfolio- Small Cap Value Class 2	Dreyfus VIF Appreciation Service Class	Pioneer Equity Income VCT Class II

$—	$—	$—	$5	$—
—	179,513	—	1	—
—	38,612	—	—	—
—	(238,882)	(1)	13	—

—	(20,757)	(1)	19	—

—	11,051	159	782	—
—	(719,626)	—	—	—
—	(24,001)	—	—	—
—	(15,603)	(21)	(187)	—
—	(124,630)	—	—	—
—	—	—	—	—

—	(872,809)	138	595	—

—	(893,566)	137	614	—
—	1,122,096	—	—	—

$—	$228,530	$137	$614	$—

$—	$—	$5	$15	$11
—	(10,687)	(16)	(2)	(30)
—	3,441	61	36	17
—	(516)	(146)	(81)	—

—	(7,762)	(96)	(32)	(2)

—	9,424	1,881	944	1,788
—	—	—	—	(208)
—	(84,096)	—	—	—
—	(2,639)	(481)	(316)	(438)
—	(12,818)	—	—	—
—	(263)	—	—	—

—	(90,392)	1,400	628	1,142

—	(98,154)	1,304	596	1,140
—	228,530	137	614	—

$—	$130,376	$1,441	$1,210	$1,140

B-69

THE GUARDIAN SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (December 31, 2015)

NOTE 1 — ORGANIZATION

The Guardian Separate Account N (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 23, 1999, and commenced operations on July 20, 2000. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the survivorship variable universal life, individual variable universal life and flexible premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner may transfer his or her policy value among the various investment options based on the selected policy within the Account, or the FRO. However, a policyowner may only invest in up to twenty investment options, including the FRO, at any time. Policyowners may also choose to invest all or a portion of their net premiums or policy account value in the indexed option for the Flexible Solutions VUL III contract only, which is maintained by GIAC in its general account.

The eighty-seven investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Large Cap Alpha VIP Series Class I

RS S&P 500 Index VIP Series Class I

RS High Yield VIP Series Class I

RS Low Duration Bond VIP Series Class I

RS Investment Quality Bond VIP Series Class I

Gabelli Capital Asset Fund

RS International VIP Series Class I

RS Emerging Markets VIP Series Class I

RS Small Cap Growth Equity VIP Series Class I

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

Invesco V.I. American Franchise Fund Series I

Invesco V.I. Managed Volatility Fund Series I

Invesco V.I. Core Equity Fund Series I

Invesco V.I. Core Equity Fund Series II

Invesco V.I. Government Securities Fund Series II

Invesco V.I. Mid Cap Core Equity Fund Series II

Invesco V.I. Managed Volatility Fund Series II

Invesco V.I. Growth and Income Fund Series II

Invesco V.I. American Franchise Fund Series II

Alger Capital Appreciation Portfolio Class S

AB VPS Value Portfolio Class B (formerly AllianceBernstein VPS Value Portfolio Class B)

AB VPS Growth and Income Portfolio Class B (formerly AllianceBernstein VPS Growth and Income Portfolio Class B)

AB VPS Large Cap Growth Portfolio Class B (formerly AllianceBernstein VPS Large Cap Growth Portfolio Class B)

AB VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein VPS Global Thematic Growth Portfolio Class B)

AB VPS International Value Portfolio Class B (formerly AllianceBernstein VPS International Value Portfolio Class B)

AB VPS Real Estate Investment Portfolio Class B (formerly AllianceBernstein VPS Real Estate Investment Portfolio Class B)

American Century VP Capital Appreciation Fund Class I

American Century VP Mid Cap Value Fund Class I

American Century VP Mid Cap Value Fund Class II

BlackRock Global Allocation V.I. Fund Class III

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Delaware VIP Limited-Term Diversified Income Series Service Class

Delaware VIP Diversified Income Series Service Class

Delaware VIP Emerging Markets Series Service Class

Wells Fargo VT International Equity Fund Class II (formerly Wells Fargo Advantage VT International Equity Fund Class II)

Fidelity VIP Contrafund® Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Opportunities Portfolio Service Class 2

Fidelity VIP High Income Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Fidelity VIP Freedom 2020 Portfolio Service Class 2

Fidelity VIP Freedom 2030 Portfolio Service Class 2

Fidelity VIP Government Money Market Portfolio Service Class 2

Fidelity VIP Index 500 Portfolio Initial Class

Templeton Growth VIP Fund Class 2

Templeton Global Bond VIP Fund Class 2

Templeton Foreign VIP Fund Class 2

Franklin Mutual Shares VIP Fund Class 2

Franklin Small Cap Value VIP Fund Class 2

Ibbotson Balanced ETF Asset Allocation Portfolio Class II

Ibbotson Growth ETF Asset Allocation Portfolio Class II

B-70

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

Ibbotson Income and Growth ETF Asset Allocation Portfolio Class II

IVY Funds VIP Small Cap Growth

IVY Funds VIP Mid Cap Growth

Janus Aspen Enterprise Portfolio Institutional Shares

Janus Aspen Forty Portfolio Institutional Shares

Janus Aspen Janus Portfolio Institutional Shares

Janus Aspen Global Research Portfolio Institutional Shares

Janus Aspen Forty Portfolio Service Shares

Janus Aspen Janus Portfolio Service Shares

Janus Aspen Enterprise Portfolio Service Shares

Janus Aspen Perkins Mid Cap Value Portfolio Service Shares

Janus Aspen Balanced Portfolio Service Shares

Janus Aspen Global Research Portfolio Service Shares

MFS® Growth Series Initial Class

MFS® Investors Trust Series Initial Class

MFS® New Discovery Series Initial Class

MFS® Research Series Initial Class

MFS® Total Return Series Initial Class

MFS® Growth Series Service Class

MFS® Strategic Income Portfolio Service Class

MFS® Research Series Service Class

MFS® Total Return Series Service Class

MFS® Investors Trust Series Service Class

MFS® New Discovery Series Service Class

Oppenheimer Global Fund/VA Service Class

PIMCO Real Return Portfolio Advisor Class

PIMCO Total Return Portfolio Advisor Class

ClearBridge Variable Appreciation Portfolio Class II

ClearBridge Variable Mid Cap Core Portfolio Class II

ClearBridge Variable Small Cap Growth Portfolio Class II

Columbia Variable Portfolio — Small Cap Value Fund Class 2

Dreyfus VIF Appreciation Portfolio Service Class

Pioneer Equity Income VCT Portfolio Class II

A tax-qualified and a non-tax-qualified investment division has been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee, guaranteed minimum income benefit or guaranteed minimum withdrawal benefit) and other policy benefits. Assets and related liabilities are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit that would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	Net proceeds of payments made by policyowners to the Account are invested by the Account’s investment divisions in shares of the corresponding Funds at net asset value. All distributions made by the Fund are reinvested in shares of the same Fund.

(b)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(c)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(d)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

The guidance pertaining to the disclosure of fair value measurements requires (1) the separate disclosure of significant transfers in and out of Level 1 and Level 2 fair value measurements, (2) additional breakout of the information presented in reconciliation of Level 3 fair value measurements, and (3) increased disclosure about inputs

B-71

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

and valuation techniques used to measure fair value. For the year ended December 31, 2015, there were no transfers into or out of Level 1 and Level 2, and there were no Level 3 fair value measurement items requiring reconciliation.

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect management’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are unadjusted quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active.

Level 3 — inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2015, none of the Account investments are considered Level 3.

The Account invests in various registered mutual funds managed by RS Investment Management Co., LLC, (RS Investments), an affiliated company, and unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets is based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in order to determine the level at which those investments should be reported. Generally, actively traded registered mutual funds are considered Level 1.

As of December 31, 2015, all investments of the Account were in actively traded registered mutual funds and were considered Level 1 with a total fair value of $89,764,551.

The guidance indicates that entities should determine whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. As of December 31, 2015, none of the Account’s registered mutual funds investments’ level of trading activities is considered to have significantly decreased.

There were no financial instrument liabilities held by the Account as of December 31, 2015, or during the twelve months then ended.

Subsequent Events

The Account considers events occurring after the balance sheet date but prior to March 14, 2016, the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events requiring recognition or disclosure in the financial statements.

Individual Mortality Table Used and the Assumed Investment Return

The mortality charge for Variable Universal Life Insurance policies is based on the 1980 and 2001 Commissioners’ Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 3.5%.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of Guardian, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the

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December 31, 2015 (continued)

IRC, Guardian does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, there is no charge to the Account for federal income taxes. Guardian will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

Under the provisions of Section 817(h) of the IRC, a variable life policy will not be treated as a life policy for federal tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under section 817(h) of IRC. Guardian believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year December 31, 2015, were as follows:

	Purchases	Sales
RS Large Cap Alpha VIP Series Class I	$1,000,420	$1,154,115
RS S&P 500 Index VIP Series Class I	1,607,139	1,102,739
RS High Yield VIP Series Class I	131,785	79,153
RS Low Duration Bond VIP Series Class I	377,611	434,565
RS Investment Quality Bond VIP Series Class I	724,455	614,727
RS Money Market VIP Series Class I	1,186,143	1,177,083
Gabelli Capital Asset Fund	462,970	303,941
RS International VIP Series Class I	487,549	422,664
RS Emerging Markets VIP Series Class I	409,516	675,436
RS Small Cap Growth Equity VIP Series Class I	1,609,993	1,322,287
Value Line Centurion Fund	29,579	12,591
Value Line Strategic Asset Management Trust	206,609	316,648
Invesco V.I. American Franchise Fund Series I	48,610	60,224
Invesco V.I. Managed Volatility Fund Series I	224,039	65,745
Invesco V.I. Core Equity Fund Series I	143,156	35,353
Invesco V.I. Core Equity Fund Series II	99,082	91,733
Invesco V.I. Government Securities Fund Series II	355,985	311,431
Invesco V.I. Mid Cap Core Equity Fund Series II	130,023	168,602
Invesco V.I. Managed Volatility Fund Series II	22,478	18,722
Invesco V.I. Growth and Income Fund Series II	530,783	206,737
Invesco V.I. American Franchise Fund Series II	—	—
Alger Capital Appreciation Portfolio Class S	788,008	681,513
AB VPS Value Portfolio Class B (formerly AllianceBernstein VPS Value Portfolio Class B)	16,324	68,291
AB VPS Growth and Income Portfolio Class B (formerly AllianceBernstein VPS Growth and Income Portfolio Class B)	94,728	168,455
AB VPS Large Cap Growth Portfolio Class B (formerly AllianceBernstein VPS Large Cap Growth Portfolio Class B)	171,023	81,482
AB VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein VPS Global Thematic Growth Portfolio Class B)	49,067	30,942
AB VPS International Value Portfolio Class B (formerly AllianceBernstein VPS International Value Portfolio Class B)	953	442

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NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

	Purchases	Sales
AB VPS Real Estate Investment Portfolio Class B (formerly AllianceBernstein VPS Real Estate Investment Portfolio Class B)	$247,083	$313,089
American Century VP Capital Appreciation Fund Class I	198,544	59,096
American Century VP Mid Cap Value Fund Class I	207,321	270,939
American Century VP Mid Cap Value Fund Class II	2,960	621
BlackRock Global Allocation V.I. Fund Class III	512,600	811,026
Davis Financial Portfolio	120,169	63,790
Davis Real Estate Portfolio	214,810	294,403
Davis Value Portfolio	659,057	350,429
Delaware VIP Limited-Term Diversified Income Series Service Class	709,163	1,050,702
Delaware VIP Diversified Income Series Service Class	713,105	570,563
Delaware VIP Emerging Markets Series Service Class	194,780	107,611
Wells Fargo VT International Equity Fund Class II (formerly Wells Fargo Advantage VT International Equity Fund Class II)	45,559	52,695
Fidelity VIP Contrafund Portfolio Service Class 2	1,277,485	1,333,738
Fidelity VIP Equity-Income Portfolio Service Class 2	331,744	672,284
Fidelity VIP Growth Opportunities Portfolio Service Class 2	136,998	76,950
Fidelity VIP High Income Portfolio Service Class 2	182,003	119,638
Fidelity VIP Mid Cap Portfolio Service Class 2	1,334,840	1,128,375
Fidelity VIP Freedom 2020 Portfolio Service Class 2	106,107	115,655
Fidelity VIP Freedom 2030 Portfolio Service Class 2	61,461	267,733
Fidelity VIP Government Money Market Portfolio Service Class 2	2,368,819	2,193,759
Fidelity VIP Index 500 Portfolio Initial Class	68,862	17,768
Templeton Growth VIP Fund Class 2	23,065	24,435
Templeton Global Bond VIP Fund Class 2	320,110	676,655
Templeton Foreign VIP Fund Class 2	2,359	583
Franklin Mutual Shares VIP Fund Class 2	226,352	112,630
Franklin Small Cap Value VIP Fund Class 2	315,692	220,617
Ibbotson Balanced ETF Asset Allocation Portfolio Class II	150,618	192,814
Ibbotson Growth ETF Asset Allocation Portfolio Class II	230,899	44,899
Ibbotson Income and Growth ETF Asset Allocation Portfolio Class II	137,214	238,919
IVY Funds VIP Small Cap Growth	12,305	15,231
IVY Funds VIP Mid Cap Growth	3,386	393
Janus Aspen Enterprise Portfolio Institutional Shares	341,472	274,190
Janus Aspen Forty Portfolio Institutional Shares	547,990	282,912
Janus Aspen Janus Portfolio Institutional Shares	250,710	137,304
Janus Aspen Global Research Portfolio Institutional Shares	277,933	151,178
Janus Aspen Forty Portfolio Service Shares	35,769	43,158
Janus Aspen Janus Portfolio Service Shares	61,667	28,783
Janus Aspen Enterprise Portfolio Service Shares	15,633	2,154
Janus Aspen Perkins Mid Cap Value Portfolio Service Shares	163,299	419,196
Janus Aspen Balanced Portfolio Service Shares	123,095	137,989
Janus Aspen Global Research Portfolio Service Shares	47,626	152,423
MFS Growth Series Initial Class	99,472	54,645
MFS Investors Trust Series Initial Class	55,700	101,798
MFS New Discovery Series Initial Class	229,155	266,579
MFS Research Series Initial Class	26,109	19,296
MFS Total Return Series Initial Class	467,336	552,984
MFS Growth Series Service Class	95,592	123,364
MFS Strategic Income Portfolio Service Class	77,018	159,629
MFS Research Series Service Class	513,222	170,739
MFS Total Return Series Service Class	42,963	35,241
MFS Investors Trust Series Service Class	126	168
MFS New Discovery Series Service Class	3,658	2,820
Oppenheimer Global Fund/VA Service Class	693,599	304,876
PIMCO Real Return Portfolio Advisor Class	196,007	307,634
PIMCO Total Return Portfolio Advisor Class	577,081	1,247,935

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NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

	Purchases	Sales
ClearBridge Variable Appreciation Portfolio Class II	$6,155	$12
ClearBridge Variable Mid Cap Core Portfolio Class II	—	—
ClearBridge Variable Small Cap Growth Portfolio Class II	28,421	115,372
Columbia Variable Portfolio- Small Cap Value Fund Class 2	1,927	462
Dreyfus VIF Appreciation Portfolio Service Class	746	68
Pioneer Equity Income VCT Portfolio Class II	1,800	630

Total	$27,004,778	$26,097,197

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

Under the terms of the policy, GIAC deducts certain charges from the policy account value. These contractual charges are deducted by redeeming units of the investment divisions and consist of:

a)	Mortality and expense risk charges are as follows:

•

For Park Avenue Millenneium Series, GIAC deducts at a current annual rate of .60% of the net assets of the separate account through the twelfth policy year. Starting in the thirteenth policy year, GIAC deducts at a current annual rate of .40% up to account value breakpoint and .20% on the amount of net assets in excess of the breakpoint.

•

For Flexible Solutions Series, GIAC deducts at a current annual rate of .60% of the net assets of the separate account through the tenth policy year. Starting in the eleventh policy year, GIAC deducts at a current annual rate of .20% up to the account value breakpoint and .00% on the net amount of assets in excess of the breakpoint.

•

For Flexible Solution — Gold Series, GIAC deducts at a current annual rate of .50% of the net assets of the separate account through the tenth policy year. Starting in the eleventh policy year, GIAC deducts at a current annual rate of .10% up to the account value breakpoint and .00% on the net amount of assets in excess of the breakpoint.

•	For Executive Benefits, there is no current annual deduction of the net assets of the separate account. GIAC guarantees this charge never to exceed an annual rate of .25% of the account value.

•	For Flexible Solutions VUL III, there is no current annual deduction of the net assets of the separate account. GIAC guarantees this charge never to exceed an annual rate of .25% of the account value.

The breakpoint is defined as $100,000 less any policy account value allocated to the fixed rate option, but not less than zero.

b)	Policy and administrative fees, which vary with the basic sum, face amount, age, sex and rating class.

c)	A monthly charge for the cost of life insurance, based on age, sex, duration and rating class, is deducted as compensation for the anticipated cost of paying death benefits.

d)	For Flexible Solutions VUL III, GIAC deducts a monthly indexed account charge at a current annual rate of .45% of the policy value in the indexed account, which is the obligation of GIAC’s general account. GIAC guarantees this charge never to exceed an annual rate of .70% of the indexed account value.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

For the years ended December 31, 2014 and 2015, contractual charges amounted to $5,077,778 and $4,593,004, respectively, and represent the aggregate fair value of the units at the redemption date.

Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investments, a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

RS Investments serves as investment adviser and administrator to each of the Variable Product Funds Series (RS Funds). GIS served as sub-adviser to certain RS Funds until April 30, 2015. Effective as of May 1, 2015, Park Avenue Institutional Advisers LLC (PAIA), a wholly-owned subsidiary of GIS, serves as the sub-advisor to certain RS Funds. RS Funds Distributor (RSFD), a wholly-owned subsidiary of RS Investments, serves as the sole distributor of the RS Funds. In addition, RS Investments and PAIA also have the roles described below.

RS Investments provides day-to-day investment management services to the following funds:

• RS Large Cap Alpha VIP Series Class I	• RS Emerging Markets VIP Series Class I
• RS Small Cap Growth Equity VIP Series Class I	• RS International VIP Series Class I

As sub-adviser, PAIA provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of PAIA’s performance:

• RS Investment Quality Bond VIP Series Class I	• RS S&P 500 Index VIP Series Class I
• RS High Yield VIP Series Class I	• RS Low Duration Bond VIP Series Class I

As of April 30, 2015, the RS Money Market VIP Series was liquidated and is no longer available as an investment allocation option under this contract. The contract owner had the option to transfer the accumulation value to another investment option by the liquidation date. After the liquidation date, any accumulation value remaining in the RS Money Market VIP Series was transferred to the Fidelity VIP Government Money Market Portfolio.

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the table below for investment advisory and administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Funds’ average daily net assets. The sub-advisory fee payable to PAIA and previously to GIS by RS Investments also covers the administrative and accounting services provided by PAIA to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Large Cap Alpha VIP Series Class I	None	0.50%	N/A
RS S&P 500 Index VIP Series Class I	PAIA*	0.25%	0.070%
RS High Yield VIP Series Class I	PAIA*	0.60%	0.168%
RS Low Duration Bond VIP Series Class I	PAIA*	0.45%	0.126%
RS Investment Quality Bond VIP Series Class I	PAIA*	0.50%	0.140%
RS International VIP Series Class I	None	0.80%	N/A
RS Emerging Markets VIP Series Class I	None	1.00%	N/A
RS Small Cap Growth Equity VIP Series Class I	None	0.75%	N/A

*	Previously GIS (prior to May 1, 2015)

GIAC has administrative service fee agreements with RSFD, RS Investments, Gabelli Capital Asset Fund, Invesco Advisers, Inc., AllianceBernstein, L.P., ALPS Advisors, Inc., American Century Investment Management, Inc., BlackRock Advisors, LLC, Davis Selected Advisers, LP, Delaware Management Company, Wells Fargo Funds Management, LLC, Fidelity Management & Research Company, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Fred Alger Management, Inc., Janus Capital Management, LLC, Massachusetts Financial Services Company , OppenheimerFunds, Inc., PIMCO, Templeton Investment Counsel, LLC, Templeton Global Advisors Limited, EULAV Asset Management, LLC, Legg Mason Partners Fund Advisor, LLC, Waddell & Reed Investment Management Company, Columbia Management Investment Advisers, LLC, The Dreyfus Corporation, and Pioneer Investment Management, Inc., which compensate GIAC for administrative services provided. These fees range from .05% to .50% of the average daily net assets.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account. These amounts are reflected in the “Liabilities” in the Statements of Assets and Liabilities.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2015 and 2014, were as follows:

	2015			2014
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Large Cap Alpha VIP Series Class I	41,005	92,776	(51,771)	57,919	120,083	(62,164)
RS S&P 500 Index VIP Series Class I	93,716	75,743	17,973	84,156	107,506	(23,350)
RS High Yield VIP Series Class I	4,849	3,874	975	8,202	10,827	(2,625)
RS Low Duration Bond VIP Series Class I	27,191	32,146	(4,955)	18,531	23,620	(5,089)
RS Investment Quality Bond VIP Series Class I	31,348	31,036	312	33,394	31,510	1,884
RS Money Market VIP Series Class I	120,440	631,922	(511,482)	484,558	661,396	(176,838)
Gabelli Capital Asset Fund	8,278	12,116	(3,838)	10,314	18,974	(8,660)
RS International VIP Series Class I	34,170	32,255	1,915	38,555	42,794	(4,239)
RS Emerging Markets VIP Series Class I	15,428	23,675	(8,247)	17,897	23,003	(5,106)
RS Small Cap Growth Equity VIP Series Class I	29,646	47,015	(17,369)	50,515	72,875	(22,360)
Value Line Centurion Fund	2,623	1,379	1,244	3,351	3,094	257
Value Line Strategic Asset Management Trust	6,415	17,148	(10,733)	5,910	10,938	(5,028)
Invesco V.I. American Franchise Fund Series I	4,658	5,903	(1,245)	5,446	3,897	1,549
Invesco V.I. Managed Volatility Fund Series I	3,146	4,513	(1,367)	6,675	7,088	(413)
Invesco V.I. Core Equity Fund Series I	6,417	4,524	1,893	4,919	9,815	(4,896)
Invesco V.I. Core Equity Fund Series II	5,954	6,571	(617)	10,653	9,941	712
Invesco V.I. Government Securities Fund Series II	28,193	25,536	2,657	14,802	36,442	(21,640)
Invesco V.I. Mid Cap Core Equity Fund Series II	8,092	11,689	(3,597)	5,438	7,350	(1,912)
Invesco V.I. Managed Volatility Fund Series II	1,329	1,474	(145)	23	112	(89)
Invesco V.I. Growth and Income Fund Series II	23,343	13,175	10,168	14,836	15,006	(170)
Invesco V.I. American Franchise Fund Series II	—	—	—	—	—	—
Alger Capital Appreciation Portfolio Class S	28,191	34,449	(6,258)	29,681	32,333	(2,652)
AB VPS Value Portfolio Class B (formerly AllianceBernstein VPS Value Portfolio Class B)	720	3,441	(2,721)	7,207	9,898	(2,691)
AB VPS Growth and Income Portfolio Class B (formerly AllianceBernstein VPS Growth and Income Portfolio Class B)	4,712	8,407	(3,695)	10,657	11,595	(938)
AB VPS Large Cap Growth Portfolio Class B (formerly AllianceBernstein VPS Large Cap Growth Portfolio Class B)	6,337	3,997	2,340	5,522	19,531	(14,009)
AB VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein VPS Global Thematic Growth Portfolio Class B)	3,239	2,088	1,151	903	1,067	(164)
AB VPS International Value Portfolio Class B (formerly AllianceBernstein VPS International Value Portfolio Class B)	84	48	36	95	53	42
AB VPS Real Estate Investment Portfolio Class B (formerly AllianceBernstein VPS Real Estate Investment Portfolio Class B)	12,141	18,226	(6,085)	28,438	41,075	(12,637)
American Century VP Capital Appreciation Fund Class I	10,544	3,562	6,982	14,623	35,992	(21,369)

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NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

	2015			2014
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
American Century VP Mid Cap Value Fund Class I	8,735	13,030	(4,295)	20,625	16,318	4,307
American Century VP Mid Cap Value Fund Class II	248	73	175	92	6	86
BlackRock Global Allocation V.I. Fund Class III	31,343	57,294	(25,951)	33,939	34,281	(342)
Davis Financial Portfolio	2,671	3,504	(833)	1,985	4,621	(2,636)
Davis Real Estate Portfolio	6,590	9,377	(2,787)	8,648	14,371	(5,723)
Davis Value Portfolio	10,706	19,026	(8,320)	14,155	13,349	806
Delaware VIP Limited-Term Diversified Income Series Service Class	56,278	83,531	(27,253)	64,211	97,188	(32,977)
Delaware VIP Diversified Income Series Service Class	46,107	38,289	7,818	59,724	54,886	4,838
Delaware VIP Emerging Markets Series Service Class	17,746	10,071	7,675	13,208	10,857	2,351
Wells Fargo VT International Equity Fund Class II (formerly Wells Fargo Advantage VT International Equity Fund Class II)	2,008	3,682	(1,674)	2,072	4,826	(2,754)
Fidelity VIP Contrafund Portfolio Service Class 2	36,279	61,192	(24,913)	54,338	119,569	(65,231)
Fidelity VIP Equity-Income Portfolio Service Class 2	7,915	33,600	(25,685)	12,934	22,883	(9,949)
Fidelity VIP Growth Opportunities Portfolio Service Class 2	4,175	5,359	(1,184)	11,482	9,236	2,246
Fidelity VIP High Income Portfolio Service Class 2	10,426	8,033	2,393	9,641	8,493	1,148
Fidelity VIP Mid Cap Portfolio Service Class 2	19,891	33,118	(13,227)	30,693	34,911	(4,218)
Fidelity VIP Freedom 2020 Portfolio Service Class 2	7,417	8,172	(755)	891	3,455	(2,564)
Fidelity VIP Freedom 2030 Portfolio Service Class 2	4,064	18,449	(14,385)	15,416	6,460	8,956
Fidelity VIP Government Money Market Portfolio Service Class 2	717,217	191,171	526,046	—	—	—
Fidelity VIP Index 500 Portfolio Initial Class	6,052	2,278	3,774	6,798	629	6,169
Templeton Growth VIP Fund Class 2	1,714	1,787	(73)	3,489	4,455	(966)
Templeton Global Bond VIP Fund Class 2	21,250	53,741	(32,491)	74,628	76,717	(2,089)
Templeton Foreign VIP Fund Class 2	306	142	164	138	29	109
Franklin Mutual Shares VIP Fund Class 2	11,446	7,642	3,804	11,096	4,573	6,523
Franklin Small Cap Value VIP Fund Class 2	12,657	13,706	(1,049)	17,317	38,426	(21,109)
Ibbotson Balanced ETF Asset Allocation Portfolio Class II	6,338	12,611	(6,273)	5,174	18,388	(13,214)
Ibbotson Growth ETF Asset Allocation Portfolio Class II	13,309	2,962	10,347	4,994	9,307	(4,313)
Ibbotson Income and Growth ETF Asset Allocation Portfolio Class II	9,753	17,665	(7,912)	24,817	18,621	6,196
IVY Funds VIP Small Cap Growth	391	852	(461)	1,585	6,079	(4,494)
IVY Funds VIP Mid Cap Growth	291	59	232	198	22	176
Janus Aspen Enterprise Portfolio Institutional Shares	10,776	22,560	(11,784)	9,362	30,674	(21,312)
Janus Aspen Forty Portfolio Institutional Shares	8,617	15,411	(6,794)	11,073	9,258	1,815
Janus Aspen Janus Portfolio Institutional Shares	6,046	10,490	(4,444)	6,208	5,080	1,128
Janus Aspen Global Research Portfolio Institutional Shares	28,381	18,013	10,368	25,621	26,091	(470)
Janus Aspen Forty Portfolio Service Shares	1,773	2,917	(1,144)	3,031	1,042	1,989
Janus Aspen Janus Portfolio Service Shares	2,896	1,641	1,255	2,682	12,818	(10,136)

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NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

	2015			2014
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Janus Aspen Enterprise Portfolio Service Shares	483	213	270	3,632	123	3,509
Janus Aspen Perkins Mid Cap Value Portfolio Service Shares	6,282	26,608	(20,326)	19,066	20,060	(994)
Janus Aspen Balanced Portfolio Service Shares	2,364	3,100	(736)	4,238	6,735	(2,497)
Janus Aspen Global Research Portfolio Service Shares	3,166	10,312	(7,146)	9,861	11,797	(1,936)
MFS Growth Series Initial Class	4,241	4,497	(256)	9,029	13,861	(4,832)
MFS Investors Trust Series Initial Class	1,220	5,501	(4,281)	2,055	2,038	17
MFS New Discovery Series Initial Class	10,045	13,656	(3,611)	12,165	19,053	(6,888)
MFS Research Series Initial Class	738	1,173	(435)	981	1,672	(691)
MFS Total Return Series Initial Class	14,299	26,256	(11,957)	20,555	23,470	(2,915)
MFS Growth Series Service Class	4,294	6,535	(2,241)	8,378	9,581	(1,203)
MFS Strategic Income Portfolio Service Class	5,007	11,047	(6,040)	48,378	58,874	(10,496)
MFS Research Series Service Class	26,461	9,648	16,813	4,069	57,679	(53,610)
MFS Total Return Series Service Class	3,549	3,149	400	6,147	7,122	(975)
MFS Investors Trust Series Service Class	9	13	(4)	19	10	9
MFS New Discovery Series Service Class	455	395	60	716	263	453
Oppenheimer Global Fund/VA Service Class	35,819	16,667	19,152	44,224	39,775	4,449
PIMCO Real Return Portfolio Advisor Class	16,028	25,914	(9,886)	154,486	204,245	(49,759)
PIMCO Total Return Portfolio Advisor Class	42,749	103,053	(60,304)	100,418	218,256	(117,838)
ClearBridge Variable Appreciation Portfolio Class II	162	—	162	—	—	—
ClearBridge Variable Mid Cap Core Portfolio Class II	—	—	—	—	—	—
ClearBridge Variable Small Cap Growth Portfolio Class II	935	4,223	(3,288)	3,854	37,357	(33,503)
Columbia Variable Portfolio- Small Cap Value Fund Class 2	158	40	118	13	2	11
Dreyfus VIF Appreciation Portfolio Service Class	81	27	54	72	19	53
Pioneer Equity Income VCT Portfolio Class II	146	53	93	—	—	—

NOTE 6 — FINANCIAL HIGHLIGHTS

GIAC sells a number of variable life insurance policy products that are funded by the Account. These products have unique combinations of features and fees that are charged against the policyholder’s account balance. The differences in the fee structures result in a same unit values, expense ratios and total returns since fee charges are made directly to policy owners’ accounts through redemption of units.

In 2010, the Account elected to present in the Financial Highlights appearing in Note 6 based on the aggregate product basis for each of the Account’s investment options, rather than separate information for each product level as reported in prior periods as permitted by AICPA Statement of Position 03-5. The Account similarly elected to report aggregate period-end units outstanding, unit value and net assets for each investment option in the Statements of Assets and Liabilities and the Financial Highlights Notes herein. Prior-period financial highlights apprearing in Note 6 have been retrospectively adjusted conforming to the current period presentation.

B-79

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

The following represent amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to policyholders’ accounts through redemption of units:

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
RS Large Cap Alpha VIP Series Class I
2015	396,179	$15.03	$5,953,213	—	1.25%	-2.01%
2014	447,950	15.33	6,869,075	—	1.22%	13.58%
2013	510,114	13.50	6,887,070	—	1.33%	38.71%
2012	512,844	9.73	4,991,500	—	1.98%	16.52%
2011	566,036	8.35	4,728,167	—	0.96%	-9.22%
RS S&P 500 Index VIP Series Class I
2015	527,878	$18.04	$9,524,235	—	1.93%	1.03%
2014	509,905	17.86	9,106,408	—	1.80%	13.42%
2013	533,255	15.75	8,396,473	—	1.85%	32.01%
2012	553,054	11.93	6,596,645	—	1.91%	15.68%
2011	542,705	10.31	5,595,864	—	1.86%	1.95%
RS High Yield VIP Series Class I
2015	20,332	$21.90	$445,289	—	6.87%	-4.58%
2014	19,357	22.95	444,303	—	6.08%	-0.84%
2013	21,982	23.15	508,830	—	6.67%	6.94%
2012	26,759	21.64	579,188	—	5.92%	14.57%
2011	32,322	18.89	610,649	—	7.51%	4.19%
RS Low Duration Bond VIP Series Class I
2015	60,466	$13.81	$834,922	—	1.29%	0.47%
2014	65,421	13.74	899,152	—	1.57%	0.92%
2013	70,510	13.62	960,216	—	1.67%	0.24%
2012	69,316	13.59	941,713	—	1.69%	3.16%
2011	71,066	13.17	935,903	—	2.43%	1.91%
RS Investment Quality Bond VIP Series Class I
2015	129,031	$22.40	$2,889,962	—	2.43%	0.33%
2014	128,719	22.32	2,873,618	—	3.18%	5.55%
2013	126,835	21.15	2,682,694	—	2.25%	-1.63%
2012	149,781	21.50	3,220,355	—	2.94%	6.37%
2011	130,768	20.21	2,643,326	—	3.08%	7.08%
RS Money Market VIP Series Class I(7)
2015	—	$—	$—	—	—	—
2014	511,482	12.64	6,464,599	—	0.01%	0.00%
2013	688,320	12.64	8,699,479	—	0.01%	0.01%
2012	584,865	12.64	7,391,573	—	0.01%	0.01%
2011	946,969	12.64	11,966,904	—	0.04%	0.03%
Gabelli Capital Asset Fund
2015	78,565	$28.97	$2,276,001	—	0.45%	-8.81%
2014	82,403	31.77	2,617,678	—	0.44%	0.56%
2013	91,063	31.59	2,876,568	—	0.66%	37.53%
2012	94,935	22.97	2,180,496	—	1.28%	17.34%
2011	108,401	19.57	2,121,873	—	0.48%	-0.26%
RS International VIP Series Class I
2015	121,682	$15.10	$1,837,720	—	2.03%	0.84%
2014	119,767	14.98	1,793,702	—	1.96%	-5.30%
2013	124,006	15.81	1,961,083	—	1.37%	20.11%
2012	133,972	13.17	1,764,010	—	0.72%	18.35%
2011	242,741	11.13	2,700,610	—	1.33%	-11.65%

B-80

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
RS Emerging Markets VIP Series Class I
2015	61,085	$29.45	$1,798,740	—	0.43%	-12.74%
2014	69,332	33.75	2,339,639	—	1.01%	-3.71%
2013	74,438	35.05	2,608,723	—	0.24%	-3.47%
2012	70,602	36.31	2,563,348	—	0.58%	13.59%
2011	80,331	31.96	2,567,744	—	0.00%	-20.97%
RS Small Cap Growth Equity VIP Series Class I
2015	163,142	$30.57	$4,986,772	—	0.00%	0.62%
2014	180,511	30.38	5,483,771	—	0.00%	10.13%
2013	202,871	27.59	5,596,265	—	0.00%	50.13%
2012	209,982	18.37	3,858,199	—	0.00%	15.50%
2011	194,401	15.91	3,092,621	—	0.00%	-2.28%
Value Line Centurion Fund
2015	37,578	$12.41	$466,241	—	0.35%	1.08%
2014	36,334	12.27	445,997	—	0.22%	9.25%
2013	36,077	11.24	405,330	—	0.56%	30.96%
2012	37,326	8.58	320,213	—	0.00%	15.29%
2011	47,165	7.44	350,966	—	0.00%	5.19%
Value Line Strategic Asset Management Trust
2015	70,783	$20.53	$1,453,096	—	0.72%	0.88%
2014	81,516	20.35	1,658,864	—	0.47%	8.51%
2013	86,544	18.75	1,623,062	—	0.84%	21.63%
2012	109,146	15.42	1,682,983	—	0.61%	15.43%
2011	130,633	13.36	1,744,975	—	0.56%	3.68%
Invesco V.I. American Franchise Fund Series I
2015	45,338	$11.33	$513,459	—	0.00%	5.01%
2014	46,583	10.79	502,403	—	0.04%	8.44%
2013	45,034	9.95	447,901	—	0.44%	40.14%
2012	47,720	7.10	338,676	—	0.00%	12.57%
2011	47,107	6.30	297,000	—	0.14%	-7.91%
Invesco V.I. Managed Volatility Fund Series I
2015	28,103	$16.75	$470,829	—	1.41%	-2.15%
2014	29,470	17.12	504,588	—	2.89%	20.57%
2013	29,883	14.20	424,367	—	2.83%	10.76%
2012	34,097	12.82	437,182	—	3.22%	3.61%
2011	32,954	12.38	407,820	—	3.44%	16.45%
Invesco V.I. Core Equity Fund Series I
2015	54,145	$13.17	$712,873	—	1.14%	-5.77%
2014	52,252	13.97	730,070	—	0.84%	8.15%
2013	57,148	12.92	738,329	—	1.45%	29.25%
2012	97,788	10.00	977,483	—	0.94%	13.88%
2011	110,249	8.78	967,705	—	0.94%	-0.06%
Invesco V.I. Core Equity Fund Series II
2015	11,079	$15.03	$166,503	—	0.92%	-6.00%
2014	11,696	15.99	187,003	—	0.75%	7.85%
2013	10,984	14.83	162,839	—	1.86%	28.93%
2012	9,555	11.50	109,860	—	0.54%	13.61%
2011	48,044	10.12	486,225	—	0.94%	-0.29%

B-81

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
Invesco V.I. Government Securities Fund Series II
2015	53,039	$12.50	$662,926	—	1.75%	0.06%
2014	50,382	12.49	629,338	—	2.89%	3.88%
2013	72,022	12.02	866,039	—	3.34%	-2.85%
2012	77,888	12.38	964,086	—	3.24%	2.22%
2011	37,652	12.11	455,942	—	2.68%	7.63%
Invesco V.I. Mid Cap Core Equity Fund Series II
2015	9,782	$14.07	$137,605	—	0.07%	-4.28%
2014	13,379	14.70	196,613	—	0.00%	4.17%
2013	15,291	14.11	215,725	—	0.65%	28.46%
2012	9,411	10.98	103,345	—	0.00%	10.62%
2011	14,308	9.93	142,039	—	0.10%	-6.50%
Invesco V.I. Managed Volatility Fund Series II
2015	330	$14.53	$4,792	—	1.53%	-2.37%
2014	475	14.88	7,071	—	2.53%	20.23%
2013	564	12.38	6,982	—	2.63%	10.52%
2012	1,336	11.20	14,970	—	0.55%	3.34%
2011	10,368	10.84	112,390	—	4.85%	16.15%
Invesco V.I. Growth and Income Fund Series II
2015	49,391	$16.94	$836,800	—	2.65%	-3.31%
2014	39,223	17.52	687,296	—	1.46%	9.97%
2013	39,393	15.93	627,722	—	1.37%	33.77%
2012	36,710	11.91	437,306	—	1.38%	14.35%
2011	86,059	10.42	896,534	—	1.25%	-2.26%
Invesco V.I. American Franchise Fund Series II(4)(5)
2015	—	$—	$—	—	—	—
2014	—	—	—	—	—	—
2013	—	—	—	—	—	—
Alger Capital Appreciation Portfolio Class S
2015	103,778	$21.09	$2,188,216	—	0.00%	5.91%
2014	110,036	19.91	2,190,634	—	0.00%	13.45%
2013	112,688	17.55	1,977,518	—	0.12%	34.79%
2012	94,085	13.02	1,224,926	—	0.52%	17.89%
2011	44,973	11.04	496,662	—	0.00%	-0.63%
AB VPS Value Portfolio Class B (formerly AllianceBernstein VPS Value Portfolio Class B)
2015	8,672	$18.75	$162,632	—	1.81%	-7.17%
2014	11,393	20.20	230,165	—	1.68%	10.77%
2013	14,084	18.24	256,860	—	2.05%	36.49%
2012	11,034	13.36	147,440	—	1.76%	15.54%
2011	9,847	11.56	113,880	—	1.16%	-3.78%

B-82

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
AB VPS Growth and Income Portfolio Class B (formerly AllianceBernstein VPS Growth and Income Portfolio Class B)
2015	30,055	$21.58	$648,633	—	1.14%	1.43%
2014	33,750	21.28	718,134	—	1.08%	9.29%
2013	34,688	19.47	675,360	—	0.72%	34.59%
2012	85,909	14.47	1,242,710	—	1.07%	17.24%
2011	100,387	12.34	1,238,559	—	0.80%	6.07%
AB VPS Large Cap Growth Portfolio Class B (formerly AllianceBernstein VPS Large Cap Growth Portfolio Class B)
2015	16,098	$24.10	$387,904	—	0.00%	10.85%
2014	13,758	21.74	299,051	—	0.00%	13.84%
2013	27,767	19.09	530,196	—	0.00%	37.00%
2012	74,105	13.94	1,032,854	—	0.02%	16.70%
2011	66,793	11.94	801,692	—	0.08%	-3.75%
AB VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein VPS Global Thematic Growth Portfolio Class B)
2015	14,023	$15.23	$213,608	—	0.00%	2.65%
2014	12,872	14.84	191,025	—	0.00%	4.81%
2013	13,036	14.16	184,578	—	0.02%	22.93%
2012	19,965	11.52	229,967	—	0.00%	13.24%
2011	24,866	10.17	252,930	—	0.33%	-23.41%
AB VPS International Value Portfolio Class B (formerly AllianceBernstein VPS International Value Portfolio Class B)
2015	662	$9.02	$5,968	—	2.29%	2.40%
2014	626	8.81	5,517	—	3.56%	-6.46%
2013	584	9.42	5,497	—	5.86%	22.73%
2012	6,602	7.67	50,668	—	2.38%	14.19%
2011	393	6.72	2,639	—	3.87%	-19.44%
AB VPS Real Estate Investment Portfolio Class B (formerly AllianceBernstein VPS Real Estate Investment Portfolio Class B)
2015	19,877	$17.76	$352,961	—	1.32%	0.66%
2014	25,962	17.64	457,959	—	2.28%	24.95%
2013	38,599	14.12	544,908	—	1.30%	3.97%
2012	31,655	13.58	429,804	—	0.88%	20.83%
2011	112,541	11.24	1,264,649	—	1.03%	8.75%
American Century VP Capital Appreciation Fund Class I
2015	23,413	$17.06	$399,406	—	0.00%	1.93%
2014	16,431	16.74	274,998	—	0.00%	8.14%
2013	37,800	15.48	585,001	—	0.00%	30.92%
2012	35,733	11.82	422,398	—	0.00%	16.00%
2011	23,704	10.19	241,547	—	0.00%	-6.51%

B-83

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
American Century VP Mid Cap Value Fund Class I
2015	21,467	$20.63	$442,949	—	1.63%	-1.43%
2014	25,762	20.93	539,289	—	1.26%	16.42%
2013	21,455	17.98	385,783	—	1.23%	30.11%
2012	13,576	13.82	187,605	—	2.03%	16.33%
2011	7,579	11.88	90,034	—	1.37%	-0.69%
American Century VP Mid Cap Value Fund Class II(5)
2015	261	$12.65	$3,303	—	1.53%	-1.58%
2014	86	12.85	1,111	—	0.38%	16.24%
2013	—	—	—	—	—	—
BlackRock Global Allocation V.I. Fund Class III
2015	70,159	$14.30	$1,003,498	—	1.05%	-1.00%
2014	96,110	14.45	1,388,581	—	2.25%	1.93%
2013	96,452	14.17	1,367,107	—	1.17%	14.42%
2012	80,391	12.39	995,893	—	1.69%	9.97%
2011	50,968	11.27	574,171	—	3.14%	-3.64%
Davis Financial Portfolio
2015	26,435	$21.53	$569,072	—	0.87%	2.01%
2014	27,268	21.10	575,473	—	1.20%	12.85%
2013	29,904	18.70	559,243	—	0.56%	31.26%
2012	34,773	14.25	495,434	—	2.02%	18.83%
2011	36,652	11.99	439,456	—	1.27%	-7.96%
Davis Real Estate Portfolio
2015	34,956	$39.09	$1,366,259	—	1.59%	1.65%
2014	37,743	38.45	1,451,253	—	1.17%	27.54%
2013	43,466	30.15	1,310,399	—	1.15%	-1.32%
2012	47,289	30.55	1,444,724	—	1.02%	17.15%
2011	41,273	26.08	1,076,327	—	1.32%	8.89%
Davis Value Portfolio
2015	145,703	$19.83	$2,889,147	—	0.79%	1.60%
2014	154,023	19.52	3,006,164	—	0.96%	6.06%
2013	153,217	18.40	2,819,584	—	0.88%	33.43%
2012	161,072	13.79	2,221,550	—	1.72%	13.08%
2011	162,924	12.20	1,987,171	—	0.87%	-4.18%
Delaware VIP Limited-Term Diversified Income Series Service Class
2015	35,441	$12.74	$451,676	—	1.43%	0.63%
2014	62,694	12.66	793,992	—	1.26%	1.44%
2013	95,671	12.48	1,194,394	—	1.21%	-1.32%
2012	94,056	12.65	1,189,932	—	1.43%	2.54%
2011	82,340	12.34	1,015,867	—	1.60%	2.56%
Delaware VIP Diversified Income Series Service Class
2015	45,926	$14.98	$687,944	—	2.56%	-1.34%
2014	38,108	15.18	578,589	—	1.94%	4.98%
2013	33,270	14.46	481,159	—	2.21%	-1.42%
2012	33,467	14.67	490,973	—	3.49%	6.87%
2011	81,624	13.73	1,120,434	—	3.36%	6.15%

B-84

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
Delaware VIP Emerging Markets Series Service Class
2015	27,514	$9.96	$273,987	—	0.60%	-14.77%
2014	19,839	11.68	231,805	—	0.36%	-8.26%
2013	17,488	12.74	222,744	—	1.60%	9.86%
2012	12,374	11.59	143,463	—	0.55%	14.19%
2011	15,543	10.15	157,818	—	1.08%	-20.00%
Wells Fargo VT International Equity Fund Class II (formerly Wells Fargo Advantage VT International Equity Fund Class II)
2015	28,166	$14.18	$399,481	—	3.98%	1.80%
2014	29,840	13.93	415,748	—	2.82%	-5.35%
2013	32,594	14.72	479,802	—	2.01%	19.52%
2012	35,149	12.32	432,901	—	1.34%	13.48%
2011	2,820	10.85	30,609	—	0.13%	-12.91%
Fidelity VIP Contrafund Portfolio Service Class 2
2015	214,395	$25.15	$5,392,586	—	0.76%	0.42%
2014	239,308	25.05	5,994,292	—	0.68%	11.65%
2013	304,539	22.43	6,832,005	—	0.87%	30.95%
2012	303,934	17.13	5,206,822	—	0.98%	16.14%
2011	359,420	14.75	5,301,655	—	0.87%	-2.78%
Fidelity VIP Equity-Income Portfolio Service Class 2
2015	67,213	$20.81	$1,399,000	—	2.59%	-4.24%
2014	92,898	21.74	2,019,194	—	2.66%	8.48%
2013	102,847	20.04	2,060,705	—	2.25%	27.83%
2012	110,124	15.67	1,726,181	—	2.94%	17.05%
2011	116,712	13.39	1,562,893	—	2.25%	0.66%
Fidelity VIP Growth Opportunities Portfolio Service Class 2
2015	45,508	$17.59	$800,334	—	0.00%	5.34%
2014	46,692	16.69	779,499	—	0.01%	11.95%
2013	44,446	14.91	662,820	—	0.05%	37.54%
2012	48,807	10.84	529,197	—	0.15%	19.32%
2011	50,632	9.09	460,088	—	0.00%	1.97%
Fidelity VIP High Income Portfolio Service Class 2
2015	17,532	$14.90	$261,174	—	6.80%	-3.87%
2014	15,139	15.50	234,592	—	5.49%	0.90%
2013	13,991	15.36	214,866	—	6.25%	5.70%
2012	29,167	14.53	423,772	—	6.73%	13.97%
2011	7,838	12.75	99,924	—	10.71%	3.72%
Fidelity VIP Mid Cap Portfolio Service Class 2
2015	140,045	$39.61	$5,546,941	—	0.24%	-1.63%
2014	153,272	40.26	6,171,300	—	0.02%	6.03%
2013	157,490	37.97	5,980,413	—	0.29%	35.87%
2012	172,252	27.95	4,814,183	—	0.35%	14.56%
2011	222,604	24.40	5,430,598	—	0.02%	-10.85%

B-85

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
Fidelity VIP Freedom 2020 Portfolio Service Class 2
2015	7,397	$14.17	$104,840	—	5.72%	-0.54%
2014	8,152	14.25	116,162	—	1.15%	4.60%
2013	10,716	13.62	145,987	—	1.93%	15.63%
2012	9,175	11.78	108,085	—	2.01%	13.07%
2011	6,263	10.42	65,259	—	0.00%	4.19%
Fidelity VIP Freedom 2030 Portfolio Service Class 2
2015	3,285	$14.41	$47,341	—	1.44%	-0.53%
2014	17,670	14.49	256,028	—	1.59%	4.74%
2013	8,714	13.83	120,544	—	1.59%	21.41%
2012	21,721	11.39	247,484	—	2.52%	15.18%
2011	5,107	9.89	50,523	—	0.00%	-1.08%
Fidelity VIP Government Money Market Portfolio Service Class 2(6)(7)
2015	526,046	$12.64	$6,648,719	—	0.01%	0.00%
Fidelity VIP Index 500 Portfolio Initial Class(5)
2015	10,112	$12.92	$130,602	—	2.24%	1.33%
2014	6,338	12.75	80,783	—	3.05%	13.57%
2013	169	11.22	1,892	—	2.56%	12.23%
Templeton Growth VIP Fund Class 2
2015	2,223	$13.12	$29,173	—	2.11%	-6.49%
2014	2,296	14.03	32,215	—	0.79%	-2.81%
2013	3,262	14.44	47,095	—	11.16%	30.82%
2012	1,875	11.04	20,698	—	3.18%	21.07%
2011	38,833	9.12	354,046	—	1.73%	-6.97%
Templeton Global Bond VIP Fund Class 2
2015	24,249	$12.49	$302,845	—	8.41%	-4.30%
2014	56,740	13.05	740,510	—	3.58%	1.83%
2013	58,829	12.82	753,940	—	4.42%	1.63%
2012	35,504	12.61	447,718	—	6.63%	15.07%
2011	33,028	10.96	361,961	—	7.09%	-0.87%
Templeton Foreign VIP Fund Class 2(5)
2015	278	$9.49	$2,643	—	2.22%	-6.49%
2014	114	10.15	1,162	—	0.36%	-11.13%
2013	5	11.42	52	—	0.00%	14.23%
Franklin Mutual Shares VIP Fund Class 2
2015	19,599	$17.77	$348,318	—	3.62%	-4.94%
2014	15,795	18.70	295,283	—	2.12%	7.12%
2013	9,272	17.45	161,821	—	2.22%	28.26%
2012	21,210	13.61	288,602	—	2.36%	14.24%
2011	6,526	11.91	77,726	—	2.61%	-1.04%
Franklin Small Cap Value VIP Fund Class 2
2015	39,916	$16.08	$641,818	—	0.66%	-7.39%
2014	40,965	17.36	711,215	—	0.54%	0.57%
2013	62,074	17.26	1,071,584	—	1.35%	36.24%
2012	53,079	12.67	672,581	—	0.89%	18.39%
2011	23,597	10.70	252,560	—	0.76%	-3.76%

B-86

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
Ibbotson Balanced ETF Asset Allocation Portfolio Class II
2015	92,078	$14.93	$1,375,144	—	1.35%	-2.22%
2014	98,351	15.27	1,502,191	—	1.11%	4.51%
2013	111,565	14.61	1,630,479	—	1.45%	11.86%
2012	109,508	13.06	1,430,729	—	1.45%	10.81%
2011	123,253	11.79	1,453,164	—	1.05%	-0.89%
Ibbotson Growth ETF Asset Allocation Portfolio Class II
2015	35,782	$15.85	$567,040	—	1.42%	-2.51%
2014	25,435	16.26	413,455	—	0.93%	4.57%
2013	29,748	15.54	462,426	—	1.16%	16.54%
2012	31,105	13.34	414,872	—	1.66%	12.92%
2011	20,974	11.81	247,745	—	0.82%	-3.68%
Ibbotson Income and Growth ETF Asset Allocation Portfolio Class II
2015	6,314	$13.43	$84,844	—	0.74%	-1.68%
2014	14,226	13.66	194,398	—	0.41%	3.30%
2013	8,030	13.23	106,225	—	0.89%	7.33%
2012	14,854	12.32	183,066	—	1.85%	7.87%
2011	14,205	11.42	162,294	—	0.86%	1.08%
IVY Funds VIP Small Cap Growth
2015	1,743	$17.78	$30,993	—	0.00%	1.88%
2014	2,204	17.46	38,459	—	0.00%	1.59%
2013	6,698	17.18	115,067	—	0.00%	43.36%
2012	11,129	11.99	133,372	—	0.00%	5.16%
2011	6,563	11.40	74,785	—	0.00%	-10.60%
IVY Funds VIP Mid Cap Growth(5)
2015	408	$11.63	$4,749	—	0.00%	-5.78%
2014	176	12.34	2,175	—	0.00%	7.87%
2013	—	—	—	—	—	—
Janus Aspen Enterprise Portfolio Institutional Shares
2015	148,684	$13.66	$2,031,732	—	0.86%	4.03%
2014	160,468	13.14	2,107,829	—	0.16%	12.52%
2013	181,780	11.67	2,122,055	—	0.50%	32.38%
2012	202,357	8.82	1,784,490	—	0.00%	17.29%
2011	241,324	7.52	1,814,401	—	0.00%	-1.42%
Janus Aspen Forty Portfolio Institutional Shares
2015	100,066	$21.51	$2,152,332	—	1.16%	12.22%
2014	106,860	19.17	2,048,154	—	0.16%	8.73%
2013	105,045	17.63	1,851,688	—	0.72%	31.23%
2012	109,441	13.43	1,470,110	—	0.67%	24.16%
2011	141,537	10.82	1,531,310	—	0.38%	-6.69%
Janus Aspen Janus Portfolio Institutional Shares
2015	65,775	$13.74	$903,482	—	0.64%	5.35%
2014	70,219	13.04	915,574	—	0.37%	12.99%
2013	69,091	11.54	797,268	—	0.79%	30.34%
2012	69,533	8.85	615,613	—	0.52%	18.59%
2011	93,030	7.47	694,549	—	0.59%	-5.30%

B-87

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
Janus Aspen Global Research Portfolio Institutional Shares
2015	174,785	$10.38	$1,814,652	—	0.66%	-2.29%
2014	164,417	10.63	1,746,942	—	1.09%	7.44%
2013	164,887	9.89	1,630,555	—	1.23%	28.43%
2012	165,441	7.70	1,273,916	—	0.87%	20.08%
2011	172,463	6.41	1,105,912	—	0.58%	-13.74%
Janus Aspen Forty Portfolio Service Shares
2015	1,881	$17.30	$32,550	—	1.44%	11.94%
2014	3,025	15.46	46,763	—	0.04%	8.47%
2013	1,036	14.25	14,760	—	0.78%	30.89%
2012	2,825	10.89	30,757	—	0.27%	23.86%
2011	3,344	8.79	29,403	—	0.28%	-6.94%
Janus Aspen Janus Portfolio Service Shares
2015	2,549	$18.17	$46,315	—	0.56%	5.08%
2014	1,294	17.29	22,374	—	0.12%	12.73%
2013	11,430	15.34	175,335	—	0.65%	29.99%
2012	2,092	11.80	24,691	—	0.23%	18.28%
2011	9,901	9.98	98,775	—	0.70%	-5.54%
Janus Aspen Enterprise Portfolio Service Shares
2015	3,779	$19.28	$72,874	—	0.77%	3.77%
2014	3,509	18.58	65,206	—	0.06%	12.24%
2013	—	—	—	—	—	—
2012	—	—	—	—	—	—
2011	—	—	—	—	—	—
Janus Aspen Perkins Mid Cap Value Portfolio Service Shares
2015	18,163	$15.92	$289,065	—	1.09%	-3.69%
2014	38,489	16.53	636,033	—	3.67%	8.44%
2013	39,483	15.24	601,689	—	1.16%	25.81%
2012	30,004	12.11	363,441	—	0.77%	10.79%
2011	36,761	10.93	401,907	—	0.51%	-2.98%
Janus Aspen Balanced Portfolio Service Shares
2015	6,875	$44.02	$302,621	—	1.68%	0.41%
2014	7,611	43.84	333,638	—	1.58%	8.24%
2013	10,108	40.50	409,385	—	2.01%	19.80%
2012	11,297	33.81	381,905	—	2.62%	21.87%
2011	—	—	—	—	—	—
Janus Aspen Global Research Portfolio Service Shares
2015	4,766	$15.06	$71,780	—	0.50%	-2.53%
2014	11,912	15.45	184,061	—	1.22%	7.18%
2013	13,848	14.42	199,634	—	1.10%	28.08%
2012	12,218	11.26	137,526	—	0.63%	19.86%
2011	13,472	9.39	126,512	—	0.54%	-13.99%
MFS Growth Series Initial Class
2015	63,013	$14.20	$894,469	—	0.16%	7.56%
2014	63,269	13.20	834,980	—	0.10%	8.94%
2013	68,101	12.11	824,964	—	0.23%	36.85%
2012	102,220	8.85	904,827	—	0.00%	17.39%
2011	123,255	7.54	929,439	—	0.19%	-0.32%

B-88

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
MFS Investors Trust Series Initial Class
2015	16,492	$19.10	$315,005	—	0.86%	0.22%
2014	20,773	19.06	395,908	—	0.96%	11.01%
2013	20,756	17.17	356,360	—	1.14%	32.05%
2012	20,102	13.00	261,363	—	0.84%	19.18%
2011	22,122	10.91	241,332	—	0.89%	-2.18%
MFS New Discovery Series Initial Class
2015	62,277	$19.97	$1,243,471	—	0.00%	-1.89%
2014	65,888	20.35	1,340,848	—	0.00%	-7.26%
2013	72,776	21.94	1,596,915	—	0.00%	41.52%
2012	82,615	15.51	1,280,966	—	0.00%	21.22%
2011	78,503	12.79	1,004,085	—	0.00%	-10.27%
MFS Research Series Initial Class
2015	10,302	$16.98	$174,942	—	0.72%	0.80%
2014	10,737	16.85	180,885	—	0.83%	10.20%
2013	11,428	15.29	174,705	—	0.31%	32.28%
2012	10,761	11.56	124,357	—	0.69%	17.27%
2011	14,270	9.85	140,615	—	0.86%	-0.45%
MFS Total Return Series Initial Class
2015	127,611	$24.18	$3,086,285	—	2.61%	-0.37%
2014	139,568	24.27	3,388,008	—	1.88%	8.50%
2013	142,483	22.37	3,187,863	—	1.77%	19.05%
2012	160,505	18.79	3,016,529	—	2.79%	11.26%
2011	170,029	16.89	2,872,225	—	2.62%	1.77%
MFS Growth Series Service Class
2015	18,258	$19.95	$364,293	—	0.00%	7.30%
2014	20,499	18.59	381,173	—	0.00%	8.68%
2013	21,702	17.11	371,298	—	0.15%	36.49%
2012	7,446	12.53	93,336	—	0.00%	17.07%
2011	22,351	10.71	239,301	—	0.02%	-0.56%
MFS Strategic Income Portfolio Service Class
2015	5,957	$14.22	$84,735	—	3.42%	-2.06%
2014	11,997	14.52	174,240	—	1.77%	2.99%
2013	22,493	14.10	317,196	—	11.54%	1.25%
2012	618	13.93	8,613	—	0.27%	10.60%
2011	28,550	12.59	359,517	—	5.48%	4.53%
MFS Research Series Service Class
2015	39,188	$17.99	$705,093	—	0.45%	0.53%
2014	22,375	17.90	400,450	—	0.31%	9.94%
2013	75,985	16.28	1,237,029	—	0.30%	32.00%
2012	62,199	12.33	767,115	—	0.50%	16.90%
2011	92,117	10.55	971,844	—	0.63%	-0.69%
MFS Total Return Series Service Class
2015	2,742	$15.40	$42,228	—	2.37%	-0.58%
2014	2,342	15.49	36,277	—	3.23%	8.24%
2013	3,317	14.31	47,477	—	1.34%	18.74%
2012	2,569	12.05	30,960	—	1.90%	10.93%
2011	126,491	10.87	1,374,342	—	2.75%	1.58%
MFS Investors Trust Series Service Class(5)
2015	5	$12.52	$65	—	0.87%	-0.05%
2014	9	12.52	115	—	0.00%	10.71%
2013	—	—	—	—	—	—

B-89

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
MFS New Discovery Series Service Class(5)
2015	670	$10.80	$7,235	—	0.00%	-2.15%
2014	610	11.04	6,730	—	0.00%	-7.49%
2013	157	11.94	1,875	—	0.00%	19.35%
Oppenheimer Global Fund/VA Service Class
2015	46,135	$18.47	$852,020	—	0.92%	3.67%
2014	26,983	17.81	480,677	—	0.72%	2.06%
2013	22,534	17.45	393,329	—	0.86%	26.99%
2012	6,902	13.75	94,862	—	1.48%	20.95%
2011	2,632	11.36	29,915	—	0.05%	-8.53%
PIMCO Real Return Portfolio Advisor Class
2015	29,076	$12.39	$360,372	—	3.54%	-2.80%
2014	38,962	12.75	496,818	—	1.95%	3.00%
2013	88,721	12.38	1,098,477	—	1.55%	-9.31%
2012	93,143	13.65	1,271,566	—	0.93%	8.65%
2011	79,645	12.56	1,000,680	—	1.67%	11.57%
PIMCO Total Return Portfolio Advisor Class
2015	127,818	$12.82	$1,639,209	—	4.38%	0.35%
2014	188,122	12.78	2,404,155	—	1.95%	4.18%
2013	305,960	12.27	3,753,372	—	2.09%	-2.07%
2012	335,416	12.53	4,202,218	—	2.47%	9.48%
2011	196,624	11.44	2,249,681	—	2.54%	3.51%
ClearBridge Variable Appreciation Portfolio Class II
2015	162	$35.94	$5,831	—	1.63%	1.42%
2014	—	—	—	—	—	—
2013	—	—	—	—	—	—
2012	—	—	—	—	—	—
2011	—	—	—	—	—	—
ClearBridge Variable Mid Cap Core Portfolio Class II(4)
2015	—	$—	$—	—	—	—
2014	—	—	—	—	—	—
2013	—	—	—	—	—	—
2012	—	—	—	—	—	—
2011	—	—	—	—	—	—
ClearBridge Variable Small Cap Growth Portfolio Class II
2015	4,891	$26.66	$130,376	—	0.00%	-4.59%
2014	8,179	27.94	228,530	—	0.00%	3.79%
2013	41,682	26.92	1,122,096	—	0.05%	46.62%
2012	37,939	18.36	696,600	—	0.28%	21.04%
2011	—	—	—	—	—	—
Columbia Variable Portfolio- Small Cap Value Fund Class 2(5)
2015	129	$11.20	$1,441	—	0.61%	-6.32%
2014	11	11.96	137	—	0.00%	3.05%
2013	—	—	—	—	—	—

B-90

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
Dreyfus VIF Appreciation Portfolio Service Class(5)
2015	107	$11.27	$1,210	—	1.62%	-2.71%
2014	53	11.58	614	—	2.02%	7.83%
2013	—	—	—	—	—	—
Pioneer Equity Income VCT Portfolio Class II(5)
2015	93	$12.27	$1,140	—	2.70%	0.22%
2014	—	—	—	—	—	—
2013	—	—	—	—	—	—

(1)

These amounts represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the year to date daily average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased.

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment divisions with a date notation indicate the effective date of that investment division in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	No policies investing in this investment option.
(5)	Portfolio commenced operations on May 20, 2013.
(6)	Portfolio commenced operations on May 1, 2015.
(7)	Refer to Note 4 of the Notes to Financial Statements

B-91

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account N:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the investment options constituting The Guardian Separate Account N at December 31, 2015 listed in Note 1, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Guardian Insurance & Annuity Company, Inc. management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the underlying fund companies, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 14, 2016

B-92

The Guardian Insurance &

Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Audited Statutory Basis

Financial Statements and Supplemental Schedules

December 31, 2015 and 2014

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS BALANCE SHEETS

(In Millions)

	As of December 31,
	2015	2014
Admitted assets
Bonds	$2,762	$2,467
Mortgage loans	227	128
Policy loans	121	120
Other invested assets	32	25
Cash, cash equivalents and short-term investments	32	27
Receivable for securities	11	6

Total invested assets	3,185	2,773

Due and accrued investment income	30	27
Net deferred tax asset	14	13
Income tax receivable	—	19
Other assets	24	17
Separate account assets	12,633	12,809

Total admitted assets	$15,886	$15,658

Liabilities
Reserves for policy benefits, deposit-type contracts and other contract liabilities	$3,091	$2,636
Intercompany borrowed funds	105	177
Asset valuation reserve	21	19
Due to parent and affiliates	15	16
Income tax payable	4	—
Payable for securities	8	8
Other liabilities	39	32
Transfers from separate account due or accrued	(287)	(264)
Separate accounts liabilities	12,630	12,807

Total liabilities	15,626	15,431

Capital and surplus
Common stock	2	2
Additional paid-in capital and contributed surplus	382	332
Unassigned deficit	(124)	(107)

Total capital and surplus	260	227

Total liabilities, capital and surplus	$15,886	$15,658

See notes to statutory basis financial statements.

B-94

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF OPERATIONS

(In Millions)

	For the Years Ended December 31,
	2015	2014
Revenues
Premiums and annuity considerations	$1,679	$1,504
Net investment income	97	84
Service fees	313	299
Commissions and expense allowances on reinsurance ceded and other income	(20)	(22)

Total revenues	2,069	1,865

Benefits and expenses
Policyholder benefits	1,721	1,621
Net transfers to (from) separate accounts	66	(58)
General insurance expenses	117	113
Commissions and other expenses	143	140

Total benefits and expenses	2,047	1,816

Gain from operations before federal income taxes and realized capital losses from investments	22	49
Federal income tax benefit	(29)	(18)

Gain from operations, net of federal income taxes and before net realized capital losses	51	67
Net realized capital losses, net of tax and transfers to IMR	(75)	(67)

Net loss	$(24)	$—

See notes to statutory basis financial statements.

B-95

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(In Millions)

	For the Years Ended December 31,
	2015	2014

Beginning of year balance	$227	$181

Adjustments to surplus
Net loss	(24)	—
Change in net unrealized capital gains (losses), net of tax	8	(2)
Change in non-admitted assets	(13)	(11)
Change in net deferred taxes	19	7
Change in asset valuation reserve	(2)	(4)
Additional paid-in and capital surplus	50	56
Prior year correction	(5)	—

Net adjustments to surplus	33	46

End of year balance	$260	$227

See notes to statutory basis financial statements.

B-96

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF CASH FLOWS

(In Millions)

	For the Years Ended December 31,
	2015	2014
Cash flows from operating activities
Premiums and annuity considerations	$1,679	$1,504
Investment income received	106	94
Service fees and other income received	283	269
Benefits and loss related payments	(1,272)	(1,280)
Net transfers (to) from separate accounts	(90)	49
Commissions, expenses and taxes paid	(258)	(251)
Federal income taxes recovered	46	9
Other	4	7

Net cash provided by operating activities	498	401

Cash flows from investing activities
Proceeds from investments sold or matured:
Bonds	344	528
Stocks	—	4
Derivatives, brokers and miscellaneous applications	21	19
Mortgage loans	6	—

Proceeds from investments sold or matured	371	551

Cost of investments acquired:
Bonds	650	891
Mortgage loans	105	86
Other invested assets	7	21
Derivatives, brokers and miscellaneous applications	87	96

Cost of investments acquired	849	1,094

Net increase in policy loans, net of repayments	1	4

Net cash used in investing activities	(479)	(547)

Cash flows from financing and miscellaneous activities
Capital and paid in surplus	50	56
Intercompany borrowed funds	(72)	89
Net deposits on deposit-type contracts and other insurance liabilities	8	5

Net cash (used) provided by financing activities	(14)	150

Net increase in cash, cash equivalents and short-term investments	5	4
Cash, cash equivalents and short-term investments, beginning of year	27	23

Cash, cash equivalents and short-term investments, end of year	$32	$27

See notes to statutory basis financial statements.

B-97

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts, fixed deferred and immediate annuity contracts, and variable life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either registered representatives of Park Avenue Securities LLC (“PAS”) or other broker-dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is also used for the sale of other Guardian products.

PAS, a wholly owned subsidiary of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation. PAS is also a registered investment adviser under the Investment Advisers Act of 1940 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of The Guardian.

Prior to March 31, 2015, GIS operated as the distributor and underwriter for GIAC’s variable products. Effective March 31, 2015, PAS replaced GIS as the distributor and principal underwriter for GIAC’s variable products. RS Investment Management Co. LLC (“RS Investments”), a majority-owned subsidiary of GIS, serves as the investment adviser on the RS Mutual Fund Family. GIS served as the sub-adviser to certain RS funds until April 30, 2015, and served as the sole distributor of the RS Funds until May 31, 2014. Effective May 1, 2015, Park Avenue Institutional Advisers LLC (“PAIA”), a wholly-owned subsidiary of GIS, serves as the sub-adviser to certain RS funds. Effective June 1, 2014, RS Funds Distributor (“RSFD”), a wholly-owned subsidiary of RS Investments, is a registered broker-dealer under the Securities Exchange Act of 1934, a member of FINRA and SIPC, began serving as the sole distributor of the RS Funds.

During 2014, The Guardian established a new program to assist with the transition of a General Agency to a successor. The new program resulted in the creation of Hanover Square Funding, LLC (HSF), a wholly owned subsidiary of the Company, used to facilitate providing loans to entities established as a Corporation or Limited Liability Company (LLC) for the purpose of acquiring a General Agency.

Prior to March 4, 2015, the Company in agreement with Ballie Gifford Overseas Ltd., had an equity ownership interest in Guardian Ballie Gifford Ltd. (“GBG”), a corporation in Scotland. Effective March 4, 2015, the Company fully liquidated its equity ownership interest in GBG in light of the dissolution of GBG.

Insurance Separate Accounts:

The Company has seventeen insurance separate accounts to support certain variable and group annuity and life insurance products that it sells. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders.

The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets of the separate accounts are stated primarily at the fair value of the underlying investments and corresponding contractholders obligations (See Note 9).

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying statutory basis financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Delaware Department of Insurance (the “Department”), which is a comprehensive basis

B-98

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”), subject to certain deviations prescribed or permitted by the Department. There are no deviations between the NAIC and the Department as of December 31, 2015 and 2014. The NAIC promulgates the NAIC SAP, which include accounting guidelines referred to as Statements of Statutory Accounting Principles (“SSAPs”).

Financial statements prepared in accordance with GAAP vary from financial statements prepared on a statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves follow statutory reserving requirements, including the use of statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or a derivative under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus; 8) investments in subsidiaries of the Company’s wholly owned subsidiaries and majority-owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in surplus; only when dividends are distributed is income recognized; 9) annuity and certain insurance premiums are recognized as premium income; 10) if in the aggregate, the Company has a net negative cash balance, it is reported as a negative asset for statutory purposes and recorded as a liability under GAAP and 11) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus; deferred tax assets not meeting certain criteria are non-admitted. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 13.

Use of Estimates:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. As a provider of life insurance and annuity products, GIAC’s operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits.

The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws that require specific mortality, morbidity, and investment assumptions to be used by the Company and may preclude the use of lapse and expense assumptions. Actual future results could differ from these estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates.

The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Admitted Assets:

Assets are stated at “admitted asset” values, which are values required by or permitted to be reported to the Department in accordance with its rules and regulations. Certain assets designated as “non-admitted assets” (approximately $58 million and $45 million at December 31, 2015 and 2014 respectively), consisting principally of deferred tax assets, IMR, uncollected premiums and advances to agents are charged directly to unassigned surplus.

B-99

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Investments:

See Note 3 and Note 4 regarding the accounting policy, reported statement value and estimated fair value of the Company’s investment in bonds, mortgage loans and derivatives.

Policy Loans:

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since most loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Other Invested Assets

Other invested assets consist primarily of investments in subsidiaries (PAS and HSF) of $30 million and $25 million and private equities of $2 million and $0 million as of December 31, 2015 and 2014, respectively.

Cash, Cash Equivalents and Short-Term Investments:

Cash includes cash on deposit with banks. Cash equivalents are stated at amortized cost and consist of investments having maturities of three months or less at time of purchase. Certain short-term investments, including money market funds, are stated at amortized cost and consist primarily of investments having maturities greater than three months from the date of purchase, but less than one year to maturity. Fair values for such investments approximate carrying value because of the relatively short period of time between their origination and expected maturity and collectability.

Other Assets:

Other assets consist primarily of receivables for service fees and reinsurance recoverables.

Other Liabilities:

Other liabilities consist primarily of remittances, contingent tax liabilities, reinsurance payables, commissions payable, deferred and uncollected premiums ceded and accrued expenses.

Transfers from separate account due or accrued:

Transfers from separate account due or accrued are primarily separate account expense allowances (“VACARVM”- Variable Annuity Commisioners’ Annuity Reserve Method) of $232 million and $213 million and fees receivables of $55 million and $51 million as of December 31, 2015 and 2014, respectively.

Contract and Policy Reserves:

The estimated fair value of contractholder account balances for investment type contracts has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions.

The following table highlights the credited rates applicable to the Company’s liabilities:

Product	Credited Fixed Interest Rates
Individual Annuities, Fixed Rate Option	1.00% to 3.50%
Single Premium Deferred Annuity	1.00% to 3.35%
Dollar Cost Averaging	1.00% to 3.00%
Group Annuities	1.50% to 4.00%
Variable Life	3.00% to 4.10%
Group Universal Life	4.00%
Immediate Annuitizations Without Life Contingency, Fixed	1.50% to 3.50%

Product	Valuation Rates
Single Premium Immediate Annuities and Immediate Annuitizations With Life Contingency, Fixed	3.00% to 6.00%
Deferred Income Annuity, Fixed	3.50% to 4.50%

B-100

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Guaranteed Minimum Benefits:

The Company issues variable annuity contracts with guaranteed death benefits that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).
b)	Ratchet including the optional Step-Up Death Benefit sold with certain Guaranteed Minimum Withdrawal Benefit (“GMWB”) riders: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).
c)	Combination Rollup/Ratchet: the benefit is the greatest of the current account value, premiums paid increased with 3.00% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).
d)	Return of deposits optional benefit (sold with certain GMWB riders): the benefit is equal to the sum of premiums paid and is not adjusted for withdrawals unless the total withdrawals made during the year exceed contractually specified amounts.

For guarantees of amounts in the event of death, the net amount at risk (“NAR”) is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance.

The Company also issues the following guaranteed living benefits:

GMWB

The GMWB contracts guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA”) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GWB is either an account value based-ratchet (quarterly or annual) or a combination of an account value based-ratchet (quarterly or annual) and a roll-up at a specified interest rate (ranging from 5.00%-7.00% and either compound or simple depending on the rider version).

Certain designs allow the withdrawals to continue for the lifetime of the policyholder even after the GWB is depleted. For the GMWB, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance.

GMIB

The Guaranteed Minimum Income Benefit (“GMIB”) contracts provide a guarantee base that increases by the greater of a 5.00% roll-up rate or the contract anniversary account value. This base can only be accessed in duration 10 or later in the form of a payout annuity. For the GMIB, which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance.

GMAB

The Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”) contracts guarantee the return of investment on the maturity date. For the GMAB, the net amount at risk is the amount invested in excess of the current account balance.

The account value and net amount at risk of the contractholders at December 31, 2015 and 2014, for GMDB, GMWB, GMIB, and GMAB and (in millions, except Average Age) were as follows:

	2015			2014
	Account Value	Net Amount at Risk	Average Age	Account Value	Net Amount at Risk	Average Age
GMDB	$9,732	$106	63	$9,987	$49	63
GMWB	6,982	653	62	6,918	84	62
GMIB*	82	1	62	99	1	61
GMAB	4	—	65	12	—	64

*	In the calculation of the NAR for GMIB, the guaranteed benefit amount is decreased by 35% to reflect lower annuity factors used upon annuitization.

B-101

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Actuarial Guideline XLIII (VACARVM) provides guidance on how to calculate reserves for Variable Annuities with both Living and Death Benefit Guarantees. The guideline requires the reserve to be calculated using two approaches, the standard scenario approach and the stochastic scenario approach, the final reserve being the greater of the two. The Standard Scenario amount is based on a deterministic projection with stipulated assumptions. The stochastic amount is based on the results of stochastically generated interest rate and equity scenarios. Management’s prudent best estimate assumptions along with margins for uncertainty are used to calculate the stochastic amount. Key assumptions used in valuing the liability include full withdrawals, partial withdrawals, mortality, investment management fees and revenue sharing, expenses, fund allocations, and other policyholder behavior. In addition, a method for projecting interest rates and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility, and swap interest rates. At December 31, 2015, the Stochastic Scenario amount was the greater of the two measures and was used as the final reserve. At December 31, 2014, the Standard Scenario amount was the greater of the two measures and was thus used as the final reserve.

Reserves for Life Contracts and Deposit-Type Contracts:

The Company waives deductions for deferred fractional premiums upon death of insured and returns a portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

The Company currently issues variable life policies on lives classified as substandard. For scheduled policies issued with a flat extra premium, one half of such extra premium is held in addition to the standard mean reserve for the plan. Scheduled policies and riders issued on a substandard basis in percentage mortality classes are valued with factors based on the appropriate corresponding percentage mortality tables and stipulated interest rates and method.

As of December 31, 2015 and 2014, the Company had $627 million and $630 million, respectively, of insurance in force for which the gross premiums are less than the net premiums, according to the standard valuation set by the State of Delaware. The reserves to cover the above insurance equal $36 million and $27 million as of December 31, 2015 and 2014, respectively, which are included in “Reserves for policy benefits, deposit-type contracts and other contract liabilities,” in the Statutory Basis Balance Sheets. The Company does not utilize anticipated investment income as a factor in the calculation of these reserves. Instead, it utilizes a statutory premium deficiency reserve formula and interest rate assumption prescribed by Delaware insurance regulations.

The Tabular Interest, Tabular less Actual Reserve Released and Tabular Cost have been determined from the basic data for the calculation of policy reserves.

For the determination of Tabular Interest on funds not involving life for each valuation rate of interest, the Tabular Interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Both the annual premium variable life product and the variable whole life with modified scheduled premiums product were available in substandard classes. These products are not currently available for sale.

For both products, the Company charges an additional gross premium that is payable for the later of 20 years or to age 65. These additional premiums do not affect policy values.

For the annual premium variable life product, the Company holds two additional reserves:

1.	A reserve for the basic coverage. This reserve considers the extra mortality and the premium payment period of the additional premium.
2.	A reserve for the variable insurance account, which is essentially a paid-up life reserve.

For the variable whole life with modified scheduled premium product, the Company holds the reserve for the basic coverage. Actuarial Guideline XXXVII provides guidance on how to determine statutory reserve liabilities for GMDBs offered with variable life insurance products. This guideline codifies the basic interpretation of reserve liabilities for

B-102

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

variable life GMDBs by clarifying the projection assumptions and methodologies that comply with the Standard Valuation Law. The guideline requires the reserve to be calculated using two approaches – a One-Year Term reserve recognizing a 1/3 drop in separate account assets and the Attained Age Level Reserve (AALR). In calculating the reserves, the projection of policy values use valuation mortality for cost of insurance and the account values (general and separate) are projected at the valuation interest rate. The AALR method develops funding for the excess benefits (GMDB over benefits where there is no guarantee) by accumulating “payments” made each year that would fund the future shortfalls. Calculations for the “payments” are done on an attained age basis each year and take into account changes to the future requirements at the time of valuation and the accumulated balance (net of interest credited and mortality charges).

For the universal life with secondary guarantee products, the Company holds a UL CRVM reserve for the basic coverage and a liability for the secondary guarantees in accordance with Actuarial Guideline XXXVIII. The valuation mortality used is the Company experience as allowed in the Model and the interest is the maximum valuation interest rate.

The Company issues group deposit-type contracts funding agreements for qualified retirement plans. The funding agreements are issued through the general account and the deposits received on these contracts are recorded as liabilities and are not treated as premiums or as revenue under SAP.

Investment Reserves:

In compliance with statutory requirements, the Company maintains the AVR and the IMR. The AVR is intended to stabilize policyholders’ surplus against market fluctuations in the value of equities and credit- related declines in the value of bonds and mortgage loans. Changes in the AVR are recorded directly to surplus. The IMR defers net after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for fixed income investments and amortizes these net realized capital gains (losses) into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR. Any negative IMR amounts are treated as a non- admitted asset.

Premiums and Other Revenues:

Premiums and annuity considerations are recognized for funds received primarily on variable deferred annuity contracts, fixed deferred and immediate annuity contracts, and variable life insurance products. Corresponding transfers to or from separate accounts are a component of “Net transfers from separate accounts” in the Statutory Basis Statements of Operations.

Revenues also include service fees that are comprised of annual contract fees, charges for mortality and expenses based on separate account assets under management and administrative service fees received from the mutual funds that are investment options in the product separate accounts.

Federal Income Taxes:

The provision for federal income taxes is based on income from operations currently taxable. Realized gains and losses are reported net of the applicable federal income taxes and interest maintenance reserve. Increases or decreases in certain federal income tax assets and liabilities established in prior years are reflected as adjustments to surplus. (See Note 6).

The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

Reinsurance:

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies (See Note 7).

B-103

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Net Investment Income and Capital Losses:

Net investment income includes interest and dividends received or accrued on investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively or prospectively for any change in estimated yield to maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. Net investment income is reduced by investment management expenses.

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Realized losses include valuation adjustments for other-than-temporary declines in investments. Unrealized investment gains and losses on financial instruments carried at fair value represent changes in the reported fair value and are recorded directly to surplus.

Assessments:

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency, the amount of the loss is reasonably estimable and the related premium upon which the assessment is based is written. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2015 and 2014, respectively, the Company had no liability for its estimated assessments. Some states permit members insurers to recover assessments through full or partial premium tax offsets. The related premium tax offsets included in “Other assets” was $0.6 million and $0.8 million as of December 31, 2015 and 2014, respectively.

Corrections:

During 2015, the Company corrected the 2014 income tax receivable. As such, an adjustment was made to decrease the income tax receivable by $5 million with a charge to surplus.

NOTE 3—INVESTMENTS

Bonds:

Investments are valued in accordance with methods prescribed by the Securities Valuation Office of the NAIC (“SVO”). The Company obtains the fair value of financial instruments held in its portfolio that are either carried at fair value on the face of the financial statements or disclosed in the notes to the financial statements at fair value, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks that are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company- derived inputs when external inputs are not available or deemed to be inaccurate. Unrealized gains and losses on investments carried at fair value are recorded directly in unassigned surplus. The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the fair value of the security has been less than cost; financial condition of the issuer; the near-term prospects for recovery of the fair value of a security; discounted estimated future cash flows; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in net realized capital gains (losses). Valuation methods for the various types of investments held are as follows:

Bonds are stated principally at amortized cost with bond premiums and discounts amortized using the scientific interest method. Those bonds that are rated 6 by the NAIC are reported at the lower of amortized cost or fair value. Mortgage-backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective and prospective adjustment method utilizing the Public Securities Association standard prepayment rates.

B-104

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from issuers or broker- dealers through information services or internal estimates and are consistent with current interest rates and the economic environment.

Investments in Subsidiaries:

Investments in subsidiaries are valued using the GAAP basis equity and consist of the Company’s investments in PAS and HSF which are included in “Other invested assets” in the Statutory Basis Balance Sheet. Undistributed earnings or losses of subsidiaries and unrealized appreciation and depreciation are reflected as unrealized capital gains or losses directly in surplus. Distributed dividends of subsidiaries are recorded in net investment income.

The amortized cost basis and estimated fair value of bonds and investments in subsidiaries at December 31, 2015 and 2014 were as follows:

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2015		Gains	(Losses)
		(In millions)
U.S. Government	$73	$1	$—	$74
States, Territories and Possessions	6	—	—	6
Special Revenue	12	1	—	13
Industrial and Miscellaneous	2,669	39	(71)	2,637
Hybrid	2	—	—	2

Total Bonds	$2,762	$41	$(71)	$2,732

Investment in Subsidiaries	$96	$—	$(66)	$30

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2014		Gains	(Losses)
		(In millions)
U.S. Government	$80	$1	$—	$81
States, Territories and Possessions	6	—	—	6
Special Revenue	13	2	—	15
Industrial and Miscellaneous	2,366	86	(12)	2,440
Hybrid	2	—	—	2

Total Bonds	$2,467	$89	$(12)	$2,544

Investment in Subsidiaries	$91	$—	$(66)	$25

The Company invests in high quality securities that are diversified by asset class, issuer and industry. At December 31, 2015, approximately 2.6% of the portfolio is invested in securities issued or backed by the United States Government or its agencies. At December 31, 2014, approximately 3.3% of the portfolio is invested in securities issued or backed by the United States Government or its agencies. No other single issuer accounts for more than 2.1% of the portfolio at December 31, 2015.

The amortized cost and estimated fair value of bonds at December 31, by contractual maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

B-105

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

	2015
	Amortized Cost	Fair Value
	(In millions)
Due in one year or less	$118	$119
Due after one year through five years	1,000	1,008
Due after five years through ten years	616	608
Due after ten years	813	782
Sinking fund bonds, mortgage-backed securities and asset-backed securities	215	215

Total	$2,762	$2,732

The net change in unrealized capital losses included in surplus for the years ended December 31, 2015 and 2014 are summarized as follows:

	2015	2014
	(In millions)
Changes in net unrealized capital gains (losses) attributable to:
Investments in subsidiaries	$—	$(12)
Derivatives	13	9
Tax effect on unrealized capital gains (losses)	(5)	1

Total change in net unrealized capital gains (losses), net of tax	$8	$(2)

Proceeds from sales of investments in bonds amounted to $134 million and $320 million in 2015 and 2014, respectively. Gross gains of $1.1 million and $4.3 million and gross losses of $0.2 million and $1.4 million were realized on sales of bonds in 2015 and 2014, respectively. These amounts are pre-tax and pre-IMR.

Proceeds from sales of investments in common stocks amounted to $0.1 million and $0.0 million in 2015 and 2014, respectively. Gross gains of $0.1 million and $0.0 million and gross losses of $0.1 million and $0.0 million were realized on sales of common stocks in 2015 and 2014.

There were no sales of investments in preferred stocks in 2015. Proceeds from sales of investments in preferred stocks amounted to $4.0 million in 2014. Gross gains of $0.1 million and gross losses of $0.0 million were realized on sales of preferred stocks in 2014. These amounts are pre-tax and pre-IMR.

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, were as follows:

December 31, 2015	Less Than 12 Months		More Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
			(In millions)
U.S. Government	$33	$—	$2	$—	$35	$—
Special Revenue	2	—	—	—	2	—
States, Territories and Possessions	2	—	—	—	2	—
Industrial and Miscellaneous	1,343	(57)	114	(14)	1,457	(71)

Total Bonds	1,380	(57)	116	(14)	1,496	(71)

Total Temporarily Impaired Securities	$1,380	$(57)	$116	$(14)	$1,496	$(71)

B-106

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 2014	Less Than 12 Months		More Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
			(In millions)
U.S. Government	$41	$—	$2	$—	$43	$—
States, Territories and Possessions	2	—	—	—	2	—
Industrial and Miscellaneous	467	(8)	152	(4)	619	(12)

Total Bonds	510	(8)	154	(4)	664	(12)

Total Temporarily Impaired Securities	$510	$(8)	$154	$(4)	$664	$(12)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other-than-temporary impairments. There were one hundred and three securities in an unrealized loss position for greater than 12 months with a book value of $130 million and a fair value of $116 million as of December 31, 2015. There were one hundred and one securities in an unrealized loss position for greater than 12 months with a book value of $158 million and a fair value of $154 million as of December 31, 2014.

In reaching the conclusion that these impairments are not other-than-temporary, management considered many factors including duration and severity of impairment, discounted cash flows, investment sector stability, and credit-worthiness, financial condition of issuer and intent and ability to hold to allow for recovery in value.

Mortgage Loans

Mortgage loans are valued at amortized cost. Valuation reserves are established for potential declines in the value of mortgage loans. As of December 31, 2015 and December 31, 2014, there were no valuation reserves established for any of the Company’s mortgage loans. There were no other-than-temporary impairments on mortgage loans in December 31, 2015 or 2014.

The Company’s investments in mortgage loans on real estate consist principally of loans on commercial and cooperative residential real estate properties. The largest concentrations of commercial real estate mortgage loans are for properties located in California and Massachusetts ($69 million or 30.61% and $35 million or 15.23%) at December 31, 2015. The largest concentrations of commercial real estate mortgage loans are for properties located in California and New York ($50 million or 39.44% and $18 million or 14.05%) at December 31, 2014. The Company estimates the fair value of mortgage loans on real estate to be $231 million and $132 million at December 31, 2015 and December 31, 2014, respectively. Fair value was determined based upon the present value of the scheduled future cash flows of each loan based on the average term to maturity discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. The minimum and maximum ranges of lending rates on new mortgage loans were between 3.38% and 4.26% originated during 2015. The maximum percentage of any single mortgage loan to the value of the security originated in 2015 was 65.69%.

Interest received on impaired loans that were previously modified in a troubled debt restructuring is either applied against the principal or reported as revenue according to management’s judgment as to the collectability of principal. There were no mortgages with interest more than 180 days past due at December 31, 2015 and December 31, 2014.

Management monitors its mortgage loan portfolio on an ongoing basis for events or circumstances that could indicate that it will not receive all of its contractually due principal and interest payments in accordance with the loan agreements. In May and November of each year, the entire portfolio is screened based on debt service coverage, loan to value ratio, delinquency over 90 days and if there are indications that balloon payments due at maturity will not be made to determine if any other than temporary impairments might need to be recorded.

There were no restructured mortgage loans as of December 31, 2015 or December 31, 2014.

B-107

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The following table set forth the credit quality indicators as of December 31, 2015 and December 31, 2014, based upon the recorded investment gross of allowance for credit losses.

Mortgage Loans: (In millions)	Debt Service Coverage Ratio—December 31, 2015
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio
0% - 49.99%	$51	$—	$—	$5	$—	$—	$56
50% - 59.99%	42	17	11	5	—	—	75
60% - 69.99%	53	—	16	12	—	—	81
70% - 79.99%	10	5	—	—	—	—	15
80% - 89.99%	—	—	—	—	—	—	—
90% - 100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total	$156	$22	$27	$22	$—	$—	$227

Mortgage Loans: (In millions)	Debt Service Coverage Ratio—December 31, 2014
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio
0% - 49.99%	$29	$3	$—	$—	$—	$—	$32
50% - 59.99%	17	5	—	4	5	—	31
60% - 69.99%	38	5	12	10	—	—	65
70% - 79.99%	—	—	—	—	—	—	—
80% - 89.99%	—	—	—	—	—	—	—
90% - 100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total	$84	$13	$12	$14	$5	$—	$128

Investment in Subsidiaries:

The following table provides additional information of the Company’s significant subsidiaries at December 31, 2015 and 2014:

December 31, 2015

Description of SCA Investment (excluding US Insurance SCA)	Gross Amount	Non- admitted Amount	Admitted Asset Amount	Date of Filing to NAIC	Type of NAIC Filing (Sub-1, Sub-2, or Resubmission of Disallowed Filing)	NAIC Response Received (yes/no)	NAIC Valuation (Amount)	NAIC Disallowed Entity’s Valuation Method, Resubmission Required (yes/no)
	(In millions)
PAS	$20	$—	$20	n/a	n/a	n/a	$—	no
HSF	10	—	10	n/a	n/a	n/a	—	no

Aggregate Total	$30	$—	$30				$—

There were no dividends received from PAS and HSF in 2015 or 2014.

B-108

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Net Investment Income:

Net investment income, including accrual of discount and amortization of premiums, arose from the following sources for the years ended December 31:

	2015	2014
	(In millions)
Bonds	$89	$77
Mortgage loans	7	4
Policy loans	7	7

Total gross investment income	103	88
Less: investment expenses	(6)	(4)

Net investment income	$97	$84

Net Realized Capital Losses from Investments:

Net realized losses from investments were derived from the following sources for the years ended December 31:

	2015	2014
	(In millions)
Bonds	$1	$4
Derivatives and other	(74)	(67)

Total net realized capital losses	(73)	(63)
Transfer to IMR	(1)	(3)
Capital gain federal income tax expense	1	1

Net realized capital losses, net of tax and transfers to IMR	$(75)	$(67)

There were impairment losses of $1 million and $0 million for 2015 and 2014, respectively.

Derivative Financial Instruments:

In order to minimize the volatility associated with the GMWB, the Company has established a hedge strategy to manage this risk. The Company uses S&P 500, NASDAQ, MSCI EAFE, Russell 2000 e-mini futures contracts and U.S. Treasury futures contracts, which are exchange traded, to hedge market fluctuations of the Company’s GMWB product.

The Company enters into derivative transactions in order to mitigate (“hedge”) certain risks pertaining to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and market volatility. Derivatives are either exchange traded or contracted over-the-counter. The majority of the Company’s over-the-counter derivatives are bilateral contracts between the Company and a single counterparty. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing counterparties.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e. at amortized cost). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or do not meet the qualifications for hedge accounting treatment are reported at fair value.

To qualify for hedge accounting the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge, the asset or liability being hedged, and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

Derivative transactions expose the Company to the risk that the counterparty may not be able to fulfill its obligations under the terms set forth in the contract. The Company manages this counterparty risk by entering into transactions

B-109

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

with counterparties that maintain a minimum credit rating, by performing ongoing review of a counterparties’ credit standing, by adhering to established limits for credit exposure to any single counterparty and is requiring collateral posting subject to thresholds and minimum transfer amounts in accordance with counterparty agreements to support credit risk associated with counterparty exposures which further reduces the company’s exposure to default by the counterparty. The Company is required to establish a margin account for all of its futures contracts. Any contract gains or losses due to the change in the value of futures are settled in cash on a daily basis. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging—Not Designated As Hedging Instruments:

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or do not qualify for hedge accounting treatment. These derivative instruments are reported at fair value in the balance sheet as either other invested assets or other liabilities. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recorded.

Treasury futures are used to mitigate interest rate risk pertaining to guaranteed minimum benefit liability associated with one of the products that it sells. Treasury futures obligate the Company to take or receive delivery of certain Treasury Bonds at a specified price at a future date.

Equity index futures are used to minimize the volatility associated with certain liabilities. Equity index futures obligate the Company to pay or receive from a counterparty a cash amount based on a specified equity market index at a predefine price as of a future date applied to the notional amount of the contracts.

All of the futures contracts that the Company has entered into are exchange traded. Margin payments are required for futures contract and contract gains or losses are settled daily in cash, therefore the futures contracts are carried at zero value on the Company’s balance sheets. The contract amount of futures contracts represents the extent of the Company’s involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

The effects of the Company’s use of derivative instruments on the Balance Sheets and Statements of Operations:

December 31, 2015

	Notional Amount	Statement Value Assets	Liabilities	Change in Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives not designated as hedging instruments:
Treasury futures	$—	$—	$—	$—	$(29)	$—
Equity index futures	1	—	—	13	(45)	—

Total derivatives	$1	$—	$—	$13	$(74)	$—

B-110

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 2014
	Notional Amount	Statement Value Assets	Liabilities	Change in Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives not designated as hedging instruments:
Treasury futures	$2	$—	$—	$—	$6	$—
Equity index futures	—	—	—	9	(73)	—

Total derivatives	$2	$—	$—	$9	$(67)	$—

Restricted Assets and Special Deposits:

Assets of $4 million at December 31, 2015 and 2014, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Statutory Basis Balance Sheets.

Repurchase Agreements:

The Company enters into repurchase agreements whereby securities will be resold at a specified date and price. There were no repurchase agreements outstanding as of December 31, 2015 and 2014.

Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk:

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. Because exchange-traded futures are processed through a regulated exchange and positions are marked to market and settle on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to establish collateral for any futures contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently uses U.S. Treasury bonds to satisfy this collateral requirement.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. The Company’s financial instruments with off-balance sheet risk as of December 31, 2015 and 2014 were $45 million and $31 million, respectively.

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are unadjusted quoted market prices available in active markets for identical assets or liabilities on the reporting date. Assets in this category include actively traded registered mutual funds held directly by the separate accounts sponsored by the Company.

B-111

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable. These types of instruments include certain investments in registered mutual funds in which the fund holds instruments that are not actively traded and investments in non-registered collective investment funds.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information. Instruments held in this category include primarily fixed maturity instruments.

The estimated fair values presented below have been determined using available information and valuation methodologies. The estimated fair value for financial instruments held by the Company was determined by management after considering the following sources of information: published market quotes for active exchange traded instruments, third party pricing vendors, quotes from investment banks that are lead market makers in certain markets, independent broker quotations, or the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such amounts are management’s estimate of the value that would be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies from period to period based on available information and market conditions could have a material effect on the estimated fair values.

Separate Accounts Assets:

The Company sponsors separate accounts that support certain products that it sells. The separate accounts invest in various registered mutual funds and non-registered collective investment funds managed by RS Investments Management Co., an affiliated company, as well as unaffiliated third parties. The fair value of these investments is based upon the reported net asset values (“NAVs”) as provided by the fund manager.

The Company’s management reviews each mutual fund’s liquidity in order to determine the level those investments should be reported. Generally, actively traded registered mutual fund investments are considered a Level 1, non-registered collective fund investments that have no redemption restrictions or fees associated with it and are open to new investors are considered a Level 2 and all other fund investments that do not meet the criteria of Level 1 or 2 are reported as Level 3. As of December 31, 2015 and 2014, none of the Separate Account investments are considered to be Level 3.

The following tables summarize the Company’s assets carried at fair value by their fair value hierarchy levels at December 31, 2015 and 2014:

December 31, 2015	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets at Fair Value
Impaired bonds	$—	$—	$1	$1	$1
Separate Accounts Assets	11,314	1,319	—	12,633	12,633

Total Assets at Fair Value	$11,314	$1,319	$1	$12,634	$12,634

There were no transfers into or out of Level 1 and 2 during 2015.

December 31, 2014	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets at Fair Value
Separate Accounts Assets	$11,394	$1,415	$—	$12,809	$12,809

Total Assets at Fair Value	$11,394	$1,415	$—	$12,809	$12,809

B-112

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

There were no transfers into or out of Level 1 and 2 during 2014.

The following table summarize changes to the Company’s financial instrument carried at fair value and classified as level 3 in the fair value hierarchy for the year ended December 31, 2015.

2015
	NAIC Bonds	Total
(In millions)
Fair Value, beginning of period	$—	$—
Total gains (losses) (realized or unrealized):
Included in net income	—	—
Included in surplus	—	—
Purchases, sales, issuances and settlements:
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	1	1
Transfers out of Level 3	—	—

Fair Value, end of period	$1	$1

Transfers into and out of Level 3 are recognized at the end of the reporting period. During 2015, the Company transferred one security into Level 3 and none out of Level 3. The transfers in and out of level 3 were determined by the observable/unobservable inputs used in pricing the securities.

There were no financial instruments carried at fair value and classified as Level 3 for the year ended December 31, 2014.

NOTE 5—PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Gross deferred and uncollected insurance premiums represent premiums due to be received from policyowners through the next policy anniversary date. These premiums and annuity considerations are reinsured to The Guardian (See Note 7). Net deferred and uncollected premiums ceded represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums ceded at December 31, 2015 and 2014 were as follows:

2015
Type	Gross	Net of Loading
(In millions)
Ordinary new business	$—	$—
Ordinary renewal	3	3
Group life renewal	—	—

2014
Type	Gross	Net of Loading
(In millions)
Ordinary new business	$—	$—
Ordinary renewal	3	3
Group life renewal	—	—

B-113

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE 6—INCOME TAXES

Consolidated Federal Income Tax Return:

The Company’s federal income tax return is consolidated with the following entities:

•	The Guardian Life Insurance Company of America,

•	Park Avenue Life Insurance Company,

•	Sentinel American Life Insurance Company,

•	Family Service Life Insurance Company,

•	Managed Dental Care of California,

•	Managed DentalGuard of Texas,

•	Managed DentalGuard of New Jersey,

•	Innovative Underwriters Inc.,

•	Berkshire Life Insurance Company of America, and

•	First Commonwealth, Inc., and its subsidiaries

The Company files a consolidated federal income tax return with its parent company, The Guardian. The Company has a written agreement, approved by the Company’s Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Pursuant to this agreement, the Company has the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur, or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

The Internal Revenue Code limits the amount of non-life insurance losses that may offset life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group pursuant to a tax allocation agreement. In accordance with the tax allocation agreement, each qualifying member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Subsidiary tax liabilities/benefits are settled subsequent to the filing of the federal income tax return.

An estimate of the amount of any increase in the Company’s Federal or foreign income tax loss contingencies during the twelve month period ending December 31, 2016 cannot be made.

The Components of the Net Deferred Tax Assets (DTAs) recognized in the Company’s Assets, Liabilities, Surplus and Other Funds are as follows:

Description	December 31, 2015
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$79	$—	$79
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	79	—	79
Deferred Tax Assets Nonadmitted	56	—	56

Subtotal Net Admitted Deferred Tax Asset	23	—	23
Deferred Tax Liabilities (DTLs)	9	—	9

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$14	$—	$14

B-114

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Description	December 31, 2014
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$68	$4	$72
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	68	4	72
Deferred Tax Assets Nonadmitted	39	4	43

Subtotal Net Admitted Deferred Tax Asset	29	—	29
Deferred Tax Liabilities	16	—	16

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$13	$—	$13

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$11	$(4)	$7
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	11	(4)	7
Deferred Tax Assets Nonadmitted	17	(4)	13

Subtotal Net Admitted Deferred Tax Asset	(6)	—	(6)
Deferred Tax Liabilities	(7)	—	(7)

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$1	$—	$1

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. A valuation allowance is recorded to reduce any portion of the deferred tax asset that is expected to more likely than not be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

Admission calculation components SSAP No. 101 (Paragraph 11)

The Company follows the guidance in Statement of Statutory Accounting Principles No. 101 – Income Taxes. The Company exceeded the 300% minimum RBC requirement at December 31, 2015 and expects to exceed this minimum during 2016.

Description	December 31, 2015
(in millions)	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$—	$—
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	14	—	14
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	14	—	14
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	36	—	36
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	9	—	9

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$23	$—	$23

B-115

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Description	December 31, 2014
(in millions)	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$1	$—	$1
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	12	—	12
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	12	—	12
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	32	—	32
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	16	—	16

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$29	$—	$29

	Change
	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$(1)	$—	$(1)
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	2	—	2
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	2	—	2
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	4	—	4
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	(7)	—	(7)

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$(6)	$—	$(6)

	2015	2014
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	799%	726%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation	$267	$233

Impact of Tax Planning Strategies

Description	December 31, 2015
(in millions, except percentages)	Ordinary	Capital
(a) Determination of adjusted gross deferred assets and net admitted deferred tax assets, by tax character as a percentage of total.
(1) Adjusted Gross DTAs	79	—
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	18%	0%
(3) Net Admitted Adjusted Gross DTAs	23	—
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	60%	0%

B-116

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Description	December 31, 2014
(in millions, except percentages)	Ordinary	Capital
(1) Adjusted Gross DTAs	68	4
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	18%	0%
(3) Net Admitted Adjusted Gross DTAs	29	0
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	45%	0%

	Change
	Ordinary	Capital
(1) Adjusted Gross DTAs	11	(4)
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	0%	0%
(3) Net Admitted Adjusted Gross DTAs	(6)	0
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	15%	0%

All DTL were recognized as of December 31, 2015 and 2014.

Current Tax and Change in Deferred Tax:

Current income taxes incurred consist of the following major components at December 31, 2015 and 2014:

Description	2015	2014
	(In millions)
Federal income tax benefit on operating loss	$(25)	$(12)
Prior year underaccrual (overaccrual)	(4)	(8)
Contingent tax	1	3
Foreign	(1)	(1)

Current federal operations income tax benefit	(29)	(18)
Current Federal capital gains income tax expense	1	1

Total current federal income tax benefit	$(28)	$(17)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2015 and 2014 were as follows:

Description	2015	2014	Change
	(In millions)
DTAs Resulting from Book/Tax Differences in:
Ordinary:
Reserves	$59	$48	$11
Policy acquisition costs	20	20	—

Gross ordinary DTAs—(admitted and nonadmitted)	$79	$68	$11

Statutory valuation allowance adjustment—ordinary	—	—	—
Total ordinary DTAs—(nonadmitted)	56	39	17

Admitted ordinary DTAs	$23	$29	$(6)

B-117

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Description	2015	2014	Change
	(In millions)
Capital:
Impaired securities	$—	$4	$(4)

Gross capital DTAs—(admitted and nonadmitted)	$—	$4	$(4)

Statutory valuation allowance adjustment—capital	—	—	—
Total capital DTAs—(nonadmitted)	—	4	(4)

Admitted capital DTAs	—	—	—

Total admitted DTAs	$23	$29	$(6)

DTLs Resulting from Book/Tax Differences in:
Ordinary:
Market discount	$2	$2	$—
Reserves	7	14	(7)

Total Ordinary DTLs	$9	$16	$(7)

Capital:

Total DTL	$9	$16	$(7)

Net admitted DTAs/(DTLs)	$14	$13	$1

The change in net deferred Federal income taxes is comprised of the following:

	2015	2014	Change
Adjusted gross deferred tax assets	$79	$72	$7
Total Deferred Tax Liabilities	9	16	(7)

Net deferred tax assets (liabilities)	$70	$56	14

Tax effect of unrealized capital gains			5

Change in net deferred federal income tax benefit			$19

Contingent Tax Liabilities:

As of December 31, 2015, the Company had $7 million of unrecognized tax benefits and related interest expense, if recognized, all of which would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. For the years ended December 31, 2015 and 2014, the Company recognized approximately $1 million and $3 million in interest and penalties, respectively. The Company has approximately $7 million and $6 million accrued for payment of interest and penalties at years 2015 and 2014, respectively.

B-118

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Reconciliation of Federal Income Tax Rate to Actual Effective Rate:

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant book to tax adjustments causing this difference is the following:

	2015	Effective Tax Rate*
	(In millions)
Net gain from operations after dividends to policyholders and before Federal income tax @ 35%	$8	35%
Net realized capital gains (losses) @ 35%	(26)	35%

Provision calculated at statutory rate	$(18)	35%
Dividends received deduction	(20)	38%
Other	(1)	(1%	)

Subtotal	$(39)	72%
Contingent taxes	1	(1%	)
Return to provision	(4)	8%
Deferred tax true-up	1	(1%	)
Foreign tax credit	(1)	1%

Total	$(42)	79%

Total current federal income tax benefit	$(28)	55%
Prior period correction	5	(10%	)
Change in net deferred federal income taxes benefit	(19)	34%

Total statutory income tax benefit	$(42)	79%

Operating Loss and Tax Credit Carryforwards:

As of December 31, 2015, the Company does not have any net ordinary loss carryforwards, capital loss carryforwards or tax credit carryforwards.

The following are income taxes incurred in prior years that are available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
		(In millions)
2015	$—	$1	$1
2014	—	1	1
2013	—	—	—

Total	$—	$2	$2

NOTE 7—REINSURANCE CEDED

The Company enters into coinsurance, modified coinsurance and yearly renewable term agreements with The Guardian and outside parties to provide for reinsurance of selected variable annuity contracts and group life and individual life policies. Under the terms of the modified coinsurance agreements with The Guardian, reserves ceded to the reinsured business and corresponding assets held by the Company amounted to $403 million and $430 million at December 31, 2015 and 2014, respectively. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, the Company evaluates the financial condition of its reinsurers in order to minimize its exposure to losses from reinsurer insolvencies.

The Company entered into an Individual Life Yearly Renewable Term reinsurance agreement with The Guardian effective January 1, 2011. Under the terms of the agreement, GIAC cedes The Guardian a 90.00% quota share of the mortality risk on its secondary guarantee flexible premium universal life insurance business.

B-119

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The effect of these reinsurance cession agreements on the components of the Company’s gains (losses) from operations in the accompanying Statutory Basis Statements of Operations were as follows:

	2015			2014
	The Guardian	Outside Parties	Total	The Guardian	Outside Parties	Total
			(In millions)
Premiums and annuity considerations	$(33)	$(6)	$(39)	$(40)	$(7)	$(47)
Commissions and other expenses	5	—	5	6	—	6
Reserve adjustments on reinsurance ceded and other income	(28)	—	(28)	(31)	—	(31)

Total Revenues	(56)	(6)	(62)	(65)	(7)	(72)

Policyholder and contract benefits	(47)	—	(47)	(64)	—	(64)
Decrease (increase) in aggregate reserves	(20)	(3)	(23)	(9)	2	(7)

Total expenses	(67)	(3)	(70)	(73)	2	(71)

Net gain (loss) on operations from reinsurance ceded	$11	$(3)	$8	$8	$(9)	$(1)

NOTE 8—RELATED PARTY TRANSACTIONS

General Operating Expense Agreement:

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $149 million and $147 million in 2015 and 2014, respectively, which are in “General insurance expenses and Commissions and other expenses” in the Statutory Basis Statements of Operations, of which $16 million and $17 million are unpaid and included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2015 and 2014, respectively.

Investments:

At December 31, 2015 and 2014, respectively, approximately 21% and 23% of the Company’s separate account assets are invested in affiliated mutual funds that are advised by RS Investments and sub-advised by GIS/PAIA (see Note 1). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management invested in affiliated mutual funds amounted to $2,641 million and $2,995 million as of December 31, 2015 and 2014, respectively.

Capital:

On February 26, 2013, The Guardian’s Board of Directors granted authority to contribute up to $125 million of capital to GIAC, over the next 3 years, to fund the continued growth in the variable annuity and fixed annuity platforms, as well as continued investments in the 401k platform. Effective November 18, 2015, The Guardian’s Board of Directors granted an additional $50 million of capital to GIAC. For the years ended December 31, 2015 and 2014, the Company received a total of $50 million and $40 million, respectively, from the Guardian as an additional paid-in and contributed surplus, which is reflected under “Cash flows from financing and miscellaneous activities” in the Statutory Basis Statements of Cash Flows.

For the years ended December 31, 2015 and 2014, the Company also received $0 million and $16 million, respectively, from the Guardian as an additional paid-in and contributed surplus, which was transferred to PAS as a capital contribution.

The Company made an initial funding to HSF in the form of a $5 million capital contribution and an $16 million draw down from a $20 million loan commitment with HSF in 2014 and an additional $5 million capital contribution and a $4 million loan commitment in 2015. The full loan commitment balance was repaid from HSF to GIAC on May 29, 2015.

B-120

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Administrative Services Agreement:

The Company had an administrative services agreement with GIS and RS that provides for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. Effective November 24, 2015, the administrative services agreement was terminated between GIAC and GIS and the same agreement was replaced between GIAC and RSFD effective December 1, 2015. For the years ended December 31, 2015 and 2014, such fee income amounted to $4 million, respectively which is reflected in “Service fees” in the Statutory Basis Statements of Operations, of which $1 million are receivables and are included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2015 and 2014, respectively.

Reimbursement Agreement:

Prior to November 5, 2015, the Company had a reimbursement agreement with GIS whereby GIS provides for administrative and distribution services to the RS International Growth Fund and RS Emerging Markets Fund (the “Funds”) (See Note 1). For each year during which the Company receives a dividend from GBG, GIAC will reimburse GIS for dividends attributable to shares of the Funds that are not offered through the separate accounts and for which GIAC does not provide administrative services. The amount of such reimbursement will be calculated based on the average daily net assets of the Funds for the periods during which earnings have been accumulated that support the payment of such dividend or dividends. For the years ended December 31, 2015 and 2014, the dividends received by the Company from GBG amounted to $0 million and $0.3 million, respectively, which are included in “Net investment income” of which the Company reimbursed GIS $0 million and $0.1 million, respectively, which are included in “Commissions and other expenses” in the Statutory Basis Statements of Operations. The Company terminated the reimbursement agreement with GIS on November 5, 2015 in light of the dissolution of GBG (See Note 1).

Line of Credit:

Effective May 21, 2015, the Company (Borrower) amended its revolving line of credit agreement with The Guardian (Lender) from $225 million to $300 million, which was further amended to $350 million effective December 3, 2015. The terms of the credit agreement state that future drawing, if any, (not at the time overdue) shall bear interest at a rate per annum equal to (a) the Prime Rate plus 1.00% if a Prime Rate Loan or (b) the Eurodollar Rate plus 1.00% if a Eurodollar Rate Loan. In the event any drawing on the line of credit becomes due, whether by acceleration or otherwise, it shall bear interest at a rate per annum equal to the Prime Rate plus 2.00%. Additionally, a commitment fee equal to 0.125% per annum of the amount of this line of credit shall be paid by Borrower to Lender, such amount to be paid in quarterly installments on the last day of each March, June, September and December or on the termination of this line of credit. The line of credit agreement shall have an initial term of 364 days beginning with the date first stated above, and shall automatically renew for successive periods of 364 days, unless the Lender shall notify the Borrower of its intention not to renew the line of credit agreement not less than sixty (60) days prior to the expiration of the then existing term. As of December 31, 2015 and 2014, the amount of drawings on the line of credit amounted to $105 million and $177 million, respectively, are included in “Intercompany borrowed funds” in the Statutory Basis Balance Sheets. Interest expense and commitment fees of $2.0 million and $1.2 million and $0.2 million and $0.1 million in 2015 and 2014, respectively, are included in “Net investment income” in the Statutory Basis Statements of Operations, of which $47 thousand and $133 thousand are unpaid interest expense included in “Intercompany borrowed funds” in the Statutory Basis Balance Sheets as of December 31, 2015 and 2014, respectively.

Commission:

The Company has a selling agreement with its affiliate PAS. The Company authorizes PAS’ registered representatives who are also insurance agents, to solicit and sell certain insurance and annuity contracts on behalf of the Company (See Note 1). For the years ended December 31, 2015 and 2014, the Company paid commissions to PAS which amounted to $61 million and $54 million, respectively, which is included in “Commissions and other expenses” in the Statutory Basis Statements of Operations. The payable for such expenses were $0 million and $0.2 million at December 31, 2015 and 2014, respectively, and is included in “Other liabilities” in the Statutory Basis Balance Sheet.

Settlement of Intercompany Transactions:

In accordance with NAIC SAP, all transactions between related parties are required to have a written agreement that provides for a timely settlement of amounts owed, including a specific due date. Amounts over 90 days due are to be non-admitted along with any uncollected receivable from a related party that is not part of a written agreement. The Company has

B-121

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

determined that written agreements are in place for all intercompany transactions and that these written agreements contain specific due dates. As of December 31, 2015, no intercompany receivable due to the Company is over 90 days past due.

NOTE 9—SEPARATE ACCOUNTS

General Nature and Characteristics of Separate Account Business:

Separate and variable accounts held by the Company represent primarily funds for which there are no guarantees. The assets of the Company’s separate accounts are carried at book value, which approximates fair value.

In accordance with the products/transactions recorded within the separate accounts, all assets are considered legally insulated from the general account. The legal insulation of the separate accounts assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2015 and 2014, the Company’s separate accounts statement included legally insulated assets of $12,633 million and $12,809 million, respectively, of which $3 million and $2 million, respectively, were the additional amounts being transferred into the Company’s separate accounts from the general account of the Company. These amounts represent mortality risk fully borne by the Company’s general account and may result in additional amounts being transferred into the Company’s separate accounts to cover greater longevity of annuitants than expected. Conversely, if the amounts allocated exceed the amounts required, transfers may be made to the Company’s general account. There was no seed money due to the general account of the Company from the Company’s separate accounts in 2015 and 2014. Fees and expenses due or accrued to the Company’s general account were $287 million and $264 million as of December 31, 2015 and 2014, respectively.

In accordance with the products/transaction recorded within the separate accounts, some separate accounts liabilities are guaranteed by the general account.

As of December 31, 2015 and 2014, the general account of the Company had a maximum guarantee for separate accounts liabilities of $759 million and $134 million, respectively (See “NAR” in Note 2). To compensate the general account for the risk taken, the separate accounts have paid risk charges of $248 million and $236 million for the years ended December 31, 2015 and 2014, respectively.

The general account of the Company had paid $0 million and $0.1 million towards separate accounts guarantees for the years ended December 31, 2015 and 2014, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Information regarding the separate accounts of the Company for the years ended December 31, 2015 and 2014 were as follows:

December 31, 2015	Non-indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
		(In millions)
Premium, considerations and deposits for the year ended:	$—	$1,527	$1,527

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$12,308	$12,308
Market value/not subject to discretionary withdrawals	—	35	35

Total reserves for separate accounts	—	12,343	12,343

Charges for investment management administration and contract guarantees	—	55	55
Accrued expense allowances	—	232	232

Separate accounts liabilities	$—	$12,630	$12,630

B-122

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 2014	Non-Indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
		(In millions)
Premium, considerations and deposits for the year ended:	$—	$1,343	$1,343

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$12,522	$12,522
Market value/not subject to discretionary withdrawals	—	21	21

Total reserves for separate accounts	—	12,543	12,543

Charges for investment management administration and contract guarantees	—	51	51
Accrued expense allowances	—	213	213

Separate accounts liabilities	$—	$12,807	$12,807

The following represents a reconciliation of net transfers from the Company to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Annual Statement:

	2015	2014
	(In millions)
Transfers to separate accounts:
Non-indexed guarantee less than/equal to 4%	$—	$—
Non-guaranteed separate accounts	1,527	1,343
Transfers from separate accounts:
Non-indexed guarantee less than/equal to 4%	—	—
Non-guaranteed separate accounts	(1,727)	(1,654)

Net transfers from separate accounts	(200)	(311)

Reconciling Adjustments:
Mortality and expense guarantees—variable	152	149
Administrative fees—variable annuity	98	87
Cost of insurance	16	17

Total adjustments	266	253

Net transfers to (from) separate accounts as reported in the Statutory Basis Statements of Operations of the Company	$66	$(58)

B-123

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE 10—ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies as of December 31, 2015 and 2014 were as follows:

December 31, 2015	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percentage of Total
		(In millions)
Subjected to discretionary withdrawal:
With market value adjustment	$97	$—	$—	$97	1%
At book value less current surrender charge of 5% or more	27	—	—	27	0%
At fair value	—	8,865	2,957	11,822	81%

Total with adjustment or at market value	124	8,865	2,957	11,946	82%
At book value without adjustment (minimal or no charge or adjustment)	1,038	—	—	1,038	7%
Not subjected to discretionary withdrawal	1,598	35	—	1,633	11%

Total (gross)	2,760	8,900	2,957	14,617	100%
Reinsurance ceded	—	—	—	—	—

Total (net)	$2,760	$8,900	$2,957	$14,617	100%

December 31, 2014	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percentage of Total
		(In millions)
Subjected to discretionary withdrawal:
With market value adjustment	$86	$—	$—	$86	1%
At book value less current surrender charge of 5% or more	40	—	—	40	0%
At fair value	—	9,123	2,869	11,992	83%

Total with adjustment or at market value	126	9,123	2,869	12,118	84%
At book value without adjustment (minimal or no charge or adjustment)	1,099	—	—	1,099	8%
Not subjected to discretionary withdrawal	1,139	21	—	1,160	8%

Total (gross)	2,364	9,144	2,869	14,377	100%
Reinsurance ceded	—	—	—	—	—

Total (net)	$2,364	$9,144	$2,869	$14,377	100%

NOTE 11—COMMITMENTS

The Company had commitments to fund mortgage loans or other investments in the normal course of business, which totaled $35 million and $0 million in 2015 and 2014, respectively.

NOTE 12—LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the financial position or cash flows of the Company.

B-124

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE 13—FINANCIAL INFORMATION

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.

Under the Delaware Insurance Law, the maximum amounts of distributions that can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10.00% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment losses). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2015, the maximum amount of dividends the Company could pay The Guardian in 2016 without prior approval from the state insurance regulatory authorities was $26 million.

The following reconciles the statutory net loss of the Company as reported to the regulatory authorities to consolidated GAAP net (loss) gain:

	2015	2014
	(In millions)
Statutory net loss	$(24)	$—
Adjustments to reconcile to GAAP:
Net loss of subsidiaries	—	(12)
Change in deferred policy acquisition costs	24	94
Future policy benefits	(94)	(160)
Reinsurance	(2)	1
Federal income tax benefit	38	29
Transfer to interest maintenance reserve	1	3
Amortization of interest maintenance reserve	(1)	(3)

Consolidated GAAP net loss	$(58)	$(48)

The following reconciles the statutory capital and surplus of the Company as reported to the regulatory authorities to consolidated GAAP stockholder’s equity:

	2015	2014
	(In millions)
Statutory capital and surplus	$260	$227
Add (deduct) cumulative effect of adjustments:
Deferred policy acquisition costs	565	532
Elimination of asset valuation reserve	21	19
Future policy benefits	(95)	(7)
Establishment of additional deferred federal income taxes	6	(71)
Unrealized (loss) gains on investments	(30)	77
Separate account accrued expense allowances	(232)	(213)
Other liabilities	(67)	(64)

Consolidated GAAP stockholder’s equity	$428	$500

NOTE 14—SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to February 26, 2016, the issuance of the financial statements to be subsequent events requiring disclosure. The Company is expecting to issue the loan commitment to HSF for approximately $14 million before the end of March 2016.

B-125

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2015

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

	2015	Annual Statement References
Investment Income Earned		Exhibit of Net Investment Income
U.S. Government bonds	$559,061
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	88,791,567
Bonds of affiliates	295,721
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	6,744,547
Real estate	—
Contract loans	7,206,361
Cash, cash equivalents and short-term investments	89,635
Derivative instruments	—
Other invested assets	—
Aggregate write-ins for investment income	45

Total gross investment income	$103,686,937

Real Estate Owned—Statement Value	—	Schedule A

Mortgage Loans—Book Value
Farm mortgages	$—	Schedule B
Residential mortgages	—
Commercial mortgages	227,085,151

Total mortgage loans	$227,085,151

Mortgage Loans by Standing—Book Value
Good standing	$—	Schedule B
Interest overdue more than 3 months, not in foreclosure	—
Foreclosure in process	—

Total mortgage loans	$—

Other Long-Term Invested Assets—Statement Value	31,727,913	Schedule BA, Part 1
Bonds and Stocks of Parents, Subsidiaries and Affiliates—Book Value		Schedule D, Summary by Country
Bonds	—
Preferred stocks	—
Common stocks	—

B-126

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2015

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

	2015	Annual Statement References
Bonds and Short-Term Investments by Class & Maturity		Schedule D, Part 1A, Sec. 1
Bonds by Maturity—Statement Value
Due within one year or less	$175,983,619
Over 1 year through 5 years	1,106,070,889
Over 5 years through 10 years	685,510,186
Over 10 years through 20 years	250,328,281
Over 20 years	587,761,160

Total by Maturity	$2,805,654,135

Bonds by Class—Statement Value
Class 1	$1,649,591,180
Class 2	1,068,207,260
Class 3	79,283,774
Class 4	6,817,643
Class 5	1,754,278
Class 6	—

Total by Class	$2,805,654,135

Total Bonds Publicly Traded	2,293,682,353
Total Bonds Privately Placed	511,971,782
Preferred Stocks—Fair Value	—	Schedule D, Part 2, Sec. 1
Common Stocks—Fair Value	—	Schedule D, Part 2, Sec. 2
Short-Term Investments—Book Value	41,545,447	Schedule DA, Part 1
Options, Caps Floors, Collars, Swaps and Forwards	—	Schedule DB, Part A, Sec. 1
Financial Futures Contracts Open—Current Price	1,022,173,895	Schedule DB, Part B, Sec. 1
Cash on Deposit	(11,636,806)	Schedule E—Part 1

Life Insurance in Force (Net of Reinsurance)		Exhibit of Life Insurance
Industrial	—
Ordinary	660,755,000
Credit Life	—
Group Life	23,094,000
Amount of Additional Accidental Death Insurance In Force under Ordinary Policies	22,941,000	Exhibit of Life Insurance
Life Insurance Policies with Disability Provisions In Force		Exhibit of Life Insurance
Industrial	—
Ordinary	906,823,000
Credit Life	—
Group Life	217,815,000

B-127

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2015

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

	2015	Annual Statement References
Supplementary Contracts in Force		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Ordinary—Not Involving Life Contingencies	—
Amount on Deposit	—
Income Payable
Ordinary—Involving Life Contingencies
Income Payable	—
Group—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Group—Involving Life Contingencies
Income Payable	—

Annuities—Ordinary		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Immediate
Amount of Income Payable	119,581,801
Deferred—Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	9,719,209,014

Annuities—Group		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Amount of Income Payable	—
Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	2,076,059,732

Accident and Health Insurance—Premiums in Force
Group	—
Credit	—
Other	—

Deposit Funds and Dividend Accumulations		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Deposit Funds—Account Balance	1,061,375,716
Dividend Accumulations—Account Balance	—

B-128

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2015

Section 2. Investment Risk Interrogatories

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	State the reporting entity’s total admitted assets as reported on page two of the annual statement.
$3,250,035,565

2.	State the ten largest exposures to a single issuer/borrower/investment.

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Bank of America Corp.	Bonds	$21,099,758	0.6%
b.	Ford Mortor Company	Bonds	$19,682,487	0.6%
c.	AT&T Inc.	Bonds	$19,063,856	0.6%
d.	Citigroup Inc.	Bonds	$18,290,817	0.6%
e.	CVS Health Corp.	Bonds	$16,958,520	0.5%
f.	Park Avenue Securities	Other Invested Asset	$16,427,240	0.5%
g.	Abbvie Inc.	Bonds	$15,955,798	0.5%
h.	Historic TW Inc.	Bonds	$15,911,863	0.5%
i.	Eastman Chemical Co.	Bonds	$15,774,116	0.5%
j.	Aetna Inc.	Bonds	$15,424,743	0.5%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage of Total Admitted Assets	Preferred Stocks	Amount	Percentage of Total Admitted Assets
NAIC-1	$1,649,591,180	50.8%	P/RP-1	$—	0.0%
NAIC-2	$1,068,207,260	32.9%	P/RP-2	$—	0.0%
NAIC-3	$79,283,774	2.4%	P/RP-3	$—	0.0%
NAIC-4	$6,817,643	0.2%	P/RP-4	$—	0.0%
NAIC-5	$1,754,278	0.1%	P/RP-5	$—	0.0%
NAIC-6	$—	0.0%	P/RP-6	$—	0.0%

4.	Assets held in foreign investments:

	Amount	Percentage
a. Are assets held in foreign investments less than 2.5% of the entity’s total admitted assets? Yes { } No {X}
b. Total admitted assets held in foreign investments	$457,219,768	14.1%
c. Foreign-currency-denominated investments	$—	0.0%
d. Insurance liabilities denominated in that same foreign currency	$—	0.0%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1	$348,210,917	10.7%
Countries rated NAIC-2	$24,901,951	0.8%
Countries rated NAIC-3 or below	$3,000,000	0.1%

B-129

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2015

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:
Country: United Kingdom	$44,571,049	1.4%
Country: Mexico	$11,974,311	0.4%
Countries rated NAIC-2:
Country: United Kingdom	$44,571,049	1.4%
Country: Mexico	$8,927,640	0.3%
Countries rated NAIC-3 or below
Country: Netherlands	$4,311,947	0.1%

	Amount	Percentage
7. Aggregate unhedged foreign currency exposure:	$—	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1	$—	0.0%
ii. Countries rated NAIC-2	$—	0.0%
iii. Countries rated NAIC-3 or below:	$—	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1:
Country: France	$—	0.0%
ii. Countries rated NAIC-2:
Country:	$—	0.0%
iii. Countries rated NAIC-3 or below
Country:	$—	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	Issuer	NAIC Rating	Amount	Percentage
1.	Bank of Montreal	1FE	$10,606,254	0.3%
2.	Deutsche Bank AG London	1FE	$10,062,081	0.3%
3.	Swedbank AB	1FE	$10,030,320	0.3%
4.	Rabobank Nederland NY	1FE	$9,037,949	0.3%
5.	HSBC Bank PLC	1FE	$7,943,505	0.2%
6.	XLIT Ltd.	2FE	$7,059,266	0.2%
7.	Tyco International Finance	1FE	$7,004,709	0.2%
8.	Astrazeneca PLC	1FE	$6,400,249	0.2%
9.	Petroleos Mexicanos	2FE	$6,118,009	0.2%
10.	Barclays Bank PLC	1FE	$6,037,215	0.2%

11.	State the amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets? Yes {  }    No  {  }

B-130

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2015

12.	State the aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes {  }    No  {  }

13.	State the amounts and percentages of admitted assets held in the ten largest equity interests.

Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes {  }    No  {  }

14.	State the amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities.

Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes {X}    No  {  }

15.	State the amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?

If yes, details not required?    Yes {X}    No  {  }

16.	State the amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes {  }    No  {X}

Type (Residential, Commerical, Agricultural)		Amount	Percentage of Total Admitted Assets
a.	Commercial	$9,807,240	0.3%
b.	Commercial	$9,770,772	0.3%
c.	Commercial	$9,000,000	0.3%
d.	Commercial	$7,000,000	0.2%
e.	Commercial	$5,000,000	0.2%
f.	Commercial	$5,000,000	0.2%
g.	Commercial	$5,000,000	0.2%
h.	Commercial	$5,000,000	0.2%
i.	Commercial	$5,000,000	0.2%
j.	Commercial	$5,000,000	0.2%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan to Value	Amount	Percentage	Amount	Percentage	Amount	Percentage
above 95%	$—	0.0%	$—	0.0%	$—	0.0%
91 to 95%	$—	0.0%	$—	0.0%	$—	0.0%
81 to 90%	$—	0.0%	$—	0.0%	$—	0.0%
71 to 80%	$—	0.0%	$—	0.0%	$—	0.0%
below 70%	$—	0.0%	$227,085,152	7.0%	$—	0.0%

B-131

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2015

18.	State the amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {    }    No  {    }

19.	State the amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {    }    No  {    }

20.	State the amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Securities lending agreements (do not include assets held as collateral for such transactions)	$—	%	$—	$—	$—
b.	Repurchase agreements	$—	%	$—	$—	$—
c.	Reverse repurchase agreements	$—	%	$—	$—	$—
d.	Dollar repurchase agreements	$—	%	$—	$—	$—
e.	Dollar reverse repurchase agreements	$—	%	$—	$—	$—

21.	State the amounts and percentages of the entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
a.	Hedging	$—	%	$—	%
b.	Income generation	$—	%	$—	%
c.	Other	$—	%	$—	%

22.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$—	%	$—	$—	$—
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

23.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$45,161,350	1.4%	$36,169,000	$32,056,300	$56,371,000
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

B-132

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

APPENDIX A-001

AS OF DECEMBER 31, 2015

Section 3.  Summary Investment Schedule

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Bonds:
U.S. Treasury Securities	$72,931,281	2.29%	$72,931,281	2.29%
U.S. Government agency obligations (excluding mortgage-backed securities):
Issued by U.S. Government agencies	—	0.00%	—	0.00%
Issued by U.S. Government sponsored agencies	—	0.00%	—	0.00%
Non-U.S. Government (including Canada, excluding mortgage-backed securities):	—	0.00%	—	0.00%
Securities issued by states, territories and possessions and political subdivisions in the U.S.:
States, territories and possessions general obligations	5,605,240	0.18%	5,605,240	0.18%
Political subdivisions of states, territories and possessions and political subidivisions general obligations	—	0.00%	—	0.00%
Revenue and assessment obligations	11,351,980	0.36%	11,351,980	0.36%
Industrial development and similar obligations	—	0.00%	—	0.00%
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Issued or guaranteed by GNMA	10,809	0.00%	10,809	0.00%
Issued or guaranteed by FNMA and FHLMC	122,080	0.00%	122,080	0.00%
All other	—	0.00%	—	0.00%
CMOs and REMICs:
Issued or guaranteed by GNMA, FNMA, FHLMC or VA	—	0.00%	—	0.00%
Issued by non-U.S. Government issuers and collateralized by mortgage-backed securities issued or guaranteed by agencies as mentioned above	—	0.00%	—	0.00%
All other	151,103,587	4.74%	151,103,587	4.74%
Other debt and other fixed income securities (excluding short term):
Unaffiliated domestic securities (includes credit tenant loans and hybrid securities)	2,063,564,309	64.79%	2,063,564,309	64.79%
Unaffiliated non-U.S. securities (including Canada)	457,219,768	14.36%	457,219,768	14.36%
Affiliated securities	—	0.00%	—	0.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-133

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

APPENDIX A-001

AS OF DECEMBER 31, 2015

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Equity interests:
Investments in mutual funds	—	0.00%	—	0.00%
Preferred stocks:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	—	0.00%	—	0.00%
Publicly traded equity securities (excluding preferred stocks):
Affiliated	—	0.00%	—	0.00%
Unaffiliated	—	0.00%	—	0.00%
Other equity securities:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	—	0.00%	—	0.00%
Other equity interests including tangible personal property under lease:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	—	0.00%	—	0.00%
Mortgage loans:
Construction and land development	—	0.00%	—	0.00%
Agricultural	—	0.00%	—	0.00%
Single family residential properties	—	0.00%	—	0.00%
Multifamily residential properties	—	0.00%	—	0.00%
Commercial loans	227,085,152	7.13%	227,085,152	7.13%
Mezzanine real estate loans	—	0.00%	—	0.00%
Real estate investments:
Property occupied by the Company	—	0.00%	—	0.00%
Property held for the production of income	—	0.00%	—	0.00%
Property held for sale	—	0.00%	—	0.00%
Contract loans	121,535,407	3.82%	121,535,407	3.82%
Derivatives	—	0.00%	—	0.00%
Receivables for securities	10,570,053	0.33%	10,570,053	0.33%
Securities lending	—	0.00%	—	0.00%
Cash, cash equivalents and short term investments	32,108,274	1.01%	32,108,274	1.01%
Other Invested Assets	31,727,914	1.00%	31,727,914	1.00%

Total Invested Assets	$3,184,935,854	100.00%	$3,184,935,854	100.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-134

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

We have audited the accompanying statutory financial statements of Guardian Insurance & Annuity Company, Inc. which comprise the statutory basis balance sheets as of December 31, 2015 and 2014, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America are material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2015 and 2014, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 2.

B-135

Opinion on Supplemental Schedules

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Schedule I—Selected Financial Data, Investment Risk Interrogatories, and Summary Investment Schedule of the Company (collectively “the supplemental schedules”) as of December 31, 2015 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the supplemental schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the supplemental schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2015 and for the year then ended. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

February 26, 2016

B-136

Part C

ITEM 27: Exhibits

	The following exhibits:

(a)	Resolution of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing The Guardian Separate Account N		(1)

(b)	Custodian Agreements. Not Applicable.		N/A

(c)	Distribution Agreements.

	(c)(i)	Distribution and Service Agreement between GIAC and PAS (March 31, 2015)	(11)

	(c)(ii)	Field Representative Agreement (FRVUL)	(3)

	(c)(iii)	Agreement of Agency (FTAVUL)	(3)

	(c)(iv)	Agreement of General Agency (GAVULUL)	(3)

	(c)(v)	Memorandum of Agreement (CDM)	(3)

	(c)(vi)	Special Agreement of Agency (SPAG)	(3)

	(c)(vii)	Brokerage Agreement	(3)

	(c)(viii)	Form of GIAC Selling Agreement (04/2015)	(11)

(d)	Specimen of the Flexible Premium Adjustable Variable Whole Life Insurance Policy		(9)

	(d)(i)	Policy Continuation Rider	(8)

	(d)(ii)	Whole Life Purchase Option Rider	(8)

	(d)(iii)	Guaranteed Coverage Rider	(8)

	(d)(iv)	Accidental Death Benefit Rider	(8)

	(d)(v)	Disability Benefit Rider	(8)

	(d)(vi)	Waiver of Monthly Deductions Rider	(8)

(e)	Applications

	(e)(i)	Form of Application for the Flexible Premium Adjustable Variable Whole Life Policy.	(7)

	(e)(ii)	Application Supplement for Flexible Premium Adjustable Variable Whole Life Policy.	(7)

(f)	Certification of Incorporation and By-Laws.

	(f)(i)	Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.	(1)

	(f)(ii)	Certificate of Amendment to the Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.	(1)

	(f)(iii)	By-laws of The Guardian Insurance & Annuity Company, Inc.	(1)

(g)	Reinsurance Agreements

	(g)(i)	Reinsurance Agreement Number 3001 (including amendments through 8/1/13)	(9)

	(g)(ii)	Reinsurance Agreement Number 3002 (including amendments through 8/1/13)	(9)

(h)	Participation Agreements.

	(h)(i)	AIM/Invesco Variable Insurance Funds (1998)	(1)

		(a) Amendments to Agreement (No. 1-5)	(2)

		(b) Amendment to Agreement (No. 6)	(3)

		(c) Amendment to Agreement (No. 7) (2008)	(2)

		(d) Amendment to Agreement (No. 8)	(11)

		(e) Amendment to Agreement (No. 9)	(11)

		(f) Amendment to Agreement (No. 10) (2015)	(11)

(h)(ii)	Davis Variable Account Fund, Inc. (1999) (including Addenda 1-2)**	(2)

	(a) Addenda #3 to Agreement (July 2004)	(2)

	(b) Addenda #4 to Agreement	(2)

	(c) Addenda #5 to Agreement (2008)	(2)

(h)(iii)	Fidelity Variable Insurance Products Fund (including amendments 1-3)	(2)

	(a) Amendment #4 to Agreement (2002)	(2)

	(b) Amendment #5 to Agreement (2005)	(2)

	(c) Amendment #6 to Agreement (2008)	(2)

(h)(iv)	Intentionally left blank

(h)(v)	Janus Aspen Series (service shares) (2000)	(3)

	(a) Amendment to Agreement (2000)	(3)

	(b) Amendment to Agreement (2008)	(3)

(h)(vi)	MFS Variable Insurance Trust** (2000)	(2)

	(a) Amendment to Agreement (Aug 2000)	(2)

	(b) Amendment to Agreement (Nov 2000)	(2)

	(c) Amendment to Agreement (2006)	(2)

	(d) Amendment to Agreement (2008)	(2)

(h)(vii)	AB Variable Products Series Fund	(2)

	(a) First Amendment to Agreement (2008)	(2)

	(b) Amendment to Agreement (No. 2)	(11)

	(c) Amendment to Agreement (No. 3)	(11)

	(d) Amendment to Agreement (No. 4)	(11)

	(e) Amendment to Agreement (No. 5) (2015)	(11)

(h)(viii)	Intentionally left blank	—

(h)(ix)	RS Variable Product Trust (2007) (superseded)	(2)

	(a) Amendment to Agreement (2008) (superseded)	(3)

	(b) Amendment to Agreement (2009) (superseded)	(4)

	(c) Participation Agreement (2014)	(12)

(h)(x)	Intentionally left blank	—

(h)(xi)	Franklin Templeton	(2)

	(a) Amendment No. 1 (2004)	(2)

	(b) Amendment No. 2 (2007)	(2)

	(c) Amendment No. 3 (2008)	(2)

	(d) Amendment No. 4 (2013)	(11)

	(e) Amendment No. 5 (2015)	(11)

(h)(xii)	Intentionally left blank	—

(h)(xiii)	American Century** (1998)	(2)

	(a) First Amendment	(2)

	(b) Second Amendment (2008)	(2)

	(c) Amendment No. 3 (2009)	(5)

	(h)(xiv)	Intentionally left blank	—

	(h)(xv)	Intentionally left blank	—

	(h)(xvi)	PIMCO / ALLIANZ (2009)	(4)

	(h)(xvii)	Intentionally left blank	—

	(h)(xviii)	Intentionally left blank	—

	(h)(xix)	Waddell & Reed, Inc. (IVY)** (2010)	(5)

	(h)(xx)	Dreyfus	(7)

	(h)(xx)(a)	Amendment to Dreyfus Participation Agreement (2013)	(9)

	(h)(xxi)	Columbia Funds	(7)

	(h)(xxi)(a)	Amendment to Columbia Participation Agreement (2013)	(8)

	(h)(xxii)	Pioneer Funds	(7)

	(h)(xxii)(a)	Amendment to Pioneer Participation Agreement (2013)	(9)

	(h)(xxiii)	Putnam Funds Participation Agreement (2012)	(12)

	(h)(xxiii)(a)	Amendment No. 1 to Putnam Funds Participation Agreement (2013)	(12)

	(h)(xxiii)(b)	Amendment No. 2 to Putnam Funds Participation Agreement (2015)	(12)

	(h)(xxiii)(c)	Amendment No. 3 to Putnam Funds Participation Agreement (2016)	(12)

(i)	Administrative Contracts

	(i)(i)	Amended and Restated Agreement for Services and Reimbursement Therefor between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc. (2007)	(1)

(j)(i)	Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.:

	(a)	Robert E. Broatch	(8)

	(b)	Michael B. Cefole	(8)

	(c)	Donald P. Sullivan, Jr.	(8)

	(d)	Michael Slipowitz	(8)

	(e)	Marc Costantini	(10)

	(f)	Gordon Dinsmore	(12)

(k)	Legal Opinion.

	(k)(i)	Opinion of Richard T. Potter, Jr., Esq.	(9)

	(k)(ii)	Consent of Richard T. Potter, Jr., Esq.	(12)

(l)	Opinion and Consent of actuarial officers.		(12)

(m)	Calculation.		(12)

(n)	Consent of PricewaterhouseCoopers LLP		(12)

(o)	No financial statements are omitted.		N/A

(p)	Initial Capital Agreements.		N/A

(q)	Memorandum on the Policy’s Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy for Flexible Premium Adjustable Variable Life Insurance Policy.		(9)

(1)	Incorporated by reference to the Registration Statement on Form N-6 filed by the Registrant on May 21, 2008
(File No. 333-151073; Accession No. 0001193125-08-120023)
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on August 1, 2008 (File No. 333-151073; Accession No. 0001193125-08-163928)
(3)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6 filed by the Registrant on August 26, 2008 (File No. 333-151073; Accession No. 0001193125-08-184460)
(4)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 filed by the Registrant on April 27, 2010 (File No. 333-151073; Accession No. 0001193125-10-094621)
(5)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 filed by the Registrant on April 27, 2011 (File No. 333-151073; Accession No. 0001193125-11-111532)
(6)	Incorporated by reference to Post-Effective No. 4 to the Registration Statement on Form N-6 filed by the Registrant on April 25, 2012 (File No. 333-148736; Accession No. 0001193125-12-181996)
(7)	Incorporated by reference to the Registration Statement on Form N-6 filed by the Registrant on May 2, 2013
(File No. 333-188304; Accession No. 0001193125-13-196448)
(8)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on July 15, 2013 (File No. 333-188304; Accession No. 0001193125-13-290766)
(9)	Incorporated by reference to Pre-Effective Amendment No. 2 on Form N-6 filed by the Registrant on September 27, 2013 (File No. 333-188304; Accession No. 0001193125-13-382543)
(10)	Incorporated by reference Post-Effective Amendment No. 1 to the Registration statement on Form N-6 filed by the Registrant on April 25, 2014 (File No. 333-188304; Accession No. 0001193125-14-158833)
(11)	Incorporated by reference Post-Effective Amendment No. 2 to the Registration statement on Form N-6 filed by the Registrant on

April 24, 2015 (File No. 333-188304; Accession No. 0001193125-15-146150)

(12)	Filed herewith.

**	Financial information redacted

Item	28. Directors and Officers of the Depositor

The following is a list of directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004. List is effective as of April 14, 2016.

POSITION with GIAC	Name
Director & President	Gordon Dinsmore
Director	Marc Costantini
Director, Senior Vice President & Corporate Chief Actuary	Michael Slipowitz
Executive Vice President & Chief Investment Officer	Thomas G. Sorell
Executive Vice President & General Counsel	Tracy L. Rich
Senior Vice President, Associate Corporate Secretary	Harris Oliner
Senior Vice President, Chief Financial Officer	Roberto C. Ecker
Senior Vice President, Product Management	Douglas Dubitsky
Senior Vice President, Counsel & Assistant Corporate Secretary	Richard T. Potter, Jr.
Senior Vice President, Chief Actuary- Individual Life	Charles Marino
Senior Managing Director, Head of Real Estate Investments	Robert T. O’Rourke
Senior Managing Director, Investments; Asset Allocation and Fixed Income Portfolio Management	Douglas Dupont
Senior Managing Director, Investments; Asset Liability and Equity Portfolio Management	Douglas Niemann
Managing Director	John Blaney
Managing Director	Kevin Booth
Managing Director	Douglas Gaylor
Managing Director	Robert J. Crimmins, Jr.
Managing Director	Thomas M. Donohue
Managing Director & Derivatives Risk Officer	Atanas H. Goranov
Managing Director, Head of Private Equity	Maurice Gordon
Managing Director	Paul Jablansky
Managing Director	Stewart M. Johnson
Managing Director, Private Placements	Brian E. Keating
Managing Director, Investment Actuary	Chi M. Kwok
Managing Director, Real Estate Portfolio Manager	Robert LoCascio
Managing Director	David J. Marmon
Managing Director	Robert A. Reale
Managing Director, Head of Commercial Mortgages Investments	Daniel Maples
Vice President and Actuary, Individual Life	Jess Geller
Vice President, Corporate Tax	Bruce P. Chapin
Vice President, Treasurer	Walter R. Skinner
Vice President & Director of Finance	John H. Walter
Vice President & Chief Compliance Officer	Linda Senker
Vice President, Strategic Initiatives & Distribution Support	Robert Chamerda
Vice President, Head of FP&A and Financial Reporting	Kevin Lyons
Vice President, Retirement Product Fund Management	Stuart Carlisle
Second Vice President, Controller Individual Life	Thomas L. Cahill
Second Vice President, Retirement Services	Travis Ovitt
Second Vice President, Product Management, Individual Annuity, Retirement Solutions	Nahulan Ethirveerasingam
Second Vice President, Head of Client Services	Christopher Pic
Senior Director	Demetrios Tsaparas
Senior Director, Private Placements	Edward J. Brennan
Senior Director, Private Placements	Timothy Powell
Senior Director, Real Estate Portfolio Manager	Mark A. DePrima
Senior Director, Private Placements	Gwendolyn Foster
Senior Director, Fixed Income Trading	John Gargana
Senior Director, Real Estate	Gary A. Gorecki
Senior Director, Private Placements	Barry J. Scheinholtz
Senior Director	John Paul Gillin
Senior Director, Derivatives Risk Analytics, Investments	Kampoleak Pal
Senior Director, Private Equity Investments	Cheng Wang
Senior Director	Mordechai Shapiro
Assistant Vice President, Annuity Operations and Customer Service	Christian Mele
Assistant Controller	James Nemeth
Associate Actuary	Mariana Slepovitch
Corporate Secretary	Sonya L. Crosswell
Director, Variable Product Issue	Brenda L. Ahner
Director, GIAC Compliance and Licensing	Tricia P. Mohr
Director, Policy Forms	John J. Monahan
Director, Fixed Income Trading	Martin Vernon
Director, Financial Reporting & Sales Support, Retirement Solutions	Sanjay Patel

Item	29. Persons Controlled by or under Common Control with Depositor or Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of December 31, 2015. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Park Avenue Securities LLC	Delaware	100%
Hanover Square Funding, LLC	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	93.99%
RS Investments (Hong Kong) Limited	Hong Kong	100%
RS Investments (UK) Limited	England	100%
RS Funds Distributor LLC	Delaware	100%
RS Investment Management (Singapore) Pte Ltd.	Singapore	100%
GIS Strategic Ventures, LLC	Delaware	100%
Park Avenue Institutional Advisers LLC	Delaware	100%
Hanover Square Real Estate Management LLC	Delaware	100%
Hanover Square TAP LLC	Delaware	100%
Hanover Square LCP LLC	Delaware	100%
Guardian SLC Redwood Holdings LLC	Delaware	100%
Redwood Land Partners LLC	Delaware	90% (indirectly owned)
SLC Somerset Fee Owner LLC	Delaware	100%
Guardian SLC Redwood Holdings II LLC	Delaware	100%
Redwood Land Partners II LLC	Delaware	90% (indirectly owned)
SLC Southwillow Fee Owner LLC	Delaware	100%
GIS Credit Opportunities, LLC	Delaware	100%
Reed Acquisitions LLC	Delaware	—
Reed Group Management LLC	Connecticut	—
GIS Canada Holdings Corp.	Delaware	—
Reed Group Canada Services ULC	Canada	—
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Berkshire Life Insurance Company of America	Massachusetts	100%
Berkshire Acquisition LLC	Delaware	100%
Berkshire Acquisition II, LLC	Delaware	100%
First Commonwealth, Inc.	Delaware	100%
Managed DentalGuard, Inc.	Ohio	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
Reed Group, Ltd.	Colorado	100%
Access Professional Dental Care, LLC	Delaware	100%
Access Professional Dental Services, LLC	Delaware	100%
Premier Access Administrators	California	100%
Premier Access Insurance Company	California	100%
Data Telesis Private Limited	India	99.999%
Premier Group, Inc.	California	100%
Access Dental Plan	California	100%
Access Dental Plan of Utah, Inc.	Utah	100%
Access Dental Plan of Nevada, Inc.	Nevada	100%
Blue Hills Dental Plan of Arizona, Inc.	Arizona	100%

FCW Merger Sub, Inc.	Delaware	100%
Managed Dental Care	California	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Guardian Distributors, LLC	Delaware	100%
Innovative Underwriters, Inc.	New Jersey	100%
RS Global Growth Fund	Massachusetts	73.00%
RS High Yield Fund	Massachusetts	46.95%
RS Strategic Income Fund	Massachusetts	50.23%
RS China Fund	Massachusetts	85.17%
RS Investors Fund	Massachusetts	25.88%
RS Emerging Markets Small Cap Fund	Massachusetts	96.08%
RS Focused Growth Opportunity Fund	Massachusetts	98.40%
RS Focused Opportunity Fund	Massachusetts	97.97%
Guardian Shores, LLC	Delaware	100%
Shores, LLC	Delaware	50%
Guardian LCP Commercial I LLC	Delaware	100%
LEI LCP-GL Commercial, LLC	Delaware	75%
Hanover Acquisition LLC	Delaware	100%
Guardian Parkside Commons LLC	Delaware	100%
Parkside Commons Apartments LLC	Delaware	90% (indirectly owned)
Guardian Ledges LLC	Delaware	100%
Guardian Quincy LLC	Delaware	100%
Hanover Acquisition 5 LLC	Delaware	100%
Spencer Airport Center LLC	Delaware	100%
Spencer Airport Center Phase I/II Owners’ Association	Nevada	greater than 50% (indirectly owned)
Hanover Acquisition II LLC	Delaware	100%
Guardian Juanita Village, LLC	Delaware	100%
Hanover Acquisition 3 LLC	Delaware	100%
Hanover Acquisition IV LLC	Delaware	100%
Guardian Campus Holdings LLC	Delaware	100%
Campus Drive Land Partners LLC	Delaware	90% (indirectly owned)
Campus Drive Springing Member, Inc.	Delaware	81% (indirectly owned)
Campus Drive Fee Owner LLC	Delaware	100%
Guardian Westwood Holdings LLC	Delaware	100%
Westwood Drive Land Partners LLC	Delaware	90% (indirectly owned)
Westwood Drive Fee Owner LLC	Delaware	100%
Westwood Drive Springing Member, Inc.	Delaware	81% (indirectly owned)
Guardian Tyron Village LLC	Delaware	100%
Guardian Park Place LLC	Delaware	100%
Spencer Airport Center Phase III, LLC	Delaware	100%
Spencer Airport Center Phase IV, LLC	Delaware	100%
Spencer Airport Center Phase IV Owners’ Association	Nevada	greater than 50% (indirectly owned)
Guardian Piazza D’Oro	Delaware	100%
Guardian CapCo, LLC	Delaware	100%
901 Hawthorne/250 Spring Lake, LLC	Delaware	60%
360 S. Acacia Partnership	New York	53%
Airside Business Park LP	Pennsylvania	25%
B.A. Ventures, LLC	New York	50%
Broadway Denver LLC	Delaware	60%
G-M Joint Venture	Tennessee	90%
GH Scottsdale I LLC	Delaware	50%
GH Warner LLC	Delaware	50%
Golden State II	California	50%

Lowe Capital Partners, LLC	Delaware	80%
Guardian KW/Santa Maria Land Partners, LLC	Delaware	60%
Guardian/KW Hayward Member, LLC	Delaware	60%
Guardian Forest Creek LLC	Delaware	90%
Guardian Park Potomac LLC	Delaware	100%
GFP Residential Holdings, LLC	Delaware	50% (indirectly owned)
Guardian Santa Fe Partnership	Colorado	75%
Guardian Timber Ridge LLC	Delaware	90%
Space Center Apartments, LLC	Delaware	50%
SpaceSub Apartments, Ltd.	Texas	50% (indirectly owned)
SpaceSub GP, L.L.C.	Texas	50% (indirectly owned)
TruAmerica Muiltifamily LLC	Delaware	80%
TruAmerica Properties LLC	Delaware	80%
Campus Drive Manager LLC	Delaware	90%
Westwood Drive Manager	Delaware	90%
Redwood TA Manager LLC	Delaware	90%
Redwood TA II Manager LLC	Delaware	90%
TruAmerica Properties II LLC	Delaware	40%
Deasil Manager LLC	Delaware	39.61% (indirectly owned)
Deasil Lender LLC	Delaware	39.61% (indirectly owned)
Mediterranean Operator LLC	Delaware	39.61% (indirectly owned)
Galena Way Manager LLC	Delaware	37% (indirectly owned)
Galena Way Land Partners LLC	Delaware	3.7% (indirectly owned)
Galena Way Fee Owner LLC	Delaware	3.7% (indirectly owned)
Monaco Parkway Fee Owner LLC	Delaware	3.7% (indirectly owned)
Monaco Parkway Manager LLC	Delaware	37% (indirectly owned)
Petrovitsky Road Manager LLC	Delaware	37% (indirectly owned)
Petrovitsky Road Land Partners LLC	Delaware	3.7% (indirectly owned)
Petrovitsky Road Fee Owner LLC	Delaware	3.7% (indirectly owned)
Mercury TA Manager LLC, a Delaware LLC	Delaware	39.598% (indirectly owned)
Mercury Lender LLC	Delaware	39.598% (indirectly owned)
Hanover Acquisition VI, LLC	Delaware	100%
Guardian/Abbey, LLC	Delaware	72%
400 Columbus Avenue LLC	New York	100%
Guardian LEIM, LLC	Delaware	100%
Lowe Enterprises Investment Management, LLC	Delaware	50%
Guardian Hilltop LLC	Delaware	100%
Guardian/KW Hilltop, LLC	Delaware	50%
Guardian Mercury, LLC	Delaware	100%
The Mercury Homes, LLC	Delaware	27%
Guardian/Mile High, LLC	Delaware	100%
Guardian/DCC, LLC	Delaware	90%
Guardian LCP Hospitality I LLC	Delaware	100%
LEI LCP-GL, LLC	Delaware	75%
Guardian LCP Hospitality Finance LLC	Delaware	100%
LEI LCP-GL II, LLC	Delaware	73%
Guardian Deasil Holdings, LLC	Delaware	100%
Deasil Land Partners LLC	Delaware	15.35% (indirectly owned)
Bayridge Fee Owner LLC	Delaware	15.35% (indirectly owned)
Canyon Crest Fee Owner LLC	Delaware	15.35% (indirectly owned)
Canyon Ridge Fee Owner LLC	Delaware	15.35% (indirectly owned)
Colonnade Fee Owner LLC	Delaware	15.35% (indirectly owned)
Colony Fee Owner LLC	Delaware	15.35% (indirectly owned)
Forest Park Fee Owner LLC	Delaware	15.35% (indirectly owned)
Harborview Fee Owner LL	Delaware	15.35% (indirectly owned)
Hidden Hills Fee Owner LLC	Delaware	15.35% (indirectly owned)

Mediterranean Fee Owner LP	Delaware	15.35% (indirectly owned)
Mountain Summit Fee Owner LLC	Delaware	15.35% (indirectly owned)
Reche Ridge Fee Owner LLC	Delaware	15.35% (indirectly owned)
Towne Center Fee Owner LLC	Delaware	15.35% (indirectly owned)
Tuscan Village Fee Owner LLC	Delaware	15.35% (indirectly owned)
Waterstone Magnolia Fee Owner LLC	Delaware	15.35% (indirectly owned)
Guardian Lowry LLC	Delaware	100%
Monaco Parkway Land Partners LLC	Delaware	25% (indirectly owned)
Monaco Parkway Fee Owner LLC	Delaware	25% (indirectly owned)
Guardian Ponderosa LLC	Delaware	100%
Galena Way Land Partners LLC	Delaware	25% (indirectly owned)
Galena Way Fee Owner LLC	Delaware	25% (indirectly owned)
Guardian Carriages LLC	Delaware	100%
Petrovitsky Road Land Partners LLC	Delaware	25% (indirectly owned)
Petrovitsky Road Fee Owner LLC	Delaware	25% (indirectly owned)
Guardian LCP2A, LLC	Delaware	100%
Lowe Capital Partners 2A , LLC	Delaware	93.33%
Guardian LCP2B, LLC	Delaware	100%
Lowe Capital Partners 2B, LLC	Delaware	50%
Guardian Mercury-Gemini Holdings LLC	Delaware	100%
Mercury Land Partners LLC	Delaware	15.3498% (indirectly owned)
Mercury Village Fee Owner LLC	Delaware	15.3498% (indirectly owned)
Mercury Hanover Fee Owner LLC	Delaware	15.3498% (indirectly owned)
Mercury Township Fee Owner LLC	Delaware	15.3498% (indirectly owned)
Mercury Park Fee Owner LLC	Delaware	15.3498% (indirectly owned)
Mercury Commons Fee Owner LLC	Delaware	15.3498% (indirectly owned)
Mercury Constellation Fee Owner LLC	Delaware	15.3498% (indirectly owned)
Mercury Windsor Fee Owner LLC	Delaware	15.3498% (indirectly owned)
Gemini Alderwood Park Fee Owner LLC	Delaware	15.3498% (indirectly owned)
Gemini Ridgetop Fee Owner LLC	Delaware	15.3498% (indirectly owned)
Gemini Wellington Fee Owner LLC	Delaware	15.3498% (indirectly owned)
Gemini Bridge Creek Fee Owner LLC	Delaware	15.3498% (indirectly owned)
Gemini Boulder Creek Fee Owner LLC	Delaware	15.3498% (indirectly owned)
Gemini Settlers Point Fee Owner LLC	Delaware	15.3498% (indirectly owned)
Hanover Hoffman Estates LLC	Delaware	100%
Seasons Lynnwood, LLC	Delaware	100%
Hanover Suwanee Center LLC	Delaware	100%
GR Lenexa, LLC*	Delaware	50%
Guardian/KW NOHO Manager, LLC*	Delaware	50%
Guardian Wakefield LLC*	Delaware	100%
Hanover Goodyear LLC*	Delaware	100%
Guardian Blossom Hill, LLC*	Delaware	100%
Guardian/KW Blossom Hill, LLC*	Delaware	85%
Guardian Eldorado, LLC*	Delaware	100%
Guardian Cliffside LLC*	Delaware	60%
Guardian Wakefield LLC*	Delaware	100%
Guardian Wheaton Station, LLC*	Delaware	100%
Guardian LIHTC 1 LLC*	Delaware	100%
Guardian/Edgewater, LLC*	Delaware	95%
Guardian Edgewater Terrace, LLC*	Delaware	100%
Guardian Edgewater Village, LLC*	Delaware	100%

*	Inactive

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of December 31, 2015

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
RS Variable Products Trust	Massachusetts	100%

Item	30. Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item	31. Principal Underwriters

(a) Park Avenue Securities LLC (“PAS”) is the principal underwriter of the Registrant’s variable life insurance policies and variable annuity contracts.

In addition, PAS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of managers and principal officers of PAS. The principal business address of each person is 7 Hanover Square, New York, New York 10004. List is effective as of April 14, 2016.

POSITION with PAS	Name
Manager & President	John Palazzetti
Manager, Vice President, Managing Director, Individual Markets	Christopher Dyrhaug
Manager	Marc Costantini
Manager	D. Scott Dolfi
Manager	Michael N. Ferik
Senior Vice President, Principal Executive Officer, Wholesale Division	James Lake
Senior Vice President, Associate Corporate Secretary	Harris Oliner
Vice President, Wholesale Division	Douglas Dubitsky
Vice President, Counsel and, Associate Corporate Secretary	Richard T. Potter, Jr.
Vice President, Financial Officer, Wholesale Division	John Walter
Vice President, Head of Business Administration and Control	Barbara Fuentez
Second Vice President & Chief Compliance Officer	Kenneth Goodall
Second Vice President & Chief Compliance Officer, Wholesale Division	Linda Senker
Second Vice President, Business Technology Services	Domenica Grittani
Second Vice President Head of Strategic Initiatives	Marianne Caswell
Second Vice President, National Control Officer	Frank Ingraham
Second Vice President, Wholesale Division	Robert Chamerda
Second Vice President, Wholesale Division	Nahulan Ethirveerasingam
Assistant Vice President & Chief Operations Officer	Michael Ryniker
Assistant Vice President & Head of Finance	James Conway
Director, Agent Contracting & Licensing	Gregory Blazinski
Corporate Secretary	Sonya L. Crosswell
Counsel	Joshua Hergan
Manager, Business Development	Jason Eskenazi
Assistant Corporate Secretary	Robert D. Grauer
Anti-Money Laundering Officer	Charles Barresi, Jr.

(c) PAS, as the principal underwriter of the Registrant’s variable life contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item	32. Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item	33. Management Services

None.

Item	34. Fee Representation

The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account N certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment No. 4 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on April 22, 2016.

THE GUARDIAN SEPARATE ACCOUNT N
(Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
(Name of Depositor)

By:	/s/ Richard T. Potter, Jr.
Senior Vice President, Counsel & Assistant Corporate Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

	/s/ Michael Slipowitz* Michael Slipowitz	Director and Senior Vice President and Corporate Chief Actuary

	/s/ Roberto C. Ecker Roberto C. Ecker (Principal Financial Officer)	Senior Vice President, Chief Financial Officer

	/s/ Gordon Dinsmore*	Director and President
Gordon Dinsmore (Principal Executive Officer)

	/s/ Marc Costantini*	Director
Marc Costantini

By:	/s/ Richard T. Potter, Jr.	Date: April 22, 2016
Senior Vice President, Counsel & Assistant Corporate Secretary

*	Pursuant to Power of Attorney

The Guardian Separate Account N

Exhibit Index

Exhibit Number	Description

(h)(ix)(c)	RS Variable Product Trust Participation Agreement (2014)

(h)(xxiii)	Putnam Funds Participation Agreement (2012)

(h)(xxiii)(a)	Amendment No. 1 to Putnam Funds Participation Agreement (2013)

(h)(xxiii)(b)	Amendment No. 2 to Putnam Funds Participation Agreement (2015)

(h)(xxiii)(c)	Amendment No. 3 to Putnam Funds Participation Agreement (2016)

(j)(i)(f)	Power of Attorney for Gordon Dinsmore

(k)(ii)	Consent of Counsel

(l)	Opinion and Consent of Actuarial Officers

(m)	Calculation

(n)	Consent of Independent Registered Accountant